                        STAG VARIABLE LIFE PRODUCT PORTFOLIO

                                       1998


                           HARTFORD LIFE INSURANCE COMPANY
                       HARTFORD LIFE & ANNUITY INSURANCE COMPANY




                                       [LOGO]




                                  SEPARATE ACCOUNTS AND
                                HARTFORD HLS MUTUAL FUNDS




                                      ANNUAL REPORT

 Table of Contents
--------------------------------------------------------------------------------

                                                    PAGE
                                                    -----
Letter to Clients.................................      1
Performance Summary of Hartford Mutual Funds......      2
Investment Review.................................      3

Hartford Life Insurance Companies Separate Account
 FinancialStatements and Notes to Financial
 Statements
    Hartford Life Insurance Company Separate
     Account Variable Life One....................     16
    Hartford Life Insurance Company Separate
     Account Variable Life Two....................     28
    Hartford Life Insurance Company Separate
     Account One..................................     42
    Hartford Life and Annuity Insurance Company
     Separate Account Variable Life One...........     50
    Hartford Life and Annuity Insurance Company
     Separate Account Variable Life Two...........     64

Hartford Mutual Funds
  Statements of Net Assets as of December 31,
   1998:
    Hartford Bond HLS Fund, Inc...................   MF-1
    Hartford Stock HLS Fund, Inc..................   MF-5
    Hartford Money Market HLS Fund, Inc...........   MF-7
    Hartford Advisers HLS Fund, Inc...............   MF-9
    Hartford Capital Appreciation HLS Fund,
     Inc..........................................  MF-13
    Hartford Mortgage Securities HLS Fund, Inc....  MF-16
    Hartford Index HLS Fund, Inc..................  MF-18
    Hartford International Opportunities HLS Fund,
     Inc..........................................  MF-24
    Hartford Dividend and Growth HLS Fund, Inc....  MF-27
    Hartford International Advisors HLS Fund,
     Inc..........................................  MF-30
    Hartford Small Company HLS Fund, Inc..........  MF-35
    Hartford MidCap HLS Fund, Inc.................  MF-37
    Hartford Growth and Income HLS Fund...........  MF-39
    Hartford High Yield Bond HLS Fund.............  MF-41
    Hartford Global Leaders HLS Fund..............  MF-44
  Statements of Operations for the Year Ended
   December 31, 1998:
    Hartford Mutual Funds.........................  MF-46
  Statements of Changes in Net Assets for the Year
   Ended December 31, 1998 and the Year Ended
   December 31, 1997:
    Hartford Mutual Funds.........................  MF-50
  Notes to Financial Statements:
    Hartford Mutual Funds.........................  MF-56
  Hartford Mutual Funds Financial Highlights......  MF-68

Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Accounts.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

 A Message From The President
--------------------------------------------------------------------------------

Dear Policyowner,

Describing 1998 as a "volatile" year for the stock market could be considered an understatement. While volatile market conditions can be unsettling, over time the stock market has historically delivered the best results to investors. This was still true in 1998. By year's end the market rewarded those investors who took the long view. And the gains continued as the new year began. The lesson learned in 1998 is important - don't get rattled by short-term disruptions. Hartford Life's variable life insurance products are designed to provide strong results for those who have long-term goals. We know our products' long-term performance -- permanent life insurance protection -- is our ultimate value to policy owners and that's why our money managers stay focused on the long-term. So when we experience a year like 1998, our money managers look to identify new opportunities for long-term gain.

The Stag Variable Life products offer an array of investment options positioned to take advantage of the varying opportunities in the equity and fixed income market. In fact, with 36 investment options to choose from, you have more choice than ever before.

And while market conditions may fluctuate, one thing that won't waver is Hartford Life's dedication to providing you with the best -- products, service and investing discipline. Thank you for continuing to be a Hartford Life policy owner.

                                                               [LOGO]
                                  Lon A. Smith
                                PRESIDENT & CEO
                              Hartford Life, Inc.

NOTE: PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                                                                          [LOGO]

 Performance Summary of Hartford HLS Mutual Funds
--------------------------------------------------------------------------------

FUNDS

                                                 TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31,
                      1998        1997        1996        1995        1994        1993        1992        1991        1990

Stock HLS Fund...      33.47%      31.38%      24.37%      34.10%      (1.89)%     14.34%      10.04%      24.58%      (3.87)%
Bond HLS Fund....       8.15       11.35        3.52       18.49       (3.95)      10.24        5.53       16.43        8.39
Money Market HLS
 Fund............       5.25        5.31        5.19        5.74        3.95        2.94        3.63        6.01        8.09
Advisers HLS
 Fund............      24.66       24.51       16.59       28.34       (2.74)      12.25        8.30       20.33        1.26
Capital
 Appreciation HLS
 Fund............      15.48       22.34       20.70       30.25        2.50       20.80       16.98       53.99      (10.90)
Mortgage
 Securities HLS
 Fund............       6.72        9.01        5.07       16.17       (1.61)       6.31        4.64       14.71        9.70
Index HLS Fund...      28.06       32.61       22.09       36.55        0.94        9.12        6.82       29.53       (3.99)
International
 Opportunities
 HLS Fund........      13.16        0.34       12.93       13.93       (1.94)      33.73       (4.43)      13.00      (11.76)*
Dividend and
 Growth HLS
 Fund............      16.42       31.89       22.91       36.37        1.96*      --          --          --          --
International
 Advisers HLS
 Fund............      13.35        5.52       11.79       15.84*      --          --          --          --          --
Small Company HLS
 Fund............      11.62       18.38        7.15*      --          --          --          --          --          --
MidCap HLS
 Fund............      26.57       13.81*      --          --          --          --          --          --          --
Growth & Income
 HLS Fund........      19.05*      --          --          --          --          --          --          --          --
Global Leaders
 HLS Fund........      31.88*      --          --          --          --          --          --          --          --
High Yield HLS
 Fund............       3.58*      --          --          --          --          --          --          --          --
MARKET INDICES

Standard & Poor's
 500 Stock
 Index...........      28.60 %     33.35 %     22.95 %     37.52 %      1.31 %     10.06 %      7.61 %     30.39 %     (3.11)%
Standard & Poor's
 400 Stock Index
 (MidCap)........      19.11       32.25       19.18       30.88       (3.59)      11.03        7.58       16.13        8.28
Shearson Lehman
 Gov't/ Corp.
 Bond Index......       9.47        9.76        2.90       19.24       (3.51)      11.03        7.58       16.13        8.28
90-Day Treasury
 Bills...........       4.98        5.33        5.29        5.80        4.14        3.12        3.70        5.90        7.95
EAFEGDP..........      26.71        5.77        7.63       11.16        7.81       33.56       (9.65)      10.73      --
Frank Russell
 2000 Index......      (2.55)      22.36       16.51       28.45       (1.82)      18.71       18.41       46.04      (19.48)
Frank Russell
 2500 Index......       0.38       24.43       19.04       31.70       (1.07)      16.54       16.18       46.69      (14.88)
Shearson Lehman
 Brothers
 Mortgage Backed
 Bond Index......       6.96        9.49        5.35       16.80       (1.61)       6.84        8.96       15.72       10.72

FUNDS
                      1989        1988        1987        1986        1985
Stock HLS Fund...      26.02%      19.00%       5.41%      12.33%      31.49%
Bond HLS Fund....      12.10        7.60       (0.01)      12.19       20.62
Money Market HLS
 Fund............       9.10        7.40        6.49        6.77        8.53
Advisers HLS
 Fund............      21.72       14.24        6.08       12.70       26.85
Capital
 Appreciation HLS
 Fund............      24.11       26.37       (4.31)       9.03       36.18
Mortgage
 Securities HLS
 Fund............      13.13        8.38        2.64       11.13       20.61
Index HLS Fund...      30.47       16.35      (12.91)*     --          --
International
 Opportunities
 HLS Fund........      --          --          --          --          --
Dividend and
 Growth HLS
 Fund............      --          --          --          --          --
International
 Advisers HLS
 Fund............      --          --          --          --          --
Small Company HLS
 Fund............      --          --          --          --          --
MidCap HLS
 Fund............      --          --          --          --          --
Growth & Income
 HLS Fund........      --          --          --          --          --
Global Leaders
 HLS Fund........      --          --          --          --          --
High Yield HLS
 Fund............      --          --          --          --          --
MARKET INDICES
Standard & Poor's
 500 Stock
 Index...........      31.62 %     16.60 %      5.49 %     18.66 %     31.70 %
Standard & Poor's
 400 Stock Index
 (MidCap)........      14.24        7.58        2.29       15.62       21.30
Shearson Lehman
 Gov't/ Corp.
 Bond Index......      14.24        7.58        2.29       15.62       21.30
90-Day Treasury
 Bills...........       8.67        6.56        5.97        6.41        7.97
EAFEGDP..........     --          --          --          --          --
Frank Russell
 2000 Index......      16.26       25.02       (8.80)       5.68       31.04
Frank Russell
 2500 Index......      19.43       21.39        1.75       12.62      --
Shearson Lehman
 Brothers
 Mortgage Backed
 Bond Index......      15.35        8.55        2.81      --          --

 * The inception dates of the Funds are as follows: Stock and Bond Securities--August 31, 1977, HVA Money Market--June 30 1980, Advisers--March 31, 1983, Capital Appreciation--April 2, 1984, Mortgage Securities--January 1, 1985, Index--May 1, 1987, International Opportunities--July 2, 1990, Dividend and Growth--March 8, 1994, International Advisers--March 1, 1995, Small Company--August 9, 1996, MidCap--July 15, 1997, Growth & Income--April 30, 1998, High Yield--September 21, 1998 and Global Leaders--September 30, 1998

 The performance figures for mutual funds do not include insurance charges that are included in the unit values of individual plans.

 Total return consists of any change in the market price of securities owned by the various mutual funds, as well as income from dividends or interest. Calculations assume reinvestment of income. Performance figures represent past results and are not a guarantee of future performance. An investor's unit when redeemed, may be worth more or less than the original cost. Results do not take into account personal income taxes and capital gains where applicable. Market indices are included as a broad measure of market performance, and no direct comparison with funds is intended.

             ---------------------------------------------------- 2
              ----------------------------------------------------

Hartford
    Small Company HLS Fund


Portfolio Manager

                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
MARK S. WATERHOUSE        The Hartford Small Company HLS Fund outperformed
Vice President            its Lipper peer group for the year ending
Wellington Management     December 31, 1998. The Fund provided a total
Company, LLP              return of 11.6% versus 1.5% for the Lipper Small
                          Company VA-UF Aver-age, placing the Fund in the first quartile of performance for funds in the group.

                          Q.  Why Did The Fund Perform This Way?

                          The greatest single contributor to the great performance in 1998 was maintaining our conviction on our holdings during periods of market volatility, while adhering to our discipline and taking advantage of market gyrations to acquire attractively valued smaller companies.

                          Q.  What Is Your Outlook For 1999?

                          We are very optimistic about small cap stocks in 1999. In light of larger cap companies' greater reliance on markets outside of the U.S. for profit growth, aggregate earnings estimates for small caps exceed the expected growth for major companies. In addition, due to their recent relative underperformance, small caps are attractively valued with multiples, in some instances, at 15-20 year lows. Going forward, we will continue to focus on identifying the most attractive opportunities in the small cap universe. As a guide, we will concentrate on those economic sectors where we see the greatest potential and on those small companies with strong, healthy balance sheets and 15-20% earnings growth.

Performance Overview

[GRAPH]


------------------------------------------------
Annualized Returns

                       Average Annual Returns
                  Period Ended December 31, 1998
                 1 YEAR           SINCE INCEPTION
Small Co IA      11.62%               15.63%
Russell 2000     -2.55%               12.62%
-------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN
THE SMALL COMPANY HLS FUND. (THE ANNUALIZED RETURNS
INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE
INSURANCE CHARGES). PAST PERFORMANCE DOES NOT
GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT
WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE
WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Capital Appreciation HLS Fund


Portfolio Manager

                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
SAUL J. PANNELL, CFA      The Hartford Capital Appreciation HLS Fund
Senior Vice President     underperformed its Lipper peer group for the year
and Partner               ending December 31, 1998. The Fund provided a total
Wellington Management     return of 15.5% versus 22.2% for the Lipper Capital
Company, LLP              Appreciation VA-UF Average. On a longer term basis,
                          the Fund has performed in line with its Lipper peer group and ranks at the median point of its competition.


                          Q.  Why Did The Fund Perform This Way?

                          Due to their perceived safe haven characteristics, large cap, blue chip growth stocks dominated the market in 1998. There was a wide disparity between the performance of "mega-caps" and everything else in the market. The Capital Appreciation Fund is invested in many mid and small cap companies that we believe have great capital appreciation potential. However, this exposure limited the Fund's returns this year.


                          Q.  What Is Your Outlook For 1999?

                          During 1999, we may well see a reversal of the large cap dominance of the equity market. Therefore, we are confident that our approach of focusing on opportunities for capital appreciation, regardless of market capitalization, will provide satisfactory returns. The overall strategy for the Fund is dual faceted: we will emphasize smaller companies with dynamic earnings growth prospects, and use larger stocks as opportunistic trades where we see a catalyst for outperformance. We have tended to roam off the beaten path, historically where the most upside potential has been. This approach should provide positive absolute and relative results over the longer term. While the overall market outlook remains controversial, macroeconomic and valuation factors endorse our positioning.


Performance Overview

[GRAPH]


------------------------------------------------
Annualized Returns

                       Average Annual Returns
                  Period Ended December 31, 1998
                     1 YEAR   5 YEAR  10 YEAR
Cap App IA           15.48%   17.89%  18.55%
S&P 500              28.60%   24.05%  19.19%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN
THE CAPITAL APPRECIATION HLS FUND. (THE ANNUALIZED
RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE
THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT
GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT
WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH
MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    MidCap HLS Fund


Portfolio Manager

                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
PHILLIP H. PERELMUTER     The Hartford MidCap HLS Fund outperformed its
Vice President            Lipper peer group for the year ending December 31,
Wellington Management     1998. The Fund provided a total return of 26.6%
Company, LLP              versus 19.3% for the Lipper MidCap VA-UF Average,
                          placing the Fund in the second quartile of performance for funds in the group.

                          Q.  Why Did The Fund Perform This Way?

                          Although the market's performance in 1998 was driven by large cap stocks, mid caps fared relatively well. A strong rebound in the 4th quarter was especially helpful. Mid-caps, as measured by the S&P Mid Cap 400 Index, returned 28.2% in the 4th quarter alone. This performance was better than that of both large-cap and small-cap stocks for the same period. In addition, our steadfast focus on high-quality mid-cap companies operating in the highest growth areas of the economy provided a performance advantage versus the competition.

                          Q.  What Is Your Outlook For 1999?

                          Although large cap stocks outperformed mid caps in 1998, we may be near an inflection point in relative performance. Mid-cap stocks generally perform well relative to large-caps after Federal Reserve interest rate cuts, of which we have recently had three. Also supportive of the asset class, the current gap in valuations between mid- and large-caps is very wide. We will continue to focus on companies on the verge of greatness within our five sectors of opportunity: consumer products, finance, health care, services, and technology. These are the sectors we believe will show greater earnings growth than the overall market over the next 12-18 months. High-quality, market-leading, mid-cap growth companies, which have minimal overseas exposure, should fare relatively well during a period of modest growth in the U.S.
                          and continued turbulence overseas.

Performance Overview

[GRAPH]


------------------------------------------------
Annualized Returns

                       Average Annual Returns
                  Period Ended December 31, 1998
                    1 YEAR     SINCE INCEPTION
MidCap IA           26.57%         28.28%
S&P 400             19.11%         20.22%
------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN
THE MIDCAP HLS FUND. (THE ANNUALIZED RETURNS INCLUDE
THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE
CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE
RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO
THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN
THE ORIGINAL INVESTMENT.

Hartford
    International Opportunities HLS Fund


Lead Portfolio Manager

                          Q.  How Did The Fund Perform?

[PHOTOGRAPH]              The Hartford International Opportunities HLS Fund
TROND SKRAMSTAD           performed in line with its Lipper peer group for the
Senior Vice President     year ending December 31, 1998. The Fund provided a
and Partner               total return of 13.2% versus 13.3% for the Lipper
Wellington Management     International VA-UF Average.
Company, LLP

                          Q.  Why Did The Fund Perform This Way?

                          Despite a volatile year for international equity markets, the Hartford International Opportunities Fund fared well as a result of its strategic country allocation decisions. The Fund was positioned to benefit from strong performing markets in Europe and to limit losses in crisis areas such as Japan and the Emerging Markets. The Fund was also repositioned to have greater exposure to large cap stocks capable of withstanding the challenges of less dynamic global economic growth.

                          Q.  What Is Your Outlook For 1999?

                          We expect lackluster corporate profits growth globally in 1999. Although profit growth will slow, equities should post good performance due to lower global interest rates. We believe owning stable growth companies during such a period of decelerating corporate profits and global economic weakness is the prudent investment strategy. We are bullish on Europe, where the corporate restructuring and increased focus on shareholder returns will be accelerated by the Euro. We are concerned by the slow pace of change in Japan and will limit exposure to this market until we see substantial progress on structural reforms. Despite Japan's problems, there are select investment opportunities, such as in the attractively valued technology sector. The investment risks in the Emerging Markets currently outweigh the prospective rewards, but we will continue to monitor developments in these regions to identify attractive opportunities.


Performance Overview


[GRAPH]


------------------------------------------------
Annualized Returns

                       Average Annual Returns
                  Period Ended December 31, 1998
                    1 YEAR   5 YEAR   SINCE INCEP.
Int'l Opp IA        13.16%    7.45%      7.33%
EAFE GDP*           26.71%   11.57%      8.21%
------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN
THE INTERNATIONAL OPPORTUNITIES HLS FUND. (THE
ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES,
BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE
DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE
CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT
MAY BE WORTH MORE OR LESS THAN THE ORIGINAL
INVESTMENT.


* THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX.

Hartford
    Global Leaders HLS Fund


Portfolio Managers
                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
RAND L. ALEXANDER, CFA    With a return of 31.9% during the fourth quarter,
Senior Vice President     the Hartford Global Leaders Fund ranked #1 out
and Partner               of 245 funds in the Lipper Global category for
Wellington Management     the quarter ending December 31, 1998.
Company, LLP

                          Q.  Why Did The Fund Perform This Way?
[PHOTOGRAPH]
ANDREW S. OFFIT           The portfolio invests in the best companies around
Vice President            the world. We focus on companies with superior
Wellington Management     products, services and management. These global
Company, LLP              leaders are capable of delivering admirable
                          earnings even during difficult economic times. The factors which give them comparative advantages translate into strong earnings growth and stock price performance.

                          Q.  What Is Your Outlook For 1999?

                          Overall, there is a clear focus toward growth sectors and, while the valuations may be higher in these areas, we believe our strategy is appropriate for this stage of the world economy. Commodity price deflation, industrial capacity oversupply, and intense competition worldwide have made it difficult for companies to grow revenues and profits. Companies that can deliver growth in this environment will command investor attention. The sectors on which we are currently most focused are information technology, health-care, and information and entertainment. We are cautious on the materials and energy sectors which require a more robust economic backdrop for healthier earnings growth.



Performance Overview

[GRAPH]



---------------------------------------------------
Cumulative Returns
                          Cumulative Returns
                     Period Ended December 31, 1998
                                    SINCE INCEPTION
Global Leaders IA                       31.88%
MSCI World                              21.15%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE
GLOBAL LEADERS HLS FUND. (THE CUMULATIVE RETURNS
INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE
INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE
FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL
FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE
OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Stock HLS Fund



Portfolio Manager
                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
RAND L. ALEXANDER, CFA    The Hartford Stock HLS Fund outperformed its Lipper
Senior Vice President     peer group for the year ending December 31, 1998.
and Partner               The Fund provided a total return of 33.5% versus
Wellington Management     24.9% for the Lipper Growth VA-UF Average, placing
Company, LLP              the Fund in the second quartile of performance for
                          funds in the group.


                          Q.  Why Did The Fund Perform This Way?

                          In spite of the market turmoil in 1998, investors who focused on large-cap, high quality companies with consistent or accelerating earnings growth were well rewarded. The market's performance was dominated by a small number of very large companies who were able to deliver in a difficult environment. These are exactly the type of companies in which the Stock Fund invests. The Fund also benefited from our overweight positions in technology, healthcare, retail and media -- sectors which performed well in 1998.

                          Q.  What Is Your Outlook For 1999?

                          With low inflation, less dynamic economic growth, and the potential for lower interest rates, we expect the market to continue focusing on companies with consistent and predictable earnings growth. The Federal Reserve's interest rate cuts have been welcomed by Wall Street but have not had much impact on global economic growth; therefore, we expect further efforts on the part of the world's central bankers to stimulate the worldwide economy. These efforts could lead to a period of rapid growth which would turn investors' attention to more cyclical sectors of the market. At such time, we would increase our exposure to commodities producers and manufacturing.


Performance Overview


[GRAPH]



---------------------------------------------------
Annualized Returns
                         Average Annual Returns
                     Period Ended December 31, 1998
                      1 YEAR   5 YEAR    10 YEAR
Stock IA              33.47%   23.47%     18.48%
S&P 500               28.60%   24.05%     19.19%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE
STOCK HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE
FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN
REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE
ORIGINAL INVESTMENT.

Hartford
    Growth and Income HLS Fund


Portfolio Manager
                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
JAMES A. RULLO, CFA       The Hartford Growth and Income HLS Fund outperformed
Vice President            its Lipper peer group for the quarter ending
Wellington Management     December 31, 1998. The Fund provided a total return
Company, LLP              of 23.8% for the quarter, versus 17.8% for the Lipper
                          Growth & Income VA-UF Average.


                          Q.  Why Did The Fund Perform This Way?

                          Large-cap stocks were the key beneficiaries of the fourth quarter stock market rally. Within large stocks, growth companies, the focus of the Growth and Income Fund, outperformed value stocks. In addition, our significant weighting in technology stocks, which led the stock market recovery, also boosted returns.

                          Q.  What Is Your Outlook For 1999?

                          We anticipate slower U.S. economic activity and corporate earnings growth in 1999. However, the interest rate environment is very positive for equities, particularly for those stocks which produce stable earnings growth. We expect additional interest rate cuts by the Federal Reserve, which will also be supportive of stock market returns. Finding superior stocks will be a more difficult task in 1999 as valuations are stretched by historical standards. However, we still feel there are interesting opportunities in technology and mid-to-small drug stocks.

Performance Overview


[GRAPH]


---------------------------------------------------
Cumulative Returns
                         Cumulative Returns
                   Period Ended December 31, 1998
                                  SINCE INCEPTION
Growth and Income IA                  19.05%
S&P 500                               13.66%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE
GROWTH AND INCOME HLS FUND. (THE CUMULATIVE RETURNS
INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE
INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE
FUTURE RESULTS. THE VALUE OF THE CONTRACT
WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH
MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Dividend and Growth HLS Fund

Portfolio Manager
                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
LAURIE A. GABRIEL, CFA    The Hartford Dividend and Growth HLS Fund performed
Senior Vice President     in line with its Lipper peer group for the year
and Partner               ending December 31, 1998. The Fund provided a total
Wellington Management     return of 16.4% versus 16.8% for the Lipper Equity
Company, LLP              Income VA-UF Average.


                          Q.  Why Did The Fund Perform This Way?

                          During 1998, growth-oriented stocks outpaced value stocks. In light of our dividend-oriented value bias, some of the Fund's holdings were under pressure. Our lack of holdings in the information technology area which we find to be overvalued, was also a drawback. Substantial holdings in the industrial/commercial and information/entertainment sectors were beneficial to the Fund.

                          Q.  What Is Your Outlook For 1999?

                          We will continue to look for value plays across all industries. This is a key feature of the Fund's investment strategy. Since the focus of our investment approach is stock selection, the sector representation will be fairly stable over time. In light of slower global growth and benign inflation trends, we are well positioned going into 1999 as we have limited our exposure to cyclical companies (commodities, manufacturing) while maximizing holdings in more promising areas such as health care and consumer products. In our stock selection, we will continue identifying stocks with above average yields and below average price/earnings ratios.

Performance Overview

[GRAPH]


---------------------------------------------------
Annualized Returns
                          Average Annual Returns
                      Period Ended December 31, 1998
                       1 YEAR      SINCE INCEPTION
Div and Grow IA        16.42%          22.18%
S&P 500                28.60%          24.92%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE
DIVIDEND AND GROWTH HLS FUND. (THE ANNUALIZED RETURNS
INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE
INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE
FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE
SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN
THE ORIGINAL INVESTMENT.

Hartford
    International Advisers HLS Fund


Portfolio Managers
                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
ROBERT EVANS              The Hartford International Advisers HLS Fund
Vice President            underperformed its benchmark for the year
Wellington Management     ended December 31, 1998. The Fund provided a
Company, LLP              total return of 13.4% versus 19.6% for the
                          Composite Index (55% EAFE GDP Net, 35% SB World
                          Govt non-U.S. Bond -- hedged, 10% T-Bill). Over longer time periods, the Fund has outperformed its market index.

                          Q.  Why Did The Fund Perform This Way?
[PHOTOGRAPH]
TROND SKRAMSTAD           It was a volatile year in the international equity
Senior Vice President     and fixed income markets. Through our ability to
and Partner               allocate assets between stocks, bonds and cash, we
Wellington Management     were able to take advantage of attractive
Company, LLP              opportunities. However, our allocation did not prove
                          to be the most optimal mix for surpassing the returns of our Composite index benchmark.


                          Q.  What Is Your Outlook For 1999?

                          The global economy will experience weak, but positive, growth in 1999. World GDP should average only 1.3% next year -- the slowest growth rate since the early 1980's. Weak economic activity and very low inflation provide a backdrop for stable to lower global interest rates. This provides a positive backdrop for most global fixed income markets in 1999.

                          Weaker worldwide economic growth will result in lackluster corporate profits growth. Despite the slower profit growth, equities should post good performance in light of the low level of global interest rates. During a period of decelerating corporate profits and global economic weakness, we believe owning stable, well-established growth companies is the most prudent investment strategy.


Performance Overview


[GRAPH]


---------------------------------------------------
Annualized Returns
                          Average Annual Returns
                      Period Ended December 31, 1998
                       1 YEAR        SINCE INCEPTION
Int'l Advisers IA      13.35%            12.07%
EAFE GDP               26.71%            13.89%
Salomon                11.54%            12.32%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE
INTER-NATIONAL ADVISERS HLS FUND. (THE ANNUALIZED
RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE
THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT
GUARANTEE FUTURE RESULTS. THE VALUE OF THE
CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT
MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Advisers HLS Fund


Portfolio Managers

                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
RAND L. ALEXANDER, CFA    The Hartford Advisers HLS Fund outperformed its
Senior Vice President     Lipper peer group for the year ending
and Partner               December 31, 1998. The Fund had a total return
Wellington Management     of 24.7% versus 13.5% for the Lipper Flexible
Company, LLP              VA-UF Average, placing the fund in the first
                          quartile of performance for funds in the group.

                          Q.  Why Did The Fund Perform This Way?
[PHOTOGRAPH]
PAUL D. KAPLAN            During volatile times, allocating assets between
Senior Vice President     stocks and bonds within a portfolio is an enormous
and Partner               advantage. Merely having that flexibility, however,
Wellington Management     is not enough. The asset allocation we used within
Company, LLP              the portfolio allowed us to capture strong stock
                          market performance and utilize fixed income to protect the Fund during difficult times, such as in the third quarter '98. By gradually adjusting the weighting between stocks, bonds and cash, we were able to use our expectations of market developments to produce attractive Fund returns.


                          Q.  What Is Your Outlook For 1999?

                          Short- and intermediate-term yields are likely to fall as the eventual weakening of the economy will permit the Federal Reserve to lower short-term interest rates. The current backdrop of slower economic growth and historically low inflation bodes well for the U.S. fixed income market.

                          While we are optimistic about U.S. equities, we are also wary about market valuation levels. Therefore, we will maintain our exposure to equities around 55%. This is a neutral stance versus our benchmark index. In addition, we will continue to focus on well-established, larger companies which will be capable of delivering consistent earnings results despite a more challenging economic environment.


Performance Overview

[GRAPH]


---------------------------------------------------
Annualized Returns
                          Average Annual Returns
                      Period Ended December 31, 1998
                       1 YEAR    5 YEAR    10 YEAR
Advisers IA            24.66%     17.70%    15.08%
S&P 500                28.60%     24.05%    19.19%
Lehman Govt/Corp        9.47%      7.30%     9.33%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE
ADVISERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE
FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN
REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE
ORIGINAL INVESTMENT.

The Hartford
        High Yield HLS Fund


Portfolio Manager
                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
ALISON D. GRANGER, CFA    The Hartford High Yield HLS Fund commenced
Senior Vice President     operations on October 1, 1998. The Fund's Class
The Hartford Investment   IA shares placed in the 2nd quartile of its
Management Company        Lipper peer group for the three-months ending
(HIMCO)                   December 31, 1998, producing a total return of
                          3.58% versus the 2.94% return of the Lipper High
                          Current Yield Variable Annuity Fund average. The
                          Fund's return also outpaced that of its benchmark index, the Lehman Corporate High Yield Index, which returned 2.13% for the quarter.

                          Q.  Why Did The Fund Perform This Way?

                          The decline in the high yield fixed income market during early October provided the Fund with the opportunity to purchase many of its initial investments at levels which contributed to the Fund's overall outperfomance.

                          The Fund's allocation to issues which possess a relatively high degree of market liquidity aided the portfolio's performance, as these securities were in demand during the fourth quarter. An underweighting of the steel, finance, and energy industries during the quarter also provided additional performance at the margin.

                          Q.  What Is Your Outlook For 1999?

                          As we enter 1999, we are emphasizing three themes in the high yield fund. The first theme reflects our belief that there are opportunities in selected economically-sensitive issues which, in the opinion of our analysts, have the wherewithal to survive the current downturn. While the outlook for a number of the cyclical industries remains challenging, the pricing of these securities reflects a high level of perceived risk. We therefore feel that the risk/reward characteristics of these issues are very attractive.

                          The second portfolio theme we are emphasizing focuses on the process of deregulation, convergence and consolidation that can be witnessed in a variety of industries, including the telecommunications and independent power producing industries. When these conditions are present, we seek to purchase bonds of companies whose assets are attractive on their own or to a higher-rated potential acquirer in the changing competitive environment.

                           Our final theme aims to invest in relatively liquid issues of large companies who are leaders in their industries. We seek out investments in these companies in part because of their expected continued ability to access capital in these times of declining credit availability. These companies are also likely to have the staying power to weather a period of declining earnings and may be able to find opportunities left behind by smaller, weaker competitors.


Performance Overview


[GRAPH]


---------------------------------------------------
Cumulative Returns
                          Cumulative Returns
                     Period Ended December 31, 1998
                                    SINCE INCEPTION
High Yield IA                            3.58%
Lehman High Yield                        2.13%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE
HIGH YIELD HLS FUND. (THE CUMULATIVE RETURNS INCLUDE
THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

The Hartford
    Bond HLS Fund


Portfolio Manager

                          Q.  How Did The Fund Perform?
[PHOTOGRAPH]
Alison D. Granger, CFA    The Hartford Bond HLS Fund Class IA shares
Senior Vice President     placed in the 2nd quartile of its Lipper peer
The Hartford Investment   group for the year ending December 31, 1998,
Management Company        producing a total return of 8.15% versus the
(HIMCO)                   7.44% return of the Lipper Corporate Debt "BBB"
                          rated Variable Annuity Underlying Fund Universe.

                          Q.  Why Did The Fund Perform This Way?

                          The average maturity and interest rate duration of the Fund remained longer than its benchmark index for 1998, resulting in price gains as Treasury yields declined by roughly a full percent during the year.
                          We began 1998 with a higher than average portfolio credit quality, and continued to increase Treasury holdings through September. This contributed to the Fund's outperformance relative to its peer average during the credit market declines of the summer and early fall. Although they were relatively minimal, the fund's holdings in non-investment grade debt offset some of the outperformance produced by its longer duration and high average credit quality. A concentration in U.S. Treasury Inflation Protected Securities failed to produce the expected returns we anticipated, as their historically attractive real yields did not decline to the extent expected given 1998's significant decline in nominal Treasury yields.

                          Q.  What Is Your Outlook For 1999?

                          The domestic economy appears indecisive. Consumer-related indicators, such as retail sales and housing markets are booming, but inflation remains in check for now. We believe any Federal Reserve easing bias will be delayed, and could be tempered by foreign influences, with the advent of the Euro and potential repatriation of assets to Japan. Corporate, asset-backed and mortgage-related fixed income securities are still at historically attractive levels, but pitfalls abound for the unwary. For that reason, we expect to continue our high-average-credit-quality approach to management of the Fund. Select opportunities can be found in the commodity sectors, which underperformed during 1998, and now display an attractive risk/reward profile.


Performance Overview


[GRAPH]

---------------------------------------------------
Annualized Returns
                         Average Annual Returns
                     Period Ended December 31, 1998
                       1 YEAR   5 YEAR   10 YEAR
Bond IA                 8.15%    7.25%    8.86%
Lehman Govt/Corp        9.47%    7.30%    9.33%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN
THE BOND HLS FUND. (THE ANNUALIZED RETURNS INCLUDE
THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE
CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE
RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE
SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS
THAN THE ORIGINAL INVESTMENT.

The Hartford
   Mortgage Securities HLS Fund


Portfolio Manager
                          Q.  How Did The Fund Perform?
[GRAPH]
TIMOTHY J. WILHIDE        The Hartford Mortgage Securities HLS Fund
Senior Vice President     provided a total return of  6.7% for the year
The Hartford Investment   ending December 31, 1998, versus 6.9% for the
Management Company        Lipper U.S. Mortgage Universe.
(HIMCO)

                          Q.  Why Did The Fund Perform This Way?

                          Fixed Income yields declined by about one percentage point during the year as the Federal Reserve lowered interest rates to ease the effects of the worldwide financial crises on the United States economy. All domestic bond sectors performed well as a result, although the best returns were on U.S. Treasury securities which benefited from their perceived -- "safe haven" status during the turmoil. Mortgage securities lagged the total returns of U.S. Treasuries as investors feared the risks of early principal repayments due to widespread homeowner refinancings. For example, the 1998 total return of intermediate maturity U.S. Treasury securities, as measured by the Lehman Bros. Index, was 8.62% while the Lehman Bros. Mortgage Securities Index earned 6.96%.

                          Q.  What Is Your Outlook For 1999?

                          A silver lining to the underperformance of mortgage securities is that they now offer a yield advantage over U.S. Treasury and many corporate investment grade securities which fully reflect the risks of interest rate fluctuations. Said another way, mortgage securities are now priced for further rate declines and so should deliver a fair risk adjusted return in that event and very attractive relative returns should rates stay near current levels or move modestly higher.

                          As we begin 1999, the Fund will continue to emphasize high quality and highly liquid mortgage securities in its holdings. Principally these are passthrough mortgages of U.S. Government Agencies such as GNMA., FNMA and FHLMC, although from time to time other attractive mortgage securities such as CMO's and AAA Commercial Mortgage Backed Securities will be purchased to add additional value to the Fund.


Performance Overview


[GRAPH]


---------------------------------------------------
Annualized Returns
                        Average Annual Returns
                     Period Ended December 31, 1998
                      1 YEAR    5 YEAR    10 YEAR
Mort. Sec. IA          6.72%     6.92%     8.27%
Lehman Mort.           6.96%     7.23%     9.13%
---------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE
MORTGAGE SECURITIES HLS FUND. (THE ANNUALIZED RETURNS
INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE
INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE
FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL
FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE
OR LESS THAN THE ORIGINAL INVESTMENT.

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 6,338,521
    Cost $6,407,984
      Market Value.......   $ 6,849,818        --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 8,654,685
    Cost $39,050,787
      Market Value.......       --        $ 56,789,154
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 22,626,947
    Cost $22,626,947
      Market Value.......       --             --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 11,268,727
    Cost $25,520,412
      Market Value.......       --             --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 12,361,609
    Cost $48,180,010
      Market Value.......       --             --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 1,534,123
    Cost $1,615,108
      Market Value.......       --             --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 8,077,308
    Cost $20,618,371
      Market Value.......       --             --
    Hartford
     International
     Opportunities HLS
     Fund, Inc. - Class
     IA
    Shares 13,651,826
    Cost $17,625,868
      Market Value.......       --             --
  Due from Hartford Life
   Insurance Company.....         2,281         48,656
  Receivable from fund
   shares sold...........       --             --
                           ------------   ------------
  Total Assets...........     6,852,099     56,837,810
                           ------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --             --
  Payable for fund shares
   purchased.............         2,282         48,654
                           ------------   ------------
  Total Liabilities......         2,282         48,654
                           ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........   $ 6,849,817   $ 56,789,156
                           ------------   ------------
                           ------------   ------------
  Units Owned by
   Participants..........     4,611,675     18,098,312
  Unit Values............   $  1.485321   $   3.137815

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 16
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE                    INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND            FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------   --------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 6,338,521
    Cost $6,407,984
      Market Value.......       --              --             --              --             --              --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 8,654,685
    Cost $39,050,787
      Market Value.......       --              --             --              --             --              --
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 22,626,947
    Cost $22,626,947
      Market Value.......   $22,626,947         --             --              --             --              --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 11,268,727
    Cost $25,520,412
      Market Value.......       --         $ 33,640,001        --              --             --              --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 12,361,609
    Cost $48,180,010
      Market Value.......       --              --         $ 58,829,898        --             --              --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 1,534,123
    Cost $1,615,108
      Market Value.......       --              --             --          $ 1,663,837        --              --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 8,077,308
    Cost $20,618,371
      Market Value.......       --              --             --              --        $ 28,839,639         --
    Hartford
     International
     Opportunities HLS
     Fund, Inc. - Class
     IA
    Shares 13,651,826
    Cost $17,625,868
      Market Value.......       --              --             --              --             --          $ 18,496,272
  Due from Hartford Life
   Insurance Company.....       196,010          33,609         112,081          4,590         28,000           33,450
  Receivable from fund
   shares sold...........       --              --             --              --             --              --
                           -------------   ------------   -------------   ------------   ------------   --------------
  Total Assets...........    22,822,957      33,673,610      58,941,979      1,668,427     28,867,639       18,529,722
                           -------------   ------------   -------------   ------------   ------------   --------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --              --             --              --             --              --
  Payable for fund shares
   purchased.............       195,975          33,818         112,003          4,590         27,998           33,430
                           -------------   ------------   -------------   ------------   ------------   --------------
  Total Liabilities......       195,975          33,818         112,003          4,590         27,998           33,430
                           -------------   ------------   -------------   ------------   ------------   --------------
  Net Assets (variable
   life contract
   liabilities)..........   $22,626,982    $ 33,639,792    $ 58,829,976    $ 1,663,837   $ 28,839,641     $ 18,496,292
                           -------------   ------------   -------------   ------------   ------------   --------------
                           -------------   ------------   -------------   ------------   ------------   --------------
  Units Owned by
   Participants..........    17,353,284      13,860,140      23,850,964      1,155,389      9,694,851       10,885,499
  Unit Values............   $  1.303902    $   2.427089    $   2.466566    $  1.440067   $   2.974738     $   1.699168

            ---------------------------------------------------- 17
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 1998

                            DIVIDEND     FIDELITY VIP
                           AND GROWTH   EQUITY-INCOME
                              FUND        PORTFOLIO
                           SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  --------------
ASSETS:
  Investments:
    Hartford Dividend and
     Growth HLS Fund,
     Inc. - Class IA
    Shares 10,070,783
    Cost $18,381,148
      Market Value.......  $21,757,786       --
    Fidelity VIP
     Equity-Income
     Portfolio
    Shares 629,161
    Cost $13,604,703
      Market Value.......      --         $15,993,265
    Fidelity VIP Overseas
     Portfolio
    Shares 377,944
    Cost $7,114,515
      Market Value.......      --            --
    Fidelity VIP II Asset
     Manager Portfolio
    Shares 131,689
    Cost $2,172,892
      Market Value.......      --            --
    Hartford Growth and
     Income HLS Fund -
     Class IA
    Shares 9,908
    Cost $11,036
      Market Value.......      --            --
    Hartford
     International
     Advisers HLS Fund,
     Inc. - Class IA
    Shares 18,687
    Cost $20,445
      Market Value.......      --            --
    Hartford Small
     Company HLS Fund,
     Inc. - Class IA
    Shares 121,607
    Cost $129,704
      Market Value.......      --            --
    Hartford MidCap HLS
     Fund, Inc. - Class
     IA
    Shares 36,383
    Cost $44,977
      Market Value.......      --            --
  Due from Hartford Life
   Insurance Company.....       16,869         29,134
  Receivable from fund
   shares sold...........      --            --
                           -----------  --------------
  Total Assets...........   21,774,655     16,022,399
                           -----------  --------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --            --
  Payable for fund shares
   purchased.............       16,829         27,257
                           -----------  --------------
  Total Liabilities......       16,829         27,257
                           -----------  --------------
  Net Assets (variable
   life contract
   liabilities)..........  $21,757,826    $15,995,142
                           -----------  --------------
                           -----------  --------------
  Units Owned by
   Participants..........    9,350,905      8,164,053
  Unit Values............  $  2.326815    $  1.959216

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 18
              ----------------------------------------------------

                                           FIDELITY VIP
                           FIDELITY VIP         II            GROWTH      INTERNATIONAL       SMALL
                             OVERSEAS     ASSET MANAGER     AND INCOME       ADVISERS        COMPANY         MIDCAP
                            PORTFOLIO       PORTFOLIO          FUND            FUND            FUND           FUND
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   --------------   ------------   --------------   ------------   ------------
ASSETS:
  Investments:
    Hartford Dividend and
     Growth HLS Fund,
     Inc. - Class IA
    Shares 10,070,783
    Cost $18,381,148
      Market Value.......       --             --               --             --               --             --
    Fidelity VIP
     Equity-Income
     Portfolio
    Shares 629,161
    Cost $13,604,703
      Market Value.......       --             --               --             --               --             --
    Fidelity VIP Overseas
     Portfolio
    Shares 377,944
    Cost $7,114,515
      Market Value.......   $ 7,577,777        --               --             --               --             --
    Fidelity VIP II Asset
     Manager Portfolio
    Shares 131,689
    Cost $2,172,892
      Market Value.......       --          $2,391,480          --             --               --             --
    Hartford Growth and
     Income HLS Fund -
     Class IA
    Shares 9,908
    Cost $11,036
      Market Value.......       --             --           $    11,750        --               --             --
    Hartford
     International
     Advisers HLS Fund,
     Inc. - Class IA
    Shares 18,687
    Cost $20,445
      Market Value.......       --             --               --          $   21,578          --             --
    Hartford Small
     Company HLS Fund,
     Inc. - Class IA
    Shares 121,607
    Cost $129,704
      Market Value.......       --             --               --             --           $   160,656        --
    Hartford MidCap HLS
     Fund, Inc. - Class
     IA
    Shares 36,383
    Cost $44,977
      Market Value.......       --             --               --             --               --         $    52,364
  Due from Hartford Life
   Insurance Company.....        11,717         13,412              591          1,182          --             --
  Receivable from fund
   shares sold...........       --             --               --             --               --             --
                           ------------   --------------   ------------   --------------   ------------   ------------
  Total Assets...........     7,589,494      2,404,892           12,341         22,760          160,656         52,364
                           ------------   --------------   ------------   --------------   ------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --             --               --             --               --             --
  Payable for fund shares
   purchased.............        11,804         13,414              591          1,182          --             --
                           ------------   --------------   ------------   --------------   ------------   ------------
  Total Liabilities......        11,804         13,414              591          1,182          --             --
                           ------------   --------------   ------------   --------------   ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........   $ 7,577,690     $2,391,478      $    11,750     $   21,578      $   160,656    $    52,364
                           ------------   --------------   ------------   --------------   ------------   ------------
                           ------------   --------------   ------------   --------------   ------------   ------------
  Units Owned by
   Participants..........     4,955,460      1,365,483           10,209         21,418          149,259         47,443
  Unit Values............   $  1.529160     $ 1.751379      $  1.150984     $ 1.007480      $  1.076363    $  1.103726

            ---------------------------------------------------- 19
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                            CAPITAL        MORTGAGE
                               BOND           STOCK       MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES
                               FUND           FUND            FUND            FUND           FUND            FUND
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   -------------   -------------   ------------   -------------   ------------
INVESTMENT INCOME:
  Dividends..............    $331,394     $   426,569       $1,322,027     $  662,962      $  310,421      $102,546
                           ------------   -------------   -------------   ------------   -------------   ------------
CAPITAL GAINS INCOME.....      --           1,117,421              440        796,015       2,575,286        --
                           ------------   -------------   -------------   ------------   -------------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      71,193        (135,795)         --             (51,519)         (4,284)        9,356
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     185,585      10,569,607          --           4,603,991       4,194,822       (17,750)
                           ------------   -------------   -------------   ------------   -------------   ------------
    Net gain (loss) on
     investments.........     256,778      10,433,812          --           4,552,472       4,190,538        (8,394)
                           ------------   -------------   -------------   ------------   -------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $588,172     $11,977,802       $1,322,467     $6,011,449      $7,076,245      $ 94,152
                           ------------   -------------   -------------   ------------   -------------   ------------
                           ------------   -------------   -------------   ------------   -------------   ------------

  *  From inception, August 3, 1998, to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 20
              ----------------------------------------------------

                                                                                                           FIDELITY VIP
                                          INTERNATIONAL      DIVIDEND      FIDELITY VIP    FIDELITY VIP         II
                              INDEX       OPPORTUNITIES     AND GROWTH    EQUITY-INCOME      OVERSEAS     ASSET MANAGER
                               FUND            FUND            FUND         PORTFOLIO       PORTFOLIO       PORTFOLIO
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   --------------   ------------   --------------   ------------   --------------
INVESTMENT INCOME:
  Dividends..............   $  234,014      $  238,928      $  339,438      $  155,210       $ 47,702        $ 47,628
                           ------------   --------------   ------------   --------------   ------------   --------------
CAPITAL GAINS INCOME.....      458,685         863,200         480,886         552,364        140,597         142,885
                           ------------   --------------   ------------   --------------   ------------   --------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (28,044)         35,100            (251)         (4,853)         9,814             779
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    4,990,372         808,400       1,697,176         701,127        379,546          80,467
                           ------------   --------------   ------------   --------------   ------------   --------------
    Net gain (loss) on
     investments.........    4,962,328         843,500       1,696,925         696,274        389,360          81,246
                           ------------   --------------   ------------   --------------   ------------   --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $5,655,027      $1,945,628      $2,517,249      $1,403,848       $577,659        $271,759
                           ------------   --------------   ------------   --------------   ------------   --------------
                           ------------   --------------   ------------   --------------   ------------   --------------


                              GROWTH       INTERNATIONAL       SMALL
                            AND INCOME       ADVISERS         COMPANY         MIDCAP
                               FUND            FUND            FUND            FUND
                           SUB-ACCOUNT*    SUB-ACCOUNT*    SUB-ACCOUNT*    SUB-ACCOUNT*
                           -------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Dividends..............       $ 42           $--            $--              $--
                               -----           ------      -------------       ------
CAPITAL GAINS INCOME.....     --               --              --              --
                               -----           ------      -------------       ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          3               17          165,038         --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        714            1,133           30,952          7,387
                               -----           ------      -------------       ------
    Net gain (loss) on
     investments.........        717            1,150          195,990          7,387
                               -----           ------      -------------       ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $759           $1,150         $195,990         $7,387
                               -----           ------      -------------       ------
                               -----           ------      -------------       ------

  *  From inception, August 3, 1998, to December 31, 1998

            ---------------------------------------------------- 21
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                              BOND         STOCK
                              FUND         FUND
                           SUB-ACCOUNT  SUB-ACCOUNT
                           -----------  -----------
OPERATIONS:
  Net investment income
   (loss)................  $   331,394  $   426,569
  Capital gains income...      --         1,117,421
  Net realized gain
   (loss) on security
   transactions..........       71,193     (135,795)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      185,585   10,569,607
                           -----------  -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      588,172   11,977,802
                           -----------  -----------
UNIT TRANSACTIONS:
  Purchases..............    1,838,524    6,958,503
  Net transfers..........   (1,406,522)  12,649,168
  Surrenders for benefit
   payments and fees.....      (97,508)  (1,360,527)
  Net loan activity......     (146,115)    (537,841)
  Cost of insurance......     (358,266)  (1,755,336)
                           -----------  -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (169,887)  15,953,967
                           -----------  -----------
  Net increase (decrease)
   in net assets.........      418,285   27,931,769
NET ASSETS:
  Beginning of period....    6,431,532   28,857,387
                           -----------  -----------
  End of period..........  $ 6,849,817  $56,789,156
                           -----------  -----------
                           -----------  -----------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................   $   294,913   $    246,080
  Capital gains income...       --             827,575
  Net realized gain
   (loss) on security
   transactions..........         4,795         (3,225)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       202,163      4,386,067
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       501,871      5,456,497
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       865,251      3,217,829
  Net transfers..........     2,817,986      7,642,427
  Surrenders for benefit
   payments and fees.....      (293,925)      (880,386)
  Net loan activity......        61,034       (337,905)
  Cost of insurance......      (205,795)      (763,967)
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     3,244,551      8,877,998
                           ------------   ------------
  Net increase (decrease)
   in net assets.........     3,746,422     14,334,495
NET ASSETS:
  Beginning of period....     2,685,110     14,522,892
                           ------------   ------------
  End of period..........   $ 6,431,532   $ 28,857,387
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 22
              ----------------------------------------------------

                                                         CAPITAL        MORTGAGE                    INTERNATIONAL
                           MONEY MARKET   ADVISERS    APPRECIATION     SECURITIES       INDEX       OPPORTUNITIES
                               FUND         FUND          FUND            FUND           FUND            FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  -----------  -------------   ------------   ------------   --------------
OPERATIONS:
  Net investment income
   (loss)................  $  1,322,027  $   662,962   $    310,421    $   102,546   $    234,014     $    238,928
  Capital gains income...           440      796,015      2,575,286        --             458,685          863,200
  Net realized gain
   (loss) on security
   transactions..........       --           (51,519)        (4,284)         9,356        (28,044)          35,100
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --         4,603,991      4,194,822        (17,750)     4,990,372          808,400
                           ------------  -----------  -------------   ------------   ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     1,322,467    6,011,449      7,076,245         94,152      5,655,027        1,945,628
                           ------------  -----------  -------------   ------------   ------------   --------------
UNIT TRANSACTIONS:
  Purchases..............    61,057,739    4,790,269      9,637,115        210,954      3,852,289        3,475,235
  Net transfers..........   (62,188,027)   4,065,052     10,261,936        103,107      2,901,707        4,383,777
  Surrenders for benefit
   payments and fees.....    (1,774,809)  (1,153,292)    (1,873,503)        10,697       (889,933)        (862,986)
  Net loan activity......    (2,292,059)    (554,217)      (801,337)      (192,976)      (135,969)        (300,291)
  Cost of insurance......    (1,910,006)  (1,265,069)    (1,991,294)       (44,114)      (857,070)        (641,581)
                           ------------  -----------  -------------   ------------   ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (7,107,162)   5,882,743     15,232,917         87,668      4,871,024        6,054,154
                           ------------  -----------  -------------   ------------   ------------   --------------
  Net increase (decrease)
   in net assets.........    (5,784,695)  11,894,192     22,309,162        181,820     10,526,051        7,999,782
NET ASSETS:
  Beginning of period....    28,411,677   21,745,600     36,520,814      1,482,017     18,313,590       10,496,510
                           ------------  -----------  -------------   ------------   ------------   --------------
  End of period..........  $ 22,626,982  $33,639,792   $ 58,829,976    $ 1,663,837   $ 28,839,641     $ 18,496,292
                           ------------  -----------  -------------   ------------   ------------   --------------
                           ------------  -----------  -------------   ------------   ------------   --------------

                                                             CAPITAL        MORTGAGE                    INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND            FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------   --------------
OPERATIONS:
  Net investment income
   (loss)................   $ 1,060,601    $    409,507    $    167,160    $    88,963   $    179,138     $     97,324
  Capital gains income...       --              507,384       1,675,075        --             620,188          745,516
  Net realized gain
   (loss) on security
   transactions..........       --                6,559         (30,085)         5,516         25,769          (13,764)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --            2,125,547       3,560,780         35,955      2,403,244         (801,996)
                           -------------   ------------   -------------   ------------   ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     1,060,601       3,048,997       5,372,930        130,434      3,228,339           27,080
                           -------------   ------------   -------------   ------------   ------------   --------------
UNIT TRANSACTIONS:
  Purchases..............    77,604,898       3,078,132       6,237,688        230,306      2,753,450        2,796,551
  Net transfers..........   (68,585,939)      7,033,474       7,660,280       (149,006)     7,278,662          124,941
  Surrenders for benefit
   payments and fees.....    (2,421,703)       (470,532)     (1,305,489)      (182,238)    (1,605,500)        (577,418)
  Net loan activity......     1,030,682        (227,083)       (478,850)       130,625      1,102,289         (142,130)
  Cost of insurance......    (1,739,916)       (611,387)     (1,155,528)       (54,693)      (509,686)        (453,153)
                           -------------   ------------   -------------   ------------   ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     5,888,022       8,802,604      10,958,101        (25,006)     9,019,215        1,748,791
                           -------------   ------------   -------------   ------------   ------------   --------------
  Net increase (decrease)
   in net assets.........     6,948,623      11,851,601      16,331,031        105,428     12,247,554        1,775,871
NET ASSETS:
  Beginning of period....    21,463,054       9,893,999      20,189,783      1,376,589      6,066,036        8,720,639
                           -------------   ------------   -------------   ------------   ------------   --------------
  End of period..........   $28,411,677    $ 21,745,600    $ 36,520,814    $ 1,482,017   $ 18,313,590     $ 10,496,510
                           -------------   ------------   -------------   ------------   ------------   --------------
                           -------------   ------------   -------------   ------------   ------------   --------------

            ---------------------------------------------------- 23
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                            DIVIDEND     FIDELITY VIP
                           AND GROWTH   EQUITY-INCOME
                              FUND        PORTFOLIO
                           SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  --------------
OPERATIONS:
  Net investment income
   (loss)................  $   339,438    $   155,210
  Capital gains income...      480,886        552,364
  Net realized gain
   (loss) on security
   transactions..........         (251)        (4,853)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    1,697,176        701,127
                           -----------  --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    2,517,249      1,403,848
                           -----------  --------------
UNIT TRANSACTIONS:
  Purchases..............    3,822,100      2,918,513
  Net transfers..........    5,421,686      2,162,849
  Surrenders for benefit
   payments and fees.....     (709,634)      (307,937)
  Net loan activity......     (324,543)      (195,032)
  Cost of insurance......     (752,950)      (588,614)
                           -----------  --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    7,456,659      3,989,779
                           -----------  --------------
  Net increase (decrease)
   in net assets.........    9,973,908      5,393,627
NET ASSETS:
    Beginning of
     period..............   11,783,918     10,601,515
                           -----------  --------------
    End of period........  $21,757,826    $15,995,142
                           -----------  --------------
                           -----------  --------------

  *  From inception, August 3, 1998, to December 31, 1998

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                 DIVIDEND     FIDELITY VIP
                                AND GROWTH   EQUITY-INCOME
                                   FUND        PORTFOLIO
                                SUB-ACCOUNT   SUB-ACCOUNT
                                -----------  --------------
OPERATIONS:
  Net investment income
   (loss).....................  $   149,562    $    88,466
  Capital gains income........      100,558        444,785
  Net realized gain (loss) on
   security transactions......       (9,177)        (1,923)
  Net unrealized appreciation
   (depreciation) of
   investments during the
   period.....................    1,368,764      1,316,248
                                -----------  --------------
  Net increase (decrease) in
   net assets resulting from
   operations.................    1,609,707      1,847,576
                                -----------  --------------
UNIT TRANSACTIONS:
  Purchases...................    1,254,044      1,658,043
  Net transfers...............    6,522,655      2,905,832
  Surrenders for benefit
   payments and fees..........     (387,945)      (177,782)
  Net loan activity...........     (239,637)      (108,547)
  Cost of insurance...........     (208,258)      (334,701)
                                -----------  --------------
  Net increase (decrease) in
   net assets resulting from
   unit transactions..........    6,940,859      3,942,845
                                -----------  --------------
  Net increase (decrease) in
   net assets.................    8,550,566      5,790,421
NET ASSETS:
  Beginning of period.........    3,233,352      4,811,094
                                -----------  --------------
  End of period...............  $11,783,918    $10,601,515
                                -----------  --------------
                                -----------  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 24
              ----------------------------------------------------

                                           FIDELITY VIP
                           FIDELITY VIP         II            GROWTH       INTERNATIONAL       SMALL
                             OVERSEAS     ASSET MANAGER     AND INCOME       ADVISERS         COMPANY         MIDCAP
                            PORTFOLIO       PORTFOLIO          FUND            FUND            FUND            FUND
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT*    SUB-ACCOUNT*    SUB-ACCOUNT*    SUB-ACCOUNT*
                           ------------   --------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income
   (loss)................   $    47,702     $   47,628        $    42         $--             $--             $--
  Capital gains income...       140,597        142,885         --              --              --              --
  Net realized gain
   (loss) on security
   transactions..........         9,814            779              3              17          165,038         --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       379,546         80,467            714           1,133           30,952          7,387
                           ------------   --------------   -------------   -------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       577,659        271,759            759           1,150          195,990          7,387
                           ------------   --------------   -------------   -------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............     1,507,008        377,112          1,229           1,630            5,974          1,848
  Net transfers..........     3,697,147        438,799          9,925          19,068          (33,766)        43,693
  Surrenders for benefit
   payments and fees.....      (128,400)       (34,663)           (85)            (91)          (1,127)          (131)
  Net loan activity......      (112,297)       (13,265)        --              --                  (44)        --
  Cost of insurance......      (219,366)       (84,019)           (78)           (179)          (6,371)          (433)
                           ------------   --------------   -------------   -------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     4,744,092        683,964         10,991          20,428          (35,334)        44,977
                           ------------   --------------   -------------   -------------   -------------   -------------
  Net increase (decrease)
   in net assets.........     5,321,751        955,723         11,750          21,578          160,656         52,364
NET ASSETS:
    Beginning of
     period..............     2,255,939      1,435,755         --              --              --              --
                           ------------   --------------   -------------   -------------   -------------   -------------
    End of period........   $ 7,577,690     $2,391,478        $11,750         $21,578         $160,656        $52,364
                           ------------   --------------   -------------   -------------   -------------   -------------
                           ------------   --------------   -------------   -------------   -------------   -------------

                                                FIDELITY VIP
                                FIDELITY VIP         II
                                  OVERSEAS     ASSET MANAGER
                                 PORTFOLIO       PORTFOLIO
                                SUB-ACCOUNT     SUB-ACCOUNT
                                ------------   --------------
OPERATIONS:
  Net investment income
   (loss).....................   $    18,168     $   25,384
  Capital gains income........        72,122         63,674
  Net realized gain (loss) on
   security transactions......       (23,358)           984
  Net unrealized appreciation
   (depreciation) of
   investments during the
   period.....................         9,449        102,910
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   operations.................        76,381        192,952
                                ------------   --------------
UNIT TRANSACTIONS:
  Purchases...................       500,149        217,641
  Net transfers...............     1,020,704        437,030
  Surrenders for benefit
   payments and fees..........      (148,574)       (18,402)
  Net loan activity...........       (85,928)        (4,843)
  Cost of insurance...........       (93,690)       (43,442)
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   unit transactions..........     1,192,661        587,984
                                ------------   --------------
  Net increase (decrease) in
   net assets.................     1,269,042        780,936
NET ASSETS:
  Beginning of period.........       986,897        654,819
                                ------------   --------------
  End of period...............   $ 2,255,939     $1,435,755
                                ------------   --------------
                                ------------   --------------

OPERATIONS:
  Net investment income
   (loss).....................
  Capital gains income........
  Net realized gain (loss) on
   security transactions......
  Net unrealized appreciation
   (depreciation) of
   investments during the
   period.....................
  Net increase (decrease) in
   net assets resulting from
   operations.................
UNIT TRANSACTIONS:
  Purchases...................
  Net transfers...............
  Surrenders for benefit
   payments and fees..........
  Net loan activity...........
  Cost of insurance...........
  Net increase (decrease) in
   net assets resulting from
   unit transactions..........
  Net increase (decrease) in
   net assets.................
NET ASSETS:
  Beginning of period.........
  End of period...............

            ---------------------------------------------------- 25
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1998

 1.  ORGANIZATION:

    Separate Account Variable Life One (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds), as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1998.

   c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

   a) DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE-- On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance with the terms of the contracts, are deducted through termination of units of interest from applicable contract owners' accounts.

______________________________________ 26 ______________________________________

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF ASSETS & LIABILITIES
 DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 3,283,908
    Cost $3,475,321
      Market Value.......   $ 3,548,804        --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 2,372,983
    Cost $11,800,445
      Market Value.......       --        $ 15,570,723
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 5,819,959
    Cost $5,819,959
      Market Value.......       --             --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 2,708,124
    Cost $6,682,965
      Market Value.......       --             --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 3,092,534
    Cost $12,782,349
      Market Value.......       --             --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 214,290
    Cost $229,086
      Market Value.......       --             --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 3,757,796
    Cost $10,402,891
      Market Value.......       --             --
    Hartford
     International
     Opportunities HLS
     Fund, Inc. - Class
     IA
    Shares 3,968,001
    Cost $5,260,082
      Market Value.......       --             --
    Hartford Dividend and
     Growth HLS Fund,
     Inc. - Class IA
    Shares 3,926,588
    Cost $7,345,244
      Market Value.......       --             --
  Due from Hartford Life
   Insurance Company.....         4,028          6,960
  Receivable from fund
   shares sold...........       --             --
                           ------------   ------------
  Total Assets...........     3,552,832     15,577,683
                           ------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --             --
  Payable for fund shares
   purchased.............         4,058          7,984
                           ------------   ------------
  Total Liabilities......         4,058          7,984
                           ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........   $ 3,548,774   $ 15,569,699
                           ------------   ------------
                           ------------   ------------
  Units Owned by
   Participants..........     2,389,231      4,961,955
  Unit Values............   $  1.485321   $   3.137815

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 28
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE                    INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND            FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------   --------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 3,283,908
    Cost $3,475,321
      Market Value.......       --              --             --             --              --             --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 2,372,983
    Cost $11,800,445
      Market Value.......       --              --             --             --              --             --
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 5,819,959
    Cost $5,819,959
      Market Value.......    $5,819,959         --             --             --              --             --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 2,708,124
    Cost $6,682,965
      Market Value.......       --          $ 8,084,434        --             --              --             --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 3,092,534
    Cost $12,782,349
      Market Value.......       --              --         $ 14,717,621       --              --             --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 214,290
    Cost $229,086
      Market Value.......       --              --             --           $ 232,408         --             --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 3,757,796
    Cost $10,402,891
      Market Value.......       --              --             --             --         $ 13,417,031        --
    Hartford
     International
     Opportunities HLS
     Fund, Inc. - Class
     IA
    Shares 3,968,001
    Cost $5,260,082
      Market Value.......       --              --             --             --              --          $5,376,073
    Hartford Dividend and
     Growth HLS Fund,
     Inc. - Class IA
    Shares 3,926,588
    Cost $7,345,244
      Market Value.......       --              --             --             --              --             --
  Due from Hartford Life
   Insurance Company.....       130,362           2,690          11,574           202          13,834          4,351
  Receivable from fund
   shares sold...........       --              --             --             --              --             --
                           -------------   ------------   -------------   ------------   ------------   --------------
  Total Assets...........     5,950,321       8,087,124      14,729,195       232,610      13,430,865      5,380,424
                           -------------   ------------   -------------   ------------   ------------   --------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --              --             --             --              --             --
  Payable for fund shares
   purchased.............       130,254           2,726          11,272           201          17,956          4,416
                           -------------   ------------   -------------   ------------   ------------   --------------
  Total Liabilities......       130,254           2,726          11,272           201          17,956          4,416
                           -------------   ------------   -------------   ------------   ------------   --------------
  Net Assets (variable
   life contract
   liabilities)..........    $5,820,067     $ 8,084,398    $ 14,717,923     $ 232,409    $ 13,412,909     $5,376,008
                           -------------   ------------   -------------   ------------   ------------   --------------
                           -------------   ------------   -------------   ------------   ------------   --------------
  Units Owned by
   Participants..........     4,463,577       3,330,903       5,966,969       161,388       4,508,938      3,163,907
  Unit Values............    $ 1.303902     $  2.427089    $   2.466566     $1.440067    $   2.974738     $ 1.699168

                             DIVIDEND
                            AND GROWTH
                               FUND
                           SUB-ACCOUNT
                           ------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 3,283,908
    Cost $3,475,321
      Market Value.......       --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 2,372,983
    Cost $11,800,445
      Market Value.......       --
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 5,819,959
    Cost $5,819,959
      Market Value.......       --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 2,708,124
    Cost $6,682,965
      Market Value.......       --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 3,092,534
    Cost $12,782,349
      Market Value.......       --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 214,290
    Cost $229,086
      Market Value.......       --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 3,757,796
    Cost $10,402,891
      Market Value.......       --
    Hartford
     International
     Opportunities HLS
     Fund, Inc. - Class
     IA
    Shares 3,968,001
    Cost $5,260,082
      Market Value.......       --
    Hartford Dividend and
     Growth HLS Fund,
     Inc. - Class IA
    Shares 3,926,588
    Cost $7,345,244
      Market Value.......   $ 8,483,339
  Due from Hartford Life
   Insurance Company.....        10,166
  Receivable from fund
   shares sold...........       --
                           ------------
  Total Assets...........     8,493,505
                           ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --
  Payable for fund shares
   purchased.............        10,325
                           ------------
  Total Liabilities......        10,325
                           ------------
  Net Assets (variable
   life contract
   liabilities)..........   $ 8,483,180
                           ------------
                           ------------
  Units Owned by
   Participants..........     3,645,833
  Unit Values............   $  2.326815

            ---------------------------------------------------- 29
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1998

                            FIDELITY VIP    FIDELITY VIP
                           EQUITY-INCOME      OVERSEAS
                             PORTFOLIO       PORTFOLIO
                            SUB-ACCOUNT     SUB-ACCOUNT
                           --------------   ------------
ASSETS:
  Investments:
    Fidelity VIP
     Equity-Income
     Portfolio
    Shares 350,918
    Cost $7,982,323
      Market Value.......    $8,920,347          --
    Fidelity VIP Overseas
     Portfolio
    Shares 187,541
    Cost $3,672,034
      Market Value.......       --           $ 3,760,204
    Fidelity VIP II Asset
     Manager Portfolio
    Shares 81,462
    Cost $1,364,740
      Market Value.......       --               --
    Hartford Growth and
     Income HLS Fund -
     Class IA
    Shares 1,355
    Cost $1,456
      Market Value.......       --               --
    Hartford
     International
     Advisers HLS Fund,
     Inc. - Class IA
    Shares 873
    Cost $1,000
      Market Value.......       --               --
    Hartford Small
     Company HLS Fund,
     Inc. - Class IA
    Shares 43,112
    Cost $42,608
      Market Value.......       --               --
    Hartford MidCap HLS
     Fund, Inc. - Class
     IA
    Shares 767
    Cost $1,000
      Market Value.......       --               --
  Due from Hartford Life
   Insurance Company.....       --               --
  Receivable from fund
   shares sold...........         9,664            2,981
                           --------------   ------------
  Total Assets...........     8,930,011        3,763,185
                           --------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --               --
  Payable for fund shares
   purchased.............        11,458            1,777
                           --------------   ------------
  Total Liabilities......        11,458            1,777
                           --------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........    $8,918,553      $ 3,761,408
                           --------------   ------------
                           --------------   ------------
  Units Owned by
   Participants..........     4,552,103        2,459,787
  Unit Values............    $ 1.959216      $  1.529160

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 30
              ----------------------------------------------------

                            FIDELITY VIP
                                 II
                           ASSET MANAGER     GROWTH AND    INTERNATIONAL    SMALL COMPANY       MIDCAP
                             PORTFOLIO      INCOME FUND    ADVISERS FUND         FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           --------------   ------------   --------------   --------------   ------------
ASSETS:
  Investments:
    Fidelity VIP
     Equity-Income
     Portfolio
    Shares 350,918
    Cost $7,982,323
      Market Value.......       --              --              --               --              --
    Fidelity VIP Overseas
     Portfolio
    Shares 187,541
    Cost $3,672,034
      Market Value.......       --              --              --               --              --
    Fidelity VIP II Asset
     Manager Portfolio
    Shares 81,462
    Cost $1,364,740
      Market Value.......    $1,479,344         --              --               --              --
    Hartford Growth and
     Income HLS Fund -
     Class IA
    Shares 1,355
    Cost $1,456
      Market Value.......       --           $    1,606         --               --              --
    Hartford
     International
     Advisers HLS Fund,
     Inc. - Class IA
    Shares 873
    Cost $1,000
      Market Value.......       --              --            $   1,007          --              --
    Hartford Small
     Company HLS Fund,
     Inc. - Class IA
    Shares 43,112
    Cost $42,608
      Market Value.......       --              --              --             $  56,956         --
    Hartford MidCap HLS
     Fund, Inc. - Class
     IA
    Shares 767
    Cost $1,000
      Market Value.......       --              --              --               --            $   1,104
  Due from Hartford Life
   Insurance Company.....       --              --              --               --              --
  Receivable from fund
   shares sold...........       --              --              --               --              --
                           --------------   ------------   --------------   --------------   ------------
  Total Assets...........     1,479,344           1,606           1,007           56,956           1,104
                           --------------   ------------   --------------   --------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....         6,312         --              --               --              --
  Payable for fund shares
   purchased.............       --              --              --               --              --
                           --------------   ------------   --------------   --------------   ------------
  Total Liabilities......         6,312         --              --               --              --
                           --------------   ------------   --------------   --------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........    $1,473,032      $    1,606       $   1,007        $  56,956       $   1,104
                           --------------   ------------   --------------   --------------   ------------
                           --------------   ------------   --------------   --------------   ------------
  Units Owned by
   Participants..........       841,070           1,396           1,000           52,916           1,000
  Unit Values............    $ 1.751379      $ 1.150984       $1.007480        $1.076363       $1.103726

            ---------------------------------------------------- 31
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
INVESTMENT INCOME:
  Dividends..............    $166,560      $   116,844
                           ------------   ------------
    Net investment income
     (loss)..............     166,560          116,844
                           ------------   ------------
CAPITAL GAINS INCOME.....      --              289,691
                           ------------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      20,736          (19,525)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      48,115        2,840,198
                           ------------   ------------
    Net gain (loss) on
     investments.........      68,851        2,820,673
                           ------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $235,411      $ 3,227,208
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 32
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE                    INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND            FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------   --------------
INVESTMENT INCOME:
  Dividends..............     $524,273      $   158,735     $    77,525      $14,559      $   107,603      $ 69,373
                           -------------   ------------   -------------   ------------   ------------   --------------
    Net investment income
     (loss)..............      524,273          158,735          77,525       14,559          107,603        69,373
                           -------------   ------------   -------------   ------------   ------------   --------------
CAPITAL GAINS INCOME.....      --               148,349         573,895       --              176,994       235,374
                           -------------   ------------   -------------   ------------   ------------   --------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --                 3,423         (40,897)          (1)          41,466       (12,897)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --               925,117       1,053,772          632        2,102,732       226,926
                           -------------   ------------   -------------   ------------   ------------   --------------
    Net gain (loss) on
     investments.........      --               928,540       1,012,875          631        2,144,198       214,029
                           -------------   ------------   -------------   ------------   ------------   --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $524,273      $ 1,235,624     $ 1,664,295      $15,190      $ 2,428,795       518,776
                           -------------   ------------   -------------   ------------   ------------   --------------
                           -------------   ------------   -------------   ------------   ------------   --------------

                             DIVIDEND
                            AND GROWTH
                               FUND
                           SUB-ACCOUNT
                           ------------
INVESTMENT INCOME:
  Dividends..............    $132,007
                           ------------
    Net investment income
     (loss)..............     132,007
                           ------------
CAPITAL GAINS INCOME.....     182,157
                           ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (22,437)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     652,784
                           ------------
    Net gain (loss) on
     investments.........     630,347
                           ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $944,511
                           ------------
                           ------------

            ---------------------------------------------------- 33
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF OPERATIONS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                            FIDELITY VIP    FIDELITY VIP
                           EQUITY-INCOME      OVERSEAS
                             PORTFOLIO       PORTFOLIO
                            SUB-ACCOUNT     SUB-ACCOUNT
                           --------------   ------------
INVESTMENT INCOME:
  Dividends..............     $ 64,760        $ 22,698
                           --------------   ------------
    Net investment income
     (loss)..............       64,760          22,698
                           --------------   ------------
CAPITAL GAINS INCOME.....      230,469          66,900
                           --------------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           16         (12,367)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      303,166          80,752
                           --------------   ------------
    Net gain (loss) on
     investments.........      303,182          68,385
                           --------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $598,411        $157,983
                           --------------   ------------
                           --------------   ------------

  *  From inception, August 3, 1998, to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 34
              ----------------------------------------------------

                            FIDELITY VIP
                                 II
                           ASSET MANAGER     GROWTH AND     INTERNATIONAL    SMALL COMPANY       MIDCAP
                             PORTFOLIO       INCOME FUND    ADVISERS FUND         FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT*     SUB-ACCOUNT*     SUB-ACCOUNT*    SUB-ACCOUNT*
                           --------------   -------------   --------------   --------------   -------------
INVESTMENT INCOME:
  Dividends..............     $ 29,183           $  6          --$               $--             --$
                           --------------       -----           -----            -------          -----
    Net investment income
     (loss)..............       29,183              6          --                --              --
                           --------------       -----           -----            -------          -----
CAPITAL GAINS INCOME.....       87,549         --              --                --              --
                           --------------       -----           -----            -------          -----
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         (943)        --              --                     41         --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       48,191            150               7             14,348            104
                           --------------       -----           -----            -------          -----
    Net gain (loss) on
     investments.........       47,248            150               7             14,389            104
                           --------------       -----           -----            -------          -----
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $163,980           $156            $  7            $14,389           $104
                           --------------       -----           -----            -------          -----
                           --------------       -----           -----            -------          -----

  *  From inception, August 3, 1998, to December 31, 1998

            ---------------------------------------------------- 35
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................   $  166,560    $    116,844
  Capital gains income...      --              289,691
  Net realized gain
   (loss) on security
   transactions..........       20,736         (19,525)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       48,115       2,840,198
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      235,411       3,227,208
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      408,130       2,041,519
  Net transfers..........    1,509,453       4,810,627
  Surrenders for benefit
   payments and fees.....      (69,652)       (576,595)
  Net loan activity......         (519)       (125,205)
  Cost of insurance......      (87,306)       (456,787)
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    1,760,106       5,693,559
                           ------------   ------------
  Net increase (decrease)
   in net assets.........    1,995,517       8,920,767
NET ASSETS:
  Beginning of period....    1,553,257       6,648,932
                           ------------   ------------
  End of period..........   $3,548,774    $ 15,569,699
                           ------------   ------------
                           ------------   ------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................   $   60,722    $     50,976
  Capital gains income...      --              103,392
  Net realized gain
   (loss) on security
   transactions..........          344           4,792
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       23,137         785,883
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       84,203         945,043
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      224,575         691,357
  Net transfers..........    1,114,603       3,645,966
  Surrenders for benefit
   payments and fees.....      (20,975)       (141,324)
  Net loan activity......      (25,999)        (85,662)
  Cost of insurance......      (33,000)       (141,765)
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    1,259,204       3,968,572
                           ------------   ------------
  Net increase (decrease)
   in net assets.........    1,343,407       4,913,615
NET ASSETS:
  Beginning of period....      209,850       1,735,317
                           ------------   ------------
  End of period..........   $1,553,257    $  6,648,932
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 36
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE                     INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES        INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND             FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   -------------   --------------
OPERATIONS:
  Net investment income
   (loss)................   $   524,273     $  158,735     $     77,525     $ 14,559     $     107,603     $   69,373
  Capital gains income...       --             148,349          573,895       --               176,994        235,374
  Net realized gain
   (loss) on security
   transactions..........       --               3,423          (40,897)          (1)           41,466        (12,897)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --             925,117        1,053,772          632         2,102,732        226,926
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       524,273      1,235,624        1,664,295       15,190         2,428,795        518,776
                           -------------   ------------   -------------   ------------   -------------   --------------
UNIT TRANSACTIONS:
  Purchases..............    27,722,133      1,892,134        2,473,509       56,332         1,752,558        707,600
  Net transfers..........   (33,879,254)     1,620,594        3,402,616      (58,529)        3,270,849      1,517,699
  Surrenders for benefit
   payments and fees.....    (1,840,672)      (400,056)        (595,743)      (8,870)         (264,762)      (221,694)
  Net loan activity......       (66,865)        20,293           35,831       --               (56,810)       (97,052)
  Cost of insurance......      (501,588)      (299,823)        (540,583)     (20,595)         (313,799)      (144,802)
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (8,566,246)     2,833,142        4,775,630      (31,662)        4,388,036      1,761,751
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets.........    (8,041,973)     4,068,766        6,439,925      (16,472)        6,816,831      2,280,527
NET ASSETS:
  Beginning of period....    13,862,040      4,015,632        8,277,998      248,881         6,596,078      3,095,481
                           -------------   ------------   -------------   ------------   -------------   --------------
  End of period..........   $ 5,820,067     $8,084,398     $ 14,717,923     $232,409     $  13,412,909     $5,376,008
                           -------------   ------------   -------------   ------------   -------------   --------------
                           -------------   ------------   -------------   ------------   -------------   --------------

                             DIVIDEND
                            AND GROWTH
                               FUND
                           SUB-ACCOUNT
                           ------------
OPERATIONS:
  Net investment income
   (loss)................   $  132,007
  Capital gains income...      182,157
  Net realized gain
   (loss) on security
   transactions..........      (22,437)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      652,784
                           ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      944,511
                           ------------
UNIT TRANSACTIONS:
  Purchases..............    1,129,533
  Net transfers..........    2,842,341
  Surrenders for benefit
   payments and fees.....     (358,785)
  Net loan activity......      (33,764)
  Cost of insurance......     (302,161)
                           ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    3,277,164
                           ------------
  Net increase (decrease)
   in net assets.........    4,221,675
NET ASSETS:
  Beginning of period....    4,261,505
                           ------------
  End of period..........   $8,483,180
                           ------------
                           ------------

                                                             CAPITAL        MORTGAGE                     INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES        INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND             FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   -------------   --------------
OPERATIONS:
  Net investment income
   (loss)................   $   380,235     $   72,777     $     34,129     $ 10,759     $      61,758     $   27,817
  Capital gains income...       --              75,982          219,489       --               128,080        128,065
  Net realized gain
   (loss) on security
   transactions..........       --               2,197            2,152          288              (284)         2,089
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --             382,569          705,479        2,161           799,655       (168,332)
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       380,235        533,525          961,249       13,208           989,209        (10,361)
                           -------------   ------------   -------------   ------------   -------------   --------------
UNIT TRANSACTIONS:
  Purchases..............    43,540,050        899,022        1,340,476       41,748         1,525,193        948,086
  Net transfers..........   (32,385,194)     1,480,789        4,197,271      159,978         3,225,273      1,088,413
  Surrenders for benefit
   payments and fees.....      (504,402)      (123,087)        (203,529)      (4,181)         (120,518)       (78,919)
  Net loan activity......      (685,736)       (78,047)        (112,292)      --               (84,328)       (61,840)
  Cost of insurance......      (494,906)      (108,782)        (225,833)      (5,854)         (138,997)       (77,690)
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     9,469,812      2,069,895        4,996,093      191,691         4,406,623      1,818,050
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets.........     9,850,047      2,603,420        5,957,342      204,899         5,395,832      1,807,689
NET ASSETS:
  Beginning of period....     4,011,993      1,412,212        2,320,656       43,982         1,200,246      1,287,792
                           -------------   ------------   -------------   ------------   -------------   --------------
  End of period..........   $13,862,040     $4,015,632     $  8,277,998     $248,881     $   6,596,078     $3,095,481
                           -------------   ------------   -------------   ------------   -------------   --------------
                           -------------   ------------   -------------   ------------   -------------   --------------


                             DIVIDEND
                            AND GROWTH
                               FUND
                           SUB-ACCOUNT
                           ------------
OPERATIONS:
  Net investment income
   (loss)................   $   50,755
  Capital gains income...       33,614
  Net realized gain
   (loss) on security
   transactions..........         (751)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      446,847
                           ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      530,465
                           ------------
UNIT TRANSACTIONS:
  Purchases..............      360,484
  Net transfers..........    3,059,353
  Surrenders for benefit
   payments and fees.....      (71,909)
  Net loan activity......      (74,405)
  Cost of insurance......      (91,491)
                           ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    3,182,032
                           ------------
  Net increase (decrease)
   in net assets.........    3,712,497
NET ASSETS:
  Beginning of period....      549,008
                           ------------
  End of period..........   $4,261,505
                           ------------
                           ------------

            ---------------------------------------------------- 37
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                            FIDELITY VIP
                           EQUITY-INCOME
                             PORTFOLIO
                            SUB-ACCOUNT
                           --------------
OPERATIONS:
  Net investment income
   (loss)................    $   64,760
  Capital gains income...       230,469
  Net realized gain
   (loss) on security
   transactions..........            16
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       303,166
                           --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       598,411
                           --------------
UNIT TRANSACTIONS:
  Purchases..............     1,148,707
  Net transfers..........     3,213,980
  Surrenders for benefit
   payments and fees.....      (198,212)
  Net loan activity......          (929)
  Cost of insurance......      (201,357)
                           --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     3,962,189
                           --------------
  Net increase (decrease)
   in net assets.........     4,560,600
NET ASSETS:
  Beginning of period....     4,357,953
                           --------------
  End of period..........    $8,918,553
                           --------------
                           --------------

  *  From inception, August 3, 1998, to December 31, 1998

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                      FIDELITY VIP
                                     EQUITY-INCOME
                                       PORTFOLIO
                                      SUB-ACCOUNT
                                     --------------
OPERATIONS:
  Net investment income (loss).....    $   28,391
  Capital gains income.............       142,745
  Net realized gain (loss) on
   security transactions...........         2,925
  Net unrealized appreciation
   (depreciation) of investments
   during the period...............       514,150
                                     --------------
  Net increase (decrease) in net
   assets resulting from
   operations......................       688,211
                                     --------------
UNIT TRANSACTIONS:
  Purchases........................       626,240
  Net transfers....................     1,691,959
  Surrenders for benefit payments
   and fees........................      (115,305)
  Net loan activity................          (620)
  Cost of insurance................       (98,277)
                                     --------------
  Net increase (decrease) in net
   assets resulting from unit
   transactions....................     2,103,997
                                     --------------
  Net increase (decrease) in net
   assets..........................     2,792,208
NET ASSETS:
  Beginning of period..............     1,565,745
                                     --------------
  End of period....................    $4,357,953
                                     --------------
                                     --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 38
              ----------------------------------------------------

                                           FIDELITY VIP
                           FIDELITY VIP         II
                             OVERSEAS     ASSET MANAGER     GROWTH AND     INTERNATIONAL    SMALL COMPANY       MIDCAP
                            PORTFOLIO       PORTFOLIO       INCOME FUND    ADVISERS FUND         FUND            FUND
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT*     SUB-ACCOUNT*     SUB-ACCOUNT*    SUB-ACCOUNT*
                           ------------   --------------   -------------   --------------   --------------   -------------
OPERATIONS:
  Net investment income
   (loss)................   $   22,698      $   29,183         $    6          $--              $--              $--
  Capital gains income...       66,900          87,549         --              --               --               --
  Net realized gain
   (loss) on security
   transactions..........      (12,367)           (943)        --              --                    41          --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       80,752          48,191            150               7            14,348             104
                           ------------   --------------       ------          ------           -------          ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      157,983         163,980            156               7            14,389             104
                           ------------   --------------       ------          ------           -------          ------
UNIT TRANSACTIONS:
  Purchases..............      296,446         276,627          1,000           1,000             1,344           1,000
  Net transfers..........    2,455,676         218,464            450          --                41,605          --
  Surrenders for benefit
   payments and fees.....      (66,416)        (46,101)        --              --                  (271)         --
  Net loan activity......       (1,217)        --              --              --               --               --
  Cost of insurance......      (50,423)        (44,434)        --              --                  (111)         --
                           ------------   --------------       ------          ------           -------          ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    2,634,066         404,556          1,450           1,000            42,567           1,000
                           ------------   --------------       ------          ------           -------          ------
  Net increase (decrease)
   in net assets.........    2,792,049         568,536          1,606           1,007            56,956           1,104
NET ASSETS:
  Beginning of period....      969,359         904,496         --              --               --               --
                           ------------   --------------       ------          ------           -------          ------
  End of period..........   $3,761,408      $1,473,032         $1,606          $1,007           $56,956          $1,104
                           ------------   --------------       ------          ------           -------          ------
                           ------------   --------------       ------          ------           -------          ------

                                                      FIDELITY VIP
                                     FIDELITY VIP          II
                                       OVERSEAS      ASSET MANAGER
                                       PORTFOLIO       PORTFOLIO
                                      SUB-ACCOUNT     SUB-ACCOUNT
                                     -------------   --------------
OPERATIONS:
  Net investment income (loss).....  $       3,585     $    12,026
  Capital gains income.............         14,231          30,166
  Net realized gain (loss) on
   security transactions...........         (2,477)          4,849
  Net unrealized appreciation
   (depreciation) of investments
   during the period...............         (1,284)         45,529
                                     -------------   --------------
  Net increase (decrease) in net
   assets resulting from
   operations......................         14,055          92,570
                                     -------------   --------------
UNIT TRANSACTIONS:
  Purchases........................         80,330         187,210
  Net transfers....................        754,893         350,249
  Surrenders for benefit payments
   and fees........................        (17,526)        (19,442)
  Net loan activity................        (18,863)       --
  Cost of insurance................        (10,590)        (18,932)
                                     -------------   --------------
  Net increase (decrease) in net
   assets resulting from unit
   transactions....................        788,244         499,085
                                     -------------   --------------
  Net increase (decrease) in net
   assets..........................        802,299         591,655
NET ASSETS:
  Beginning of period..............        167,060         312,841
                                     -------------   --------------
  End of period....................  $     969,359     $   904,496
                                     -------------   --------------
                                     -------------   --------------

            ---------------------------------------------------- 39
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1998

 1.  ORGANIZATION:

    Separate Account Variable Life Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1998.

   c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

   a) DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE-- On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance with the terms of the Contracts, are deducted through termination of units of interest from applicable contract owners' accounts.

______________________________________ 40 ______________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 1,875,338
    Cost $1,912,152
      Market Value.......   $ 2,026,612        --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 1,326,067
    Cost $3,488,088
      Market Value.......       --         $ 8,701,207
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 2,027,556
    Cost $2,027,556
      Market Value.......       --             --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 7,043,196
    Cost $9,343,101
      Market Value.......       --             --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 1,914,588
    Cost $3,741,293
      Market Value.......       --             --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 3,160,963
    Cost $3,424,244
      Market Value.......       --             --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 105,454
    Cost $157,726
      Market Value.......       --             --
  Due from Hartford Life
   Insurance Company.....        86,341            681
  Receivable from fund
   shares sold...........       --             --
                           ------------   ------------
  Total Assets...........     2,112,953      8,701,888
                           ------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --             --
  Payable for fund shares
   purchased.............        86,341            681
                           ------------   ------------
  Total Liabilities......        86,341            681
                           ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........   $ 2,026,612    $ 8,701,207
                           ------------   ------------
                           ------------   ------------
  Units Owned by
   Participants..........       807,578      1,265,738
  Unit Price.............   $  2.509495    $  6.874413

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 42
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX
                               FUND            FUND           FUND            FUND           FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 1,875,338
    Cost $1,912,152
      Market Value.......       --              --             --              --            --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 1,326,067
    Cost $3,488,088
      Market Value.......       --              --             --              --            --
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 2,027,556
    Cost $2,027,556
      Market Value.......    $2,027,556         --             --              --            --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 7,043,196
    Cost $9,343,101
      Market Value.......       --         $ 21,025,723        --              --            --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 1,914,588
    Cost $3,741,293
      Market Value.......       --              --          $ 9,111,679        --            --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 3,160,963
    Cost $3,424,244
      Market Value.......       --              --             --          $ 3,428,232       --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 105,454
    Cost $157,726
      Market Value.......       --              --             --              --          $ 376,520
  Due from Hartford Life
   Insurance Company.....       --                2,630         138,261            218       --
  Receivable from fund
   shares sold...........       124,056         --             --              --             24,595
                           -------------   ------------   -------------   ------------   ------------
  Total Assets...........     2,151,612      21,028,353       9,249,940      3,428,450       401,115
                           -------------   ------------   -------------   ------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       126,747         --             --              --             24,595
  Payable for fund shares
   purchased.............       --                2,629         138,352          3,246       --
                           -------------   ------------   -------------   ------------   ------------
  Total Liabilities......       126,747           2,629         138,352          3,246        24,595
                           -------------   ------------   -------------   ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........    $2,024,865    $ 21,025,724     $ 9,111,588    $ 3,425,204     $ 376,520
                           -------------   ------------   -------------   ------------   ------------
                           -------------   ------------   -------------   ------------   ------------
  Units Owned by
   Participants..........     1,089,285       4,243,408       1,422,209      1,404,419        76,631
  Unit Price.............    $ 1.858893    $   4.954914     $  6.406645    $  2.438877     $4.913416

            ---------------------------------------------------- 43
              ----------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
INVESTMENT INCOME:
  Dividends..............    $ 97,110      $    66,114
EXPENSES:
  Mortality and expense
   undertakings..........     (16,264)         (67,726)
                           ------------   ------------
    Net investment income
     (loss)..............      80,846           (1,612)
                           ------------   ------------
CAPITAL GAINS INCOME.....      --              246,858
                           ------------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       3,142          234,844
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      42,024        1,660,727
                           ------------   ------------
    Net gain (loss) on
     investments.........      45,166        1,895,571
                           ------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $126,012      $ 2,140,817
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 44
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX
                               FUND            FUND           FUND            FUND           FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------
INVESTMENT INCOME:
  Dividends..............     $118,633      $   417,110     $    48,015     $215,074       $  3,208
EXPENSES:
  Mortality and expense
   undertakings..........      (20,759)        (175,730)        (77,480)     (30,784)        (4,531)
                           -------------   ------------   -------------   ------------   ------------
    Net investment income
     (loss)..............       97,874          241,380         (29,465)     184,290         (1,323)
                           -------------   ------------   -------------   ------------   ------------
CAPITAL GAINS INCOME.....      --               635,067         575,189       --             10,423
                           -------------   ------------   -------------   ------------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --               533,821         115,209        5,202         56,730
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --             2,722,020         569,309        1,929         58,103
                           -------------   ------------   -------------   ------------   ------------
    Net gain (loss) on
     investments.........      --             3,255,841         684,518        7,131        114,833
                           -------------   ------------   -------------   ------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $ 97,874      $ 4,132,288     $ 1,230,242     $191,421       $123,933
                           -------------   ------------   -------------   ------------   ------------
                           -------------   ------------   -------------   ------------   ------------

            ---------------------------------------------------- 45
              ----------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................   $    80,846    $    (1,612)
  Capital gains income...       --             246,858
  Net realized gain
   (loss) on security
   transactions..........         3,142        234,844
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        42,024      1,660,727
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       126,012      2,140,817
                           ------------   ------------
UNIT TRANSACTIONS:
  Net transfers..........       492,699        162,134
  Surrenders for benefit
   payments and fees.....       (91,551)      (101,584)
  Net loan activity......         1,626       (349,986)
  Cost of insurance and
   other fees............       (13,618)       (36,443)
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       389,156       (325,879)
                           ------------   ------------
  Net increase (decrease)
   in net assets.........       515,168      1,814,938
NET ASSETS:
  Beginning of period....     1,511,444      6,886,269
                           ------------   ------------
  End of period..........   $ 2,026,612    $ 8,701,207
                           ------------   ------------
                           ------------   ------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................   $    71,795   $      8,215
  Capital gains income...       --             288,640
  Net realized gain
   (loss) on security
   transactions..........         7,245         51,904
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        66,093      1,292,997
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       145,133      1,641,756
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       784,609      1,421,887
  Net transfers..........       (66,546)       286,315
  Surrenders for benefit
   payments and fees.....      (288,440)      (688,071)
  Net loan activity......      (679,536)    (1,039,721)
  Cost of insurance and
   other fees............       (15,437)       (36,874)
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (265,350)       (56,464)
                           ------------   ------------
  Net increase (decrease)
   in net assets.........      (120,217)     1,585,292
NET ASSETS:
  Beginning of period....     1,631,661      5,300,977
                           ------------   ------------
  End of period..........   $ 1,511,444   $  6,886,269
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 46
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX
                               FUND            FUND           FUND            FUND           FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................    $   97,874    $    241,380     $   (29,465)   $   184,290     $  (1,323)
  Capital gains income...       --              635,067         575,189        --             10,423
  Net realized gain
   (loss) on security
   transactions..........       --              533,821         115,209          5,202        56,730
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --            2,722,020         569,309          1,929        58,103
                           -------------   ------------   -------------   ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        97,874       4,132,288       1,230,242        191,421       123,933
                           -------------   ------------   -------------   ------------   ------------
UNIT TRANSACTIONS:
  Net transfers..........       (74,776)       (228,502)       (189,359)       --           (162,196)
  Surrenders for benefit
   payments and fees.....      (168,673)       (981,260)       (196,186)      (131,470)       (3,051)
  Net loan activity......       (81,767)       (217,376)       (263,471)       (39,378)          (79)
  Cost of insurance and
   other fees............       (33,960)        (97,971)        (39,901)       (26,561)       (2,129)
                           -------------   ------------   -------------   ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (359,176)     (1,525,109)       (688,917)      (197,409)     (167,455)
                           -------------   ------------   -------------   ------------   ------------
  Net increase (decrease)
   in net assets.........      (261,302)      2,607,179         541,325         (5,988)      (43,522)
NET ASSETS:
  Beginning of period....     2,286,167      18,418,545       8,570,263      3,431,192       420,042
                           -------------   ------------   -------------   ------------   ------------
  End of period..........    $2,024,865    $ 21,025,724     $ 9,111,588    $ 3,425,204     $ 376,520
                           -------------   ------------   -------------   ------------   ------------
                           -------------   ------------   -------------   ------------   ------------

                                                             CAPITAL        MORTGAGE
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX
                               FUND            FUND           FUND            FUND           FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................    $   87,754    $    240,748    $    (31,565)  $    170,772     $   2,574
  Capital gains income...       --              731,667         587,118        --             35,941
  Net realized gain
   (loss) on security
   transactions..........       --              508,849         202,014          1,486        22,222
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --            2,262,927         891,144         87,119        65,629
                           -------------   ------------   -------------   ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        87,754       3,744,191       1,648,711        259,377       126,366
                           -------------   ------------   -------------   ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       837,735       5,805,878       1,313,089      1,040,366       335,550
  Net transfers..........      (158,936)       (268,159)         54,530        (52,290)      201,194
  Surrenders for benefit
   payments and fees.....       (39,806)     (2,029,515)       (982,045)       (52,364)     (220,245)
  Net loan activity......      (860,395)     (5,120,268)     (1,247,165)    (1,104,813)      (41,858)
  Cost of insurance and
   other fees............       (33,231)       (125,426)        (42,477)       (32,362)     (213,232)
                           -------------   ------------   -------------   ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (254,633)     (1,737,490)       (904,068)      (201,463)       61,409
                           -------------   ------------   -------------   ------------   ------------
  Net increase (decrease)
   in net assets.........      (166,879)      2,006,701         744,643         57,914       187,775
NET ASSETS:
  Beginning of period....     2,453,046      16,411,844       7,825,620      3,373,278       232,267
                           -------------   ------------   -------------   ------------   ------------
  End of period..........    $2,286,167    $ 18,418,545    $  8,570,263   $  3,431,192     $ 420,042
                           -------------   ------------   -------------   ------------   ------------
                           -------------   ------------   -------------   ------------   ------------

            ---------------------------------------------------- 47
              ----------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1998

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds), as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1998.

   c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

   a) DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE-- On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance with the terms of the contracts, are deducted through termination of units of interest from applicable contract owners' accounts.

______________________________________ 48 ______________________________________

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 1998

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------   ------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 1,859,522
    Cost $1,961,050
      Market Value.......   $ 2,009,520        --             --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 2,751,972
    Cost $15,443,622
      Market Value.......       --        $ 18,057,519        --
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 25,796,373
    Cost $25,796,373
      Market Value.......       --             --        $ 25,796,373
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 2,938,878
    Cost $8,019,628
      Market Value.......       --             --             --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 3,585,142
    Cost $15,550,948
      Market Value.......       --             --             --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 608,233
    Cost $669,509
      Market Value.......       --             --             --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 3,042,284
    Cost $9,431,173
      Market Value.......       --             --             --
    Hartford
     International
     Opportunities HLS
     Fund, Inc. - Class
     IA
    Shares 4,336,343
    Cost $5,697,915
      Market Value.......       --             --             --
    Hartford Dividend and
     Growth HLS Fund,
     Inc. - Class IA
    Shares 4,333,353
    Cost $8,735,254
      Market Value.......       --             --             --
  Due from Hartford Life
   & Annuity Insurance
   Company...............       --              36,742      2,586,454
  Receivable from fund
   shares sold...........            25        --             --
                           ------------   ------------   ------------
  Total Assets...........     2,009,545     18,094,261     28,382,827
                           ------------   ------------   ------------
LIABILITIES:
  Due to Hartford Life &
   Annuity Insurance
   Company...............            41        --             --
  Payable for fund shares
   purchased.............       --              37,028      2,585,351
                           ------------   ------------   ------------
  Total Liabilities......            41         37,028      2,585,351
                           ------------   ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........   $ 2,009,504   $ 18,057,233   $ 25,797,476
                           ------------   ------------   ------------
                           ------------   ------------   ------------
  Units Owned by
   Participants..........     1,352,909      5,754,715     19,784,827
  Unit Values............   $  1.485321   $   3.137815   $   1.303902

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 50
              ----------------------------------------------------

                                               CAPITAL        MORTGAGE                    INTERNATIONAL      DIVIDEND
                                            APPRECIATION     SECURITIES       INDEX       OPPORTUNITIES     AND GROWTH
                           ADVISERS FUND        FUND            FUND           FUND            FUND            FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------   -------------   ------------   ------------   --------------   ------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 1,859,522
    Cost $1,961,050
      Market Value.......       --               --             --              --             --               --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 2,751,972
    Cost $15,443,622
      Market Value.......       --               --             --              --             --               --
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 25,796,373
    Cost $25,796,373
      Market Value.......       --               --             --              --             --               --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 2,938,878
    Cost $8,019,628
      Market Value.......    $8,773,294          --             --              --             --               --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 3,585,142
    Cost $15,550,948
      Market Value.......       --           $ 17,061,980       --              --             --               --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 608,233
    Cost $669,509
      Market Value.......       --               --           $ 659,660         --             --               --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 3,042,284
    Cost $9,431,173
      Market Value.......       --               --             --         $ 10,862,331        --               --
    Hartford
     International
     Opportunities HLS
     Fund, Inc. - Class
     IA
    Shares 4,336,343
    Cost $5,697,915
      Market Value.......       --               --             --              --          $5,875,125          --
    Hartford Dividend and
     Growth HLS Fund,
     Inc. - Class IA
    Shares 4,333,353
    Cost $8,735,254
      Market Value.......       --               --             --              --             --           $ 9,362,148
  Due from Hartford Life
   & Annuity Insurance
   Company...............        56,120            71,090             1         --               8,547           61,290
  Receivable from fund
   shares sold...........       --               --             --               59,331        --               --
                           --------------   -------------   ------------   ------------   --------------   ------------
  Total Assets...........     8,829,414        17,133,070       659,661      10,921,662      5,883,672        9,423,438
                           --------------   -------------   ------------   ------------   --------------   ------------
LIABILITIES:
  Due to Hartford Life &
   Annuity Insurance
   Company...............       --               --             --               59,974        --               --
  Payable for fund shares
   purchased.............        56,258            71,362       --              --               8,652           61,707
                           --------------   -------------   ------------   ------------   --------------   ------------
  Total Liabilities......        56,258            71,362       --               59,974          8,652           61,707
                           --------------   -------------   ------------   ------------   --------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........    $8,773,156      $ 17,061,708     $ 659,661    $ 10,861,688     $5,875,020      $ 9,361,731
                           --------------   -------------   ------------   ------------   --------------   ------------
                           --------------   -------------   ------------   ------------   --------------   ------------
  Units Owned by
   Participants..........     3,614,682         6,917,191       458,077       3,651,309      3,457,586        4,023,410
  Unit Values............    $ 2.427089      $   2.466566     $1.440067    $   2.974738     $ 1.699168      $  2.326815

            ---------------------------------------------------- 51
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1998

                            FIDELITY VIP    FIDELITY VIP
                           EQUITY-INCOME      OVERSEAS
                             PORTFOLIO       PORTFOLIO
                            SUB-ACCOUNT     SUB-ACCOUNT
                           --------------   ------------
ASSETS:
  Investments:
    Fidelity VIP
     Equity-Income
     Portfolio
    Shares 252,738
    Cost $6,042,615
      Market Value.......    $6,424,588          --
    Fidelity VIP Overseas
     Portfolio
    Shares 174,735
    Cost $3,340,244
      Market Value.......       --           $ 3,503,442
    Fidelity VIP II Asset
     Manager Portfolio
    Shares 54,516
    Cost $923,808
      Market Value.......       --               --
    Hartford Growth and
     Income HLS Fund -
     Class IA
    Shares 59,644
    Cost $64,739
      Market Value.......       --               --
    Hartford
     International
     Advisers HLS Fund,
     Inc. - Class IA
    Shares 5,199
    Cost $5,764
      Market Value.......       --               --
    Hartford Small
     Company HLS Fund,
     Inc. - Class IA
    Shares 103,221
    Cost $113,208
      Market Value.......       --               --
    Hartford MidCap HLS
     Fund, Inc. - Class
     IA
    Shares 50,672
    Cost $63,516
      Market Value.......       --               --
  Due from Hartford Life
   & Annuity Insurance
   Company...............       103,278            2,774
  Receivable from fund
   shares sold...........       --               --
                           --------------   ------------
  Total Assets...........     6,527,866        3,506,216
                           --------------   ------------
LIABILITIES:
  Due to Hartford Life &
   Annuity Insurance
   Company...............       --               --
  Payable for fund shares
   purchased.............       103,371            2,809
                           --------------   ------------
  Total Liabilities......       103,371            2,809
                           --------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........    $6,424,495      $ 3,503,407
                           --------------   ------------
                           --------------   ------------
  Units Owned by
   Participants..........     3,279,115        2,291,066
  Unit Values............    $ 1.959216      $  1.529160

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 52
              ----------------------------------------------------

                            FIDELITY VIP
                                 II
                           ASSET MANAGER     GROWTH AND    INTERNATIONAL    SMALL COMPANY       MIDCAP
                             PORTFOLIO      INCOME FUND    ADVISERS FUND         FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           --------------   ------------   --------------   --------------   ------------
ASSETS:
  Investments:
    Fidelity VIP
     Equity-Income
     Portfolio
    Shares 252,738
    Cost $6,042,615
      Market Value.......       --              --              --               --              --
    Fidelity VIP Overseas
     Portfolio
    Shares 174,735
    Cost $3,340,244
      Market Value.......       --              --              --               --              --
    Fidelity VIP II Asset
     Manager Portfolio
    Shares 54,516
    Cost $923,808
      Market Value.......     $ 990,008         --              --               --              --
    Hartford Growth and
     Income HLS Fund -
     Class IA
    Shares 59,644
    Cost $64,739
      Market Value.......       --            $  70,735         --               --              --
    Hartford
     International
     Advisers HLS Fund,
     Inc. - Class IA
    Shares 5,199
    Cost $5,764
      Market Value.......       --              --            $   6,003          --              --
    Hartford Small
     Company HLS Fund,
     Inc. - Class IA
    Shares 103,221
    Cost $113,208
      Market Value.......       --              --              --             $ 136,367         --
    Hartford MidCap HLS
     Fund, Inc. - Class
     IA
    Shares 50,672
    Cost $63,516
      Market Value.......       --              --              --               --            $  72,930
  Due from Hartford Life
   & Annuity Insurance
   Company...............            57         --              --               --              --
  Receivable from fund
   shares sold...........       --              --              --                 3,353           3,343
                           --------------   ------------   --------------   --------------   ------------
  Total Assets...........       990,065          70,735           6,003          139,720          76,273
                           --------------   ------------   --------------   --------------   ------------
LIABILITIES:
  Due to Hartford Life &
   Annuity Insurance
   Company...............       --              --              --                 3,354           3,344
  Payable for fund shares
   purchased.............            64         --              --               --              --
                           --------------   ------------   --------------   --------------   ------------
  Total Liabilities......            64         --              --                 3,354           3,344
                           --------------   ------------   --------------   --------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........     $ 990,001       $  70,735       $   6,003        $ 136,366       $  72,929
                           --------------   ------------   --------------   --------------   ------------
                           --------------   ------------   --------------   --------------   ------------
  Units Owned by
   Participants..........       565,270          61,456           5,958          126,692          66,076
  Unit Values............     $1.751379       $1.150984       $1.007480        $1.076363       $1.103726

            ---------------------------------------------------- 53
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
INVESTMENT INCOME:
  Dividends..............    $ 94,731      $   133,161
                           ------------   ------------
CAPITAL GAINS INCOME.....      --              103,525
                           ------------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       9,305              (98)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      38,190        2,521,917
                           ------------   ------------
    Net gain (loss) on
     investments.........      47,495        2,521,819
                           ------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $142,226      $ 2,758,505
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 54
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE                    INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND            FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------   --------------
INVESTMENT INCOME:
  Dividends..............     $445,803       $169,656       $    88,276      $37,142      $    84,654      $ 74,346
                           -------------   ------------   -------------   ------------   ------------   --------------
CAPITAL GAINS INCOME.....      --              63,605           250,090       --               53,874        99,646
                           -------------   ------------   -------------   ------------   ------------   --------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --               4,573            39,470         (871)            (922)         (741)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --             731,402         1,421,650       (8,524)       1,330,595       214,444
                           -------------   ------------   -------------   ------------   ------------   --------------
    Net gain (loss) on
     investments.........      --             735,975         1,461,120       (9,395)       1,329,673       213,703
                           -------------   ------------   -------------   ------------   ------------   --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $445,803       $969,236       $ 1,799,486      $27,747      $ 1,468,201      $387,695
                           -------------   ------------   -------------   ------------   ------------   --------------
                           -------------   ------------   -------------   ------------   ------------   --------------

                             DIVIDEND
                            AND GROWTH
                               FUND
                           SUB-ACCOUNT
                           ------------
INVESTMENT INCOME:
  Dividends..............    $137,525
                           ------------
CAPITAL GAINS INCOME.....      62,013
                           ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       1,074
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     561,829
                           ------------
    Net gain (loss) on
     investments.........     562,903
                           ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $762,441
                           ------------
                           ------------

            ---------------------------------------------------- 55
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF OPERATIONS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                            FIDELITY VIP    FIDELITY VIP
                           EQUITY-INCOME      OVERSEAS
                             PORTFOLIO       PORTFOLIO
                            SUB-ACCOUNT     SUB-ACCOUNT
                           --------------   ------------
INVESTMENT INCOME:
  Dividends..............     $ 14,647        $  7,173
                           --------------   ------------
CAPITAL GAINS INCOME.....       52,127          21,143
                           --------------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          690          (6,944)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      333,233         162,234
                           --------------   ------------
    Net gain (loss) on
     investments.........      333,923         155,290
                           --------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $400,697        $183,606
                           --------------   ------------
                           --------------   ------------

* From inception, August 3, 1998, to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 56
              ----------------------------------------------------

                            FIDELITY VIP
                                 II
                           ASSET MANAGER     GROWTH AND     INTERNATIONAL    SMALL COMPANY       MIDCAP
                             PORTFOLIO       INCOME FUND    ADVISERS FUND         FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT*     SUB-ACCOUNT*     SUB-ACCOUNT*    SUB-ACCOUNT*
                           --------------   -------------   --------------   --------------   -------------
INVESTMENT INCOME:
  Dividends..............      $ 6,411          $  267          -$-              $--              $--
                               -------          ------           -----           -------          ------
CAPITAL GAINS INCOME.....       19,232          --              --               --               --
                               -------          ------           -----           -------          ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           68              14               5               235             191
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       58,568           5,996             239            23,159           9,414
                               -------          ------           -----           -------          ------
    Net gain (loss) on
     investments.........       58,636           6,010             244            23,394           9,605
                               -------          ------           -----           -------          ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $84,279          $6,277            $244           $23,394          $9,605
                               -------          ------           -----           -------          ------
                               -------          ------           -----           -------          ------

* From inception, August 3, 1998, to December 31, 1998

            ---------------------------------------------------- 57
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................   $    94,731   $    133,161
  Capital gains income...       --             103,525
  Net realized gain
   (loss) on security
   transactions..........         9,305            (98)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        38,190      2,521,917
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       142,226      2,758,505
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       683,210      3,513,223
  Net transfers..........       571,074     10,950,874
  Surrenders for benefit
   payments and fees.....       (31,817)      (207,585)
  Net loan activity......        (7,510)      (178,910)
  Cost of insurance......      (110,589)      (599,935)
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,104,368     13,477,667
                           ------------   ------------
  Net increase (decrease)
   in net assets.........     1,246,594     16,236,172
NET ASSETS:
  Beginning of period....       762,910      1,821,061
                           ------------   ------------
  End of period..........   $ 2,009,504   $ 18,057,233
                           ------------   ------------
                           ------------   ------------

 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................    $ 26,909      $    11,815
  Capital gains income...      --                  558
  Net realized gain
   (loss) on security
   transactions..........         148             (109)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      10,267           91,919
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      37,324          104,183
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      58,303          110,273
  Net transfers..........     674,390        1,673,468
  Surrenders for benefit
   payments and fees.....      (6,137)         (12,105)
  Net loan activity......      11,825             (221)
  Cost of insurance......     (13,939)         (55,771)
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     724,442        1,715,644
                           ------------   ------------
  Net increase (decrease)
   in net assets.........     761,766        1,819,827
NET ASSETS:
  Beginning of period....       1,144            1,234
                           ------------   ------------
  End of period..........    $762,910      $ 1,821,061
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 58
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE                     INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES        INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND             FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   -------------   --------------
OPERATIONS:
  Net investment income
   (loss)................  $     445,803    $   169,656    $     88,276     $ 37,142     $      84,654     $   74,346
  Capital gains income...       --               63,605         250,090       --                53,874         99,646
  Net realized gain
   (loss) on security
   transactions..........       --                4,573          39,470         (871)             (922)          (741)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --              731,402       1,421,650       (8,524)        1,330,595        214,444
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        445,803        969,236       1,799,486       27,747         1,468,201        387,695
                           -------------   ------------   -------------   ------------   -------------   --------------
UNIT TRANSACTIONS:
  Purchases..............     95,425,381      1,751,574       3,507,330       37,276         2,118,676      1,309,658
  Net transfers..........    (72,076,036)     5,691,550       9,794,312      550,267         6,100,193      3,666,828
  Surrenders for benefit
   payments and fees.....       (411,072)      (489,261)       (187,213)      (5,125)         (112,773)       (64,967)
  Net loan activity......     (3,001,765)       (71,056)       (101,857)      (7,079)         (209,775)       (30,352)
  Cost of insurance......     (1,609,252)      (229,420)       (489,408)     (31,183)         (280,128)      (165,473)
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     18,327,256      6,653,387      12,523,164      544,156         7,616,193      4,715,694
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets.........     18,773,059      7,622,623      14,322,650      571,903         9,084,394      5,103,389
NET ASSETS:
  Beginning of period....      7,024,417      1,150,533       2,739,058       87,758         1,777,294        771,631
                           -------------   ------------   -------------   ------------   -------------   --------------
  End of period..........  $  25,797,476    $ 8,773,156    $ 17,061,708     $659,661     $  10,861,688     $5,875,020
                           -------------   ------------   -------------   ------------   -------------   --------------
                           -------------   ------------   -------------   ------------   -------------   --------------

                                                             CAPITAL        MORTGAGE                    INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND            FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------   --------------
OPERATIONS:
  Net investment income
   (loss)................  $     105,975    $    16,534     $     9,163      $ 3,444      $    14,934     $    6,510
  Capital gains income...       --                  584          10,410       --                4,291         14,471
  Net realized gain
   (loss) on security
   transactions..........       --                 (232)            716           28              463           (828)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --               22,216          89,337       (1,336)         100,497        (37,302)
                           -------------   ------------   -------------   ------------   ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        105,975         39,102         109,626        2,136          120,185        (17,149)
                           -------------   ------------   -------------   ------------   ------------   --------------
UNIT TRANSACTIONS:
  Purchases..............     26,348,230         17,300         308,974        1,853           68,957        176,177
  Net transfers..........    (17,219,898)     1,125,736       2,397,785       76,873        1,641,927        650,101
  Surrenders for benefit
   payments and fees.....        (76,531)        (8,960)        (23,361)        (640)         (13,070)       (15,973)
  Net loan activity......     (2,085,251)        (2,510)          6,968        7,850           (7,681)            88
  Cost of insurance......       (460,124)       (21,190)        (63,644)      (1,339)         (34,163)       (25,871)
                           -------------   ------------   -------------   ------------   ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      6,506,426      1,110,376       2,626,722       84,597        1,655,970        784,522
                           -------------   ------------   -------------   ------------   ------------   --------------
  Net increase (decrease)
   in net assets.........      6,612,401      1,149,478       2,736,348       86,733        1,776,155        767,373
NET ASSETS:
  Beginning of period....        412,016          1,055           2,710        1,025            1,139          4,258
                           -------------   ------------   -------------   ------------   ------------   --------------
  End of period..........  $   7,024,417    $ 1,150,533     $ 2,739,058      $87,758      $ 1,777,294     $  771,631
                           -------------   ------------   -------------   ------------   ------------   --------------
                           -------------   ------------   -------------   ------------   ------------   --------------

            ---------------------------------------------------- 59
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                             DIVIDEND      FIDELITY VIP
                            AND GROWTH    EQUITY-INCOME
                               FUND         PORTFOLIO
                           SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   --------------
OPERATIONS:
  Net investment income
   (loss)................   $   137,525     $   14,647
  Capital gains income...        62,013         52,127
  Net realized gain
   (loss) on security
   transactions..........         1,074            690
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       561,829        333,233
                           ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       762,441        400,697
                           ------------   --------------
UNIT TRANSACTIONS:
  Purchases..............     2,087,615      1,026,458
  Net transfers..........     5,745,039      4,607,992
  Surrenders for benefit
   payments and fees.....       (95,097)       (66,082)
  Net loan activity......      (128,288)       (40,966)
  Cost of insurance......      (288,431)      (150,445)
                           ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     7,320,838      5,376,957
                           ------------   --------------
  Net increase (decrease)
   in net assets.........     8,083,279      5,777,654
NET ASSETS:
  Beginning of period....     1,278,452        646,841
                           ------------   --------------
  End of period..........   $ 9,361,731     $6,424,495
                           ------------   --------------
                           ------------   --------------

  *  From inception, August 3, 1998, to December 31, 1998

 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                  DIVIDEND      FIDELITY VIP
                                 AND GROWTH    EQUITY-INCOME
                                    FUND         PORTFOLIO
                                SUB-ACCOUNT     SUB-ACCOUNT
                                ------------   --------------
OPERATIONS:
  Net investment income
   (loss).....................   $    12,804      $    374
  Capital gains income........           815         1,882
  Net realized gain (loss) on
   security transactions......           360         1,671
  Net unrealized appreciation
   (depreciation) of
   investments during the
   period.....................        65,053        48,686
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   operations.................        79,032        52,613
                                ------------   --------------
UNIT TRANSACTIONS:
  Purchases...................        62,971        43,181
  Net transfers...............     1,157,823       579,483
  Surrenders for benefit
   payments and fees..........        (7,195)      (11,517)
  Net loan activity...........         3,918        (3,459)
  Cost of insurance...........       (22,528)      (15,244)
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   unit transactions..........     1,194,989       592,444
                                ------------   --------------
  Net increase (decrease) in
   net assets.................     1,274,021       645,057
NET ASSETS:
  Beginning of period.........         4,431         1,784
                                ------------   --------------
  End of period...............   $ 1,278,452      $646,841
                                ------------   --------------
                                ------------   --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 60
              ----------------------------------------------------

                                           FIDELITY VIP
                           FIDELITY VIP         II
                             OVERSEAS     ASSET MANAGER     GROWTH AND     INTERNATIONAL    SMALL COMPANY       MIDCAP
                            PORTFOLIO       PORTFOLIO       INCOME FUND    ADVISERS FUND         FUND            FUND
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT*     SUB-ACCOUNT*     SUB-ACCOUNT*    SUB-ACCOUNT*
                           ------------   --------------   -------------   --------------   --------------   -------------
OPERATIONS:
  Net investment income
   (loss)................   $     7,173      $  6,411         $   267          $--             $--              $--
  Capital gains income...        21,143        19,232          --              --               --               --
  Net realized gain
   (loss) on security
   transactions..........        (6,944)           68              14               5               235             191
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       162,234        58,568           5,996             239            23,159           9,414
                           ------------   --------------   -------------       ------       --------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       183,606        84,279           6,277             244            23,394           9,605
                           ------------   --------------   -------------       ------       --------------   -------------
UNIT TRANSACTIONS:
  Purchases..............       686,112       229,316           3,992           1,111             4,285           5,632
  Net transfers..........     2,484,394       567,140          62,775           4,904           114,315          62,276
  Surrenders for benefit
   payments and fees.....       (24,102)       (8,417)           (315)           (126)           (1,068)           (433)
  Net loan activity......       (25,210)        5,364          --              --                (3,356)         (3,343)
  Cost of insurance......       (74,993)      (21,314)         (1,994)           (130)           (1,204)           (808)
                           ------------   --------------   -------------       ------       --------------   -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     3,046,201       772,089          64,458           5,759           112,972          63,324
                           ------------   --------------   -------------       ------       --------------   -------------
  Net increase (decrease)
   in net assets.........     3,229,807       856,368          70,735           6,003           136,366          72,929
NET ASSETS:
  Beginning of period....       273,600       133,633          --              --               --               --
                           ------------   --------------   -------------       ------       --------------   -------------
  End of period..........   $ 3,503,407      $990,001         $70,735          $6,003          $136,366         $72,929
                           ------------   --------------   -------------       ------       --------------   -------------
                           ------------   --------------   -------------       ------       --------------   -------------

                                                FIDELITY VIP
                                FIDELITY VIP         II
                                  OVERSEAS     ASSET MANAGER
                                 PORTFOLIO       PORTFOLIO
                                SUB-ACCOUNT     SUB-ACCOUNT
                                ------------   --------------
OPERATIONS:
  Net investment income
   (loss).....................    $    373        $     66
  Capital gains income........       1,481             165
  Net realized gain (loss) on
   security transactions......        (138)             28
  Net unrealized appreciation
   (depreciation) of
   investments during the
   period.....................         919           7,582
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   operations.................       2,635           7,841
                                ------------   --------------
UNIT TRANSACTIONS:
  Purchases...................      22,743           8,385
  Net transfers...............     257,320         121,381
  Surrenders for benefit
   payments and fees..........      (3,860)         (1,502)
  Net loan activity...........         (12)        --
  Cost of insurance...........      (6,270)         (3,522)
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   unit transactions..........     269,921         124,742
                                ------------   --------------
  Net increase (decrease) in
   net assets.................     272,556         132,583
NET ASSETS:
  Beginning of period.........       1,044           1,050
                                ------------   --------------
  End of period...............    $273,600        $133,633
                                ------------   --------------
                                ------------   --------------

            ---------------------------------------------------- 61
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1998

 1.  ORGANIZATION:

    Separate Account Variable Life One (the Account) is a separate investment account within Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds), as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1998.

   c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

   a) DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE-- On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance with the terms of the contracts, are deducted through termination of units of interest from applicable contract owners' accounts.

______________________________________ 62 ______________________________________

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 2,132,205
    Cost $2,318,402
      Market Value.......   $ 2,304,199        --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 791,346
    Cost $4,632,387
      Market Value.......       --         $ 5,192,546
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 12,981,615
    Cost $12,981,615
      Market Value.......       --             --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 1,091,175
    Cost $3,029,766
      Market Value.......       --             --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 729,577
    Cost $3,165,354
      Market Value.......       --             --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 40,097
    Cost $44,447
      Market Value.......       --             --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 2,920,622
    Cost $8,806,337
      Market Value.......       --             --
    Hartford
     International
     Opportunities HLS
     Fund, Inc. - Class
     IA
    Shares 1,085,187
    Cost $1,406,135
      Market Value.......       --             --
  Due from Hartford Life
   and Annuity Insurance
   Company...............            37         26,077
  Receivable from fund
   shares sold...........       --             --
                           ------------   ------------
  Total Assets...........     2,304,236      5,218,623
                           ------------   ------------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --             --
  Payable for fund shares
   purchased.............            44         26,052
                           ------------   ------------
  Total Liabilities......            44         26,052
                           ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........   $ 2,304,192    $ 5,192,571
                           ------------   ------------
                           ------------   ------------
  Units Owned by
   Participants..........     1,551,309      1,654,836
  Unit Values............   $  1.485321    $  3.137815

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 64
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE                    INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND            FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   ------------   --------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 2,132,205
    Cost $2,318,402
      Market Value.......       --              --             --             --              --             --
    Hartford Stock HLS
     Fund, Inc. - Class
     IA
    Shares 791,346
    Cost $4,632,387
      Market Value.......       --              --             --             --              --             --
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 12,981,615
    Cost $12,981,615
      Market Value.......   $12,981,615         --             --             --              --             --
    Hartford Advisers HLS
     Fund, Inc. - Class
     IA
    Shares 1,091,175
    Cost $3,029,766
      Market Value.......       --          $ 3,257,433        --             --              --             --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 729,577
    Cost $3,165,354
      Market Value.......       --              --          $ 3,472,117       --              --             --
    Hartford Mortgage
     Securities HLS Fund,
     Inc. - Class IA
    Shares 40,097
    Cost $44,447
      Market Value.......       --              --             --           $  43,487         --             --
    Hartford Index HLS
     Fund, Inc. - Class
     IA
    Shares 2,920,622
    Cost $8,806,337
      Market Value.......       --              --             --             --         $ 10,427,941        --
    Hartford
     International
     Opportunities HLS
     Fund, Inc. - Class
     IA
    Shares 1,085,187
    Cost $1,406,135
      Market Value.......       --              --             --             --              --          $1,470,274
  Due from Hartford Life
   and Annuity Insurance
   Company...............       118,848              20          17,159       --               14,175         12,605
  Receivable from fund
   shares sold...........       --              --             --             --              --             --
                           -------------   ------------   -------------   ------------   ------------   --------------
  Total Assets...........    13,100,463       3,257,453       3,489,276        43,487      10,442,116      1,482,879
                           -------------   ------------   -------------   ------------   ------------   --------------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --              --             --             --              --             --
  Payable for fund shares
   purchased.............       118,713              45          17,190       --               14,242         12,641
                           -------------   ------------   -------------   ------------   ------------   --------------
  Total Liabilities......       118,713              45          17,190       --               14,242         12,641
                           -------------   ------------   -------------   ------------   ------------   --------------
  Net Assets (variable
   life contract
   liabilities)..........   $12,981,750     $ 3,257,408     $ 3,472,086     $  43,487    $ 10,427,874     $1,470,238
                           -------------   ------------   -------------   ------------   ------------   --------------
                           -------------   ------------   -------------   ------------   ------------   --------------
  Units Owned by
   Participants..........     9,956,078       1,342,105       1,407,660        30,198       3,505,476        865,269
  Unit Values............   $  1.303902     $  2.427089     $  2.466566     $1.440067    $   2.974738     $ 1.699168

            ---------------------------------------------------- 65
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1998

                             DIVIDEND      FIDELITY VIP
                            AND GROWTH    EQUITY-INCOME
                               FUND         PORTFOLIO
                           SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   --------------
ASSETS:
  Investments:
    Hartford Dividend and
     Growth HLS Fund,
     Inc. - Class IA
    Shares 1,055,565
    Cost $2,159,136
      Market Value.......   $ 2,280,532        --
    Fidelity VIP
     Equity-Income
     Portfolio
    Shares 53,993
    Cost $1,298,173
      Market Value.......       --          $1,372,514
    Fidelity VIP Overseas
     Portfolio
    Shares 47,654
    Cost $911,449
      Market Value.......       --             --
    Fidelity VIP II Asset
     Manager Portfolio
    Shares 21,404
    Cost $371,018
      Market Value.......       --             --
    Hartford Growth and
     Income HLS Fund -
     Class IA
    Shares 36,103
    Cost $38,125
      Market Value.......       --             --
    Hartford
     International
     Advisers HLS Fund,
     Inc. - Class IA
    Shares 69,593
    Cost $75,997
      Market Value.......       --             --
    Hartford Small
     Company HLS Fund,
     Inc. - Class IA
    Shares 64,192
    Cost $72,344
      Market Value.......       --             --
    Hartford MidCap HLS
     Fund, Inc. - Class
     IA
    Shares 61,941
    Cost $80,971
      Market Value.......       --             --
  Due from Hartford Life
   and Annuity Insurance
   Company...............        12,768        --
  Receivable from fund
   shares sold...........       --             --
                           ------------   --------------
  Total Assets...........     2,293,300      1,372,514
                           ------------   --------------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --                  18
  Payable for fund shares
   purchased.............        12,795        --
                           ------------   --------------
  Total Liabilities......        12,795             18
                           ------------   --------------
  Net Assets (variable
   life contract
   liabilities)..........   $ 2,280,505     $1,372,496
                           ------------   --------------
                           ------------   --------------
  Units Owned by
   Participants..........       980,098        700,553
  Unit Values............   $  2.326815     $ 1.959216

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 66
              ----------------------------------------------------

                                           FIDELITY VIP
                           FIDELITY VIP         II                              INTERNATIONAL
                             OVERSEAS     ASSET MANAGER    GROWTH AND INCOME       ADVISERS      SMALL COMPANY       MIDCAP
                            PORTFOLIO       PORTFOLIO             FUND               FUND             FUND            FUND
                           SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   --------------   ------------------   --------------   --------------   ------------
ASSETS:
  Investments:
    Hartford Dividend and
     Growth HLS Fund,
     Inc. - Class IA
    Shares 1,055,565
    Cost $2,159,136
      Market Value.......      --              --                --                  --               --              --
    Fidelity VIP
     Equity-Income
     Portfolio
    Shares 53,993
    Cost $1,298,173
      Market Value.......      --              --                --                  --               --              --
    Fidelity VIP Overseas
     Portfolio
    Shares 47,654
    Cost $911,449
      Market Value.......    $ 955,461         --                --                  --               --              --
    Fidelity VIP II Asset
     Manager Portfolio
    Shares 21,404
    Cost $371,018
      Market Value.......      --            $ 388,704           --                  --               --              --
    Hartford Growth and
     Income HLS Fund -
     Class IA
    Shares 36,103
    Cost $38,125
      Market Value.......      --              --               $  42,817            --               --              --
    Hartford
     International
     Advisers HLS Fund,
     Inc. - Class IA
    Shares 69,593
    Cost $75,997
      Market Value.......      --              --                --                $  80,358          --              --
    Hartford Small
     Company HLS Fund,
     Inc. - Class IA
    Shares 64,192
    Cost $72,344
      Market Value.......      --              --                --                  --             $  84,806         --
    Hartford MidCap HLS
     Fund, Inc. - Class
     IA
    Shares 61,941
    Cost $80,971
      Market Value.......      --              --                --                  --               --            $  89,149
  Due from Hartford Life
   and Annuity Insurance
   Company...............        2,473               2              6,368            --                     1         --
  Receivable from fund
   shares sold...........      --              --                --                  --               --              --
                           ------------   --------------       ----------       --------------   --------------   ------------
  Total Assets...........      957,934         388,706             49,185             80,358           84,807          89,149
                           ------------   --------------       ----------       --------------   --------------   ------------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............      --              --                --                  --               --              --
  Payable for fund shares
   purchased.............        2,474         --                   6,367            --               --              --
                           ------------   --------------       ----------       --------------   --------------   ------------
  Total Liabilities......        2,474         --                   6,367            --               --              --
                           ------------   --------------       ----------       --------------   --------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........    $ 955,460       $ 388,706          $  42,818          $  80,358        $  84,807       $  89,149
                           ------------   --------------       ----------       --------------   --------------   ------------
                           ------------   --------------       ----------       --------------   --------------   ------------
  Units Owned by
   Participants..........      624,827         221,943             37,201             79,762           78,789          80,771
  Unit Values............    $1.529160       $1.751379          $1.150984          $1.007480        $1.076363       $1.103726

            ---------------------------------------------------- 67
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                           CAPITAL        MORTGAGE
                               BOND          STOCK       MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES       INDEX
                               FUND           FUND           FUND            FUND           FUND            FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------   -------------   ------------   -------------   ------------   ------------
INVESTMENT INCOME:
  Dividends..............    $106,052       $ 38,074        $178,529       $ 63,199        $ 17,887        $2,575       $   79,420
                           ------------   ------------   -------------   ------------   -------------      ------      ------------
CAPITAL GAINS INCOME.....      --             18,418         --              11,531          30,576        --               12,992
                           ------------   ------------   -------------   ------------   -------------      ------      ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         746         (2,645)        --               1,768          (3,241)         (114)          14,698
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (16,930)       557,352         --             224,740         308,545           147        1,617,496
                           ------------   ------------   -------------   ------------   -------------      ------      ------------
    Net gain (loss) on
     investments.........     (16,184)       554,707         --             226,508         305,304            33        1,632,194
                           ------------   ------------   -------------   ------------   -------------      ------      ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $ 89,868       $611,199        $178,529       $301,238        $353,767        $2,608       $1,724,606
                           ------------   ------------   -------------   ------------   -------------      ------      ------------
                           ------------   ------------   -------------   ------------   -------------      ------      ------------

*From inception, August 3, 1998, to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 68
              ----------------------------------------------------

                                                                                            FIDELITY VIP
                           INTERNATIONAL      DIVIDEND      FIDELITY VIP    FIDELITY VIP         II            GROWTH
                           OPPORTUNITIES     AND GROWTH    EQUITY-INCOME      OVERSEAS     ASSET MANAGER     AND INCOME
                                FUND            FUND         PORTFOLIO       PORTFOLIO       PORTFOLIO          FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT*
                           --------------   ------------   --------------   ------------   --------------   -------------
INVESTMENT INCOME:
  Dividends..............     $ 18,410        $ 33,160         $ 1,864         $   540         $ 5,839          $  138
                           --------------   ------------       -------      ------------       -------          ------
CAPITAL GAINS INCOME.....       17,744           8,141           6,635           1,592          17,517          --
                           --------------   ------------       -------      ------------       -------          ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           77              63          (1,856)             89             (16)             21
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       73,152         117,405          70,207          44,647          15,814           4,692
                           --------------   ------------       -------      ------------       -------          ------
    Net gain (loss) on
     investments.........       73,229         117,468          68,351          44,736          15,798           4,713
                           --------------   ------------       -------      ------------       -------          ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $109,383        $158,769         $76,850         $46,868         $39,154          $4,851
                           --------------   ------------       -------      ------------       -------          ------
                           --------------   ------------       -------      ------------       -------          ------


                                                SMALL
                           INTERNATIONAL       COMPANY         MIDCAP
                           ADVISERS FUND        FUND            FUND
                            SUB-ACCOUNT*    SUB-ACCOUNT*    SUB-ACCOUNT*
                           --------------   -------------   -------------
INVESTMENT INCOME:
  Dividends..............      --               --              --
                               ------       -------------       ------
CAPITAL GAINS INCOME.....      --               --              --
                               ------       -------------       ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         308             (148)             19
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       4,361           12,462           8,178
                               ------       -------------       ------
    Net gain (loss) on
     investments.........       4,669           12,314           8,197
                               ------       -------------       ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $4,669          $12,314          $8,197
                               ------       -------------       ------
                               ------       -------------       ------

*From inception, August 3, 1998, to December 31, 1998

            ---------------------------------------------------- 69
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment
   income................   $   106,052    $    38,074
  Capital gains income...       --              18,418
  Net realized gain
   (loss) on security
   transactions..........           746         (2,645)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (16,930)       557,352
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        89,868        611,199
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       219,212        486,207
  Net transfers..........     1,873,633      4,031,316
  Surrenders for benefit
   payments and fees.....       (22,489)       (93,425)
  Net loan activity......       (63,707)           (57)
  Cost of insurance......       (39,274)       (74,817)
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,967,375      4,349,224
                           ------------   ------------
  Net increase (decrease)
   in net assets.........     2,057,243      4,960,423
NET ASSETS:
  Beginning of period....   $   246,949    $   232,148
                           ------------   ------------
  End of period..........   $ 2,304,192    $ 5,192,571
                           ------------   ------------
                           ------------   ------------

 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                               BOND          STOCK
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment
   income................   $    10,020    $     1,517
  Capital gains income...       --                 113
  Net realized gain
   (loss) on security
   transactions..........           281            287
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         3,212          2,743
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        13,513          4,660
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............        16,326          9,295
  Net transfers..........       161,664        224,575
  Surrenders for benefit
   payments and fees.....        (4,558)        (6,421)
  Cost of insurance......        (4,584)        (1,028)
                           ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       168,848        226,421
                           ------------   ------------
  Net increase (decrease)
   in net assets.........       182,361        231,081
NET ASSETS:
  Beginning of period....   $    64,588    $     1,067
                           ------------   ------------
  End of period..........   $   246,949    $   232,148
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 70
              ----------------------------------------------------

                                                             CAPITAL        MORTGAGE                     INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES        INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND             FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   -------------   --------------
OPERATIONS:
  Net investment
   income................  $     178,529    $    63,199     $    17,887     $  2,575     $      79,420     $   18,410
  Capital gains income...       --               11,531          30,576       --                12,992         17,744
  Net realized gain
   (loss) on security
   transactions..........       --                1,768          (3,241)        (114)           14,698             77
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --              224,740         308,545          147         1,617,496         73,152
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        178,529        301,238         353,767        2,608         1,724,606        109,383
                           -------------   ------------   -------------   ------------   -------------   --------------
UNIT TRANSACTIONS:
  Purchases..............     44,552,053        332,157         483,397        7,687           443,474        286,640
  Net transfers..........    (32,394,672)     2,418,661       2,506,371      (37,994)        8,055,206      1,011,184
  Surrenders for benefit
   payments and fees.....       (423,409)       (40,763)        (79,406)      (1,565)         (110,057)       (27,008)
  Net loan activity......         (6,910)       (23,103)       --             --              --              (17,916)
  Cost of insurance......       (362,173)       (28,973)        (51,821)      (4,367)          (60,585)       (39,292)
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     11,364,889      2,657,979       2,858,541      (36,239)        8,328,038      1,213,608
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets.........     11,543,418      2,959,217       3,212,308      (33,631)       10,052,644      1,322,991
NET ASSETS:
  Beginning of period....  $   1,438,332    $   298,191     $   259,778     $ 77,118     $     375,230     $  147,247
                           -------------   ------------   -------------   ------------   -------------   --------------
  End of period..........  $  12,981,750    $ 3,257,408     $ 3,472,086     $ 43,487     $  10,427,874     $1,470,238
                           -------------   ------------   -------------   ------------   -------------   --------------
                           -------------   ------------   -------------   ------------   -------------   --------------

                                                             CAPITAL        MORTGAGE                     INTERNATIONAL
                           MONEY MARKET      ADVISERS     APPRECIATION     SECURITIES        INDEX       OPPORTUNITIES
                               FUND            FUND           FUND            FUND           FUND             FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   -------------   ------------   -------------   --------------
OPERATIONS:
  Net investment
   income................  $      22,397    $     4,523     $       817     $  2,894     $       3,998     $    1,213
  Capital gains income...       --                1,075             385       --                   574          2,408
  Net realized gain
   (loss) on security
   transactions..........       --                   (3)          2,118           25               911          1,535
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --                3,056          (1,824)      (1,118)            4,041         (9,304)
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         22,397          8,651           1,496        1,801             9,524         (4,148)
                           -------------   ------------   -------------   ------------   -------------   --------------
UNIT TRANSACTIONS:
  Purchases..............      4,374,149         16,165          16,079        1,604            28,684         16,294
  Net transfers..........     (2,888,312)       256,828         253,669       76,343           352,567        125,494
  Surrenders for benefit
   payments and fees.....        (61,718)        (2,671)         (7,630)        (883)           (9,226)        (6,183)
  Cost of insurance......        (55,698)          (811)         (4,880)      (2,772)           (7,390)        (4,631)
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      1,368,421        269,511         257,238       74,292           364,635        130,974
                           -------------   ------------   -------------   ------------   -------------   --------------
  Net increase (decrease)
   in net assets.........      1,390,818        278,162         258,734       76,093           374,159        126,826
NET ASSETS:
  Beginning of period....  $      47,514    $    20,029     $     1,044     $  1,025     $       1,071     $   20,421
                           -------------   ------------   -------------   ------------   -------------   --------------
  End of period..........  $   1,438,332    $   298,191     $   259,778     $ 77,118     $     375,230     $  147,247
                           -------------   ------------   -------------   ------------   -------------   --------------
                           -------------   ------------   -------------   ------------   -------------   --------------

            ---------------------------------------------------- 71
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                             DIVIDEND      FIDELITY VIP
                            AND GROWTH    EQUITY-INCOME
                               FUND         PORTFOLIO
                           SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   --------------
OPERATIONS:
  Net investment
   income................   $    33,160     $    1,864
  Capital gains income...         8,141          6,635
  Net realized gain
   (loss) on security
   transactions..........            63         (1,856)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       117,405         70,207
                           ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       158,769         76,850
                           ------------   --------------
UNIT TRANSACTIONS:
  Purchases..............       250,584        213,483
  Net transfers..........     1,838,934      1,066,683
  Surrenders for benefit
   payments and fees.....       (49,049)       (28,144)
  Net loan activity......       --             --
  Cost of insurance......       (41,259)       (15,372)
                           ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,999,210      1,236,650
                           ------------   --------------
  Net increase (decrease)
   in net assets.........     2,157,979      1,313,500
NET ASSETS:
  Beginning of period....   $   122,526     $   58,996
                           ------------   --------------
  End of period..........   $ 2,280,505     $1,372,496
                           ------------   --------------
                           ------------   --------------

  *  From inception, August 3, 1998, to December 31, 1998

 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                  DIVIDEND      FIDELITY VIP
                                 AND GROWTH    EQUITY-INCOME
                                    FUND         PORTFOLIO
                                SUB-ACCOUNT     SUB-ACCOUNT
                                ------------   --------------
OPERATIONS:
  Net investment income.......   $     1,121     $       18
  Capital gains income........            30             91
  Net realized gain (loss) on
   security transactions......            12            782
  Net unrealized appreciation
   (depreciation) of
   investments during the
   period.....................         3,930          4,077
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   operations.................         5,093          4,968
                                ------------   --------------
UNIT TRANSACTIONS:
  Purchases...................        11,377          2,252
  Net transfers...............       109,235         54,175
  Surrenders for benefit
   payments and fees..........        (2,933)        (2,747)
  Cost of insurance...........        (1,314)          (708)
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   unit transactions..........       116,365         52,972
                                ------------   --------------
  Net increase (decrease) in
   net assets.................       121,458         57,940
NET ASSETS:
  Beginning of period.........   $     1,068     $    1,056
                                ------------   --------------
  End of period...............   $   122,526     $   58,996
                                ------------   --------------
                                ------------   --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ---------------------------------------------------- 72
              ----------------------------------------------------

                                           FIDELITY VIP
                           FIDELITY VIP         II            GROWTH       INTERNATIONAL       SMALL
                             OVERSEAS     ASSET MANAGER     AND INCOME       ADVISERS         COMPANY         MIDCAP
                            PORTFOLIO       PORTFOLIO          FUND            FUND            FUND            FUND
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT*    SUB-ACCOUNT*    SUB-ACCOUNT*    SUB-ACCOUNT*
                           ------------   --------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment
   income................    $    540        $  5,839         $   138         $--             $--             $--
  Capital gains income...       1,592          17,517          --              --              --              --
  Net realized gain
   (loss) on security
   transactions..........          89             (16)             21             308            (148)             19
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      44,647          15,814           4,692           4,361          12,462           8,178
                           ------------   --------------   -------------   -------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      46,868          39,154           4,851           4,669          12,314           8,197
                           ------------   --------------   -------------   -------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............     152,670          54,314           1,000           1,000          10,618           1,000
  Net transfers..........     770,437         134,602          37,221          75,134          62,509          80,559
  Surrenders for benefit
   payments and fees.....     (16,660)        (10,808)           (181)           (356)           (439)           (361)
  Net loan activity......      --             --               --              --              --              --
  Cost of insurance......     (19,327)         (5,833)            (73)            (89)           (195)           (246)
                           ------------   --------------   -------------   -------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     887,120         172,275          37,967          75,689          72,493          80,952
                           ------------   --------------   -------------   -------------   -------------   -------------
  Net increase (decrease)
   in net assets.........     933,988         211,429          42,818          80,358          84,807          89,149
NET ASSETS:
  Beginning of period....    $ 21,472        $177,277          --              --              --              --
                           ------------   --------------   -------------   -------------   -------------   -------------
  End of period..........    $955,460        $388,706         $42,818         $80,358         $84,807         $89,149
                           ------------   --------------   -------------   -------------   -------------   -------------
                           ------------   --------------   -------------   -------------   -------------   -------------

                                                FIDELITY VIP
                                FIDELITY VIP         II
                                  OVERSEAS     ASSET MANAGER
                                 PORTFOLIO       PORTFOLIO
                                SUB-ACCOUNT     SUB-ACCOUNT
                                ------------   --------------
OPERATIONS:
  Net investment income.......    $     38        $     37
  Capital gains income........         150              92
  Net realized gain (loss) on
   security transactions......          (6)        --
  Net unrealized appreciation
   (depreciation) of
   investments during the
   period.....................        (679)          1,822
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   operations.................        (497)          1,951
                                ------------   --------------
UNIT TRANSACTIONS:
  Purchases...................       1,594          10,283
  Net transfers...............      22,728         165,107
  Surrenders for benefit
   payments and fees..........      (1,120)           (735)
  Cost of insurance...........      (2,277)           (379)
                                ------------   --------------
  Net increase (decrease) in
   net assets resulting from
   unit transactions..........      20,925         174,276
                                ------------   --------------
  Net increase (decrease) in
   net assets.................      20,428         176,227
NET ASSETS:
  Beginning of period.........    $  1,044        $  1,050
                                ------------   --------------
  End of period...............    $ 21,472        $177,277
                                ------------   --------------
                                ------------   --------------

OPERATIONS:
  Net investment income.......
  Capital gains income........
  Net realized gain (loss) on
   security transactions......
  Net unrealized appreciation
   (depreciation) of
   investments during the
   period.....................
  Net increase (decrease) in
   net assets resulting from
   operations.................
UNIT TRANSACTIONS:
  Purchases...................
  Net transfers...............
  Surrenders for benefit
   payments and fees..........
  Cost of insurance...........
  Net increase (decrease) in
   net assets resulting from
   unit transactions..........
  Net increase (decrease) in
   net assets.................
NET ASSETS:
  Beginning of period.........
  End of period...............

            ---------------------------------------------------- 73
              ----------------------------------------------------

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE & ANNUITY INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1998

 1.  ORGANIZATION:

    Separate Account Variable Life Two (the Account) is a separate investment account within Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1998.

   c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

   a) DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE-- On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance with the terms of the contracts, are deducted through termination of units of interest from applicable contract owners' accounts.

______________________________________ 74 ______________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------
ASSET-BACKED SECURITIES -- 4.8%
$ 3,600,000  California Infrastructure Pacific Gas &
              Electric, Series 1997-1 Class A6
               6.32% due 09/25/05....................  $  3,701,988
  3,250,000  California Infrastructure Southern
              California Edison, Series 1997-1 Class
              A3
               6.17% due 03/25/03....................     3,295,597
 11,400,000  Chemical Master Credit Card Trust,
              Series 1996-1, Class A
               5.55% due 09/15/03....................    11,464,524
 15,000,000  Comed Transitional Funding Trust, Series
              1998-1 Class A5
               5.44% due 03/25/07....................    15,041,400
  5,175,000  DLJ Commercial Mortgage Corp., Series
              1998-CF1 Class B2
               7.33% due 01/15/10....................     4,885,924
  5,000,000  Premier Auto Trust, Series 1998-5 Class
              A2
               5.07% due 04/09/01....................     4,991,550
                                                       ------------
             Total asset-backed securities...........  $ 43,380,983
                                                       ------------
                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
  1,112,442  Oakwood Mortgage Investors, Inc., Series
              94-A, Class B1
               8.40% due 02/15/15....................  $  1,128,227
                                                       ------------
                                                       ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.7%
  6,341,441  Capital Lease Funding Securitization,
              Series 1997-CTL1, Class A1
               7.42% due 06/22/24....................  $  6,541,592
                                                       ------------
                                                       ------------
CORPORATE NOTES -- 52.7%
             COLLEGES -- 1.2%
  5,500,000  Massachusetts Institute of Technology
               7.25% due 04/02/2096..................  $  6,449,432
  3,500,000  Yale University
               7.375% due 04/15/2096.................     4,101,779
                                                       ------------
                                                         10,551,211
                                                       ------------
             COMMUNICATIONS EQUIPMENT -- 0.1%
    400,000  Jones Intercable, Inc.
               9.625% due 03/15/02...................       430,000
    900,000  Jones Intercable, Inc.
               7.625% due 04/15/08...................       927,000
                                                       ------------
                                                          1,357,000
                                                       ------------
             ENERGY & SERVICES -- 4.5%
  8,250,000  Amoco Company
               6.00% due 06/09/08....................     8,561,850
  2,400,000  Enterprise Oil PLC
               6.70% due 09/15/07....................     2,384,124
  6,500,000  Enterprise Oil PLC
               6.50% due 05/01/05....................     6,529,360
  1,200,000  Gulf Canada Resources Ltd.
               8.375% due 11/15/05...................     1,182,000
  1,000,000  Gulf Canada Resources Ltd.
               8.25% due 03/15/17....................       993,810
  4,300,000  Occidental Petroleum Corp.
               7.375% due 11/15/08...................     4,412,926
  2,000,000  R & B Falcon Corp.
               7.375% due 04/15/18...................     1,622,644

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

CORPORATE NOTES -- (CONTINUED)
           ENERGY & SERVICES -- (CONTINUED)

$ 1,750,000  R & B Falcon Corp.
               9.50% due 12/15/08....................  $  1,747,812
  6,850,000  Tenneco, Inc.
               8.20% due 11/15/99....................     6,982,622
  1,000,000  Tesoro Petroleum Corp.
               9.00% due 07/01/08....................       970,000
  2,850,000  Tuboscope, Inc.
               7.50% due 02/15/08....................     2,593,500
  2,500,000  Union Oil Co. of California
               9.375% due 02/15/11...................     3,082,450
                                                       ------------
                                                         41,063,098
                                                       ------------
             FINANCIAL SERVICES -- 16.2%
  1,765,000  Allstate Corp.
               6.75% due 05/15/18....................     1,838,342
  7,500,000  Amvescap PLC
               6.60% due 05/15/05....................     7,513,597
  5,100,000  Associates Corporation of North America
               5.75% due 11/01/03....................     5,136,429
  6,500,000  Bank of New York Co., Inc. (The)
               7.625% due 07/15/02...................     6,946,550
  3,750,000  BankBoston Corp.
               7.00% due 09/15/07....................     3,911,058
  7,000,000  Bayerische Landesbank (NY)
               6.20% due 02/09/06....................     7,134,344
  3,000,000  Chase Manhattan Corp.
               7.75% due 11/01/99....................     3,059,421
  4,450,000  CIT Group, Inc.
               5.57% due 12/08/03....................     4,416,344
  4,500,000  Conseco, Inc.
               7.875% due 12/15/00...................     4,462,668
  3,000,000  Dime Bancorp, Inc.
               10.5% due 11/15/05....................     3,150,000
  5,000,000  Duke Realty LP
               7.25% due 09/22/02....................     5,038,125
  3,700,000  Equity Residential Properties Trust
               7.125% due 10/15/17...................     3,429,504
  3,800,000  General Motors Acceptance Corp.
               5.507% due 08/18/03...................     3,764,071
  4,000,000  General Motors Acceptance Corp.
               5.875% due 01/12/99...................     4,000,068
  1,000,000  General Motors Acceptance Corp. Medium
              Term Note
               6.55% due 11/17/03....................     1,039,806
    600,000  HMH Properties
               7.875% due 08/01/05...................       585,000
  7,900,000  Interamer Development Bank
               8.875% due 06/01/09...................    10,089,287
  6,000,000  KFW International Finance, Inc.
               9.50% due 12/15/00....................     6,494,589
 10,900,000  Landeskreditbank Baden-Wurttemberg
               7.625% due 02/01/23...................    12,661,549
  3,000,000  Lehman Brothers, Inc.
               10.00% due 05/15/99...................     3,042,123
 11,750,000  Massachusetts Mutual Life Insurance Co.
               7.625% due 11/15/23...................    12,994,395
 14,560,000  NationsBank Corp
               7.00% due 09/15/01....................    15,123,122

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

CORPORATE NOTES -- (CONTINUED)
           FINANCIAL SERVICES -- (CONTINUED)

$ 2,750,000  Phoenix Home Life Insurance Co.
               6.95% due 12/01/06....................  $  2,827,374
  1,000,000  Swiss Bank Corporation (NY)
               7.375% due 06/15/17...................     1,060,717
  4,300,000  Trenwick Group, Inc.
               6.70% due 04/01/03....................     4,405,943
  1,750,000  Wachovia Corp.
               5.625% due 12/15/08...................     1,739,528
  7,150,000  Wachovia Corp.
               6.25% due 08/01/08....................     7,429,350
  3,000,000  Westinghouse Credit Corp.
               8.875% due 06/14/14...................     3,306,315
                                                       ------------
                                                        146,599,619
                                                       ------------
             FOOD, BEVERAGE & TOBACCO -- 2.0%
    100,000  Keebler Corp.
               10.75% due 07/01/06...................       111,500
  1,350,000  Nabisco (RJR) Holdings Corp.
               8.50% due 07/01/07....................     1,332,641
  7,400,000  Ralcorp Holdings, Inc.
               8.75% due 09/15/04....................     8,592,724
  8,325,000  Seagram (J) & Sons, Inc.
               6.25% due 12/15/01....................     8,312,287
                                                       ------------
                                                         18,349,152
                                                       ------------
             FUNERAL/CEMETERY SERVICES -- 0.5%
  5,500,000  Loewen Group International, Inc.
               7.60% due 06/01/08....................     4,427,500
                                                       ------------
             HEALTH CARE -- 1.0%
  1,675,000  Columbia Healthcare
               7.50% due 12/15/23....................     1,501,325
  2,250,000  Columbia/HCA Healthcare Corp.
               7.50% due 11/15/95....................     1,958,514
  4,600,000  Tenet Healthcare Corp.
               7.625% due 06/01/08...................     4,779,133
                                                       ------------
                                                          8,238,972
                                                       ------------
             HOME BUILDING -- 0.5%
  2,800,000  U.S. Home Corp.
               8.250% due 08/15/04...................     2,807,000
  1,390,000  U.S. Home Corp.
               7.95% due 03/01/01....................     1,431,666
                                                       ------------
                                                          4,238,666
                                                       ------------
             HOTELS & GAMING -- 1.6%
    990,000  Circus Circus Enterprises, Inc.
               7.625% due 07/15/13...................       888,161
  1,000,000  Harrah's Operating Co., Inc.
               7.875% due 12/15/05...................     1,011,080
  3,100,000  La Quinta Motor Inns
               7.25% due 03/15/04....................     2,857,626
    400,000  MGM Grand, Inc.
               6.875% due 02/06/08...................       373,637
  1,800,000  Park Place Entertainment Corp.
               7.875% due 12/15/05...................     1,802,250
  8,158,000  Starwood Hotels & Resorts
               7.375% due 11/15/15...................     7,225,197
                                                       ------------
                                                         14,157,951
                                                       ------------
 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

             INDUSTRIAL -- 3.2%
$   800,000  Agriculture Minerals and Chemicals Co.
               10.75% due 09/30/03...................  $    812,000
  2,250,000  Allied Waste Industries, Inc.
               7.625% due 01/01/06...................     2,261,250
  1,560,000  Arco Chemical Co.
               9.80% due 02/01/20....................     1,570,202
  2,500,000  Bausch & Lomb, Inc.
               7.125% due 08/01/28...................     2,484,702
    500,000  Borden Chemical, Inc.
               9.50% due 05/01/05....................       415,000
  2,550,000  Domtar, Inc.
               9.50% due 08/01/16....................     2,626,500
  5,700,000  du Pont (E.I.) de Nemours & Co.
               6.75% due 09/01/07....................     6,237,145
  6,200,000  Placer Dome, Inc.
               7.125% due 06/15/07...................     5,903,919
  1,750,000  Protection One Alarm
               8.125% due 01/15/09...................     1,750,000
  3,750,000  Raytheon Co.
               6.15% due 11/01/08....................     3,823,511
  1,225,000  Terra Industries, Inc.
               10.50% due 06/15/05...................     1,261,750
                                                       ------------
                                                         29,145,979
                                                       ------------
             MANFACTURING -- 0.1%
  1,250,000  AGCO Corp.
               8.50% due 03/15/06....................     1,212,500
                                                       ------------
             MEDIA & SERVICES -- 3.2%
  1,000,000  Continental Cablevision, Inc.
               9.50% due 08/01/13....................     1,190,666
  2,000,000  Hollinger International Publishing
               8.625% due 03/15/05...................     2,110,000
  1,000,000  Lenfest Communications, Inc.
               8.375% due 11/01/05...................     1,080,000
  6,500,000  News America Holdings
               7.70% due 10/30/25....................     6,983,132
    865,000  News America, Inc.
               7.30% due 04/30/28....................       889,385
    900,000  Qwest Communications International, Inc.
               7.25% due 11/01/08....................       918,000
  3,019,000  Time Warner Enterprises, Inc.
               8.875% due 10/01/12...................     3,725,125
  6,000,000  Time Warner, Inc.
               6.625% due 05/15/29...................     6,098,484
  5,900,000  Turner Broadcasting System, Inc.
               7.40% due 02/01/04....................     6,310,398
                                                       ------------
                                                         29,305,190
                                                       ------------
             PACKAGING & CONTAINERS -- 0.1%
  1,000,000  Owens-Illinois, Inc.
               8.10% due 05/15/07....................     1,068,886
                                                       ------------
             RETAIL -- 4.1%
  6,000,000  Fred Meyer, Inc.
               7.375% due 03/01/05...................     6,353,394
    750,000  KMart Corp.
               7.75% due 10/01/12....................       769,011
  4,000,000  KMart Corp.
               12.50% due 03/01/05...................     5,006,380

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

CORPORATE NOTES -- (CONTINUED)
           RETAIL -- (CONTINUED)

$ 5,000,000  KMart Corp.
               8.96% due 12/10/19....................  $  5,222,300
  6,500,000  Kroger Co. (The)
               7.00% due 05/01/18....................     6,650,059
  1,300,000  Safeway, Inc.
               6.50% due 11/15/08....................     1,347,400
  2,250,000  Saks, Inc.
               7.25% due 12/01/04....................     2,267,433
  8,585,000  Stop & Shop Companies, Inc.
               9.75% due 02/01/02....................     9,528,869
                                                       ------------
                                                         37,144,846
                                                       ------------
             SHIPBUILDING -- 0.2%
  2,000,000  Newport News Shipbuilding
               8.625% due 12/01/06...................     2,112,500
                                                       ------------
             TELECOMMUNICATIONS -- 1.3%
    400,000  Rogers Cablesystems, Inc.
               10.125% due 09/01/12..................       440,000
    115,000  Rogers Cablesystems, Inc.
               9.625% due 08/01/02...................       124,200
  1,350,000  Rogers Cantel Mobile, Inc.
               8.30% due 10/01/07....................     1,356,750
  1,650,000  Rogers Cantel Mobile, Inc.
               9.75% due 06/01/16....................     1,765,500
  7,000,000  Tele-Communications, Inc.
               6.58% due 02/15/05....................     7,942,949
                                                       ------------
                                                         11,629,399
                                                       ------------
             TEXTILE -- 0.2%
  1,920,000  Westpoint Stevens, Inc.
               7.875% due 06/15/08...................     1,951,200
                                                       ------------
             TRANSPORTATION -- 4.9%
    400,000  AMR Corp.
               10.00% due 03/07/01...................       432,078
  4,430,000  Continental Airlines, Inc.
               9.50% due 12/15/01....................     4,629,350
 13,820,428  Continental Airlines, Inc.
               7.461% due 04/01/13...................    14,442,899
  1,800,000  CSC Holdings, Inc.
               7.625% due 07/15/18...................     1,765,080
  1,750,000  CSC Holdings, Inc.
               7.25% due 07/15/08....................     1,748,775
    500,000  CSC Holdings, Inc.
               9.875% due 02/15/13...................       560,000
  4,000,000  CSX Corp.
               7.25% due 05/01/04....................     4,262,884
  1,100,000  Interpool, Inc.
               7.35% due 08/01/07....................     1,047,429
  4,644,498  U.S. Air Inc., Series -- Class A
               6.76% due 04/15/08....................     4,770,503
  8,900,000  United Air Lines, Inc. -- Class A
               9.75% due 08/15/21....................    10,863,945
                                                       ------------
                                                         44,522,943
                                                       ------------
             UTILITIES -- 7.8%
  3,000,000  Bell Telephone Co. of Pennsylvania
               8.35% due 12/15/30....................     3,840,540
 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

           UTILITIES -- (CONTINUED)

$ 1,400,000  Calpine Corp.
               7.875% due 04/01/08...................  $  1,407,000
  1,500,000  Chesapeake & Potomac Telephone Co.
               8.30% due 08/01/31....................     1,920,715
  1,750,000  Cleveland Electric Illuminating Co.
               7.13% due 07/01/07....................     1,874,239
  1,341,000  El Paso Electric Co.
               9.40% due 05/01/11....................     1,552,207
  4,500,000  El Paso Electric Co.
               8.90% due 02/01/06....................     5,118,750
  3,787,000  GTE Northwest, Inc.
               5.55% due 10/15/08....................     3,794,642
  7,250,000  Illinois Power Co.
               6.25% due 07/15/02....................     7,379,434
  6,850,000  Niagara Mohawk Power Corp.
               7.25% due 10/01/02....................     7,017,023
  1,100,000  Niagara Mohawk Power Corp.
               7.375% due 07/01/03...................     1,130,483
 13,150,000  PacifiCorp
               6.375% due 05/15/08...................    13,693,292
  3,100,000  PacifiCorp
               6.12% due 01/15/06....................     3,178,085
  4,000,000  Public Service EI-IBC
               7.00% due 09/01/24....................     4,230,880
  7,000,000  Public Service EI-MBIA
               6.75% due 01/01/16....................     7,460,131
  1,400,000  Public Service Electric & Gas Co.,
              MBIA-Insured
               6.75% due 01/01/16....................     1,492,026
  4,500,000  Worldcom, Inc.
               6.125% due 08/15/01...................     4,575,415
  1,100,000  Worldcom, Inc.
               8.875% due 01/15/06...................     1,198,314
                                                       ------------
                                                         70,863,176
                                                       ------------
             Total corporate notes...................  $477,939,788
                                                       ------------
                                                       ------------
ENHANCED EQUIPMENT TRUST CERTIFICATES -- 0.3%
  2,344,001  Norwest Airlines Trust, Series 2
               11.30% due 06/21/14...................  $  2,913,968
                                                       ------------
                                                       ------------
FOREIGN/YANKEE BONDS & NOTES -- 3.7%
             FOREIGN GOVERNMENTS -- 3.7%
 12,545,000  Abbey National First Capital (Yankee)
               8.20% due 10/15/04....................  $ 14,035,835
  3,200,000  Province of Alberta
               4.875% due 10/29/03...................     3,161,056
  3,563,000  Province of Manitoba
               5.50% due 10/01/08....................     3,566,467
  5,600,000  Republic of Argentina
               11.00% due 12/04/05...................     5,568,472
  1,650,000  Republic of Colombia
               7.625% due 02/15/07...................     1,363,626
  2,000,000  Republic of Venezuela, discount Series A
               6.750% due 03/31/20...................     1,220,000
  2,000,000  Russian Federation (The)
               10.00% due 06/26/07...................       541,240

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
           FOREIGN GOVERNMENTS -- (CONTINUED)

$ 5,000,000  United Mexican States Discount Bond
               6.6171% due 12/31/19..................  $  4,050,000
                                                       ------------
             Total foreign/yankee bonds & notes......  $ 33,506,696
                                                       ------------
                                                       ------------
U.S. TREASURIES & FEDERAL AGENCIES -- 31.7%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION --
             7.6%
 55,824,867  6.00% due 07/01/12 - 10/01/28...........  $ 55,820,825
  6,128,510  6.50% due 10/01/12 - 09/01/28...........     6,195,915
  4,000,000    5.25% due 01/15/03....................     4,031,912
  2,909,344  FNMA Multifamily DUS
               6.480% due 12/01/05...................     3,035,587
                                                       ------------
                                                         69,084,239
                                                       ------------
             U.S. TREASURY BONDS -- 16.9%
  2,750,000  5.25% due 11/15/28......................     2,818,750
  4,300,000  5.50% due 08/15/28......................     4,506,937
  1,000,000  6.00% due 02/15/26......................     1,091,250
  6,525,000  6.125% due 11/15/27.....................     7,308,000
  9,390,000  6.375% due 08/15/27.....................    10,798,500
  8,060,000  6.50% due 11/15/26......................     9,379,825
 13,155,000  6.625% due 02/15/27.....................    15,559,905
    692,000  6.75% due 08/15/26......................       829,319
 25,690,000  6.875% due 08/15/25.....................    31,165,181
  9,970,000  7.50% due 11/15/16 - 11/15/24...........    12,686,076
 10,600,000  7.625% due 02/15/25.....................    13,955,567
 26,975,000  8.125% due 08/15/19.....................    36,070,646
  5,100,000  8.75% due 05/15/17......................     7,101,750
                                                       ------------
                                                        153,271,706
                                                       ------------
             U.S. TREASURY INFLATION-INDEXED
             SECURITIES -- 4.4%
  6,168,641  3.375% due 01/15/07.....................     6,153,816
 33,973,223  3.625% due 07/15/02 - 04/15/28..........    33,750,351
                                                       ------------
                                                         39,904,167
                                                       ------------
             U.S. TREASURY NOTES -- 2.8%
  2,600,000  4.75% due 11/15/08......................     2,620,313
  1,470,000  6.50% due 08/15/05 - 10/15/06...........     1,626,412
  3,460,000  6.875% due 05/15/06.....................     3,910,882
 15,445,000  7.00% due 07/15/06......................    17,587,993
                                                       ------------
                                                         25,745,600
                                                       ------------
             Total U.S. treasuries & federal
             agencies................................  $288,005,712
                                                       ------------
                                                       ------------
SHORT-TERM SECURITIES -- 4.5%
             COMMERCIAL PAPER -- 4.3%
  8,000,000  Airtouch Communications, Inc.
               6.05% due 01/04/99....................  $  7,995,966
  7,000,000  CSX Corp.
               6.18% due 01/20/99....................     6,977,168
  8,000,000  ICI Wilimington, Inc.
               6.15% due 01/04/99....................     7,995,900
  8,000,000  Litton Industries
               6.10% due 01/11/99....................     7,986,444
 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

SHORT-TERM SECURITIES -- (CONTINUED)
           COMMERCIAL PAPER -- (CONTINUED)

$ 8,000,000  Norfolk Southern Corp.
               6.20% due 01/12/99....................  $  7,984,844
                                                       ------------
                                                         38,940,322
                                                       ------------
             REPURCHASE AGREEMENT -- 0.2%
  1,682,000  Interest in $121,902,000 joint
             repurchase agreement dated 12/31/98 with
             State Street Bank 4.750% due 01/04/99;
             maturity amount $1,682,888
             (Collateralized by $121,902,000 U.S.
             Treasury Bonds 8.125% due 05/15/21).....     1,682,000
                                                       ------------
             Total short-term securities.............  $ 40,622,322
                                                       ------------
                                                       ------------

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
 $42,491,722)...........................    4.8% $ 43,380,983
Total collateralized mortgage
 obligations (cost $1,109,834)..........    0.1     1,128,227
Total commercial mortgage-backed
 securities (cost $6,465,129)...........    0.7     6,541,592
Total corporate notes (cost
 $463,121,576)..........................   52.7   477,939,788
Total enhanced equipment trust
 certificates (cost $2,892,045).........    0.3     2,913,968
Total foreign/yankee bonds & notes (cost
 $34,837,531)...........................    3.7    33,506,696
Total U.S. treasuries & federal agencies
 (cost $279,401,277)....................   31.7   288,005,712
Total short-term securities (cost
 $40,622,322)...........................    4.5    40,622,322
                                          -----  ------------
Total investment in securities (total
 cost $870,941,436).....................   98.5   894,039,288
Cash, receivables and other assets......    1.5    13,740,215
Payable for Fund shares redeemed........   (0.0)       (9,710)
Payable for dividends...................   (0.0)          (16)
Other liabilities.......................   (0.0)       (4,358)
                                          -----  ------------
Net assets..............................  100.0% $907,765,419
                                          -----  ------------
                                          -----  ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 1,500,000,000 shares; outstanding
 840,360,327 shares...............................  $ 84,036,033
Capital surplus...................................   794,273,665
Accumulated undistributed net investment income...       601,032
Accumulated undistributed net realized gain on
 investments......................................     5,756,837
Unrealized appreciation of investments............    23,097,852
                                                    ------------
Net assets........................................  $907,765,419
                                                    ------------
                                                    ------------

Class IA
Net asset value per share ($902,480,438
  DIVIDED BY 835,116,005 shares outstanding)......  $1.08
                                                    -----
                                                    -----
Class IB
Net asset value per share ($5,284,981  DIVIDED BY
 5,244,322 shares outstanding)....................  $1.01
                                                    -----
                                                    -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 95.6%
              AEROSPACE & DEFENSE -- 1.2%
   2,000,000  AlliedSignal, Inc.......................  $   88,625,000
                                                        --------------
              COMMUNICATIONS EQUIPMENT -- 3.2%
  *1,612,500  Cisco Systems, Inc......................     149,660,156
     700,000  Lucent Technologies, Inc................      77,000,000
                                                        --------------
                                                           226,660,156
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 5.9%
   1,600,000  Compaq Computer Corporation.............      67,100,000
  *1,018,600  EMC Corporation.........................      86,581,000
     800,000  International Business Machines Corp....     147,800,000
   1,050,000  Xerox Corporation.......................     123,900,000
                                                        --------------
                                                           425,381,000
                                                        --------------
              CONSUMER NON-DURABLES -- 5.0%
     495,000  Colgate-Palmolive Company...............      45,973,125
     450,000  Estee Lauder Companies - Class A........      38,475,000
   1,450,000  Gillette Company (The)..................      70,053,125
   1,445,000  Kimberly-Clark Corporation..............      78,752,500
   1,400,000  Proctor & Gamble Co.....................     127,837,500
                                                        --------------
                                                           361,091,250
                                                        --------------
              CONSUMER SERVICES -- 1.3%
    *374,548  Autotote Corporation....................         702,278
     900,000  Eastman Kodak Company...................      64,800,000
  *2,020,000  Mirage Resorts, Inc.....................      30,173,750
                                                        --------------
                                                            95,676,028
                                                        --------------
              ELECTRONICS -- 5.9%
    *550,000  Altera Corporation......................      33,481,250
    *935,000  Analog Devices, Inc.....................      29,335,625
   2,200,000  General Electric Company................     224,537,500
   1,120,000  Intel Corporation.......................     132,790,000
                                                        --------------
                                                           420,144,375
                                                        --------------
              ENERGY & SERVICES -- 6.1%
     800,000  Amoco Corporation.......................      48,300,000
     100,000  Anadarko Petroleum Corporation..........       3,087,500
     700,000  Chevron Corporation.....................      58,056,250
   1,550,000  Exxon Corporation.......................     113,343,750
   2,050,000  Royal Dutch Petroleum...................      98,143,750
     556,100  Santa Fe International Corporation......       8,132,962
   1,550,000  Schlumberger Ltd........................      71,493,750
   1,375,000  Unocal Corporation......................      40,132,812
                                                        --------------
                                                           440,690,774
                                                        --------------
              FINANCIAL SERVICES -- 15.4%
     720,000  Ace Ltd.................................      24,795,000
   1,075,000  American International Group, Inc.......     103,871,875
   3,777,000  Associates First Capital Corporation....     160,050,375
   1,393,440  BankAmerica Corp........................      83,780,580
   3,930,000  Citigroup, Inc..........................     194,535,000
   1,000,000  First Union Corporation.................      60,812,500
   1,600,000  Franklin Resources, Corp................      51,200,000
   2,150,000  Marsh & McLennon Companies, Inc.........     125,640,625
     338,200  Mellon Bank Corporation.................      23,251,250
   1,950,000  Merrill Lynch & Co., Inc................     130,162,500
   1,350,000  State Street Corporation................      93,909,375

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            FINANCIAL SERVICES -- (CONTINUED)

   1,500,000  U.S. Bancorp............................  $   53,250,000
                                                        --------------
                                                         1,105,259,080
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 2.7%
   2,300,000  Philip Morris Co., Inc..................     123,050,000
     850,000  Unilever United States Inc..............      70,496,875
                                                        --------------
                                                           193,546,875
                                                        --------------
              HEALTH CARE -- 15.8%
   2,240,000  Abbott Laboratories.....................     109,760,000
   2,300,000  American Home Products Corporation......     129,518,750
   1,450,000  Baxter International, Inc...............      93,253,125
  *1,232,100  Boston Scientific Corporation...........      33,035,681
   3,300,000  Columbia/HCA Healthcare Corporation.....      81,675,000
   1,200,000  Johnson & Johnson.......................     100,650,000
     870,000  Merck & Co., Inc........................     128,488,125
     750,000  Perkin-Elmer Corporation................      73,171,875
     500,000  Pfizer, Inc.............................      62,718,750
   1,800,000  Pharmacia & Upjohn, Inc.................     101,925,000
   1,827,600  Service Corporation International.......      69,563,025
   1,302,350  ServiceMaster Company (The).............      28,733,096
     750,000  SmithKline Beecham PLC ADR..............      52,125,000
     960,000  Warner-Lambert Company..................      72,180,000
                                                        --------------
                                                         1,136,797,427
                                                        --------------
              INDUSTRIAL MATERIALS -- 2.9%
     850,000  Aluminum Company of America.............      63,378,125
     550,000  Dow Chemical Company....................      50,015,625
   1,250,000  du Pont (E.I.) de Nemours & Company.....      66,328,125
     100,000  Praxair, Inc............................       3,525,000
    *200,000  Sealed Air Corporation..................      10,212,500
     250,000  Weyerhaeuser Company....................      12,703,125
                                                        --------------
                                                           206,162,500
                                                        --------------
              MANUFACTURING -- 0.9%
     900,000  Tyco International, Ltd.................      67,893,750
                                                        --------------
              MEDIA & SERVICES -- 4.8%
  *1,100,000  AirTouch Communications, Inc............      79,337,500
  *1,100,000  CBS Corporation.........................      36,025,000
   2,388,900  Gannett Co., Inc........................     158,115,319
   2,300,000  Walt Disney Company (The)...............      69,000,000
                                                        --------------
                                                           342,477,819
                                                        --------------
              REAL ESTATE -- 0.1%
      *6,150  Security Capital Group, Inc.............       4,059,000
                                                        --------------
              RETAIL -- 10.5%
   2,046,000  CVS Corporation.........................     112,530,000
   1,575,000  Gap, Inc. (The).........................      88,593,750
   2,505,000  Home Depot, Inc. (The)..................     153,274,688
   1,675,000  McDonald's Corporation..................     128,346,875
     790,000  Staples, Inc............................      34,513,125
   2,600,000  Wal-Mart Stores, Inc....................     211,737,500
     450,000  Walgreen Co.............................      26,353,125
                                                        --------------
                                                           755,349,063
                                                        --------------
              SOFTWARE & SERVICES -- 5.0%
     915,500  Automatic Data Processing, Inc..........      73,411,656
    *900,000  Computer Sciences Corp..................      57,993,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)

   1,600,000  First Data Corporation..................  $   50,700,000
  *1,300,000  Microsoft Corporation...................     180,293,750
                                                        --------------
                                                           362,399,156
                                                        --------------
              TRANSPORTATION -- 2.5%
  *1,150,000  AMR Corporation.........................      68,281,250
   3,375,000  Southwest Airlines Co...................      75,726,563
     750,000  Union Pacific Corporation...............      33,796,875
                                                        --------------
                                                           177,804,688
                                                        --------------
              UTILITIES -- 6.4%
   2,200,000  Bell Atlantic Corporation...............     124,987,500
   2,471,950  MCI WorldCom, Inc.......................     177,362,413
   3,000,000  SBC Communications, Inc.................     160,875,000
                                                        --------------
                                                           463,224,913
                                                        --------------
              Total common stocks.....................  $6,873,242,854
                                                        --------------
                                                        --------------
PREFERRED STOCKS -- 0.1%
              MANUFACTURING -- 0.1%
     203,500  Monsanto Company........................  $    9,971,500
                                                        --------------
                                                        --------------

 PRINCIPAL
   AMOUNT
------------
SHORT-TERM SECURITIES -- 4.2%
              REPURCHASE AGREEMENT
$300,887,000  Interest in $1,162,198,000 joint          $  300,887,000
              repurchase agreement dated 12/31/98 with
              State Street Bank 4.773% due 01/04/99;
              maturity amount $301,046,570
              (Collateralized by $469,031,000 U.S.
              Treasury Notes 4.00% - 7.775% due
              10/31/99 - 02/15/07, $278,664,000 U.S.
              Treasury Bonds 7.875% - 12.75% due
              11/15/10 - 02/15/21, $414,503,000 U.S.
              Treasury Strips (principal) 0.00% due
              02/15/19 - 08/15/21)....................
                                                        --------------
                                                        --------------

                                                     MARKET
                                                     VALUE
                                                 --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $4,384,136,128)........................   95.6% $6,873,242,854
Total preferred stocks (cost
 $8,140,000)............................    0.1       9,971,500
Total short-term securities (cost
 $300,887,000)..........................    4.2     300,887,000
                                          -----  --------------
Total investment in securities
 (total cost $4,693,163,128)............   99.9   7,184,101,354
Cash, receivables and other assets......    0.1       9,251,591
Payable for Fund shares redeemed........   (0.0)       (108,028)
Other liabilities.......................   (0.0)        (31,747)
                                          -----  --------------
Net assets..............................  100.0% $7,193,213,170
                                          -----  --------------
                                          -----  --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 2,000,000,000 shares; outstanding
 1,103,931,497 shares.............................  $  110,393,150
Capital surplus...................................   3,982,565,368
Accumulated undistributed net investment income...       2,530,584
Accumulated undistributed net realized gain on
 investments......................................     606,785,842
Unrealized appreciation of investments............   2,490,938,226
                                                    --------------
Net assets........................................  $7,193,213,170
                                                    --------------
                                                    --------------

Class IA
Net asset value per share ($7,183,046,178
  DIVIDED BY 1,094,698,597 shares outstanding)....  $6.56
                                                    -----
                                                    -----
Class IB
Net asset value per share ($10,166,992
  DIVIDED BY 9,232,900 shares outstanding)........  $1.10
                                                    -----
                                                    -----

  *  Non-income producing during period

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
COMMERCIAL PAPER -- 64.2%
$20,000,000  Abbey National, North America
               4.83% due 03/15/99....................  $ 19,804,137
 10,000,000  Abbott Laboratories
               5.47% due 01/07/99....................     9,990,883
 10,000,000  Air Products & Chemicals
               5.19% due 03/22/99....................     9,884,666
 19,000,000  Bass Finance Ltd.
               5.20% due 01/19/99....................    18,950,600
  5,000,000  Bradford & Bingley
               5.10% due 01/04/99....................     4,997,875
 20,000,000  Bradford & Bingley
               5.21% due 01/04/99....................    19,991,316
 10,000,000  Cafco
               5.21% due 01/11/99....................     9,985,527
 10,000,000  Cafco
               5.13% due 03/02/99....................     9,914,500
 10,000,000  Caterpillar Financial Services
               5.28% due 01/05/99....................     9,994,133
 10,000,000  Caterpillar Financial Services
               5.42% due 02/22/99....................     9,921,711
 10,000,000  Ciesco L.P.
               5.15% due 01/19/99....................     9,974,250
 10,000,000  Ciesco L.P.
               5.28% due 01/25/99....................     9,964,800
 20,000,000  Coca-Cola Co.
               4.98% due 03/01/99....................    19,836,766
  9,600,000  Colgate-Palmolive Co.
               5.05% due 03/12/99....................     9,505,733
 10,000,000  Colgate-Palmolive Co.
               5.00% due 04/06/99....................     9,868,055
 10,000,000  Daimler Benz N.A.
               4.98% due 03/17/99....................     9,896,250
  9,250,000  Daimler Benz N.A.
               5.42% due 02/25/99....................     9,173,404
 10,000,000  du Pont (E.I.) de Nemours & Company
               4.97% due 03/08/99....................     9,908,883
 10,000,000  du Pont (E.I.) de Nemours & Company
               4.99% due 03/09/99....................     9,907,130
 10,000,000  Eaton Corp.
               5.25% due 05/25/99....................     9,790,000
 10,000,000  Finova Capital Corp.
               5.27% due 02/04/99....................     9,950,227
  5,000,000  Finova Capital Corp.
               5.27% due 02/17/99....................     4,965,598
  5,750,000  Finova Capital Corp.
               5.17% due 02/19/99....................     5,707,894
 10,000,000  Ford Motor Credit Corp.
               5.02% due 01/25/99....................     9,966,533
  5,000,000  General Electric Capital Corp.
               4.96% due 03/29/99....................     4,940,066
 10,000,000  General Electric Capital Corp.
               5.33% due 02/22/99....................     9,923,011
 10,000,000  General Electric Capital Corp.
               5.36% due 02/17/99....................     9,930,022
  5,000,000  General Motors Acceptance Corp.
               5.18% due 01/27/99....................     4,981,294

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------

$ 5,000,000  GTE Corporation
               5.25% due 02/03/99....................  $  4,975,937
  9,750,000  GTE Corporation
               5.43% due 02/11/99....................     9,689,704
  5,000,000  GTE Corporation
               5.55% due 01/22/99....................     4,983,812
 20,000,000  Halifax PLC
               5.20% due 03/09/99....................    19,806,444
 10,000,000  IBM Credit Corporation
               5.24% due 01/05/99....................     9,994,177
 10,000,000  Market Street Funding, Inc.
               5.42% due 02/04/99....................     9,948,811
 10,000,000  Merita Bank Ltd.
               5.11% due 01/25/99....................     9,965,933
 10,000,000  Morgan (J.P.) & Co.
               5.09% due 02/26/99....................     9,920,822
 15,000,000  Morgan (J.P.) & Co.
               4.82% due 03/30/99....................    14,823,266
 10,000,000  Morgan Stanley Group, Inc.
               5.35% due 02/02/99....................     9,952,444
  5,000,000  Morgan Stanley Group, Inc.
               5.20% due 03/24/99....................     4,940,777
  5,000,000  Motorola, Inc.
               5.00% due 03/09/99....................     4,953,472
 10,000,000  Motorola, Inc.
               5.04% due 02/25/99....................     9,923,000
  5,000,000  Motorola, Inc.
               5.14% due 01/28/99....................     4,980,725
 20,000,000  National Fuel Gas Co.
               5.35% due 02/17/99....................    19,860,305
 10,000,000  National Rural Utilities
               5.12% due 01/14/99....................     9,981,511
 10,000,000  National Rural Utilities
               4.85% due 02/23/99....................     9,928,597
  5,000,000  Penney (J.C.) Co.
               5.00% due 04/22/99....................     4,922,916
 10,000,000  Rubbermaid, Inc.
               5.10% due 02/08/99....................     9,946,166
 15,000,000  Rubbermaid, Inc.
               5.12% due 02/01/99....................    14,933,866
 10,000,000  Salomon Smith Barney Holdings, Inc.
               5.39% due 02/22/99....................     9,922,144
 10,000,000  Salomon Smith Barney Holdings, Inc.
               5.01% due 04/05/99....................     9,869,183
 10,000,000  Sharp Electronics Corp.
               5.55% due 01/12/99....................     9,983,041
 20,000,000  Toyota Motor Credit Corp.
               5.15% due 02/05/99....................    19,899,861
 12,000,000  Westpac Capital Corp.
               5.20% due 01/11/99....................    11,982,666
 10,000,000  Zeneca, Inc.
               5.07% due 01/19/99....................     9,974,650
                                                       ------------
             Total commercial paper..................  $561,689,494
                                                       ------------
                                                       ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
CORPORATE NOTES -- 24.7%
$10,000,000  Ab Spintab
               5.19% due 05/26/99....................  $  9,997,658
  8,000,000  Association Corporation of North America
               6.68% due 09/17/99....................     8,062,652
 20,000,000  CITGroup Holdings
               6.25% due 03/22/99....................    20,039,460
 10,000,000  Countrywide Home Loans
               5.472% due 10/29/99...................    10,000,000
 10,000,000  Countrywide Home Loans
               5.25% due 08/30/99....................    10,000,000
  4,250,000  Finova Capital Corp.
               6.05% due 10/08/99....................     4,274,216
 20,000,000  General Motors Corp.
               5.34% due 02/12/99....................    19,999,734
 20,000,000  Goldman Sachs Group L.P. (The)
               5.25% due 03/26/99....................    20,000,000
 20,000,000  Honda Motor Corp.
               5.27% due 04/08/99....................    19,998,773
 20,000,000  John Deere Capital Corp.
               5.25% due 02/09/99....................    19,998,717
 10,000,000  Key Bank N.A.
               5.18% due 08/20/99....................     9,999,880
 15,250,000  Lehman Brothers Holdings, Inc.
               5.25% due 01/13/99....................    15,250,000
 20,000,000  Merrill Lynch & Co., Inc.
               5.32% due 08/13/99....................    20,000,000
 19,250,000  PepsiCo, Inc.
               5.21% due 08/19/99....................    19,236,312
  9,250,000  USL Capital Corporation
               5.51% due 04/19/99....................     9,255,874
                                                       ------------
             Total corporate notes...................  $216,113,276
                                                       ------------
                                                       ------------
REPURCHASE AGREEMENT -- 12.5%
109,187,000    Interest in $121,902,000 joint          $109,187,000
               repurchase agreement dated 12/31/98
               with State Street Bank 4.750% due
               01/04/99; maturity amount $109,244,626
               (Collateralized by $121,902,000 U.S.
               Treasury Bonds 8.125% due 05/15/21)...
                                                       ------------
                                                       ------------

                                                    VALUE
                                                 ------------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
 $561,689,494)..........................   64.2% $561,689,494
Total corporate notes (cost
 $216,113,276)..........................   24.7   216,113,276
Total repurchase agreement (cost
 $109,187,000)..........................   12.5   109,187,000
                                          -----  ------------
Total investment in securities
 (total cost $886,989,770)..............  101.4   886,989,770
Cash, receivables and other assets......    0.2     2,048,517
Payable for Fund shares redeemed........   (1.6)  (14,368,303)
Payable for dividends...................   (0.0)       (1,091)
Other liabilities.......................   (0.0)       (3,843)
                                          -----  ------------
Net assets..............................  100.0% $874,665,050
                                          -----  ------------
                                          -----  ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 1,300,000,000 shares; outstanding
 874,665,050 shares...............................  $ 87,466,505
Capital surplus...................................   787,198,545
                                                    ------------
Net assets........................................  $874,665,050
                                                    ------------
                                                    ------------
Class IA
Shares of beneficial interest outstanding, $0.10
 par value (net assets $872,486,007)..............   872,486,007
                                                    ------------
                                                    ------------

Net asset value...................................  $1.00
                                                    -----
                                                    -----

Class IB
Shares of beneficial interest outstanding, $0.10
 par value (net assets $2,179,043)................     2,179,043
                                                    ------------
                                                    ------------

Net asset value...................................  $1.00
                                                    -----
                                                    -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

  PRINCIPAL                                                   MARKET
    AMOUNT                                                     VALUE
--------------                                            ---------------
ASSET-BACKED SECURITIES -- 0.3%
$   30,000,000  Aesop Funding II LLC Series 98-1** Class  $    29,996,100
                 A
                  6.14% due 05/20/06....................
                                                          ---------------
                                                          ---------------


    SHARES
--------------
COMMON STOCKS -- 60.8%
                AEROSPACE & DEFENSE -- 0.7%
     1,850,000  AlliedSignal, Inc.......................  $    81,978,139
                                                          ---------------
                COMMUNICATIONS
                EQUIPMENT -- 1.8%
    *1,500,000  Cisco Systems, Inc......................      139,218,750
       700,000  Lucent Technologies, Inc................       77,000,000
                                                          ---------------
                                                              216,218,750
                                                          ---------------
                COMPUTERS & OFFICE EQUIPMENT -- 4.0%
     1,500,000  Compaq Computer Corporation.............       62,906,250
    *1,100,000  EMC Corporation.........................       93,500,000
       920,000  International Business Machines               169,970,000
                 Corporation............................
     1,200,000  Xerox Corporation.......................      141,600,000
                                                          ---------------
                                                              467,976,250
                                                          ---------------
                CONSUMER NON-DURABLES -- 2.8%
       325,000  Colgate-Palmolive Company...............       30,184,375
       450,000  Estee Lauder Companies-Class A..........       38,475,000
     1,300,000  Gillette Company (The)..................       62,806,250
     1,450,000  Kimberly-Clark Corporation..............       79,025,000
     1,360,000  Proctor & Gamble Co.....................      124,185,000
                                                          ---------------
                                                              334,675,625
                                                          ---------------
                CONSUMER SERVICES -- 0.9%
      *561,821  Autotote Corporation....................        1,053,414
       950,000  Eastman Kodak Company...................       68,400,000
    *2,150,000  Mirage Resorts, Inc.....................       32,115,625
                                                          ---------------
                                                              101,569,039
                                                          ---------------
                ELECTRONICS -- 3.9%
       475,000  Altera Corporation......................       28,915,625
    *1,100,000  Analog Devices, Inc.....................       34,512,500
     2,350,000  General Electric Company................      239,846,875
     1,350,000  Intel Corporation.......................      160,059,375
                                                          ---------------
                                                              463,334,375
                                                          ---------------
                ENERGY & SERVICES -- 3.8%
       800,000  Amoco Corporation.......................       48,300,000
       100,000  Anadarko Petroleum Corporation..........        3,087,500
       800,000  Chevron Corporation.....................       66,350,000
     1,550,000  Exxon Corporation.......................      113,343,750
     2,050,000  Royal Dutch Petroleum...................       98,143,750
       550,000  Santa Fe International Corporation......        8,043,750
     1,470,000  Schlumberger Ltd........................       67,803,750
     1,375,000  Unocal Corporation......................       40,132,812
                                                          ---------------
                                                              445,205,312
                                                          ---------------
                FINANCIAL SERVICES -- 10.1%
     1,110,000  Ace Ltd.................................       38,225,625
     1,158,750  American International Group, Inc.......      111,964,218
     3,840,400  Associates First Capital Corporation....      162,736,950
                                                              MARKET
    SHARES                                                     VALUE
--------------                                            ---------------

COMMON STOCKS -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)

     1,568,440  BankAmerica Corp........................  $    94,302,455
     4,650,000  Citigroup, Inc..........................      230,175,000
     1,200,000  First Union Corporation.................       72,975,000
     1,600,000  Franklin Resources, Corp................       51,200,000
     2,295,000  Marsh & Mclennan Companies, Inc.........      134,114,062
       142,800  Mellon Bank Corporation.................        9,817,500
     2,000,000  Merrill Lynch & Co., Inc................      133,500,000
     1,450,000  State Street Corporation................      100,865,625
     1,645,000  U.S. Bancorp............................       58,397,500
                                                          ---------------
                                                            1,198,273,935
                                                          ---------------
                FOOD, BEVERAGE & TOBACCO -- 1.5%
     2,300,000  Philip Morris Co., Inc..................      123,050,000
       700,000  Unilever United States, Inc.............       58,056,250
                                                          ---------------
                                                              181,106,250
                                                          ---------------
                HEALTH CARE -- 10.4%
     2,600,000  Abbott Laboratories.....................      127,400,000
     2,700,000  American Home Products Corporation......      152,043,750
     1,500,000  Baxter International, Inc...............       96,468,750
    *1,432,000  Boston Scientific Corporation...........       38,395,500
     3,300,000  Columbia/HCA Healthcare Corporation.....       81,675,000
     1,370,000  Johnson & Johnson.......................      114,908,750
       900,000  Merck & Co., Inc........................      132,918,750
       750,000  Perkin-Elmer Corporation................       73,171,875
       550,000  Pfizer, Inc.............................       68,990,625
     2,100,000  Pharmacia & Upjohn, Inc.................      118,912,500
     1,780,300  Service Corporation International.......       67,762,668
     1,456,050  ServiceMaster Company (The).............       32,124,103
       850,000  SmithKline Beecham PLC ADR..............       59,075,000
       975,000  Warner-Lambert Company..................       73,307,812
                                                          ---------------
                                                            1,237,155,083
                                                          ---------------
                INDUSTRIAL MATERIALS -- 1.7%
       750,000  Aluminum Company of America.............       55,921,875
       500,000  Dow Chemical Company....................       45,468,750
     1,350,000  du Pont (E.I.) de Nemours & Company.....       71,634,375
       100,000  Praxair, Inc............................        3,525,000
      *200,000  Sealed Air Corporation..................       10,212,500
       250,000  Weyerhaeuser Company....................       12,703,125
                                                          ---------------
                                                              199,465,625
                                                          ---------------
                MANUFACTURING -- 0.6%
       900,000  Tyco International Ltd..................       67,893,750
                                                          ---------------
                MEDIA & SERVICES -- 3.0%
     1,100,000  AirTouch Communications, Inc............       79,337,500
     1,020,000  CBS Corporation.........................       33,405,000
     2,729,000  Gannett Co., Inc........................      180,625,687
     2,125,000  Walt Disney Company (The)...............       63,750,000
                                                          ---------------
                                                              357,118,187
                                                          ---------------
                REAL ESTATE -- 0.0%
        *6,150  Security Capital Group, Inc.............        4,059,000
                                                          ---------------
                RETAIL -- 6.6%
     2,519,600  CVS Corporation.........................      138,578,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

                                                              MARKET
    SHARES                                                     VALUE
--------------                                            ---------------

COMMON STOCKS -- (CONTINUED)
             RETAIL -- (CONTINUED)

     1,387,500  Gap, Inc. (The).........................  $    78,046,875
     2,700,000  Home Depot, Inc. (The)..................      165,206,250
     1,835,000  McDonald's Corporation..................      140,606,875
      *890,000  Staples, Inc............................       38,881,875
     2,380,700  Wal-Mart Stores, Inc....................      193,878,256
       500,000  Walgreen Co.............................       29,281,250
                                                          ---------------
                                                              784,479,381
                                                          ---------------
                SOFTWARE & SERVICES -- 3.2%
       898,200  Automatic Data Processing, Inc..........       72,024,412
    *1,000,000  Computer Sciences Corp..................       64,437,500
     1,650,000  First Data Corporation..................       52,284,375
    *1,350,000  Microsoft Corporation...................      187,228,125
                                                          ---------------
                                                              375,974,412
                                                          ---------------
                TRANSPORTATION -- 1.8%
    *1,250,000  AMR Corporation.........................       74,218,750
     4,162,500  Southwest Airlines Co...................       93,396,093
     1,030,000  Union Pacific Corporation...............       46,414,375
                                                          ---------------
                                                              214,029,218
                                                          ---------------
                UTILITIES -- 4.0%
     1,700,000  Bell Atlantic Corporation...............       96,581,250
    *2,471,950  MCI WorldCom, Inc.......................      177,362,412
     3,700,000  SBC Communications, Inc.................      198,412,500
                                                          ---------------
                                                              472,356,162
                                                          ---------------
                Total common stocks.....................  $ 7,202,868,493
                                                          ---------------
                                                          ---------------
CONVERTIBLE PREFERRED STOCKS -- 0.1%
                INDUSTRIAL MATERIALS -- 0.1%
       204,900  Monsanto Company........................  $    10,040,100
                                                          ---------------
                                                          ---------------

  PRINCIPAL
    AMOUNT
--------------
CORPORATE NOTES -- 12.0%
                COMPUTERS & OFFICE EQUIPMENT -- 0.2%
$   13,135,000  Honeywell, Inc.                           $    13,536,510
                  6.60% due 04/15/01....................
    11,645,000  International Business Machines Corp.          12,299,099
                  6.50% due 01/15/28....................
                                                          ---------------
                                                               25,835,609
                                                          ---------------
                CONSUMER DURABLES -- 0.6%
    35,000,000  Ford Motor Co.                                 36,010,835
                  6.625% due 10/01/28...................
    35,000,000  General Motors Corp.                           36,528,450
                  6.75% due 05/01/28....................
                                                          ---------------
                                                               72,539,285
                                                          ---------------
                FINANCIAL SERVICES -- 5.6%
    30,000,000  Allmerica Financial Corp.                      32,093,610
                  7.625% due 10/15/25...................
    26,485,000  Amerus Life Holdings                           26,653,947
                  6.95% due 06/15/05....................
    21,670,000  Amvescap PLC                                   21,709,287
                  6.60% due 05/15/05....................
  PRINCIPAL                                                   MARKET
    AMOUNT                                                     VALUE
--------------                                            ---------------

CORPORATE NOTES -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)

$   25,000,000  Associates Corp. N.A.                     $    25,402,200
                  6.00% due 07/15/05....................
    15,000,000  Associates Corp. N.A.                          15,505,905
                  6.50% due 10/15/02....................
    10,000,000  BankBoston Corp.                               10,148,360
                  6.625% due 02/01/04...................
    14,825,000  Banponce Corp.                                 15,044,424
                  6.75% due 12/15/05....................
    15,000,000  Bayerische Landesbank NY                       15,074,250
                  5.625% due 02/26/01...................
    10,000,000  Chase Manhattan Corp.                          10,795,780
                  8.50% due 02/15/02....................
    15,740,000  CIGNA Corp.                                    16,747,454
                  7.40% due 05/15/07....................
    30,000,000  Cincinnati Financial Group                     29,818,110
                  6.90% due 05/15/28....................
    20,000,000  CIT Group Holdings                             20,533,680
                  6.75% due 05/14/01....................
    20,000,000  Citicorp                                       20,049,720
                  5.625% due 02/15/01...................
    10,000,000  Citigroup, Inc.                                10,327,460
                  6.25% due 12/01/05....................
    24,000,000  Credit National Euro                           24,480,000
                  7.00% due 11/14/05....................
    10,000,000  Fairfax Financial Holdings                     10,548,300
                  7.75% due 12/15/03....................
    18,000,000  Finova Capital Corporation                     18,132,030
                  6.39% due 10/08/02....................
    12,000,000  First Interstate Bank                          12,364,152
                  9.00% due 11/15/04....................
    25,000,000  First Union National Bank                      24,946,800
                  5.80% due 12/01/08....................
    20,000,000  Fleet Financial Group                          20,891,380
                  6.875% due 01/15/28...................
    20,000,000  Heller Financial                               20,155,040
                  6.382% due 11/10/00...................
    15,000,000  Home Savings America                           15,097,125
                  6.00% due 11/01/00....................
    27,000,000  Jackson National Life Insurance Co.**          31,052,376
                  8.15% due 03/15/27....................
    11,400,000  Liberty Mutual Life Insurance Co.**            11,729,551
                  6.75% due 11/15/08....................
    30,000,000  Liberty Mutual Life Insurance Co.              34,062,060
                  8.20% due 05/04/07....................
    10,000,000  Lumbermens Mutual Casualty**                   12,070,940
                  9.15% due 07/01/26....................
    20,000,000  NationsBank Corp.                              22,932,140
                  7.80% due 09/15/16....................
    30,000,000  New England Mutual Life Insurance Co.**        32,222,940
                  7.875% due 02/15/24...................
    27,600,000  Torchmark Corp.                                30,706,883
                  8.25% due 08/15/09....................
    30,000,000  Toyota Motor Credit Corp.                      29,775,000
                  5.50% due 12/15/08....................
    25,000,000  Transamerica Financial                         25,105,350
                  6.125% due 11/01/01...................

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                                   MARKET
    AMOUNT                                                     VALUE
--------------                                            ---------------

CORPORATE NOTES -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)

$   10,000,000  Travelers/Aetna P&C, Inc.                 $    10,235,300
                  6.75% due 04/15/01....................
                                                          ---------------
                                                              656,411,554
                                                          ---------------
                FOOD, BEVERAGE & TOBACCO -- 0.3%
    30,000,000  Coca-Cola Enterprises                          31,133,370
                  6.75% due 09/15/28....................
                                                          ---------------
                HEALTH CARE -- 0.2%
    29,000,000  United Healthcare Corp.**                      29,198,795
                  6.60% due 12/01/03....................
                                                          ---------------
                HOME BUILDING -- 0.2%
    26,000,000  American Home Products                         29,091,140
                  7.25% due 03/01/23....................
                                                          ---------------
                INDUSTRIAL MATERIALS -- 3.4%
    30,000,000  Alcan Aluminum Ltd.                            30,031,830
                  7.25% due 11/01/28....................
    22,000,000  Becton Dickinson                               23,174,976
                  6.70% due 08/01/28....................
    25,000,000  Boise Cascade Office                           24,079,950
                  7.05% due 05/15/05....................
    18,000,000  Colgate-Palmolive                              18,117,414
                  5.58% due 11/06/08....................
    25,000,000  Computer Associates International              24,664,250
                  6.50% due 04/15/08....................
    30,000,000  Danaher Corp.                                  29,898,000
                  6.00% due 10/15/08....................
    30,000,000  Equitable Cos., Inc.                           30,844,620
                  7.00% due 04/01/28....................
    15,000,000  Husky Oil Ltd.                                 15,234,450
                  6.875% due 11/15/03...................
    20,000,000  ICI Wilmington                                 20,237,860
                  6.95% due 09/15/04....................
    25,000,000  Parker Hannifin Corp.                          24,958,750
                  5.65% due 09/15/03....................
     7,255,334  Postal Square LP                                9,290,382
                  8.95% due 06/15/22....................
    25,000,000  Praxair Inc                                    24,833,800
                  6.15% due 04/15/03....................
    30,000,000  Rockwell International Corp.                   31,243,740
                  6.70% due 01/15/28....................
    19,420,000  Scripps (E.W.) Company                         19,998,211
                  6.375% due 10/15/02...................
    15,710,000  U.S. West Cap Funding, Inc.                    16,779,945
                  6.875% due 07/15/28...................
    20,000,000  Williams Cos., Inc.                            20,288,300
                  6.50% due 11/15/02....................
    30,000,000  Worldcom, Inc.                                 31,093,440
                  6.40% due 08/15/05....................
    10,000,000  Zeneca Group PLC                               10,339,800
                  6.30% due 06/15/03....................
                                                          ---------------
                                                              405,109,718
                                                          ---------------
                MEDIA & SERVICES -- 0.1%
    10,400,000  Times Mirror Co.                               11,705,907
                  7.50% due 07/01/23....................
                                                          ---------------
  PRINCIPAL                                                   MARKET
    AMOUNT                                                     VALUE
--------------                                            ---------------

                REAL ESTATE -- 0.2%
$   20,000,000  Liberty Propert Trust (REIT)              $    19,087,260
                  7.25% due 08/15/07....................
                                                          ---------------
                RETAIL -- 0.4%
    20,200,000  Dayton Hudson Co                               20,490,981
                  5.875% due 11/01/08...................
    26,500,000  Penney (J.C.) & Company                        29,366,531
                  7.95% due 04/01/17....................
                                                          ---------------
                                                               49,857,512
                                                          ---------------
                TRANSPORTATION -- 0.4%
    23,700,000  Continental Airlines                           24,089,154
                  6.90% due 01/02/18....................
    20,000,000  Santiago Air 144A**                            19,850,000
                  6.95% due 07/01/12....................
                                                          ---------------
                                                               43,939,154
                                                          ---------------
                UTILITIES -- 0.4%
    10,000,000  Bellsouth Telecommunications                   10,474,900
                  6.375% due 06/01/28...................
    15,000,000  Hydro Quebec                                   15,957,750
                  7.375% due 02/01/03...................
    11,000,000  Pacific Gas & Electric Co.                     11,820,963
                  7.875% due 03/01/02...................
    10,000,000  Southern California Gas Co.                    10,197,830
                  5.75% due 11/15/03....................
                                                          ---------------
                                                               48,451,443
                                                          ---------------
                Total corporate notes...................  $ 1,422,360,747
                                                          ---------------
                                                          ---------------
FOREIGN GOVERNMENT BONDS -- 0.2%
    16,000,000  City of Naples, Italy                     $    16,954,400
                  7.52% due 07/15/06....................
                                                          ---------------
                                                          ---------------
MORTGAGE-BACKED SECURITIES -- 0.6%
    18,000,000  Asset Securitization Corp. Series 97-D4   $    19,574,100
                 Class A1D
                  7.49% due 04/14/29....................
    25,000,000  Chase Commercial Mortgage 97-A2                26,961,250
                  7.370% due 02/19/07...................
    28,500,000  Newcourt Receivable Asset Trust Series         28,971,390
                 97-1 Class A4
                  6.193% due 05/20/05...................
                                                          ---------------
                Total mortgage-backed securities........  $    75,506,740
                                                          ---------------
                                                          ---------------
MUNICIPAL BONDS -- 0.2%
     7,000,000  Miami Beach, Florida                      $     8,049,034
                  8.80% due 12/01/15....................
    16,635,000  Mount Sinai School of Medicine NY              17,304,758
                  6.00% due 07/01/03....................
                                                          ---------------
                Total municipal bonds...................  $    25,353,792
                                                          ---------------
                                                          ---------------
U.S. TREASURIES & FEDERAL AGENCIES -- 24.1%
                U.S. TREASURY BONDS -- 0.7%
    76,750,000    6.25% due 08/15/23....................  $    85,864,062
                                                          ---------------
                U.S. TREASURY NOTES -- 18.8%
 1,023,000,000    5.75% due 10/31/02 - 08/15/03.........    1,066,115,800
   280,000,000    5.785% due 11/15/05...................      298,725,000
   417,500,000    6.50% due 08/15/05 - 10/15/06.........      461,411,250

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

  PRINCIPAL                                                   MARKET
    AMOUNT                                                     VALUE
--------------                                            ---------------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
             U.S. TREASURY NOTES -- (CONTINUED)

$  207,000,000    7.25% due 05/15/04 - 08/15/04.........  $   232,404,116
   158,000,000    7.50% due 11/15/01....................      169,800,704
                                                          ---------------
                                                            2,228,456,870
                                                          ---------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                -- 4.1%
   250,391,534    6.00% due 06/15/24 - 11/15/28.........      248,100,011
   146,116,685    6.50% due 03/15/26 - 06/15/28.........      147,532,556
    90,402,350    7.00% due 11/15/23 - 11/15/24.........       92,535,129
     1,980,257    9.00% due 06/20/16 - 07/20/16.........        2,117,740
                                                          ---------------
                                                              490,285,436
                                                          ---------------
                U.S. GOVERNMENT
                AGENCIES -- 0.5%
                Tennesse Valley Authority
    50,000,000    6.00% due 03/15/13....................       52,654,800
                                                          ---------------
                Total U.S. treasuries & federal           $ 2,857,261,168
                 agencies...............................
                                                          ---------------
                                                          ---------------
SHORT-TERM SECURITIES -- 1.1%
                REPURCHASE AGREEMENT
   129,040,000  Interest in $1,162,198,000 joint          $   129,040,000
                repurchase agreement dated 12/31/98 with
                State Street Bank 4.773% due 01/04/99;
                maturity amount $129,108,434
                (Collateralized by $469,031,000 U.S.
                Treasury Notes 4.00% - 7.775% due
                10/31/99 - 02/15/07, $278,664,000 U.S.
                Treasury Bonds 7.875% -12.75% due
                11/15/10 - 02/15/21, $414,503,000 U.S.
                Treasury Strips (principal) 0.00% due
                02/15/19 - 08/15/21)....................
                                                          ---------------
                                                          ---------------

                                                     MARKET
                                                      VALUE
                                                 ---------------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
 $29,978,508)...........................    0.3% $    29,996,100
Total common stocks (cost
 $4,371,259,187)........................   60.8    7,202,868,493
Total convertible preferred stocks (cost
 $8,196,000)............................    0.1       10,040,100
Total corporate notes (cost
 $1,398,499,775)........................   12.0    1,422,360,747
Total foreign government bonds (cost
 $16,000,000)...........................    0.2       16,954,400
Total mortgage-backed securities (cost
 $72,728,353)...........................    0.6       75,506,740
Total municipal bonds (cost
 $23,724,759)...........................    0.2       25,353,792
Total U.S. treasuries & federal agencies
 (cost $2,755,667,250)..................   24.1    2,857,261,168
Total short-term securities (cost
 $129,040,000)..........................    1.1      129,040,000
                                          -----  ---------------
Total investment in securities
 (total cost $8,805,093,832)............   99.4   11,769,381,540
Cash, receivables and other assets......    0.6       70,873,762
Other liabilities.......................   (0.0)        (130,168)
                                          -----  ---------------
Net assets..............................  100.0% $11,840,125,134
                                          -----  ---------------
                                          -----  ---------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 6,000,000,000 shares; outstanding
 3,987,285,128 shares.............................  $   398,728,513
Capital surplus...................................    7,474,906,331
Accumulated undistributed net investment income...        8,440,413
Accumulated undistributed net realized gain on
 investments......................................      993,762,169
Unrealized appreciation of investments............    2,964,287,708
                                                    ---------------
Net assets........................................  $11,840,125,134
                                                    ---------------
                                                    ---------------

Class IA
Net asset value per share ($11,805,411,184
  DIVIDED BY 3,954,575,864 shares outstanding)....  $2.99
                                                    -----
                                                    -----
Class IB
Net asset value per share ($34,713,950
  DIVIDED BY 32,709,264 shares outstanding).......  $1.06
                                                    -----
                                                    -----

  *  Non-income producing during period.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the market value of these securities amounted to $166,120,702 or 1.4% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 94.7%
              AEROSPACE & DEFENSE -- 4.2%
   1,619,800  AlliedSignal, Inc.......................  $   71,777,387
  *1,890,000  Loral Space & Communications............      33,665,625
     600,000  Northrop Grumman Corporation............      43,875,000
   1,080,000  Precision Castparts Corporation.........      47,790,000
     890,000  Raytheon Co. Class A....................      46,001,875
    *220,200  Wyman-Gordon Company....................       2,257,050
                                                        --------------
                                                           245,366,937
                                                        --------------
              BUSINESS SERVICES -- 2.7%
  *1,700,000  Cendant Corporation.....................      32,406,250
   1,170,000  Chicago Bridge & Iron Company N.V.......      14,405,625
    *467,500  Computer Learning Centers, Inc..........       3,126,406
    *648,650  Ingram Micro, Inc.......................      22,621,668
    *934,900  Ionics, Inc.............................      27,988,568
   1,339,300  Manpower, Inc...........................      33,733,618
   1,000,000  Ogden Corp..............................      25,062,500
                                                        --------------
                                                           159,344,635
                                                        --------------
              COMMUNICATIONS EQUIPMENT -- 5.6%
    *897,600  3Com Corporation........................      40,223,700
  *1,700,000  ADC Telecommunications, Inc.............      59,075,000
      90,000  Alcatel.................................      11,020,392
    *975,000  Cisco Systems, Inc......................      90,492,187
   1,260,000  ECI Telecommunications..................      44,887,500
     750,000  Harris Corporation......................      27,468,750
     250,000  Motorola, Inc...........................      15,265,625
  *1,053,200  Oak Industries, Inc.....................      36,862,000
                                                        --------------
                                                           325,295,154
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 4.5%
  *2,000,000  EMC Corporation.........................     170,000,000
     *38,700  NCR Corporation.........................       1,615,725
    *687,200  Seagate Technology, Inc.................      20,787,800
   1,100,000  Symbol Technologies, Inc................      70,331,250
                                                        --------------
                                                           262,734,775
                                                        --------------
              CONSUMER NON-DURABLES -- 1.4%
   1,350,000  Kimberly-Clark Corporation..............      73,575,000
    *306,600  Quiksilver, Inc.........................       9,198,000
                                                        --------------
                                                            82,773,000
                                                        --------------
              CONSUMER SERVICES -- 2.2%
    *749,800  American Skiing Co......................       5,764,110
    *444,000  Anchor Gaming...........................      25,030,500
  *1,000,000  Cheesecake Factory Incorporated (The)...      29,656,250
  *1,600,000  International Game Technology...........      38,900,000
  *1,817,000  Mirage Resorts, Inc.....................      27,141,437
                                                        --------------
                                                           126,492,297
                                                        --------------
              ELECTRONICS -- 9.2%
    *660,000  Altera Corporation......................      40,177,500
  *1,083,333  Analog Devices, Inc.....................      33,989,572
    *850,000  Cognex Corporation......................      17,000,000
    *820,900  Credence Systems Corporation............      15,186,650
   1,449,050  General Cable Corporation...............      29,705,525
    *505,000  Micron Technology, Inc..................      25,534,062
     666,500  Molex, Inc..............................      21,244,687
   1,505,800  Phillips N.V. ADR.......................     101,923,837

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            ELECTRONICS -- (CONTINUED)

   1,450,000  Siemens AG..............................  $   95,330,301
   1,200,000  Solectron Corporation...................     111,525,000
     800,001  Thomas & Betts Corporation..............      34,650,043
     700,000  Vishay Intertechnology, Inc.............      10,150,000
                                                        --------------
                                                           536,417,177
                                                        --------------
              ENERGY & SERVICES -- 4.9%
     360,600  Ashland, Inc............................      17,444,025
     568,400  British Petroleum PLC ADR...............      50,942,850
    *466,900  Cie Gen Geophysique - Sponsored ADR.....       5,077,537
  *1,445,000  Corporation Geo Sa de C.V. - Class B....       4,011,862
   1,000,000  Eni Ads.................................      67,750,000
    *940,700  Input/Output, Inc.......................       6,878,868
    *775,100  McDermott (J. Ray) S.A..................      18,941,506
     700,000  Repsol S.A. ADR.........................      38,237,500
   1,631,570  Transocean Offshore, Inc................      43,746,470
   1,110,000  YPF Sociedad Anonima - Sponsored ADR....      31,010,625
                                                        --------------
                                                           284,041,243
                                                        --------------
              FINANCIAL SERVICES -- 13.4%
   2,220,000  Ace Ltd.................................      76,451,250
   1,349,300  AMBAC Financial Group, Inc..............      81,210,993
     202,700  American Bankers Insurance Group,              9,805,612
               Inc....................................
   1,200,000  Banc One Corporation....................      61,275,000
   1,100,000  BankBoston Corporation..................      42,831,250
   1,300,000  Citigroup, Inc..........................      64,350,000
   1,000,000  Federal National Mortgage Association...      74,000,000
    *633,700  FIRSTPLUS Financial Group, Inc..........       1,742,675
   1,000,000  Fleet Financial Group, Inc..............      44,687,500
   1,000,000  Green Point Financial Corp..............      35,125,000
   1,200,000  Heller Financial, Inc...................      35,250,000
  *1,300,000  Imperial Credit.........................      10,887,500
   1,522,400  Legg Mason, Inc.........................      48,050,750
   1,050,000  Marsh & Mclennan Companies, Inc.........      61,359,375
     907,000  Merrill Lynch & Co., Inc................      60,542,250
     793,100  MMI Companies, Inc......................      13,284,425
     800,000  Morgan Stanley, Dean Witter, Discover         56,800,000
               and Co.................................
                                                        --------------
                                                           777,653,580
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 1.0%
   1,050,000  Archer-Daniels-Midland Company..........      18,046,875
     700,000  Philip Morris Co., Inc..................      37,450,000
                                                        --------------
                                                            55,496,875
                                                        --------------
              HEALTH CARE -- 13.7%
   1,600,000  Abbott Laboratories.....................      78,400,000
    *540,200  Boston Scientific Corporation...........      14,484,112
   2,200,000  Columbia/HCA Healthcare Corporation.....      54,450,000
   1,900,000  Eisai Co., Ltd..........................      37,057,851
   1,743,500  Genzyme Corporation.....................      86,739,125
     800,000  HBO & Company...........................      22,950,000
   1,900,000  ICN Pharmaceuticals, Inc................      42,987,500
  *1,135,000  Magellan Health Services, Inc...........       9,505,625
     870,000  Medpartners, Inc........................       4,567,500
         *30  Perkin-Elmer Corporation................             217

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)

   2,600,000  Pharmacia & Upjohn, Inc.................  $  147,225,000
   1,650,000  Rhone-Poulenc S.A.......................      82,912,500
   1,575,900  United Healthcare Corporation...........      67,862,193
  *1,000,000  Wellpoint Health Networks, Inc..........      87,000,000
   1,475,000  Zeneca Group PLC........................      64,420,232
                                                        --------------
                                                           800,561,855
                                                        --------------
              INDUSTRIAL MATERIALS -- 0.9%
   7,000,000  Billiton PLC**..........................      13,917,681
   1,221,300  IMC Global, Inc.........................      26,105,287
   1,150,000  Titanium Metals Corporation.............       9,775,000
                                                        --------------
                                                            49,797,968
                                                        --------------
              MANUFACTURING -- 0.4%
  *1,289,800  Ucar International, Inc.................      22,974,562
                                                        --------------
              MEDIA & SERVICES -- 7.3%
  *1,210,000  America Online, Inc.....................     175,147,500
  *1,386,400  American Tower Corporation..............      40,985,450
    *743,100  Capstar Broadcasting Corporation........      16,998,412
    *703,100  Infinity Broadcasting Class A...........      19,247,362
     857,000  News Corp. - Preferred Shares ADR             21,157,187
               Ltd....................................
  *5,407,400  Rogers Communications, Inc..............      47,990,675
  *1,647,200  Univision Communications, Inc...........      59,608,050
    *865,500  Valassis Communications, Inc............      44,681,437
                                                        --------------
                                                           425,816,073
                                                        --------------
              REAL ESTATE -- 1.5%
  *2,000,000  Beacon Properties Corporation**.........      32,000,000
     418,400  Boston Properties, Inc..................      12,761,200
  *1,000,000  Security Capital Group, Inc.............      13,562,500
   1,200,000  Starwood Hotels & Resorts...............      27,225,000
                                                        --------------
                                                            85,548,700
                                                        --------------
              RETAIL -- 4.5%
  *2,355,200  CompUSA, Inc............................      30,764,800
    *918,700  Consolidated Stores, Inc................      18,546,256
   1,800,000  Gap, Inc. (The).........................     101,250,000
     500,000  Home Depot, Inc. (The)..................      30,593,750
   1,025,000  Wal-Mart Stores, Inc....................      83,473,437
                                                        --------------
                                                           264,628,243
                                                        --------------
              SOFTWARE & SERVICES -- 7.0%
  *1,255,000  Avant! Corporation......................      20,080,000
    *700,000  Ceridan Corporation.....................      48,868,750
    *717,800  Cognos, Inc.............................      17,945,000
    *900,000  Compuware Corporation...................      70,312,500
   1,600,218  First Data Corporation..................      50,706,907
  *1,629,000  Learning Company, Inc. (The)............      42,252,187
    *500,000  Microsoft Corporation...................      69,343,750
    *600,000  Policy Management Systems Corporation...      30,300,000
  *2,100,000  Rational Software Corporation...........      55,650,000
                                                        --------------
                                                           405,459,094
                                                        --------------
              TRANSPORTATION -- 1.6%
    *854,200  AMR Corporation.........................      50,718,125
   1,000,000  Canadian Pacific Ltd....................      18,875,000
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            TRANSPORTATION -- (CONTINUED)

   1,346,300  Werner Enterprises, Inc.................  $   23,812,681
                                                        --------------
                                                            93,405,806
                                                        --------------
              UTILITIES -- 7.0%
    *438,500  APT Satellite Holdings ADR..............       1,781,406
  *1,886,500  Calpine Corporation.....................      47,634,125
   1,019,200  COMSAT Corporation......................      36,691,200
     500,000  DQE, Inc................................      21,968,750
     817,000  Empresa Nac Elec........................       9,293,375
     822,900  Enron Corp..............................      46,956,731
     *14,040  Intermedia Communications 144A***.......         217,971
    *900,000  Intermedia Communications, Inc..........      15,525,000
  *2,400,000  MCI WorldCom, Inc.......................     172,200,000
   1,260,430  Swisscom AG - Sponsored ADR.............      53,647,051
                                                        --------------
                                                           405,915,609
                                                        --------------
              WASTE MANAGEMENT -- 1.7%
   1,200,000  Republic Industries, Inc................      17,700,000
   1,700,000  Waste Management, Inc...................      79,262,500
                                                        --------------
                                                            96,962,500
                                                        --------------
              Total common stocks.....................  $5,506,686,083
                                                        --------------
                                                        --------------

 PRINCIPAL
   AMOUNT
------------
CORPORATE NOTES -- 0.3%
              INDUSTRIAL MATERIALS -- 0.3%
              UNISYS Corp.
$ 15,000,000    12.00% due 04/15/03...................  $   16,800,000
                                                        --------------
                                                        --------------
PREFERRED STOCKS -- 1.5%
              CONSUMER SERVICES -- 0.0%
   1,094,544  SGW Holdings Corporation***.............  $    2,736,360
                                                        --------------
              HEALTH CARE -- 0.2%
  *1,173,300  MedPartners, Inc........................       9,019,743
                                                        --------------
              TRANSPORTATION -- 1.0%
   1,280,000  Union Pacific Capital Trust**...........      59,200,000
                                                        --------------
              UTILITIES -- 0.3%
   1,200,000  Intermedia Communications Inc.**........      16,800,000
                                                        --------------
              Total preferred stocks..................  $   87,756,103
                                                        --------------
                                                        --------------
SHORT-TERM SECURITIES -- 3.4%
              REPURCHASE AGREEMENT
 196,379,000  Interest in $1,162,198,000 joint          $  196,379,000
              repurchase agreement dated 12/31/98 with
              State Street Bank 4.773% due 01/04/99;
              maturity amount $196,483,146
              (Collateralized by $469,031,000 U.S.
              Treasury Notes 4.00% - 7.775% due
              10/31/99 - 02/15/07, $278,664,000 U.S.
              Treasury Bonds 7.875% - 12.75% due
              11/15/10 - 02/15/21, $414,503,000 U.S.
              Treasury Strips (principal) 0.00% due
              02/15/19 - 08/15/21)....................
                                                        --------------
                                                        --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                     MARKET
                                                     VALUE
                                                 --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $4,176,931,447)........................   94.7% $5,506,686,083
Total corporate notes (cost
 $15,293,984)...........................    0.3      16,800,000
Total preferred stocks (cost
 $111,349,158)..........................    1.5      87,756,103
Total short-term securities (cost
 $196,379,000)..........................    3.4     196,379,000
                                          -----  --------------
Total investment in securities
 (total cost $4,499,953,589)............   99.9   5,807,621,186
Cash, receivables and other assets......    1.1      66,114,577
Payable for securities purchased........   (1.0)    (60,288,064)
Other liabilities.......................   (0.0)        (26,087)
                                          -----  --------------
Net assets..............................  100.0% $5,813,421,612
                                          -----  --------------
                                          -----  --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 2,000,000,000 shares; outstanding
 1,226,281,575 shares.............................  $  122,628,158
Capital surplus...................................   4,020,767,755
Accumulated undistributed net investment income...          61,286
Accumulated undistributed net realized gain on
 investments......................................     362,259,435
Unrealized appreciation of investments............   1,307,667,597
Unrealized appreciation of other assets and
 liabilities in foreign currencies................          27,381
                                                    --------------
Net assets........................................  $5,813,421,612
                                                    --------------
                                                    --------------

Class IA
Net asset value per share ($5,807,479,718
  DIVIDED BY 1,220,294,461 shares outstanding)....  $4.76
                                                    -----
                                                    -----
Class IB
Net asset value per share ($5,941,894  DIVIDED BY
 5,987,114 shares outstanding)....................  $0.99
                                                    -----
                                                    -----

  *  Non-income producing during period
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the market value of these securities amounted to $121,917,681 or 2.10% of net assets.
***  Restricted Security (see Note 2).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------
ASSET-BACKED SECURITIES -- 0.9%
$ 3,000,000  Chase Manhattan RV Owner Trust, Series
              97-A Class A9
               6.32% due 12/15/08....................  $  3,040,710
                                                       ------------
                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.9%
  3,069,102  Bear Stearns Mortgage Securities, Inc.,
              Series 95-1, Class 1A
               6.4713% due 05/25/10..................     3,088,744
     50,752  Chase Mortgage Finance Corp., Series
              93-C2, Class 2A-3
               8.25% due 01/25/24....................        50,564
  2,251,138  Corestates Home Equity Trust, Series
              94-1, Class A
               6.65% due 05/15/09....................     2,282,788
  2,635,300  Countrywide Mortgage Backed Securities,
              Series 97-2 Class A13
               7.50% due 04/25/27....................     2,654,933
  4,391,325  Countrywide Mortgage Backed Securities,
              Series 98-6 Class A
               6.50% due 06/25/13....................     4,427,773
    465,860  DLJ Mortgage Acceptance Corporation,
              Series 96-1, B1
               7.25% due 09/25/11....................       465,277
    155,287  DLJ Mortgage Acceptance Corporation,
              Series 96-1, B2
               7.25% due 09/25/11....................       152,035
  3,000,000  Fannie Mae Series 97-28 Class PD
               7.50% due 07/18/23....................     3,061,687
    622,241  Fannie Mae Strip Series D Class 2
               11.00% due 04/01/09...................       679,020
  5,411,405  GE Capital Mortgage Services, Inc.,
              Series 94-21, Class A
               6.50% due 08/25/09....................     5,453,181
  5,129,566  GE Capital Mortgage Services, Inc.,
              Series 94-26, Class A
               6.9439% due 07/25/09..................     5,195,460
    548,409  GE Capital Mortgage Services, Inc.,
              Series 96-1, Class B2
               6.75% due 02/25/11....................       541,038
  1,643,481  GE Capital Mortgage Services, Inc.,
              Series 96-1, Class M
               6.75% due 02/25/11....................     1,665,766
    556,227  GE Capital Mortgage Services, Inc.,
              Series 96-10, Class B1
               6.75% due 06/25/11....................       547,544
    556,227  GE Capital Mortgage Services, Inc.,
              Series 96-10, Class B2
               6.75% due 06/25/11....................       547,544

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)

$ 4,193,099  GE Capital Mortgage Services, Inc.,
              Series 98-7, Class A
               6.50% due 04/25/13....................  $  4,202,198
  2,812,989  Housing Securities, Inc., Series 93-E,
              Class E15
               10.00% due 09/25/08...................     2,944,018
  3,894,327  Norwest Asset Securities Corporation,
              Series 98-16 Class A1
               6.50% due 06/25/13....................     3,909,632
    552,057  PNC Mortgage Securities Corp., Series
              96-2, Class B1
               6.60% due 02/25/11....................       542,136
    184,039  PNC Mortgage Securities Corp., Series
              96-2, Class B2
               6.60% due 02/25/11....................       180,732
    294,430  PNC Mortgage Securities Corp., Series
              96-2, Class B3
               6.60% due 02/25/11....................       289,139
  4,179,028  Prudential Home Mortgage Securities Co.,
              Series 93-H, Class 2B
               6.7587% due 09/28/08..................     4,176,813
  1,094,538  Prudential Home Mortgage Securities Co.,
              Series 96-3, Class B1
               6.75% due 03/25/11....................     1,078,700
    546,830  Prudential Home Mortgage Securities Co.,
              Series 96-3, Class B2
               6.75% due 03/25/11....................       538,917
    670,168  Residential Funding Mortgage Sec I,
              Series 95-S18, Class M3
               7.00% due 11/25/10....................       666,810
    255,193  Residential Funding Mortgage Sec I,
              Series 96-S11, Class M3
               7.00% due 04/25/11....................       260,053
    477,298  Residential Funding Mortgage Sec I,
              Series 96-S19, Class M3
               7.50% due 09/25/11....................       483,204
    524,077  Residential Funding Mortgage Sec I,
              Series 96-S5, Class M3
               6.75% due 02/25/11....................       514,958
  2,510,713  Residential Funding Mortgage Sec I,
              Series 98-S22 Class A1
               6.50% due 09/25/13....................     2,520,566
                                                       ------------
             Total collateralized mortgage
             obligations.............................  $ 53,121,230
                                                       ------------
                                                       ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.6%
$ 5,000,000  Asset Securitization Corporation, Series
              1997-MDVII, Class A1B
               7.41% due 01/13/30....................  $  5,478,250
  1,000,000  General Growth Properties Series 1,
              Class A1
               6.537% due 11/15/04...................     1,040,860
  1,000,000  Merrill Lynch Mortgage Investors, Inc.,
              Series 96-C2 Class B
               6.96% due 11/21/28....................     1,052,040
    745,507  Midland Realty Acceptance Corporation,
              Series 96-C2, Class A1
               7.02% due 01/25/29....................       767,850
    930,000  Morgan Stanley Capital, Series 97-C1
              Class A1C
               7.63% due 02/15/20....................       997,778
                                                       ------------
             Total commercial mortgage-backed
             securities..............................  $  9,336,778
                                                       ------------
                                                       ------------
CORPORATE NOTES -- 1.8%
             FINANCIAL SERVICES -- 1.8%
  1,500,000  Countrywide Funding Corp.
               6.28% due 01/15/03....................  $  1,504,026
  5,000,000  ERP Operating Ltd. Partnership
               6.63% due 04/13/05....................     4,929,035
                                                       ------------
             Total corporate notes...................  $  6,433,061
                                                       ------------
                                                       ------------
U.S. TREASURIES & FEDERAL AGENCIES -- 70.7%
             U.S. TREASURY INFLATION-INDEXED
             SECURITIES -- 1.4%
  5,048,250    3.625% due 01/15/08...................  $  5,023,790
                                                       ------------
             U.S. TREASURY NOTES -- 0.9%
  3,000,000    5.625% due 02/15/06...................     3,164,064
                                                       ------------
             FEDERAL HOME LOAN MORTGAGE
             ASSOCIATION -- 11.4%
  1,739,930    10.00% due 11/01/20...................     1,879,736
 13,826,938     6.50% due 02/01/09 - 06/01/26........    13,947,623
  7,260,038     7.00% due 12/01/10 - 03/01/26........     7,404,289
  5,521,360     7.50% due 02/01/10 - 06/01/25........     5,677,596
  3,228,646     8.00% due 02/01/13 - 11/01/24........     3,346,218
  2,713,404     8.50% due 07/01/01 - 05/01/25........     2,818,962
  2,557,209     9.00% due 10/15/01 - 10/01/06........     2,649,607
  2,906,209     9.50% due 11/01/08...................     3,056,192
                                                       ------------
                                                         40,780,223
                                                       ------------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 28.2%
 10,815,007    6.00% due 05/01/13 - 09/01/28.........    10,711,514
 32,028,778    6.50% due 02/01/13 - 12/01/28.........    32,281,760
 31,704,181    7.00% due 05/01/09 - 11/01/28.........    32,376,549
 19,076,674    7.50% due 08/01/10 - 08/01/28.........    19,594,279
  1,540,091    8.00% due 04/01/22....................     1,599,195
  1,430,289    8.50% due 06/01/24 - 07/01/25.........     1,500,047
  2,484,506    9.00% due 05/01/21 - 09/01/21.........     2,621,461
                                                       ------------
                                                        100,684,805
                                                       ------------
 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)

             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 28.8%
$ 1,387,638    10.00% due 11/15/09 - 05/15/13........  $  1,526,972
    406,964    11.00% due 02/15/10 - 09/15/10........       455,774
     21,257    11.25% due 01/15/01...................        22,197
     52,317    12.00% due 05/15/15...................        59,104
     58,133    12.50% due 06/15/14 - 08/15/15........        66,594
 13,005,230     6.00% due 07/15/28 - 11/15/28........    12,887,402
  9,962,148     6.50% due 03/15/28 - 11/15/28........    10,060,237
 21,686,575     7.00% due 01/15/24 - 09/15/28........    22,185,584
 33,990,481     7.50% due 11/15/09 - 06/15/28........    35,042,648
 14,159,643     8.00% due 02/15/01 - 11/29/27........    14,721,870
  1,767,344     8.50% due 06/15/17 - 02/15/25........     1,881,005
  1,056,654     9.00% due 01/15/25 - 12/15/25........     1,130,330
  2,394,394     9.50% due 10/15/09 - 11/15/09........     2,590,915
                                                       ------------
                                                        102,630,632
                                                       ------------
             Total U.S. treasuries & federal
             agencies................................  $252,283,514
                                                       ------------
                                                       ------------
SHORT-TERM SECURITIES -- 8.6%
             REPURCHASE AGREEMENT
 30,817,000  Interest in $121,902,000 joint            $ 30,817,000
             repurchase agreement dated 12/31/98 with
             State Street Bank 4.750% due 01/04/99;
             maturity amount $30,833,264
             (Collateralized by $121,902,000 U.S.
             Treasury Bonds 8.125% due 05/15/21).....
                                                       ------------
                                                       ------------

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities...........    0.9% $  3,040,710
Total collateralized mortgage
 obligations (cost $59,753,451).........   14.9    53,121,230
Total commercial mortgage-backed
 securities (cost $6,070,395)...........    2.6     9,336,778
Total corporate notes (cost
 $5,000,000)............................    1.8     6,433,061
Total U.S. treasuries & Federal agencies
 (cost $248,701,956)....................   70.7   252,283,514
Total short-term securities (cost
 $30,817,000)...........................    8.6    30,817,000
                                          -----  ------------
Total investment in securities
 (total cost $350,342,802)..............   99.5   355,032,293
Cash, receivables and other assets......    0.6     2,274,047
Payable for Fund shares redeemed........   (0.1)     (472,007)
                                          -----  ------------
Net assets (applicable to $1.084553 per
 share based on 329,014,976 shares
 outstanding)...........................  100.0% $356,834,333
                                          -----  ------------
                                          -----  ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 800,000,000 shares; outstanding
 329,014,976 shares...............................  $ 32,901,498
Capital surplus...................................   326,589,275
Distribution in excess of net realized gain on
 investments......................................    (7,345,931)
Unrealized appreciation of investments............     4,689,491
                                                    ------------
Net assets, applicable to shares outstanding......  $356,834,333
                                                    ------------
                                                    ------------

  *  Non-income producing during period

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 99.7%
              AEROSPACE AND DEFENSE -- 1.5%
     103,100  AlliedSignal, Inc.......................  $    4,568,618
     183,498  Boeing Company (The)....................       5,986,622
      23,300  General Dynamics Corporation............       1,365,962
      36,100  Lockheed Martin Corporation.............       3,059,475
      12,600  Northrop Grumman Corporation............         921,375
      62,223  Raytheon Company Class B................       3,313,374
      35,100  Rockwell International Corporation......       1,704,543
      29,100  Textron, Inc............................       2,209,781
      41,500  United Technologies Corporation.........       4,513,125
                                                        --------------
                                                            27,642,875
                                                        --------------
              BUSINESS SERVICES -- 0.5%
    *156,445  Cendant Corporation.....................       2,982,232
      14,900  Deluxe Corporation......................         544,781
      25,000  Donnelly (R.R.) & Sons Company..........       1,095,312
      13,900  Fluor Corporation.......................         591,618
       7,500  Foster Wheeler Corporation..............          98,906
      17,400  Grainger (W.W.), Inc....................         724,275
      25,000  IKON Office Solutions...................         214,062
      16,300  Moore Corporation Ltd...................         179,300
       7,800  National Service Industries, Inc........         296,400
      22,100  SuperValu, Inc..........................         618,800
      61,300  Sysco Corporation.......................       1,681,918
                                                        --------------
                                                             9,027,604
                                                        --------------
              COMMUNICATIONS EQUIPMENT -- 4.3%
     *66,000  3Com Corporation........................       2,957,625
     *15,850  Andrew Corporation......................         261,525
     *39,775  Ascend Communications, Inc..............       2,615,206
     *30,400  Cabletron Systems, Inc..................         254,600
    *290,525  Cisco Systems, Inc......................      26,964,351
     *30,500  General Instrument Corporation..........       1,035,093
      14,800  Harris Corporation......................         542,050
     242,100  Lucent Technologies, Inc................      26,631,000
     110,000  Motorola, Inc...........................       6,716,875
     120,140  Northern Telecom Ltd....................       6,022,017
      14,500  Raychem Corporation.....................         468,531
      13,800  Scientific-Atlanta, Inc.................         314,812
     *76,400  Sprint Corporation (PCS Group)..........       1,766,750
     *35,600  Tellabs, Inc............................       2,440,825
                                                        --------------
                                                            78,991,260
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 5.7%
     *24,900  Apple Computer, Inc.....................       1,019,343
     312,297  Compaq Computer Corporation.............      13,096,955
      *9,100  Data General Corporation................         149,581
    *234,100  Dell Computer Corporation...............      17,133,193
     *91,900  EMC Corporation.........................       7,811,500
     *28,700  Gateway 2000, Inc.......................       1,469,081
     190,600  Hewlett-Packard Company.................      13,020,362
     171,700  International Business Machines Corp....      31,721,575
     *50,300  Pitney Bowes, Inc.......................       3,322,943
     *44,800  Seagate Technology, Inc.................       1,355,200
     *69,600  Sun Microsystems, Inc...................       5,959,500
     *46,800  Unisys Corporation......................       1,611,675
      60,500  Xerox Corporation.......................       7,139,000
                                                        --------------
                                                           104,809,908
                                                        --------------

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

              CONSUMER DURABLES -- 1.5%
      13,900  Cooper Tire & Rubber Company............  $      284,081
     222,600  Ford Motor Company......................      13,063,837
     120,400  General Motors Corporation..............       8,616,125
      33,050  Genuine Parts Company...................       1,105,109
      28,900  Goodyear Tire & Rubber Company (The)....       1,457,643
      19,100  ITT Industries, Inc.....................         759,225
      29,900  Newell Co...............................       1,233,375
      22,000  TRW, Inc................................       1,236,125
                                                        --------------
                                                            27,755,520
                                                        --------------
              CONSUMER NON-DURABLES -- 3.1%
      10,500  Alberto-Culver Company Class B..........         280,218
      48,400  Avon Products, Inc......................       2,141,700
      16,500  Black & Decker Corporation..............         925,031
       4,500  Briggs & Stratton Corporation...........         224,437
      11,000  Centex Corporation......................         495,687
      19,200  Clorox Company (The)....................       2,242,800
      53,800  Colgate-Palmolive Company...............       4,996,675
       6,400  Fleetwood Enterprises, Inc..............         222,400
     *13,300  Fruit of the Loom, Inc..................         183,706
     203,800  Gillette Company (The)..................       9,846,087
      19,900  International Flavors & Fragrances,              879,331
              Inc.....................................
       7,300  Kaufman & Broad Home Corporation........         209,875
      99,600  Kimberly-Clark Corporation..............       5,428,200
      62,500  Masco Corporation.......................       1,796,875
      16,900  Maytag Corporation......................       1,052,025
     244,100  Proctor & Gamble Co.....................      22,289,381
      27,500  Rubbermaid, Inc.........................         864,531
       6,700  Russell Corporation.....................         136,093
      11,000  Snap-On, Inc............................         382,937
       3,600  Springs Industries, Inc.................         149,175
      10,600  Tupperware Corporation..................         174,237
      22,400  VF Corp.................................       1,050,000
      13,900  Whirlpool Corporation...................         769,712
                                                        --------------
                                                            56,741,113
                                                        --------------
              CONSUMER SERVICES -- 0.8%
      18,700  Block (H & R), Inc......................         841,500
      17,700  Brunswick Corporation...................         438,075
     110,700  Carnival Corp. Class A..................       5,313,600
      25,600  Darden Restaurants, Inc.................         460,800
      59,500  Eastman Kodak Company...................       4,284,000
     *23,200  Harrah's Entertainment, Inc.............         363,950
      48,000  Hilton Hotels Corporation...............         918,000
      46,200  Marriott International..................       1,339,800
     *33,100  Mirage Resorts, Inc.....................         494,431
       8,100  Polaroid Corporation....................         151,368
                                                        --------------
                                                            14,605,524
                                                        --------------
              ELECTRONICS -- 6.6%
     *26,500  Advanced Micro Devices, Inc.............         766,843
      40,400  AMP, Inc................................       2,103,325
     *68,000  Applied Materials, Inc..................       2,902,750
       8,300  EG&G, Inc...............................         230,843
      81,000  Emerson Electric Company................       5,067,562
     602,500  General Electric Company................      61,492,656
     306,700  Intel Corporation.......................      36,363,118
      15,600  Johnson Controls, Inc...................         920,400

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)

     *16,000  KLA-Tencor Corporation..................  $      694,000
     *25,900  LSI Logic Corporation...................         417,637
     *39,200  Micron Technology, Inc..................       1,982,050
     *30,300  National Semiconductor Corporation......         409,050
     *34,600  Silicon Graphics, Inc...................         445,475
      21,600  Solectron Corporation...................       2,007,450
       8,700  Tektronix, Inc..........................         261,543
     *71,800  Texas Instruments, Inc..................       6,143,387
      10,200  Thomas & Betts Corporation..............         441,787
                                                        --------------
                                                           122,649,876
                                                        --------------
              ENERGY & SERVICES -- 5.8%
      16,900  Amerada Hess Corporation................         840,775
      22,100  Anadarko Petroleum Corporation..........         682,337
      18,200  Apache Corporation......................         460,687
      13,900  Ashland, Inc............................         672,412
      59,100  Atlantic Richfield Company..............       3,856,275
      59,910  Baker Hughes, Inc.......................       1,059,658
      32,720  Burlington Resources, Inc...............       1,171,785
     120,400  Chevron Corporation.....................       9,985,675
      39,100  Coastal Corporation (The)...............       1,366,056
      17,700  Consolidated Natural Gas Company........         955,800
     447,300  Exxon Corporation.......................      32,708,812
      80,600  Halliburton Company.....................       2,387,775
      *9,300  Helmerich & Payne, Inc..................         180,187
       8,900  Kerr-McGee Corporation..................         340,425
     *11,200  McDermott International, Inc............         276,500
     143,700  Mobil Corporation.......................      12,519,862
      63,600  Occidental Petroleum Corporation........       1,073,250
     *19,600  Oryx Energy Company.....................         263,375
      46,800  Phillips Petroleum Company..............       1,994,850
     *15,300  Rowan Companies, Inc....................         153,000
     394,000  Royal Dutch Petroleum...................      18,862,750
      99,999  Schlumberger Ltd........................       4,612,453
      43,953  Sempra Energy...........................       1,115,307
      17,300  Sunoco, Inc.............................         623,881
      31,300  Tenneco, Inc............................       1,066,156
      98,600  Texaco, Inc.............................       5,213,475
      46,300  Union Pacific Resources Group, Inc......         419,593
      44,500  Unocal Corporation......................       1,298,843
      56,300  USX Corporation.........................       1,696,037
                                                        --------------
                                                           107,857,991
                                                        --------------
              FINANCIAL SERVICES -- 15.4%
      28,200  Aetna Inc...............................       2,217,225
     155,700  Allstate Corporation....................       6,013,912
      83,200  American Express Company................       8,507,200
      49,002  American General Corporation............       3,822,156
     199,375  American International Group, Inc.......      19,264,609
      32,050  Aon Corporation.........................       1,774,768
     132,926  Associates First Capital Corporation....       5,632,739
     215,156  Banc One Corporation....................      10,986,403
     139,700  Bank of New York Company, Inc. (The)....       5,622,925
     318,443  BankAmerica Corp........................      19,146,385
      54,000  BankBoston Corporation..................       2,102,625
      17,700  Bankers Trust New York Corp.............       1,512,243
      54,100  BB&T Corporation........................       2,180,906
      20,900  Bear Stearns Company, Inc...............         781,137
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            FINANCIAL SERVICES -- (CONTINUED)

      12,100  Capital One Financial Corporation.......  $    1,391,500
      73,625  Charles Schwab Corporation..............       4,136,804
     155,600  Chase Manhattan Corporation.............      10,590,525
      30,900  Chubb Corporation (The).................       2,004,637
      40,200  CIGNA Corporation.......................       3,107,962
      31,700  Cincinnati Financial Corporation........       1,161,012
     420,605  Citigroup, Inc..........................      20,819,947
      28,850  Comerica, Inc...........................       1,967,209
      61,262  Conseco, Inc............................       1,872,319
      20,400  Countrywide Credit Industries, Inc......       1,023,825
      27,200  Equifax, Inc............................         929,900
     124,900  Federal Home Loan Mortgage                     8,048,243
               Corporation............................
     190,600  Federal National Mortgage Association...      14,104,400
      49,275  Fifth Third Bancorp.....................       3,513,923
     182,130  First Union Corporation.................      11,075,780
      43,300  Firstar Corporation.....................       4,026,900
     104,500  Fleet Financial Group, Inc..............       4,669,843
      46,600  Franklin Resources, Corp................       1,491,200
      10,500  Golden West Financial Corp..............         962,718
      88,799  Household International, Inc............       3,518,660
      38,860  Huntington Bancshares, Inc..............       1,168,228
      20,600  Jefferson-Pilot Corporation.............       1,545,000
      83,800  KeyCorp.................................       2,681,600
      21,300  Lehman Brothers Holdings, Inc...........         938,531
      19,500  Lincoln National Corporation............       1,595,343
      47,250  Marsh & McLennan Companies, Inc.........       2,761,171
      18,600  MBIA, Inc...............................       1,219,462
     138,375  MBNA Corporation........................       3,450,726
      47,900  Mellon Bank Corporation.................       3,293,125
      29,000  Mercantile Bancorp, Inc.................       1,337,625
      65,200  Merrill Lynch & Co., Inc................       4,352,100
      20,800  MGIC Investment Corp....................         828,100
      32,100  Morgan (J.P.) & Co., Inc................       3,372,506
     106,175  Morgan Stanley, Dean Witter, Discover          7,538,425
               and Co.................................
      60,500  National City Corporation...............       4,386,250
      20,600  Northern Trust Corporation..............       1,798,637
      55,400  PNC Bank Corp...........................       2,998,525
      13,900  Progressive Corp. of Ohio...............       2,354,312
      25,700  Provident Companies, Inc................       1,066,550
      26,050  Providian Financial Corporation.........       1,953,750
      40,700  Regions Financial Corporation...........       1,640,718
      19,900  Republic New York Corporation...........         906,693
      25,900  SAFECO Corp.............................       1,112,081
      30,900  SLM Holding Corporation.................       1,483,200
      44,480  St. Paul Companies, Inc.................       1,545,680
      29,700  State Street Corporation................       2,066,006
      32,000  Summit Bancorp..........................       1,398,000
      44,800  SunTrust Banks, Inc.....................       3,427,200
      49,050  Synovus Financial Corp..................       1,195,593
      27,100  Torchmark Corporation...................         956,968
      12,200  Transamerica Corporation................       1,409,100
     133,319  U.S. Bancorp............................       4,732,824
      25,000  Union Planters Corporation..............       1,132,812
      26,300  Unum Corporation........................       1,535,262
      37,300  Wachovia Corporation....................       3,261,418
     108,956  Washington Mutual, Inc..................       4,160,757

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)

     297,800  Wells Fargo & Co........................  $   11,893,387
                                                        --------------
                                                           284,480,205
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 7.1%
      87,900  Anheuser-Busch Companies, Inc...........       5,768,437
     108,702  Archer-Daniels-Midland Company..........       1,868,315
      52,600  Bestfoods...............................       2,800,950
      12,700  Brown-Forman Corporation Class B........         961,231
      82,500  Campbell Soup Company...................       4,537,500
     453,300  Coca-Cola Company, (The)................      30,314,437
      72,100  Coca-Cola Enterprises, Inc..............       2,577,575
      89,600  Conagra, Inc............................       2,822,400
       6,700  Coors (Adolph) Company Class B..........         378,131
      31,900  Fortune Brands, Inc.....................       1,008,837
      28,500  General Mills, Inc......................       2,215,875
      66,600  Heinz (H.J.) Company....................       3,771,225
      26,500  Hershey Foods Corporation...............       1,647,968
      74,400  Kellogg Company.........................       2,538,900
      59,900  Nabisco (RJR) Holdings Corp.............       1,778,281
     270,000  PepsiCo, Inc............................      11,053,125
     448,000  Philip Morris Co., Inc..................      23,968,000
      25,100  Quaker Oats Company (The)...............       1,493,450
      57,400  Ralston Purina Group....................       1,858,325
      89,500  Safeway, Inc............................       5,453,906
     167,800  Sara Lee Corporation....................       4,729,862
      72,500  Seagram Company Ltd. (The)..............       2,755,000
     *27,930  Tricon Global Restaurants, Inc..........       1,399,991
     117,800  Unilever United States Inc..............       9,770,037
      34,100  UST, Inc................................       1,189,237
      21,400  Wrigley, (Wm.) Jr. Co...................       1,916,637
                                                        --------------
                                                           130,577,632
                                                        --------------
              HEALTH CARE -- 12.7%
     278,900  Abbott Laboratories.....................      13,666,100
      12,100  Allergan, Inc...........................         783,475
     *15,900  ALZA Corporation........................         830,775
     242,200  American Home Products Corporation......      13,638,887
     *46,800  Amgen, Inc..............................       4,893,525
       9,900  Bard (C.R.), Inc........................         490,050
      10,200  Bausch & Lomb, Inc......................         612,000
      52,600  Baxter International, Inc...............       3,382,837
      45,300  Becton, Dickinson & Company.............       1,933,743
      20,600  Biomet, Inc.............................         829,150
     *72,100  Boston Scientific Corporation...........       1,933,181
     183,000  Bristol-Myers Squibb Company............      24,487,687
      36,851  Cardinal Health, Inc....................       2,796,069
     118,800  Columbia/HCA Healthcare Corporation.....       2,940,300
     202,300  Eli Lilly and Company...................      17,979,412
      27,700  Guidant Corporation.....................       3,053,925
      85,700  HBO & Company...........................       2,458,518
     *20,200  HCR Manor Care, Inc.....................         593,375
     *77,500  HealthSouth Corp........................       1,196,406
     *30,700  Humana, Inc.............................         546,843
     247,400  Johnson & Johnson.......................      20,750,675
      21,800  Loews Corporation.......................       2,141,850
      13,500  Mallinckrodt, Inc.......................         415,968
      90,200  Medtronic, Inc..........................       6,697,350
     219,200  Merck & Co., Inc........................      32,373,100
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            HEALTH CARE -- (CONTINUED)

       8,000  Millipore Corporation...................  $      227,500
      22,900  Pall Corporation........................         579,656
       9,100  Perkin-Elmer Corporation................         887,818
     238,800  Pfizer, Inc.............................      29,954,475
      93,400  Pharmacia & Upjohn, Inc.................       5,288,775
      44,500  Pioneer Hi-Bred International, Inc......       1,201,500
     270,100  Schering-Plough Corporation.............      14,923,025
      47,100  Service Corporation International.......       1,792,743
       5,000  Shared Medical Systems Corporation......         249,375
     *15,500  St. Jude Medical, Inc...................         429,156
      42,250  SunAmerica, Inc.........................       3,427,531
     *56,700  Tenet Healthcare Corporation............       1,488,375
      34,200  United Healthcare Corporation...........       1,472,737
     150,800  Warner-Lambert Company..................      11,338,275
                                                        --------------
                                                           234,686,142
                                                        --------------
              INDUSTRIAL MATERIALS -- 3.2%
      42,600  Air Products & Chemicals, Inc...........       1,704,000
      41,900  Alcan Aluminum Ltd......................       1,133,918
      36,200  Allegheny Teledyne Incorporated.........         739,837
      33,700  Aluminum Company of America.............       2,512,756
       7,400  Armstrong World Industries, Inc.........         446,312
       7,300  ASARCO, Inc.............................         109,956
      68,400  Barrick Gold Corp.......................       1,333,800
      42,300  Battle Mountain Gold Company............         174,487
       9,900  Bemis Company, Inc......................         375,581
     *23,900  Bethlehem Steel Corporation.............         200,162
      10,400  Boise Cascade Corporation...............         322,400
      17,700  Champion International Corporation......         716,850
      22,900  Crown Cork & Seal Company, Inc..........         705,606
      16,600  Cyprus Amax Minerals Company............         166,000
      40,700  Dow Chemical Company....................       3,701,156
     207,200  du Pont (E.I.) de Nemours & Company.....      10,994,550
      14,500  Eastman Chemical Company................         648,875
      23,700  Ecolab, Inc.............................         857,643
      26,700  Engelhard Corporation...................         520,650
      *6,400  FMC Corporation.........................         358,400
      30,500  Freeport-McMoRan Copper & Gold, Inc.....         318,343
      16,200  Georgia-Pacific Corporation.............         948,712
      13,400  Goodrich (B.F.) Co......................         480,725
     *13,900  Grace (W.R.) & Co.......................         218,056
      11,000  Great Lakes Chemical Corporation........         440,000
      18,500  Hercules, Inc...........................         506,437
      44,000  Homestake Mining Company................         404,250
      30,600  Inco Ltd................................         323,212
      56,600  International Paper Company.............       2,536,387
      40,700  James River Corporation of Virginia.....       1,628,000
      20,300  Louisiana-Pacific Corporation...........         371,743
      19,200  Mead Corporation (The)..................         562,800
     115,100  Monsanto Company........................       5,467,250
      22,300  Morton International, Inc...............         546,350
      12,200  Nalco Chemical Company..................         378,200
      30,793  Newmont Mining Corporation..............         556,198
      16,200  Nucor Corporation.......................         700,650
      *9,900  Owens Corning...........................         350,831
     *28,400  Owens-Illinois, Inc.....................         869,750
      10,900  Phelps Dodge Corporation................         554,537

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            INDUSTRIAL MATERIALS -- (CONTINUED)

      46,100  Placer Dome, Inc........................  $      530,150
       5,400  Potlatch Corporation....................         199,125
      32,700  PPG Industries, Inc.....................       1,904,775
      29,100  Praxair, Inc............................       1,025,775
      11,900  Reynolds Metals Company.................         626,981
      30,600  Rohm & Haas Company.....................         921,825
     *15,424  Sealed Air Corporation..................         787,588
      31,900  Sherman-Williams Company................         937,062
     *18,600  Sigma-Aldrich Corporation...............         546,375
      10,300  Temple-Inland, Inc......................         610,918
      12,900  Union Camp Corporation..................         870,750
      24,400  Union Carbide Corporation...............       1,037,000
      16,000  USX US Steel Group......................         368,000
      18,800  Westvaco Corporation....................         504,075
      36,700  Weyerhaeuser Company....................       1,864,818
      20,500  Willamette Industries, Inc..............         686,750
      17,000  Worthington Industries, Inc.............         212,500
                                                        --------------
                                                            59,519,837
                                                        --------------
              MANUFACTURING -- 2.1%
       5,300  Aeroquip-Vickers, Inc...................         158,668
      21,600  Avery Dennison Corporation..............         973,350
       5,700  Ball Corporation........................         260,775
      13,700  Case Corporation........................         298,831
      66,000  Caterpillar, Inc........................       3,036,000
      19,100  Cooper Industries, Inc..................         910,831
      42,600  Corning, Inc............................       1,917,000
      12,800  Crane Co................................         386,400
       7,700  Cummins Engine Company, Inc.............         273,350
      30,436  Dana Corporation........................       1,244,071
      24,800  Danaher Corporation.....................       1,346,950
      43,900  Deere & Company.........................       1,454,187
      41,000  Dover Corporation.......................       1,501,625
      13,300  Eaton Corporation.......................         940,143
       8,900  Harnischfeger Industries, Inc...........          90,668
      23,300  Honeywell, Inc..........................       1,754,781
      46,100  Illinois Tool Works, Inc................       2,673,800
      30,550  Ingersoll-Rand Company..................       1,433,940
       7,300  Milacron, Inc...........................         140,525
      73,800  Minnesota Mining and Manufacturing             5,249,025
               Company................................
       1,500  NACCO Industries, Inc...................         138,000
     *12,400  Navistar International Corporation......         353,400
      14,300  PACCAR, Inc.............................         588,087
      20,250  Parker Hannifin Corporation.............         663,187
      16,300  Stanley Works (The).....................         452,325
      29,200  Thermo Electron Corporation.............         494,575
      11,500  Timken Company (The)....................         217,062
     118,544  Tyco International, Ltd.................       8,942,663
                                                        --------------
                                                            37,894,219
                                                        --------------
              MEDIA & SERVICES -- 4.9%
    *105,200  AirTouch Communications, Inc............       7,587,550
      84,700  America Online, Inc.....................      12,260,325
    *129,900  CBS Corporation.........................       4,254,225
     *48,400  Clear Channel Communications............       2,637,800
      67,800  Comcast Corporation Class A.............       3,979,012
      17,200  Dow Jones & Company, Inc................         827,750
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            MEDIA & SERVICES -- (CONTINUED)

      30,700  Dun & Bradstreet Corporation (The)......  $      968,968
      51,800  Gannett Co., Inc........................       3,428,512
      13,100  Harcourt General, Inc...................         696,756
      29,500  IMS Health, Inc.........................       2,225,406
      25,150  Interpublic Group of Companies, Inc.....       2,005,712
     *13,500  King World Productions, Inc.............         397,406
      14,400  Knight-Ridder, Inc......................         736,200
     *18,300  McGraw-Hill Companies, Inc. (The).......       1,864,312
    *112,000  MediaOne Group, Inc.....................       5,264,000
       9,700  Meredith Corporation....................         367,387
     *33,600  New York Times Company (The) - Class           1,165,500
               A......................................
     *31,300  Omnicom Group, Inc......................       1,815,400
      98,900  TCI Communications, Inc.................       5,470,406
     225,500  Time Warner, Inc........................      13,995,093
      14,600  Times Mirror Co. - Class A..............         817,600
     *21,800  Tribune Company.........................       1,438,800
     *65,700  Viacom, Inc. - Class B..................       4,861,800
     377,000  Walt Disney Company (The)...............      11,310,000
                                                        --------------
                                                            90,375,920
                                                        --------------
              REAL ESTATE -- 0.0%
       7,900  Pulte Corporation.......................         219,718
                                                        --------------
              RETAIL -- 7.1%
      45,300  Albertson's, Inc........................       2,885,043
      13,100  American Greetings Corporation..........         537,918
      50,200  American Stores Company.................       1,854,262
     *28,000  AutoZone, Inc...........................         922,250
      18,200  Circuit City Stores, Inc................         908,862
     *20,200  Consolidated Stores, Inc................         407,787
     *39,700  Costco Companies, Inc...................       2,865,843
      71,600  CVS Corporation.........................       3,938,000
      80,600  Dayton-Hudson Corp......................       4,372,550
      19,700  Dillard's, Inc. - Class A...............         558,987
      33,948  Dollar General Corporation..............         802,021
     *37,600  Federated Department Stores, Inc........       1,637,950
     106,475  Gap, Inc. (The).........................       5,989,218
       7,100  Great Atlantic & Pacific Tea Company,            210,337
               Inc....................................
      24,450  Hasbro, Inc.............................         883,256
     287,300  Home Depot, Inc. (The)..................      17,579,168
       6,800  Jostens, Inc............................         178,075
     *90,700  KMart Corp..............................       1,388,843
     *29,100  Kohl's Corp.............................       1,787,831
     *47,100  Kroger Company (The)....................       2,849,550
      41,800  Limited, Inc. (The).....................       1,217,425
      12,200  Liz Claiborne, Inc......................         385,062
       7,100  Longs Drug Store, Inc...................         266,250
      64,700  Lowe's Companies, Inc...................       3,311,831
      52,900  Mattel, Inc.............................       1,206,781
      43,000  May Department Stores Company...........       2,596,125
     124,400  McDonald's Corporation..................       9,532,150
     *28,200  Meyer, Fred Inc.........................       1,699,050
      52,900  NIKE, Inc. Class B......................       2,145,756
      27,400  Nordstrom, Inc..........................         950,437
      46,600  Penney (J.C.) Company, Inc..............       2,184,375
      11,700  Pep Boys - Manny, Moe & Jack............         183,543
     *10,400  Reebok International Ltd................         154,700

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)

      47,400  Rite Aid Corporation....................  $    2,349,262
      70,400  Sears, Roebuck & Co.....................       2,992,000
     *57,600  Staples, Inc............................       2,516,400
      18,600  Tandy Corporation.......................         766,087
      59,100  TJX Companies, Inc. (The)...............       1,713,900
     *48,200  Toys R Us, Inc..........................         813,375
     414,500  Wal-Mart Stores, Inc....................      33,755,843
      91,400  Walgreen Co.............................       5,352,612
      22,900  Wendy's International, Inc..............         499,506
      27,300  Winn-Dixie Stores, Inc..................       1,225,087
                                                        --------------
                                                           130,375,308
                                                        --------------
              SOFTWARE & SERVICES -- 5.4%
      12,300  Adobe Systems Incorporated, Inc.........         575,025
       8,600  Autodesk, Inc...........................         367,112
      55,300  Automatic Data Processing, Inc..........       4,434,368
     *39,700  BMC Software, Inc.......................       1,769,131
     *13,500  Ceridan Corporation.....................         942,468
      98,850  Computer Associates International,             4,213,481
               Inc....................................
     *29,100  Computer Sciences Corp..................       1,875,131
      35,400  Compuware Corporation...................       2,765,625
      90,500  Electronic Data Systems Corporation.....       4,547,625
      81,400  First Data Corporation..................       2,579,362
    *458,800  Microsoft Corporation...................      63,629,825
     *64,700  Novell, Inc.............................       1,172,687
    *178,550  Oracle Corporation......................       7,699,968
     *49,600  Parametric Technology Corporation.......         812,200
     *30,000  Paychex, Inc............................       1,543,125
     *42,700  PeopleSoft, Inc.........................         808,631
                                                        --------------
                                                            99,735,764
                                                        --------------
              TRANSPORTATION -- 1.0%
     *33,600  AMR Corporation.........................       1,995,000
      86,200  Burlington Northern Santa Fe                   2,909,250
               Corporation............................
      40,400  CSX Corporation.........................       1,676,600
      26,200  Delta Air Lines, Inc....................       1,362,400
     *27,060  FDX Corporation.........................       2,408,340
      60,300  Laidlaw, Inc............................         606,768
      69,700  Norfolk Southern Corporation............       2,208,618
      13,200  Ryder System, Inc.......................         343,200
     *61,600  Southwest Airlines Co...................       1,382,150
      45,500  Union Pacific Corporation...............       2,050,343
     *16,100  US Airways Group, Inc...................         837,200
                                                        --------------
                                                            17,779,869
                                                        --------------
              UTILITIES -- 10.7%
     *33,100  Aes Corporation (The)...................       1,568,112
      50,400  Alltel Corp.............................       3,014,550
      25,300  Ameren Corporation......................       1,079,993
      35,000  American Electric Power Co., Inc........       1,647,187
     202,700  Ameritech Corporation...................      12,846,112
     332,100  AT&T Corp...............................      24,990,525
      27,200  Baltimore Gas & Electric Company........         839,800
     285,262  Bell Atlantic Corporation...............      16,206,447
     359,800  BellSouth Corp..........................      17,945,025
      27,800  Carolina Power & Light Company..........       1,308,337
      39,000  Central & South West Corp...............       1,070,062
      29,100  CINergy Corp............................       1,000,312
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            UTILITIES -- (CONTINUED)

     *15,400  Columbia Gas System, Inc................  $      889,350
      43,300  Consolidated Edison Company of New York,       2,289,487
               Inc....................................
      36,100  Dominion Resources, Inc.................       1,687,675
      26,800  DTE Energy Company......................       1,149,050
      66,352  Duke Energy Corporation.................       4,250,675
       3,800  Eastern Enterprises.....................         166,250
      65,000  Edison International....................       1,811,875
      60,900  Enron Corp..............................       3,475,106
      45,400  Entergy Corporation.....................       1,413,075
      43,500  FirstEnergy Corp........................       1,416,468
      33,500  FPL Group, Inc..........................       2,064,437
      31,500  Frontier Corporation....................       1,071,000
      23,600  GPU, Inc................................       1,042,825
    *177,400  GTE Corporation.........................      11,963,412
      52,392  Houston Industries, Inc.................       1,683,093
    *337,399  MCI WorldCom, Inc.......................      24,208,378
      21,100  New Century Energies, Inc...............       1,028,625
      52,700  Nextel Communications, Inc..............       1,245,037
     *34,500  Niagara Mohawk Power Corporation........         556,312
       8,900  NICOR, Inc..............................         376,025
      27,700  Northern States Power Company...........         768,675
       5,900  ONEOK, Inc..............................         213,137
      54,500  PacifiCorp..............................       1,147,906
      40,900  Peco Energy Company.....................       1,702,462
       6,600  Peoples Energy Corporation..............         263,175
      70,200  PG&E Corp...............................       2,211,300
      27,600  PP&L Resources Inc......................         769,350
      41,900  Public Service Enterprise Group, Inc....       1,676,000
     359,720  SBC Communications, Inc.................      19,289,985
      20,300  Sonat, Inc..............................         549,368
     128,100  Southern Company........................       3,722,906
      79,300  Sprint Corporation (FON Group)..........       6,671,112
      51,915  Texas Utilities Company.................       2,423,781
      92,143  U.S. West, Inc..........................       5,954,741
      40,000  Unicom Corporation......................       1,542,500
      78,700  Williams Companies, Inc.................       2,454,456
                                                        --------------
                                                           198,665,471
                                                        --------------
              WASTE MANAGEMENT -- 0.3%
      32,000  Browning-Ferris Industries, Inc.........         910,000
     105,682  Waste Management, Inc...................       4,927,555
                                                        --------------
                                                             5,837,555
                                                        --------------
              Total common stocks.....................  $1,840,229,311
                                                        --------------
                                                        --------------

 PRINCIPAL
   AMOUNT
------------
SHORT-TERM SECURITIES -- 0.8%
              U.S. TREASURY BILL -- 0.2%
$    200,000     3.78% due 01/07/99...................  $      199,874
     450,000     3.90% due 01/07/99...................         449,718
     300,000     3.99% due 01/21/99...................         299,335
     400,000     4.32% due 01/21/99...................         399,040
     200,000    4.355% due 01/21/99...................         199,516
     500,000     4.41% due 01/21/99...................         498,775
     150,000    4.415% due 01/21/99...................         149,632
     200,000     4.43% due 01/21/99...................         199,507

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                  MARKET
   AMOUNT                                                   VALUE
------------                                            --------------

SHORT-TERM SECURITIES -- (CONTINUED)
            U.S. TREASURY BILL -- (CONTINUED)

$  1,250,000    4.455% due 01/21/99...................  $    1,246,906
     500,000     4.52% due 01/21/99...................         498,744
                                                        --------------
                                                             4,141,047
                                                        --------------
              REPURCHASE AGREEMENT -- 0.6%
  11,733,000  Interest in $121,902,000 joint            $   11,733,000
              repurchase agreement dated 12/31/98 with
              State Street Bank 4.750% due 01/04/99;
              maturity amount $11,739,192
              (Collateralized by $121,902,000 U.S.
              Treasury Bonds 8.125% due 05/15/21).....
                                                        --------------
              Total short-term securities.............  $   15,874,047
                                                        --------------
                                                        --------------

                                                     MARKET
                                                      VALUE
                                                 ---------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $1,224,734,388)........................   99.7% $1,840,229,311
Total short-term securities (cost
 $15,874,047)...........................    0.8      15,874,047
                                          -----  ---------------
Total investment in securities
 (total cost $1,240,608,435)............  100.5   1,856,103,358
Cash, receivables and other assets......    0.7      12,955,820
Payable for securities purchased........   (1.2)    (22,930,827 )
Other liabilities.......................   (0.0)        (11,131 )
                                          -----  ---------------
Net assets (applicable to $3.570452 per
 share based on 517,054,136 shares
 outstanding)...........................  100.0% $1,846,117,220
                                          -----  ---------------
                                          -----  ---------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 1,000,000,000 shares; outstanding
 517,054,136 shares...............................  $   51,705,414
Capital surplus...................................   1,146,503,103
Accumulated undistributed net investment income...       3,697,905
Accumulated undistributed net realized gain on
 investments......................................      28,710,790
Unrealized appreciation of futures contracts**....           5,085
Unrealized appreciation of investments............     615,494,923
                                                    --------------
Net assets, applicable to share outstanding.......  $1,846,117,220
                                                    --------------
                                                    --------------

  *  Non-income producing during period
 ** The Fund had 29 Standard & Poor's 500 March 1999 Futures contracts open as of December 31, 1998. These contracts had a value of $9,029,879 as of December 31, 1998 and were collateralized by various U.S. Treasury obligations with a market value of $4,150,000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 94.3%
              AUSTRALIA -- 4.6%
     852,495  AMP Ltd.**..............................  $   10,810,674
   1,814,653  Australia & New Zealand Banking.........      11,887,219
     503,808  News Corp. Ltd..........................       3,331,188
   5,664,196  Pasminco Ltd............................       4,307,996
     318,762  Rio Tinto PLC...........................       3,784,209
     230,000  Schlumberger Ltd........................      10,608,750
    *833,178  Telstra Corporation Ltd.................       3,899,220
   2,103,846  WMC Ltd.................................       6,348,841
                                                        --------------
                                                            54,978,097
                                                        --------------
              BRAZIL -- 0.4%
    *128,700  Embratel Participacoes S.A..............       1,793,756
     *76,200  Telesp Celular Participacoes S.A........       1,333,500
  72,500,000  Telesp Participacoes S.A................       1,650,184
                                                        --------------
                                                             4,777,440
                                                        --------------
              CANADA -- 0.5%
     112,900  Canadian National Railway Company.......       5,856,687
                                                        --------------
              CHINA -- 1.4%
     863,000  Cheung Kong Holdings Ltd................       6,210,416
     *49,700  China Telecom (Hong Kong) Ltd...........       1,727,075
  *1,510,100  China Telecom (Hong Kong) Ltd...........       2,612,014
     786,000  Sun Hung Kai Properties.................       5,732,394
                                                        --------------
                                                            16,281,899
                                                        --------------
              DENMARK -- 1.4%
     191,380  Unidanmark AS- A Shares (Reg.)..........      17,290,619
                                                        --------------
              FINLAND -- 2.1%
     451,250  Metsa-Serla Class B Shares..............       3,698,559
     172,340  Nokia AB OYJ Class A Shares.............      21,103,041
                                                        --------------
                                                            24,801,600
                                                        --------------
              FRANCE -- 15.0%
      55,317  AGF-Assurance Generale de France........       3,305,547
     156,610  Alcatel.................................      19,176,707
     118,300  AXA.....................................      17,154,110
     291,371  Banque National de Paris................      24,004,429
      73,230  Casino Guichard-Perrachon S.A...........       7,629,752
      62,909  Compagnie de Saint-Gobain S.A...........       8,885,630
     163,490  Compagnie Financiere de Paribas.........      14,215,356
      75,340  Elf Aquitaine...........................       8,712,776
      95,470  France Telecom S.A......................       7,588,367
      11,780  Groupe Danone...........................       3,374,144
      78,220  Renault S.A.............................       3,514,713
      77,868  Rhone-Poulenc - Class A Shares..........       4,009,095
      49,330  Suez Lyonnaise des Eaux.................      10,137,980
     164,903  Total S.A. - Class B Shares.............      16,708,729
     120,890  Vivendi.................................      31,380,280
                                                        --------------
                                                           179,797,615
                                                        --------------
              GERMANY -- 7.2%
      14,080  Allianz AG..............................       5,241,350
     242,950  Bayer AG................................      10,203,600
     *89,810  DaimlerChrysler AG......................       8,924,246
     443,360  Hoechst AG..............................      18,341,066
      21,410  Karstadt AG.............................      11,209,390
     172,650  Mannesmann AG...........................      19,980,659

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            GERMANY -- (CONTINUED)

     193,500  Siemens AG..............................  $   12,721,664
                                                        --------------
                                                            86,621,975
                                                        --------------
              GREECE -- 0.2%
     101,500  Panafon S.A.**..........................       2,718,345
                                                        --------------
              IRELAND -- 0.0%
           2  Smurfit (Jefferson) Group...............               3
                                                        --------------
              ITALY -- 3.9%
   2,068,500  Banca Commerciale Italiana S.p.A........      14,301,053
   2,081,900  ENI S.p.A...............................      13,636,134
   2,190,300  Telecom Italia S.p.A....................      18,729,680
                                                        --------------
                                                            46,666,867
                                                        --------------
              JAPAN -- 10.8%
      70,700  Advantest Corporation...................       4,487,829
   1,619,000  Asahi Bank Ltd..........................       5,942,253
     139,000  Bridgestone Corp........................       3,160,866
   1,103,000  Fuji Bank, Ltd..........................       4,067,923
     142,000  Fuji Machine Manufacturing Co...........       4,494,284
     192,000  Fuji Photo Film Co., Ltd................       7,149,151
     159,000  Kao Corporation.........................       3,594,522
      54,500  Mabuchi Motor Co., Ltd..................       4,179,425
     182,700  Matsumotokiyoshi........................       7,078,218
      60,000  Matsushita Communication Industrial Co.,       2,835,191
               Ltd....................................
     488,000  NEC Corporation.........................       4,499,426
      75,300  Nichiei Co., Ltd........................       6,008,159
       2,120  NTT Mobile Communication Network,              8,739,624
               Inc.**.................................
     813,000  Olympus Optical Co., Ltd................       9,362,754
      88,000  Rohm Company Ltd........................       8,027,900
   1,968,000  Sakura Bank Ltd.........................       4,518,859
     169,100  Sony Corporation........................      12,338,074
      81,000  Takeda Chemical Industries Ltd..........       3,123,764
      46,400  Takefuji Corp...........................       3,393,719
     279,000  Tokyo Style Co..........................       2,829,659
   2,145,000  Toshiba Corporation.....................      12,798,123
      99,000  Uni-Charm Corp..........................       4,651,735
      76,000  Yamanouchi Pharmaceuticals Co., Ltd.....       2,452,555
                                                        --------------
                                                           129,734,013
                                                        --------------
              MEXICO -- 0.3%
      64,600  Telefonos de Mexico S.A. ADR............       3,145,212
                                                        --------------
              NETHERLANDS -- 7.6%
      67,800  Aegon N.V...............................       8,331,084
     229,300  Gucci Group N.V.........................      11,149,712
     167,857  ING Groep N.V...........................      10,241,356
     133,800  Koninklijke Ahold N.V...................       4,947,982
     278,300  Philips Electronics N.V.................      18,685,137
     114,200  Royal Dutch Petroleum Company...........       5,689,711
     *69,000  STMicroelectronics N.V..................       5,386,312
     350,337  TNT Post Group N.V......................      11,294,159
     182,900  Unilever N.V. - CVA.....................      15,642,324
                                                        --------------
                                                            91,367,777
                                                        --------------
              SOUTH AFRICA -- 0.0%
      27,600  De Beers-Centenary Linked-UT............         351,943
                                                        --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)

              SPAIN -- 3.3%
     121,500  Banco Santander S.A.....................  $    2,418,144
     808,700  ENDESA - Empresa Nacional de                  21,460,116
               Electricidad S.A.......................
      69,700  Repsol S.A..............................       3,723,792
      87,589  Telefonica S.A..........................      11,857,420
                                                        --------------
                                                            39,459,472
                                                        --------------
              SWEDEN -- 4.4%
      71,120  Hennes & Mauritz AB.....................       5,808,549
   1,612,460  Nordbanken Holding AB...................      10,344,517
     566,310  Pharmacia & Upjohn......................      31,719,623
     201,160  Telefonaktiebolaget LM Ericsson Class B        4,789,794
               Shares.................................
                                                        --------------
                                                            52,662,483
                                                        --------------
              SWITZERLAND -- 4.9%
       8,170  Holderbank Financiere Glarus AG                9,672,074
               (Bearer)...............................
       3,129  Nestle S.A..............................       6,811,672
       4,480  Novartis................................       8,806,813
         930  Roche Holdings AG Genusss...............      11,348,383
      30,060  Swisscom AG.............................      12,584,438
      32,610  UBS AG..................................      10,019,366
                                                        --------------
                                                            59,242,746
                                                        --------------
              TAIWAN -- 0.6%
    *428,040  Taiwan Semiconductor ADR................       6,072,817
                                                        --------------
              UNITED KINGDOM -- 25.7%
     620,200  Allied Domecq PLC.......................       5,639,269
   1,198,311  Allied Irish Banks PLC..................      21,333,115
     774,300  Bank of Scotland........................       9,249,849
   2,175,800  Billiton PLC............................       4,326,013
     768,500  BOC Group PLC...........................      11,251,942
   1,731,300  British American Tobacco PLC............      15,367,658
   1,266,218  British Petroleum Co., PLC..............      18,897,392
     736,500  British Telecommunications PLC..........      11,083,636
    *474,700  Cable & Wireless PLC....................       4,339,981
     525,300  Cadbury Schweppes PLC...................       8,949,696
   1,652,300  Compass Group PLC.......................      18,913,778
     812,392  Diageo PLC..............................       9,130,445
     437,200  Glaxo Wellcome PLC......................      14,991,983
      95,079  Granada Group PLC.......................       1,687,121
     209,500  Great Universal Stores PLC..............       2,194,222
     210,200  HSBC Holdings PLC.......................       5,725,090
     164,700  Imperial Chemical Industries PLC........       1,422,204
     662,400  National Westminster Bank PLC...........      12,762,326
   1,527,700  Next PLC................................      12,403,917
     665,600  Orange PLC..............................       7,724,288
     184,800  Powergen PLC............................       2,435,163
   2,132,000  Rentokil Initial PLC....................      15,944,755
   1,102,800  Scottish Power PLC......................      11,293,427
   3,154,400  Siebe PLC...............................      12,385,961
   1,982,616  SmithKline Beecham PLC..................      27,824,326
     935,800  Standard Chartered PLC..................      10,805,465
   1,398,400  Vodafone Group PLC......................      22,661,639
     156,900  Zeneca Group PLC........................       6,852,565
                                                        --------------
                                                           307,597,226
                                                        --------------
              Total common stocks.....................  $1,129,424,836
                                                        --------------
                                                        --------------

 PRINCIPAL                                                  MARKET
   AMOUNT                                                   VALUE
------------                                            --------------
SHORT-TERM SECURITIES -- 5.6%
              U.S. TREASURY BILLS -- 0.3%
$  2,200,000  3.59% due 01/14/99......................  $    2,197,147
              U.S. TREASURY BILLS
   1,000,000  3.800% due 01/14/99.....................         998,627
                                                        --------------
                                                             3,195,774
                                                        --------------
              REPURCHASE AGREEMENT -- 5.3%
  63,893,000  Interest in $1,162,198,000 joint              63,893,000
              repurchase agreement dated 12/31/98 with
              State Street Bank 4.773% due 01/04/99;
              maturity amount $63,926,885
              (Collateralized by $469,031,000 U.S.
              Treasury Notes 4.00% - 7.775% due
              10/31/99 - 02/15/07, $278,664,000 U.S.
              Treasury Bonds 7.875% - 12.75% due
              11/15/10 - 02/15/21, $414,503,000 U.S.
              Treasury Strips (principal) 0.00% due
              02/15/19 - 08/15/21)....................
                                                        --------------
              Total short-term securities.............  $   67,088,774
                                                        --------------
                                                        --------------

                                                     MARKET
                                                     VALUE
                                                 --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $984,281,196)..........................   94.3% $1,129,424,836
Total short-term securities (cost
 $67,088,774)...........................    5.6      67,088,774
                                          -----  --------------
Total investment in securities (total
 cost $1,051,369,970)...................   99.9   1,196,513,610
Cash, receivables and other assets......    0.3       3,603,264
Payable for securities purchased........   (0.1)     (1,092,350)
Payable for Fund shares redeemed........   (0.0)       (493,224)
Other liabilities.......................   (0.1)     (1,174,718)
                                          -----  --------------
Net assets..............................  100.0% $1,197,356,582
                                          -----  --------------
                                          -----  --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 1,500,000,000 shares; outstanding
 883,944,044 shares...............................  $   88,394,404
Capital surplus...................................     993,280,846
Accumulated undistributed net investment income...         958,685
Distribution in excess of net realized gain on
 investments......................................     (29,362,842)
Unrealized appreciation of investments............     145,143,640
Unrealized depreciation of forward foreign
 currencies contracts (Note 2)***.................      (1,092,350)
Unrealized appreciation of other assets and
 liabilities in foreign currencies................          34,199
                                                    --------------
Net assets........................................  $1,197,356,582
                                                    --------------
                                                    --------------

Class IA
Net asset value per share ($1,196,693,803
  DIVIDED BY 883,262,316 shares outstanding)......  $1.35
                                                    -----
                                                    -----
Class IB
Net asset value per share ($662,779  DIVIDED BY
 681,728 shares outstanding)......................  $0.97
                                                    -----
                                                    -----

* Non-income producing during period
**Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the market value of these securities amounted to $22,268,643 or 1.86% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

     ***FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 1998

                                    TOTAL        AGGREGATE     DELIVERY      UNREALIZED
DESCRIPTION                     MARKET VALUE     FACE VALUE      DATE      (DEPRECIATION)
------------------------------  -------------   ------------   ---------   ---------------
Japanese Yen (Sell)              $ 5,641,332    $  5,567,240   01/13/99      $   (74,092)
Japanese Yen (Sell)               16,278,927      15,318,960   01/13/99         (959,967)
Japanese Yen (Sell)               10,312,031      10,253,740   01/13/99          (58,291)
                                                                           ---------------
                                                                             $(1,092,350)
                                                                           ---------------
                                                                           ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 96.5%
              AEROSPACE & DEFENSE -- 2.7%
     264,600  Northrop Grumman Corporation............  $   19,348,875
     582,600  United Technologies Corporation.........      63,357,750
                                                        --------------
                                                            82,706,625
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 1.2%
    *304,200  Xerox Corporation.......................      35,895,600
                                                        --------------
              CONSUMER DURABLES -- 3.6%
     533,100  Cooper Tire & Rubber Company............      10,895,231
     622,200  Ford Motor Company......................      36,515,362
     395,600  General Motors Corporation..............      28,310,125
     156,900  Genuine Parts Company...................       5,246,343
    *229,400  Newell Co...............................       9,462,750
     318,400  TRW, Inc................................      17,890,120
                                                        --------------
                                                           108,319,931
                                                        --------------
              CONSUMER NON-DURABLES -- 3.2%
     199,200  Clorox Company (The)....................      23,269,050
     400,000  Colgate-Palmolive Company...............      37,150,000
     693,600  Kimberly-Clark Corporation..............      37,801,200
                                                        --------------
                                                            98,220,250
                                                        --------------
              CONSUMER SERVICES -- 1.9%
     814,400  Eastman Kodak Company...................      58,636,800
                                                        --------------
              ELECTRONICS -- 5.2%
  *1,270,360  General Electric Company................     129,656,117
     134,800  Johnson Controls, Inc...................       7,953,200
     476,500  Thomas & Betts Corporation..............      20,638,406
                                                        --------------
                                                           158,247,723
                                                        --------------
              ENERGY & SERVICES -- 9.1%
     544,400  Amoco Corporation.......................      32,868,150
    *521,800  Chevron Corporation.....................      43,276,787
     285,900  Eni Ads.................................      19,369,725
     563,700  Mobil Corporation.......................      49,112,362
   1,124,900  Royal Dutch Petroleum...................      53,854,587
     772,306  Sunoco, Inc.............................      27,851,285
   1,156,200  USX Corporation.........................      34,830,525
     448,400  Wisconsin Energy Corporation............      14,096,575
                                                        --------------
                                                           275,259,996
                                                        --------------
              FINANCIAL SERVICES -- 18.1%
     369,300  CIGNA Corporation.......................      28,551,506
   2,308,000  Citigroup, Inc..........................     114,246,000
     501,700  Edwards (A.G.) & Sons, Inc..............      18,688,325
     364,700  EXEL Limited............................      27,352,500
   1,176,200  Federal National Mortgage Association...      87,038,800
     768,850  Marsh & McLennan Companies, Inc.........      44,929,671
     565,700  National City Corporation...............      41,013,250
   1,375,700  Pacific Century Financial Corporation...      33,532,687
     766,300  Pinnacle West Capital Corporation.......      32,471,962
     327,800  Republic New York Corporation...........      14,935,387
  *2,602,000  U.S. Bancorp............................      92,371,000
     188,200  Wachovia Corporation....................      16,455,737
                                                        --------------
                                                           551,586,825
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 8.5%
     477,900  Anheuser-Busch Companies, Inc...........      31,362,187

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)

   1,258,975  Flowers Industries, Inc.................  $   30,136,714
     547,200  Heinz (H.J.) Company....................      30,985,200
   1,140,800  McCormick & Co., Inc....................      38,573,300
    *979,400  Nabisco Holdings Corporation............      40,645,100
   1,625,700  Philip Morris Co., Inc..................      86,974,950
                                                        --------------
                                                           258,677,451
                                                        --------------
              HEALTH CARE -- 12.5%
   1,017,800  Abbott Laboratories.....................      49,872,200
     830,700  American Home Products Corporation......      46,778,793
     382,200  Baxter International, Inc...............      24,580,237
     342,700  Bristol-Myers Squibb Company............      45,857,543
    *246,900  Merck & Co., Inc........................      36,464,043
   1,674,800  Pharmacia & Upjohn, Inc.................      94,835,550
   1,081,800  Warner-Lambert Company..................      81,337,837
                                                        --------------
                                                           379,726,203
                                                        --------------
              INDUSTRIAL MATERIALS -- 3.8%
     622,700  Abitibi-Consolidated, Inc...............       5,798,893
     215,500  Aluminum Company of America.............      16,068,218
     304,500  BOC Group PLC-Sponsored ADR.............       8,297,625
     167,900  Bowater, Inc............................       6,957,356
    *508,300  du Pont E.I. de Nemours & Company.......      26,971,668
     123,000  Imperial Chemical ADR...................       4,297,312
     171,900  Morton International, Inc...............       4,211,550
     315,300  Temple-Inland, Inc......................      18,701,231
     291,700  Weyerhaeuser Company....................      14,822,006
      96,200  Willamette Industries, Inc..............       3,222,700
     202,100  Witco Corporation.......................       3,220,968
                                                        --------------
                                                           112,569,527
                                                        --------------
              MANUFACTURING -- 0.9%
     159,300  Dana Corporation........................       6,511,387
    *306,800  Minnesota Mining and Manufacturng             21,821,150
              Company.................................
                                                        --------------
                                                            28,332,537
                                                        --------------
              MEDIA & SERVICES -- 1.3%
     608,800  Gannett Co., Inc........................      40,294,950
      31,066  Nielson Media Research Inc..............         559,188
                                                        --------------
                                                            40,854,138
                                                        --------------
              REAL ESTATE -- 2.3%
     496,800  Archstone Communities Trust.............      10,060,200
      89,300  Boston Properties, Inc..................       2,723,650
     331,200  Kimco Realty Corp. (REIT)...............      13,144,500
     414,000  Liberty Property Trust (SBI)............      10,194,750
     545,600  Spieker Properties, Inc. (REIT).........      18,891,400
     605,548  Starwood Hotels & Resorts...............      13,738,370
                                                        --------------
                                                            68,752,870
                                                        --------------
              RETAIL -- 2.4%
   1,219,000  May Department Stores Company...........      73,597,125
                                                        --------------
              UTILITIES -- 19.8%
     577,700  Ameritech Corporation...................      36,611,737
    *204,900  AT&T Corp...............................      15,418,725
   1,181,246  Bell Atlantic Corporation...............      67,109,538
   1,599,400  BellSouth Corp..........................      79,770,075
    *222,600  Columbia Gas System, Inc................      12,855,150

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)

     696,700  DQE, Inc................................  $   30,611,256
    *263,800  Duke Energy Corporation.................      16,899,687
     694,100  El Paso Energy Corporation..............      24,163,356
   1,107,500  Endesa S.A..............................      29,902,500
     445,300  Enron Corp..............................      25,409,931
     728,600  GPU, Inc................................      32,195,012
    *328,781  MCI WorldCom, Inc.......................      23,590,036
     205,200  Montana Power Company...................      11,606,625
     664,800  Nipsco Industries, Inc..................      20,234,850
     864,200  Peco Energy Company.....................      35,972,325
     333,200  Powergen PLC Sponsored ADR..............      17,826,200
   1,091,600  SBC Communications, Inc.................      58,537,050
     420,200  Sprint Corporation (FON Group)..........      35,349,325
     324,000  Texas Utilities Company.................      15,126,750
     317,900  UtiliCorp United, Inc...................      11,662,956
                                                        --------------
                                                           600,853,084
                                                        --------------
              Total common stocks.....................  $2,932,236,685
                                                        --------------
                                                        --------------

 PRINCIPAL
   AMOUNT
------------
CONVERTIBLE CORPORATE BONDS -- 0.9%
              MEDIA & SERVICES -- 0.9%
              CBS Radio, Inc.**
$ 16,830,000    7.00% due 06/30/11....................  $   26,912,836
                                                        --------------
                                                        --------------

   SHARES
------------
CONVERTIBLE PREFERRED STOCKS -- 0.8%
              SOFTWARE & SERVICES -- 0.1%
      49,500  Microsoft Corporation...................  $    4,838,625
                                                        --------------
              UTILITIES -- 0.7%
     350,000  Qwest Trends Trust**....................      16,275,000
      65,400  Texas Utilities Co......................       3,686,925
                                                        --------------
                                                            19,961,925
                                                        --------------
              Total convertible preferred stocks......  $   24,800,550
                                                        --------------
                                                        --------------

 PRINCIPAL                                                  MARKET
   AMOUNT                                                   VALUE
------------                                            --------------
SHORT-TERM SECURITIES -- 2.9%
              REPURCHASE AGREEMENT
$ 88,513,000  Interest in $1,162,198,000 joint          $   88,513,000
              repurchase agreement dated 12/31/98 with
              State Street Bank 4.773% due 01/04/99;
              maturity amount $88,559,941
              (Collateralized by $469,031,000 U.S.
              Treasury Notes 4.00% - 7.775% due
              10/31/99 - 02/15/07, $278,664,000 U.S.
              Treasury Bonds 7.876% - 12.75% due
              11/15/10 - 02/15/21, $414,603,000 U.S.
              Treasury Strips (principal) 0.00% due
              02/15/19 - 08/15/21)....................
                                                        --------------
                                                        --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $2,352,803,505)........................   96.5% $2,932,236,685
Total convertible corporate bonds (cost
 $17,066,825)...........................    0.9      26,912,836
Total convertible preferred stocks (cost
 $22,058,536)...........................    0.8      24,800,550
Total short-term securities (cost
 $88,513,000)...........................    2.9      88,513,000
                                          -----  ---------------
Total investment in securities
 (total cost $2,480,441,866)............  101.1   3,072,463,071
Cash, receivables and other assets......    0.4      13,306,760
Payable for securities purchased........   (1.5)    (44,767,218 )
Payable for Fund shares redeemed........   (0.0)       (172,927 )
Other liabilities.......................   (0.0)       (935,889 )
                                          -----  ---------------
Net assets..............................  100.0% $3,039,893,797
                                          -----  ---------------
                                          -----  ---------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 authorized 3,000,000,000 shares; outstanding
 1,411,611,945 shares.............................  $  141,161,195
Capital surplus...................................   2,192,005,280
Accumulated undistributed net investment income...       2,405,420
Accumulated undistributed net realized gain on
 investments......................................     112,538,201
Unrealized appreciation of investments............     592,021,205
Unrealized depreciation of option contracts
 written (See Note 2)***..........................        (237,504)
                                                    --------------
Net assets........................................  $3,039,893,797
                                                    --------------
                                                    --------------

Class IA
Net asset value per share ($3,031,293,305
  DIVIDED BY 1,403,061,074 shares outstanding)....  $2.16
                                                    -----
                                                    -----
Class IB
Net asset value per share ($8,600,492  DIVIDED BY
 8,550,871 shares outstanding)....................  $1.01
                                                    -----
                                                    -----

  *  Non-income producing during period
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the market value of these securities amounted to $43,187,836 or 1.4% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

   ***OPTION CONTRACTS WRITTEN -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1998

                                  NUMBER OF      EXERCISE      EXPIRATION       MARKET
DESCRIPTION                       CONTRACTS        PRICE          DATE           VALUE
------------------------------  --------------   ---------   --------------   -----------
AT&T Corp.                             205          $ 69       January 1999   $   (14,137)
Chevron Corp.                          521            94       January 1999       (10,211)
Columbia Gas System Co. (The)          223            61       January 1999        (6,467)
du Pont (E.I.) de Nemours              508            60       January 1999       (22,225)
Duke Energy Corp.                      534            67       January 1999       (19,224)
General Electric Corp.                 635           110       January 1999       (63,500)
Merck & Co., Inc.                      246           162       January 1999       (16,964)
Minnesota Mining &
 Manufacturing                         306            85       January 1999        (7,650)
Nabisco Holdings Corp.                 574            43       January 1999       (84,952)
Newell Co.                           2,294            40       January 1999      (516,150)
U.S. Bancorp                         1,300            41       January 1999       (24,375)
Xerox                                  304           120       January 1999      (136,253)
                                                                              -----------
Total option contracts written
 (cost ($684,604))                                                            $  (922,108)
                                                                              -----------
                                                                              -----------

The securities underlying these option contracts are included in the Fund's Statement of Net Assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

                                                             MARKET
    SHARES                                                   VALUE
--------------                                            ------------
COMMON STOCKS -- 52.9%
                AUSTRALIA -- 2.6%
      *114,212  AMP Ltd.***.............................  $  1,448,423
       242,737  Australia & New Zealand Banking.........     1,590,093
        67,392  News Corp. Ltd..........................       445,597
       747,683  Pasminco Ltd............................       568,662
        42,202  Rio Tinto PLC...........................       501,004
        30,800  Schlumberger Ltd........................     1,420,650
      *109,981  Telstra Corporation Ltd.................       514,704
       277,711  WMC Ltd.................................       838,057
                                                          ------------
                                                             7,327,190
                                                          ------------
                BRAZIL -- 0.2%
       *17,200  Embratel Participacoes S.A..............       239,725
       *10,200  Telesp Celular Participacoes S.A........       178,500
     9,400,000  Telesp Participacoes S.A................       213,955
                                                          ------------
                                                               632,180
                                                          ------------
                CANADA -- 0.3%
        14,700  Canadian National Railway Company.......       762,562
                                                          ------------
                CHINA -- 1.1%
       128,000  Cheung Kong Holdings Ltd................       921,127
        *6,900  China Telecom (Hong Kong) Ltd...........       239,775
      *200,100  China Telecom (Hong Kong) Ltd...........       346,112
        32,800  HSBC Holdings PLC.......................       817,139
       103,500  Sun Hung Kai Properties.................       754,838
                                                          ------------
                                                             3,078,991
                                                          ------------
                DENMARK -- 0.8%
        25,510  Unidanmark AS A Shares (Reg.)...........     2,304,753
                                                          ------------
                FINLAND -- 1.1%
        54,280  Metsa-Serla Class B Shares..............       444,892
        22,770  Nokia AB OYJ Class A Shares.............     2,788,187
                                                          ------------
                                                             3,233,079
                                                          ------------
                FRANCE -- 8.3%
         5,823  AGF-Assurance Generale de France........       347,961
        20,700  Alcatel.................................     2,534,690
        15,540  AXA.....................................     2,253,380
        39,040  Banque National de Paris................     3,216,287
         9,530  Casino Guichard-Perrachon S.A...........       992,920
         8,287  Compagnie de Saint-Gobain S.A...........     1,170,503
        21,900  Compagnie Financiere de Paribas.........     1,904,191
        10,090  Elf Aquitaine...........................     1,166,869
        12,790  France Telecom S.A......................     1,016,604
         1,550  Groupe Danone...........................       443,966
        10,430  Renault S.A.............................       468,658
        10,261  Rhone-Poulenc Class A Shares............       528,295
         6,610  Suez Lyonnaise des Eaux.................     1,358,444
        21,689  Total S.A. Class B Shares...............     2,197,629
        16,200  Vivendi.................................     4,205,149
                                                          ------------
                                                            23,805,546
                                                          ------------
                GERMANY -- 4.0%
         1,860  Allianz AG..............................       692,394
        31,800  Bayer AG................................     1,335,560
       *12,030  DaimlerChrysler AG......................     1,195,397
        58,030  Hoechst AG..............................     2,400,604
         2,835  Karstadt AG.............................     1,484,288
        23,530  Mannesmann AG...........................     2,723,109

                                                             MARKET
    SHARES                                                   VALUE
--------------                                            ------------

             GERMANY -- (CONTINUED)

       *25,810  Siemens AG..............................  $  1,696,879
                                                          ------------
                                                            11,528,231
                                                          ------------
                GREECE -- 0.1%
       *13,500  Panafon S.A.***.........................       361,553
                                                          ------------
                IRELAND -- 0.0%
             3  Smurfit (Jefferson) Group...............             5
                                                          ------------
                ITALY -- 2.2%
       274,200  Banca Commerciale Italiana S.p.A........     1,895,745
       270,900  ENI S.p.A...............................     1,774,354
       290,244  Telecom Italia S.p.A....................     2,481,936
                                                          ------------
                                                             6,152,035
                                                          ------------
                JAPAN -- 6.3%
        10,900  Advantest Corporation...................       691,900
       216,000  Asahi Bank Ltd..........................       792,789
        18,000  Bridgestone Corp........................       409,320
       147,000  Fuji Bank, Ltd..........................       542,143
        19,000  Fuji Machine Manufacturing Co...........       601,347
        26,000  Fuji Photo Film Co., Ltd................       968,114
        21,000  Kao Corporation.........................       474,748
         7,400  Mabuchi Motor Co., Ltd..................       567,481
        37,600  Matsumotokiyoshi........................     1,456,710
         8,000  Matsushita Communication Industrial Co.,       378,025
                 Ltd....................................
        65,000  NEC Corporation.........................       599,308
         8,800  Nichiei Co., Ltd........................       702,148
           290  NTT Mobile Communication Network,            1,195,514
                Inc.***.................................
       107,000  Olympus Optical Co., Ltd................     1,232,244
        12,000  Rohm Company Ltd........................     1,094,713
       262,000  Sakura Bank Ltd.........................       601,596
        23,400  Sony Corporation........................     1,707,338
        11,000  Takeda Chemical Industries Ltd..........       424,214
         6,200  Takefuji Corp...........................       453,471
        37,000  Tokyo Style Co..........................       375,259
       287,000  Toshiba Corporation.....................     1,712,383
        12,400  Uni-Charm Corp..........................       582,641
        10,000  Yamanouchi Pharmaceuticals Co., Ltd.....       322,704
                                                          ------------
                                                            17,886,110
                                                          ------------
                MEXICO -- 0.1%
         8,600  Telefonos de Mexico S.A. ADR............       418,712
                                                          ------------
                NETHERLANDS -- 4.2%
         8,900  Aegon N.V...............................     1,093,608
        30,300  Gucci Group N.V.........................     1,473,337
        22,491  ING Groep N.V...........................     1,372,229
        17,700  Koninklijke Ahold N.V...................       654,553
        36,900  Philips Electronics N.V.................     2,477,476
        14,900  Royal Dutch Petroleum Company ADR.......       742,352
        *9,200  STMicroelectronics N.V..................       718,175
        43,747  TNT Post Group N.V......................     1,410,315
        24,000  Unilever N.V.-CVA.......................     2,052,574
                                                          ------------
                                                            11,994,619
                                                          ------------
                SOUTH AFRICA -- 0.0%
         3,500  De Beers-Centenary Linked-UT............        44,622
                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                             MARKET
    SHARES                                                   VALUE
--------------                                            ------------

COMMON STOCKS -- (CONTINUED)

                SPAIN -- 2.0%
        16,300  Banco Santander S.A.....................  $    324,409
       107,100  ENDESA - Empresa Nacional de                 2,842,065
                 Electricidad S.A.......................
         9,200  Repsol S.A..............................       491,519
        10,000  Telef De Espana.........................         8,892
        10,000  Telefonica S.A..........................       445,334
       *11,452  Telefonica S.A..........................     1,550,252
                                                          ------------
                                                             5,662,471
                                                          ------------
                SWEDEN -- 2.4%
         9,420  Hennes & Mauritz AB.....................       769,355
       212,620  Nordbanken Holding AB...................     1,364,034
        75,480  Pharmacia & Upjohn......................     4,227,714
        26,930  Telefonakietebolaget LM Ericsson Class B       641,226
                 Shares.................................
                                                          ------------
                                                             7,002,329
                                                          ------------
                SWITZERLAND -- 2.7%
         1,090  Holderbank Financiere Glarus AG              1,290,399
                 (Bearer)...............................
           415  Nestle S.A..............................       903,433
           600  Novartis................................     1,179,483
           120  Roche Holdings AG Genusss...............     1,464,307
         3,650  Swisscom AG.............................     1,528,050
         4,310  UBS AG..................................     1,324,240
                                                          ------------
                                                             7,689,912
                                                          ------------
                TAIWAN -- 0.3%
       *58,145  Taiwan Semiconductor ADR................       824,932
                                                          ------------
                UNITED KINGDOM -- 14.2%
        83,100  Allied Domecq PLC.......................       755,600
       155,972  Allied Irish Banks PLC..................     2,776,715
       103,355  Bank of Scotland........................     1,234,687
       286,600  Billiton PLC............................       569,829
       102,500  BOC Group PLC...........................     1,500,747
       212,300  British American Tobacco PLC............     1,884,453
       169,625  British Petroleum Co., PLC..............     2,531,531
        90,900  British Telecommunications PLC..........     1,367,960
       *63,300  Cable & Wireless PLC....................       578,725
        70,400  Cadbury Schweppes PLC...................     1,199,426
       217,300  Compass Group PLC.......................     2,487,420
       107,194  Diageo PLC..............................     1,204,749
        54,600  Glaxo Wellcome PLC......................     1,872,283
        12,700  Granada Group PLC.......................       225,354
        27,833  Great Universal Stores PLC..............       291,512
        27,800  HSBC Holdings PLC.......................       757,171
        22,100  Imperial Chemical Industries PLC........       190,836
        88,700  National Westminster Bank PLC...........     1,708,964
       201,200  Next PLC................................     1,633,611
        89,200  Orange PLC..............................     1,035,166
        24,000  Powergen PLC............................       316,254
       285,600  Rentokil Initial PLC....................     2,135,939
       147,700  Scottish Power PLC......................     1,512,549
       422,600  Siebe PLC...............................     1,659,367
       265,606  SmithKline Beecham PLC..................     3,727,553
       123,100  Standard Chartered PLC..................     1,421,407
       187,300  Vodafone Group PLC......................     3,035,272
                                                             MARKET
    SHARES                                                   VALUE
--------------                                            ------------

                 UNITED KINGDOM -- (CONTINUED)

        21,600  Zeneca Group PLC........................  $    943,374
                                                          ------------
                                                            40,558,454
                                                          ------------
                Total common stocks.....................  $151,268,286
                                                          ------------
                                                          ------------

  PRINCIPAL
    AMOUNT
--------------
CORPORATE BONDS -- 0.9%
                COMPUTERS & EQUIPMENT -- 0.6%
$    1,500,000  Xerox                                     $    1,577,469
                  9.75% due 03/15/00....................
                                                          --------------
                FINANCIAL SERVICES -- 0.3%
       925,000  Ford Motor Credit                                948,345
                   7.5% due 04/03/00....................
                                                          --------------
                Total corporate bonds...................  $    2,525,814
                                                          --------------
                                                          --------------
ENHANCED EQUIPMENT TRUST CERTIFICATES -- 0.2%
       620,000  Daimler-Benz Vehicle Trust Series 1998-A  $      618,934
                 Class A4
                  5.23% due 12/20/01....................
                                                          --------------
                                                          --------------

     PRINCIPAL
       AMOUNT
(IN LOCAL CURRENCY)
--------------------
FOREIGN CORPORATE BONDS -- 1.8%
                       GERMANY -- 0.8%
        1,500,000      Deutsche Hypobank Frankfurt               $         929,616
                          4.5% due 08/23/02....................
        2,000,000      Kredit Fuer Wiederaufbau                          1,281,878
                         5.00% due 01/04/09....................
                                                                 -----------------
                                                                         2,211,494
                                                                 -----------------
                       JAPAN -- 0.3%
      108,000,000      Nippon Telephone and Telegraph                      976,026
                         2.50% due 07/25/07....................
                                                                 -----------------
                       UNITED KINGDOM -- 0.7%
          700,000      Caisse D'amort Dette                              1,259,288
                         7.625% due 09/08/06...................
          450,000      Hyder PLC                                           867,562
                          8.75% due 07/17/06...................
                                                                 -----------------
                                                                         2,126,850
                                                                 -----------------
                       Total foreign corporate bonds...........  $       5,314,370
                                                                 -----------------
                                                                 -----------------
FOREIGN GOVERNMENT BONDS -- 24.6%
                       CANADA -- 4.6%
        4,400,000      Canada Government                         $       3,178,174
                          8.50% due 04/01/02...................
        1,600,000      Canada Government                                 1,141,824
                          7.25% due 06/01/03...................
       12,480,000      Canada Government                                 8,564,073
                          7.50% due 03/01/01...................
        1,660,000      Province de Quebec                                  336,174
                         6.875% due 04/22/04...................
                                                                 -----------------
                                                                        13,220,245
                                                                 -----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

     PRINCIPAL
       AMOUNT                                                         MARKET
(IN LOCAL CURRENCY)                                                    VALUE
--------------------                                             -----------------

FOREIGN GOVERNMENT BONDS -- (CONTINUED)

                       DENMARK -- 4.5%
        3,000,000      Denmark Kingdom                           $         543,449
                         7.00% due 12/15/04....................
        9,000,000      Denmark Kingdom                                   1,810,083
                         7.00% due 11/10/24....................
       62,000,000      Denmark Kingdom                                  10,608,786
                         9.00% due 11/15/00....................
                                                                 -----------------
                                                                        12,962,318
                                                                 -----------------
                       FRANCE -- 0.8%
       10,000,000      France O.A.T.                                     2,129,427
                         6.00% due 10/25/25....................
                                                                 -----------------
                       GERMANY -- 6.2%
          700,000      Deutschland Republic                                527,251
                          6.50% due 07/04/27...................
        9,350,000      Deutschland Republic                              6,818,015
                          6.25% due 01/04/24...................
        2,200,000      Deutschland Republic                              1,509,530
                          6.00% due 01/04/07...................
        1,200,000      Deutschland Republic                                820,570
                         6.875% due 06/11/03...................
       11,300,000      Deutschland Republic                              7,996,385
                         6.875% due 05/12/05...................
                                                                 -----------------
                                                                        17,671,751
                                                                 -----------------
                       ITALY -- 3.5%
    4,600,000,000      Italy BTPS                                        3,184,501
                         6.00% due 11/01/07....................
    1,100,000,000      Italy BTPS                                          833,559
                         6.50% due 11/01/27....................
    8,500,000,000      Italy BTPS                                        5,580,260
                         6.25% due 03/01/02....................
                                                                 -----------------
                                                                         9,598,320
                                                                 -----------------
                       JAPAN -- 1.7%
      290,000,000      Japan Government #164                             2,907,800
                         4.10% due 12/22/03....................
      230,000,000      Japan Government #39                              1,985,236
                         2.60% due 03/20/18....................
                                                                 -----------------
                                                                         4,893,036
                                                                 -----------------
                       SLOVENIA -- 0.3%
        1,500,000      Republic of Slovenia                                979,420
                          5.75% due 06/16/04...................
                                                                 -----------------
                       SWEDEN -- 0.4%
        7,000,000      Sweden Kingdom                                    1,206,866
                         9.00% due 04/20/09....................
                                                                 -----------------
                       UNITED KINGDOM -- 2.6%
        1,100,000      European Investment Bank                          2,154,798
                          7.625% due 12/07/06..................
          575,692      FFRESH MB 1-A2***                                 1,424,331
                         11.126% due 10/05/58..................
          381,000      Iceland Republic                                    709,184
                           8.75% due 05/12/03..................
          590,000      Japan Fin Muni                                    1,150,974
                          8.375% due 12/07/06..................
     PRINCIPAL
       AMOUNT                                                         MARKET
(IN LOCAL CURRENCY)                                                    VALUE
--------------------                                             -----------------

             UNITED KINGDOM -- (CONTINUED)

          850,000      United Kingdom Treasury Gilt              $       1,710,369
                           7.75% due 09/08/06..................
          200,000      United Kingdom Treasury Gilt                        373,190
                           6.75% due 11/26/04..................
                                                                 -----------------
                                                                         7,522,846
                                                                 -----------------
                       Total foreign government bonds..........  $      70,184,229
                                                                 -----------------
                                                                 -----------------

  PRINCIPAL
    AMOUNT
--------------
U.S. TREASURIES & FEDERAL AGENCIES -- 1.2%
                U.S. TREASURY NOTE -- 0.5%
$    1,300,000  5.875% due 07/31/99.....................  $    1,308,937
                                                          --------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION --
                0.2%
     1,020,000  FNMA-Global Medium Term Note                     659,645
                  6.375% due 08/15/07...................
                                                          --------------
                FEDERAL HOME LOAN MORTGAGE ASSOCIATION
                -- 0.5%
     1,420,000  5.125% due 10/15/08.....................       1,392,559
                                                          --------------
                Total U.S. treasuries & federal           $    3,361,141
                agencies................................
                                                          --------------
                                                          --------------
SHORT-TERM SECURITIES -- 19.8%
                CERTIFICATES OF DEPOSIT -- 2.2%
     1,500,000  Canadian Imperial Bank of Commerce        $    1,499,805
                  5.55% due 02/10/99....................
     1,700,000  Canadian Imperial Bank (NY)                    1,699,761
                  5.74% due 03/31/99....................
     1,500,000  Credit Agricole (USA)                          1,499,905
                  5.70% due 03/02/99....................
     1,500,000  Deutsche Bank (NY)                             1,499,812
                  5.70% due 04/06/99....................
                                                          --------------
                                                               6,199,283
                                                          --------------
                COMMERCIAL PAPER -- 3.8%
     2,000,000  Corporate Asset Funding Co.                    1,985,408
                  5.36% due 02/19/99....................
     1,000,000  Ford Motor Credit Europe                         984,630
                  5.03% due 04/21/99....................
     2,000,000  National Rural Utilities                       1,976,386
                  5.02% due 03/26/99....................
     2,000,000  Peacock Funding Group                          1,990,177
                  5.20% due 02/04/99....................
     2,000,000  Rose Funding                                   1,982,920
                  5.49% due 02/26/99....................
     2,000,000  Variable Funding Capital                       1,984,423
                  5.29% due 02/23/99....................
                                                          --------------
                                                              10,903,944
                                                          --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------

SHORT-TERM SECURITIES -- (CONTINUED)

                REPURCHASE AGREEMENT -- 13.8%
$   39,347,000  Interest in $1,162,198,000 joint          $   39,347,000
                repurchase agreement dated 12/31/98 with
                State Street Bank 4.773% due 01/04/99;
                maturity amount $39,367,867
                (Collateralized by $468,031,000 U.S.
                Treasury Notes 4.00% - 7.775% due
                10/31/99 - 02/16/07, $278,664,000 U.S.
                Treasury Bonds 7.875% - 12.75% due
                11/16/10 - 02/16/21, $414,603,000 U.S.
                Treasury Strips (principal) 0.00% due
                02/15/19 - 08/15/21)....................
                                                          --------------
                Total short-term securities.............  $   56,450,227
                                                          --------------
                                                          --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $134,347,542)..........................   52.9% $151,268,286
Total corporate bonds (cost
 $2,520,114)............................    0.9     2,525,814
Total enhanced equipment trust
 certificates (cost $619,943)...........    0.2       618,934
Total foreign corporate bonds (cost
 $4,998,485)............................    1.8     5,314,370
Total foreign government bonds (cost
 $66,016,648)...........................   24.6    70,184,229
Total U.S. treasuries & federal agencies
 (cost $3,307,214)......................    1.2     3,361,141
Total short-term securities (cost
 $56,450,227)...........................   19.8    56,450,227
                                          -----  ------------
Total investment in securities
 (total cost $268,260,173)..............  101.4   289,723,001
Cash, receivables and other assets......    1.3     3,809,109
Payable for securities purchased........   (2.4)   (6,810,385)
Payable for Fund Shares redeemed........   (0.0)       (4,291)
Other liabilities.......................   (0.3)     (864,905)
                                          -----  ------------
Net assets (applicable to $1.154689 per
 share based on 247,558,004 shares
 outstanding)...........................  100.0% $285,852,529
                                          -----  ------------
                                          -----  ------------

                                                       MARKET
                                                       VALUE
                                                    ------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
 authorized 750,000,000 shares; outstanding
 247,558,004 shares...............................  $ 24,755,800
Capital surplus...................................   241,092,418
Accumulated undistributed net investment income...       763,703
Distribution in excess of net realized gain on
 investments......................................    (1,405,044)
Unrealized appreciation of futures contracts**....       218,919
Unrealized appreciation of investments............    21,462,828
Unrealized depreciation of forward foreign
 currenies contracts (Note 2)****.................      (807,877)
Unrealized depreciation of other assets and
 liabilities in foreign currencies................      (228,218)
                                                    ------------
Net assets, applicable to shares outstanding......  $285,852,529
                                                    ------------
                                                    ------------

  *  Non-income producing during period
 ** The fund had 36 March NEW FTSE 100 Index future contracts, 2 March TSE 35 Index futures contracts, 93 March MATIF CAC 40 Index futures contracts, 19 March ASX ALL ORDS Index futures contracts, 3 January IBEX 35 PLUS Index futures contracts, 6 March TSE 10 year JGB Index futures contracts, 19 March TSE TOPIX Index futures contracts, 108 January OMX Index futures contracts, 7 March MIB 30 Index futures contracts, 5 DTB DAX Index futures contracts open as of December 31, 1998. These contracts had a market value of $20,651,362 as of December 31, 1998 and are collateralized by various U.S. Treasury obligations having a market value of $1,308,937.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the market value of these securities amounted to $4,429,821 or 1.55% of net assets.

    ****FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 1998

                                                                             UNREALIZED
                                    TOTAL        AGGREGATE     DELIVERY     APPRECIATION
DESCRIPTION                     MARKET VALUE     FACE VALUE      DATE      (DEPRECIATION)
------------------------------  -------------   ------------   ---------   ---------------
Australian Dollars (Buy)         $   805,406    $    820,860   01/29/99       $  (15,454)
Australian Dollars (Buy)             333,762         340,564   03/31/99           (6,802)
Australian Dollars (Buy)             459,825         462,506   03/31/99           (2,681)
Australian Dollars (Sell)          1,445,695       1,525,537   01/29/99           79,842
Canadian Dollars (Buy)               111,406         111,182   03/18/99              224
Canadian Dollars (Buy)             1,782,996       1,779,870   01/29/99            3,126
Canadian Dollars (Buy)               111,588         111,393   03/18/99              195
Canadian Dollars (Sell)           11,555,975      11,494,216   01/29/99          (61,759)
Canadian Dollars (Sell)            3,167,892       3,152,104   01/29/99          (15,788)
Danish Kroner (Buy)                1,915,460       1,917,135   02/08/99           (1,675)
Danish Kroner (Buy)                  965,050         970,910   02/08/99           (5,860)
Danish Kroner (Sell)               4,020,853       4,061,765   01/29/99           40,912
Danish Kroner (Sell)               4,991,250       4,998,330   01/29/99            7,080
Danish Kroner (Sell)                 178,313         178,552   01/29/99              239
Danish Kroner (Sell)               2,444,130       2,437,991   01/29/99           (6,139)
Danish Kroner (Sell)               1,375,039       1,384,189   01/29/99            9,150
French Francs (Buy)                1,290,217       1,300,458   03/31/99          (10,241)
French Francs (Buy)                1,859,347       1,855,984   03/31/99            3,363
French Francs (Sell)               2,326,746       2,359,021   01/29/99           32,275
German Deutschemarks (Buy)           923,317         960,699   01/13/99          (37,382)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

                                                                             UNREALIZED
                                    TOTAL        AGGREGATE     DELIVERY     APPRECIATION
DESCRIPTION                     MARKET VALUE     FACE VALUE      DATE      (DEPRECIATION)
------------------------------  -------------   ------------   ---------   ---------------
German Deutschemarks (Buy)       $   989,268    $  1,001,274   01/13/99       $  (12,006)
German Deutschemarks (Buy)           960,489         952,268   01/13/99            8,221
German Deutschemarks (Buy)           784,184         775,207   01/29/99            8,977
German Deutschemarks (Buy)           993,875         973,243   02/18/99           20,632
German Deutschemarks (Buy)         2,339,813       2,294,118   01/28/99           45,695
German Deutschemarks (Buy)           820,184         819,938   01/29/99              246
German Deutschemarks (Buy)         3,068,796       3,067,194   02/10/99            1,602
German Deutschemarks (Buy)           720,374         730,371   02/10/99           (9,997)
German Deutschemarks (Buy)           831,058         842,150   03/18/99          (11,092)
German Deutschemarks (Buy)           555,542         559,818   03/18/99           (4,276)
German Deutschemarks (Buy)         1,982,360       1,980,530   01/29/99            1,830
German Deutschemarks (Buy)           239,995         239,363   01/29/99              632
German Deutschemarks (Sell)        2,237,284       2,302,611   01/22/99           65,327
German Deutschemarks (Sell)       16,820,664      16,946,028   01/29/99          125,364
German Deutschemarks (Sell)        1,522,770       1,535,985   01/29/99           13,215
German Deutschemarks (Sell)        2,061,559       2,048,897   01/29/99          (12,662)
German Deutschemarks (Sell)        1,419,572       1,402,881   01/29/99          (16,691)
German Deutschemarks (Sell)          758,985         743,069   01/29/99          (15,916)
German Deutschemarks (Sell)        1,892,362       1,856,386   01/29/99          (35,976)
German Deutschemarks (Sell)        1,920,768       1,918,925   02/08/99           (1,843)
German Deutschemarks (Sell)          966,387         972,164   02/08/99            5,777
German Deutschemarks (Sell)          900,468         897,129   02/10/99           (3,339)
Italian Lira (Sell)                  625,605         584,511   01/19/99          (41,094)
Italian Lira (Sell)                2,083,333       1,937,679   01/07/99         (145,654)
Italian Lira (Sell)                6,606,797       6,136,778   01/07/99         (470,019)
Italian Lira (Buy)                   777,744         784,359   03/19/99           (6,615)
Italian Lira (Buy)                   584,764         589,835   03/19/99           (5,071)
Italian Lira (Sell)                  191,703         191,616   01/07/99              (87)
Italian Lira (Sell)                  133,769         135,682   01/29/99            1,913
Japanese Yen (Buy)                    18,871          17,860   01/29/99            1,011
Japanese Yen (Buy)                 1,116,211       1,058,120   03/11/99           58,091
Japanese Yen (Buy)                   719,860         708,847   03/11/99           11,013
Japanese Yen (Sell)                1,004,407         969,048   01/13/99          (35,359)
Japanese Yen (Sell)                  743,912         734,142   01/13/99           (9,770)
Japanese Yen (Sell)                2,124,934       1,999,627   01/13/99         (125,307)
Japanese Yen (Sell)                1,358,470       1,350,791   01/13/99           (7,679)
Japanese Yen (Sell)                1,052,738       1,018,036   01/29/99          (34,702)
Japanese Yen (Sell)                1,009,166       1,009,433   01/13/99              267
Japanese Yen (Sell)                1,032,224         963,637   02/18/99          (68,587)
Japanese Yen (Sell)                1,004,883         957,176   01/13/99          (47,707)
Spanish Pesetas (Buy)                194,839         196,513   01/15/99           (1,674)
Swedish Krona (Buy)                2,207,274       2,299,308   01/22/99          (92,034)
Swedish Krona (Buy)                1,548,756       1,604,450   01/29/99          (55,694)
Swedish Krona (Buy)                1,923,186       1,999,383   01/29/99          (76,197)
Swedish Krona (Buy)                  269,068         271,934   01/22/99           (2,866)
Swedish Krona (Buy)                  611,287         619,600   01/22/99           (8,313)
Swedish Krona (Sell)               4,666,050       4,866,267   10/29/99          200,217
Swiss Francs (Buy)                   900,058         899,186   02/10/99              872
Swiss Francs (Sell)                3,050,117       3,077,036   02/10/99           26,919
Swiss Francs (Sell)                  705,728         732,373   02/10/99           26,645
British Pounds (Buy)               2,003,117       2,002,864   01/29/99              253
British Pounds (Buy)                 923,623         921,278   01/29/99            2,345
British Pounds (Buy)                 371,439         372,512   01/29/99           (1,073)
British Pounds (Buy)               1,926,478       1,964,983   03/19/99          (38,505)
British Pounds (Buy)               1,386,985       1,408,341   03/19/99          (21,356)
British Pounds (Sell)             12,660,432      12,630,581   01/29/99          (29,851)
British Pounds (Sell)              2,285,088       2,282,988   01/28/99           (2,100)
British Pounds (Sell)                182,403         185,949   01/29/99            3,546
                                                                           ---------------
                                                                              $ (807,877)
                                                                           ---------------
                                                                           ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
COMMON STOCKS -- 98.0%
            AEROSPACE & DEFENSE -- 0.8%
   *64,455  Loral Space & Communications Ltd........  $  1,148,123
                                                      ------------
            BUSINESS SERVICES -- 8.0%
   *57,100  Ingram Micro, Inc.......................     1,991,362
   *97,850  Iron Mountain, Inc......................     3,528,715
   *77,200  Pierce Leahy Corp.......................     1,968,600
   *20,000  Robert Half International Inc...........       890,000
    64,800  Viad Corp...............................     1,968,300
   *33,900  Young & Rubicam, Inc....................     1,097,512
                                                      ------------
                                                        11,444,489
                                                      ------------
            COMMUNICATIONS EQUIPMENT -- 1.3%
   *37,300  ADC Telecommunications, Inc.............     1,296,175
   *13,300  Network Appliance, Inc..................       598,500
                                                      ------------
                                                         1,894,675
                                                      ------------
            COMPUTERS & OFFICE EQUIPMENT -- 3.5%
    43,200  Affiliated Computer Services, Inc.......     1,944,000
   *46,700  NCR Corporation.........................     1,949,725
   *33,300  Unisys Corporation......................     1,146,768
                                                      ------------
                                                         5,040,493
                                                      ------------
            CONSUMER DURABLES -- 1.3%
    40,230  Hertz Corporation (The).................     1,835,493
                                                      ------------
            CONSUMER NON-DURABLES -- 2.1%
    18,100  Black & Decker Corporation (The)........     1,014,731
    74,500  Miller (Herman) Inc.....................     2,002,187
                                                      ------------
                                                         3,016,918
                                                      ------------
            CONSUMER SERVICES -- 3.6%
   *30,400  DeVry, Inc..............................       931,000
    35,600  Galileo International, Inc..............     1,548,600
    64,400  Sodexho Marriott Services, Inc..........     1,783,075
    17,200  Starbucks Corporation...................       965,350
                                                      ------------
                                                         5,228,025
                                                      ------------
            ELECTRONICS -- 6.8%
   *63,160  Analog Devices, Inc.....................     1,981,645
    38,600  Linear Technology Corporation...........     3,457,112
   *58,700  Maxim Integrated Products, Inc..........     2,564,456
   *29,100  Sanmina Corporation.....................     1,818,750
                                                      ------------
                                                         9,821,963
                                                      ------------
            FINANCIAL SERVICES -- 15.5%
    61,300  Ace Ltd.................................     2,111,018
    42,800  City National Corporation...............     1,781,550
    59,905  Equifax, Inc............................     2,048,002
    57,100  Franklin Resources, Inc.................     1,827,200
    64,500  Heller Financial, Inc...................     1,894,687
    40,096  Legg Mason, Inc.........................     1,265,530
    33,530  Old Kent Financial Corporation..........     1,559,145
   *64,000  Sabre Group Holdings....................     2,848,000
    41,705  State Street Corporation................     2,901,104
    62,530  T. Rowe Price Associates, Inc...........     2,141,652
    31,400  Unum Corporation........................     1,832,975
                                                      ------------
                                                        22,210,863
                                                      ------------

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------

            FOOD, BEVERAGE & TOBACCO -- 1.6%
   *61,400  Keebler Foods Company...................  $  2,310,175
                                                      ------------
            HEALTH CARE -- 12.2%
    44,135  Biomet, Inc.............................     1,776,433
   *19,700  Forest Laboratories, Inc................     1,047,793
    *9,700  Genentech, Inc..........................       772,968
   *68,800  Health Management Associates, Inc.......     1,487,800
   *32,500  Human Genome Sciences, Inc..............     1,155,781
   *25,100  Immunex Corporation.....................     3,157,893
    14,975  Perkin-Elmer Corporation (The)..........     1,460,998
   106,750  ServiceMaster Company (The).............     2,355,171
    43,000  Stryker Corporation.....................     2,367,687
   *38,200  Sunrise Assisted Living, Inc............     1,981,625
                                                      ------------
                                                        17,564,149
                                                      ------------
            INDUSTRIAL MATERIALS -- 3.7%
   138,400  Abitibi-Consolidated, Inc...............     1,288,850
    19,000  Phelps Dodge Corporation................       966,625
    60,400  Sealed Air Corporation..................     3,084,175
                                                      ------------
                                                         5,339,650
                                                      ------------
            MANUFACTURING -- 3.0%
   *85,310  Covance, Inc............................     2,484,653
    32,620  Danaher Corporation.....................     1,771,673
                                                      ------------
                                                         4,256,326
                                                      ------------
            MEDIA & SERVICES -- 11.9%
  *124,600  American Tower Corporation..............     3,683,487
   *38,900  Lamar Advertising Company...............     1,449,025
   *53,712  Outdoor Systems, Inc....................     1,611,360
    20,500  Scripps E.W. Co.........................     1,019,875
    82,730  Stewart Enterprises, Inc................     1,840,742
   *70,300  Tele-Communications, Inc................     3,238,193
  *115,900  Univision Communications, Inc...........     4,194,131
                                                      ------------
                                                        17,036,813
                                                      ------------
            RETAIL -- 9.7%
    *5,000  Amazon.com, Inc.........................     1,606,250
    25,110  CVS Corporation.........................     1,381,050
   150,800  Dollar General Corporation..............     3,562,650
    38,100  Gucci Group.............................     1,852,612
   *44,600  Papa John's International, Inc..........     1,967,975
   *36,550  Staples, Inc............................     1,596,778
   *40,300  Whole Foods Market, Inc.................     1,949,512
                                                      ------------
                                                        13,916,827
                                                      ------------
            SOFTWARE & SERVICES -- 9.8%
   *46,700  Bisys Group, Inc. (The).................     2,410,887
   *96,900  CBT Group Public Ltd. Company...........     1,441,387
   *30,755  Ceridan Corporation.....................     2,147,083
    *3,100  eBay, Inc...............................       747,875
    75,900  First Data Corporation..................     2,405,081
   *45,800  Policy Management Systems Corporation...     2,312,900
   *97,300  Rational Software Corporation...........     2,578,450
                                                      ------------
                                                        14,043,663
                                                      ------------
            TRANSPORTATION -- 1.4%
    88,218  Southwest Airlines Co...................     1,979,391
                                                      ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------

COMMON STOCKS -- (CONTINUED)

            UTILITIES -- 1.8%
   *53,700  Intermedia Communications, Inc..........  $    926,325
   *53,300  McLeodUSA Incorporated..................     1,665,625
                                                      ------------
                                                         2,591,950
                                                      ------------
            Total common stocks.....................  $140,679,986
                                                      ------------
                                                      ------------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 1.2%
             REPURCHASE AGREEMENT
             Interest in $1,162,198,000 joint
             repurchase agreement dated 12/31/98 with
             State Street Bank 4.773% due 01/04/99;
             maturity amount $1,667,884
             (Collateralized by $469,031,000 U.S.
             Treasury Notes 4.00% - 7.775% due
             10/31/99 - 02/15/07, $278,664,000 U.S.
             Treasury Bonds 7.875% - 12.75% due
             11/15/10 - 02/15/21, $414,603,000 U.S.
             Treasury Strips (principal) 0.00% due
             02/15/19 - 08/15/21)....................  $  1,667,000
$ 1,667,000
                                                       ------------
                                                       ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 750,000,000 shares; outstanding
 99,699,854 shares................................  $  9,969,985
Capital surplus...................................   111,118,741
Accumulated undistributed net realized gain on
 investments......................................     3,329,966
Unrealized appreciation of investments............    19,074,951
                                                    ------------
Net assets, applicable to shares outstanding......  $143,493,643
                                                    ------------
                                                    ------------

                                                       MARKET
                                                       VALUE
                                                    ------------
STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investment in securities, at value (total cost
 $123,272,035) - see accompanying portfolio.......  $142,346,986
Receivable for investment securities sold.........    16,319,887
Receivable for Fund shares sold...................       362,861
Receivable dividend and interest..................        52,873
Cash and other assets.............................           436
                                                    ------------
Total assets......................................  $159,083,043
                                                    ------------
                                                    ------------
LIABILITIES
Investment securities purchased...................  $ 15,588,467
Dividend payable..................................            84
Other accrued expenses............................           849
                                                    ------------
Total liabilities.................................    15,589,400
                                                    ------------
Net assets (applicable to $1.439256 per share
 based on 99,699,854 shares outstanding)..........  $143,493,643
                                                    ------------
                                                    ------------

  *  Non-income producing during period

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------
COMMON STOCKS -- 97.3%
            AEROSPACE & DEFENSE -- 3.3%
     4,200  AlliedSignal, Inc.......................  $   186,112
     2,800  Lockheed Martin Corporation.............      237,300
     3,800  United Technologies Corporation.........      413,250
                                                      -----------
                                                          836,662
                                                      -----------
            BUSINESS SERVICES -- 1.1%
     2,100  Fluor Corporation.......................       89,381
     5,700  Snyder Communications, Inc..............      192,375
                                                      -----------
                                                          281,756
                                                      -----------
            COMMUNICATIONS EQUIPMENT -- 3.0%
    *4,600  Cisco Systems, Inc......................      426,937
     2,700  Lucent Technologies, Inc................      297,000
    *1,050  Sprint Corporation (PCS Group)..........       24,281
                                                      -----------
                                                          748,218
                                                      -----------
            COMPUTERS & OFFICE EQUIPMENT -- 6.7%
     8,100  Compaq Computer Corporation.............      339,693
    *1,700  Dell Computer Corporation...............      124,418
    *2,300  EMC Corporation.........................      195,500
    *1,400  Gateway 2000, Inc.......................       71,662
     2,700  Hewlett-Packard Company.................      184,443
     3,200  International Business Machines Corp....      591,231
     2,200  Sun Microsystems, Inc...................      188,375
                                                      -----------
                                                        1,695,322
                                                      -----------
            CONSUMER DURABLES -- 2.0%
     5,300  Ford Motor Company......................      311,043
     2,900  General Motors Corporation..............      207,531
                                                      -----------
                                                          518,574
                                                      -----------
            CONSUMER NON-DURABLES -- 2.1%
     1,800  Leggett & Platt, Inc....................       39,600
     5,300  Proctor & Gamble Co.....................      483,956
                                                      -----------
                                                          523,556
                                                      -----------
            CONSUMER SERVICES -- 1.7%
     7,900  Darden Restaurants, Inc.................      142,200
     3,900  Eastman Kodak Company...................      280,800
                                                      -----------
                                                          423,000
                                                      -----------
            ELECTRONICS -- 6.3%
    *4,100  Analog Devices, Inc.....................      128,637
     4,300  General Electric Company................      438,868
     5,400  Intel Corporation.......................      640,237
     1,800  Texas Instruments, Inc..................      154,012
     5,500  York International Corp.................      224,468
                                                      -----------
                                                        1,586,222
                                                      -----------
            ENERGY & SERVICES -- 4.4%
    *1,800  Conoco, Inc.............................       37,575
       900  Exxon Corporation.......................       65,812
    *3,100  Friede Goldman International, Inc.......       35,262
     7,500  Noble Affiliates, Inc...................      184,687
     5,300  Royal Dutch Petroleum...................      253,737
     2,600  Sunoco, Inc.............................       93,762
    21,200  Union Pacific Resources Group, Inc......      192,125

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------

          ENERGY & SERVICES -- (CONTINUED)

     8,200  USX Corporation.........................  $   247,025
                                                      -----------
                                                        1,109,985
                                                      -----------
            FINANCIAL SERVICES -- 15.8%
       600  American Express Company................       61,350
     2,700  American International Group, Inc.......      260,887
     5,000  Associates First Capital Corporation....      211,875
     3,900  CIGNA Corporation.......................      301,518
    11,500  Citigroup, Inc..........................      569,250
     2,700  City National Corporation...............      112,387
     4,600  Cullen/Frost Bankers, Inc...............      252,425
     3,300  Edwards (A.G.) & Sons, Inc..............      122,925
     4,200  Federal Home Loan Mortgage Corporation..      270,637
     7,600  Federal National Mortgage Association...      562,400
     3,400  FINOVA Group, Inc.......................      183,387
     3,200  Marsh & McLennan Cos., Inc..............      187,000
     3,700  Mercantile Bankshares Corporation.......      142,450
     2,600  NAC Re Corp.............................      122,037
     4,600  National City Corporation...............      333,500
     9,100  Pacific Century Financial Corporation...      221,812
     1,100  Reinsurance Group of America, Inc.......       77,000
                                                      -----------
                                                        3,992,840
                                                      -----------
            FOOD, BEVERAGE & TOBACCO -- 6.4%
     7,800  Anheuser-Busch Companies, Inc...........      511,875
     1,100  Coca-Cola Company, (The)................       73,562
     1,900  Heinz (H.J.) Company....................      107,587
     6,300  Interstate Bakeries Corp................      166,556
     9,300  Philip Morris Co.,Inc...................      497,550
     3,100  Unilever United States, Inc.............      257,106
                                                      -----------
                                                        1,614,236
                                                      -----------
            HEALTH CARE -- 12.3%
    12,000  Abbott Laboratories.....................      588,000
     8,700  American Home Products Corporation......      489,918
    *2,200  Amgen, Inc..............................      230,037
     1,100  Baxter International, Inc...............       70,743
     5,000  Bergen Brunswig Corporation.............      174,375
    *5,900  Boston Scientific Corporation...........      158,193
     1,000  Bristol-Myers Squibb Company............      133,812
     7,500  Columbia/HCA Healthcare Corporation.....      185,625
    *6,300  Genzyme Corporation.....................      313,425
      *399  Genzyme Molecular Oncology..............        1,296
     4,800  HBO & Company...........................      137,700
       600  Merck & Co., Inc........................       88,612
     1,900  Pharmacia & Upjohn, Inc.................      107,587
     5,900  Warner-Lambert Company..................      443,606
                                                      -----------
                                                        3,122,929
                                                      -----------
            INDUSTRIAL MATERIALS -- 3.2%
     5,100  Air Products & Chemicals, Inc...........      204,000
     2,300  Aluminum Company of America.............      171,493
     7,800  Engelhard Corporation...................      152,100
     1,700  Georgia-Pacific Corporation.............       99,556
     2,500  Minerals Technologies, Inc..............      102,343
    *1,700  Sealed Air Corporation..................       86,806
                                                      -----------
                                                          816,298
                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------

COMMON STOCKS -- (CONTINUED)

            MEDIA & SERVICES -- 2.4%
    *3,500  AirTouch Communications, Inc............  $   252,437
      *800  America Online, Inc.....................      115,800
     3,800  Gannett Co., Inc........................      251,512
                                                      -----------
                                                          619,749
                                                      -----------
            REAL ESTATE -- 0.5%
     5,400  Starwood Hotels & Resorts...............      122,512
                                                      -----------
            RETAIL -- 7.1%
     4,300  Dayton-Hudson Corp......................      233,275
     5,500  Dollar General Corporation..............      129,937
     5,750  Gap, Inc. (The).........................      323,437
     1,600  Home Depot, Inc. (The)..................       97,900
     2,800  May Department Stores Company...........      169,050
     2,500  McDonald's Corporation..................      191,562
     8,100  Wal-Mart Stores, Inc....................      659,643
                                                      -----------
                                                        1,804,804
                                                      -----------
            SOFTWARE & SERVICES -- 6.0%
    *2,700  Bisys Group, Inc. (The).................      139,387
    *1,700  BMC Software, Inc.......................       75,756
     6,000  First Data Corporation..................      190,125
    *7,300  Microsoft Corporation...................    1,012,418
    *4,100  Sterling Software, Inc..................      110,956
                                                      -----------
                                                        1,528,642
                                                      -----------
            UTILITIES -- 13.0%
     2,700  ALLTEL Corp.............................      161,493
     4,600  Ameritech Corporation...................      291,525
     4,900  AT&T Corp...............................      368,725
     6,000  Bell Atlantic Corporation...............      340,875
    12,000  BellSouth Corp..........................      598,500
     8,000  Central & South West Corp...............      219,500
     5,600  DQE, Inc................................      246,050
     3,500  El Paso Energy Corporation..............      121,843
     6,000  GPU, Inc................................      265,125
     9,400  SBC Communications, Inc.................      504,075
     2,200  Sprint Corporation (FON Group)..........      185,075
                                                      -----------
                                                        3,302,786
                                                      -----------
            Total common stocks.....................  $24,648,091
                                                      -----------
                                                      -----------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 3.8%
             REPURCHASE AGREEMENT
             Interest in $1,162,198,000 joint
             repurchase agreement dated 12/31/98 with
             State Street Bank 4.773% due 01/04/99;
             maturity amount $954,506 (Collateralized
             by $469,031,000 U.S. Treasury Notes
             4.00% - 7.775% due 10/31/99 - 02/15/07,
             $278,664,000 U.S. Treasury Bonds 7.875%
             -12.75% due 11/15/10 - 02/15/21,
             $414,603,000 U.S. Treasury Strips
             (principal) 0.00% due 02/15/19 -
             08/15/21)...............................  $   954,000
$   954,000
                                                       -----------
                                                       -----------

                                                    MARKET
                                                     VALUE
                                                  -----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $21,360,397)...........................    97.3% $24,648,091
Total short-term securities (cost
 $954,000)..............................     3.8      954,000
                                          ------  -----------
Total investment in securities (total
 cost $22,314,397)......................   101.1   25,602,091
Cash, receivables and other assets......     1.0      243,302
Payable for securities purchased........    (2.0)    (507,047)
Payable for dividends...................    (0.1)     (13,463)
Other liabilities.......................    (0.0)      (1,758)
                                          ------  -----------
Net assets..............................   100.0% $25,323,125
                                          ------  -----------
                                          ------  -----------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 authorized 1,000,000,000 shares; outstanding
 21,353,159 shares................................  $    21,353
Capital surplus...................................   22,081,669
Accumulated undistributed net investment income...          278
Distribution in excess of net realized gain on
 investments......................................      (81,434)
Unrealized appreciation of futures contracts......       13,565
Unrealized appreciation of investments............    3,287,694
                                                    -----------
Net assets........................................  $25,323,125
                                                    -----------
                                                    -----------

Class IA
Net asset value per share ($25,312,182
  DIVIDED BY 21,343,159
 shares outstanding)..............................  $1.19
                                                    -----
                                                    -----
Class IB
Net asset value per share ($10,943  DIVIDED BY
 10,000
 shares outstanding)..............................  $1.09
                                                    -----
                                                    -----

  *  Non-income producing during period
 ** The Fund had 1 Standard & Poor's 500 March 1999 futures contract open as of December 31, 1998. This contract had a value of $311,375 as of December 31, 1998 and was collateralized by $13,500 of cash.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

PRINCIPAL                                                 MARKET
  AMOUNT                                                  VALUE
----------                                             ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
             DLJ Commercial Mortgage Corp., Series
              1998-CF1 Class B2
 $150,000      7.33% due 01/15/10....................  $    141,621
                                                       ------------
                                                       ------------

  SHARES
----------
CONVERTIBLE PREFERRED STOCK -- 1.4%
             UTILITIES -- 1.4%
    8,000    Coastal Finance Corp....................  $    197,000
                                                       ------------
                                                       ------------
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 89.2%
             COMMUNICATION EQUIPMENT -- 1.1%
             Metromedia Fiber Network
 $160,000      10.00% due 11/15/08...................  $    164,400
                                                       ------------
             CONSUMER NON-DURABLES -- 0.3%
             Revlon Consumer Products Corp.
   50,000      8.625% due 02/01/08...................        45,500
                                                       ------------
             CONSUMER SERVICES -- 2.1%
             Regal Cinemas, Inc.
  100,000      9.50% due 06/01/08....................       104,000
             Six Flags Entertainment Corp.
  200,000      8.875% due 04/01/06...................       205,250
                                                       ------------
                                                            309,250
                                                       ------------
             ELECTRONICS -- 2.6%
             Advanced Micro Devices
  100,000      11.00% due 08/01/03...................       106,500
             UNISYS Corp.
  150,000      12.00% due 04/15/03...................       168,000
             UNISYS Corp.
  100,000      7.87% due 04/01/08....................       108,500
                                                       ------------
                                                            383,000
                                                       ------------
             ENERGY & SERVICES -- 8.6%
             AES Corp. Senior Subordinated Note
  100,000      10.25% due 07/15/06...................       108,000
             AES Corp. Senior Subordinated Note
  150,000      8.00% due 12/31/08....................       148,520
             Clark Refining & Marketing, Inc.
  125,000      8.375% due 11/15/07...................       117,500
             Cogentrix Energy, Inc.
  125,000      8.75% due 10/15/08....................       133,750
             Gulf Canada Resources Ltd.
   50,000      8.375% due 11/15/05...................        49,250
             Gulf Canada Resources Ltd.
  100,000      9.625% due 07/01/05...................        99,750
             Nuevo Energy Co.
  103,000      9.50% due 04/15/06....................        99,910
             Ocean Energy, Inc.
  100,000      10.375% due 10/15/05..................       104,000
             R & B Falcon Corp.
  150,000      10.25% due 05/15/03...................       158,250
             Tesoro Petroleum Corp.
  100,000      9.00% due 07/01/08....................        97,000
PRINCIPAL                                                 MARKET
  AMOUNT                                                  VALUE
----------                                             ------------

CORPORATE NOTES -- (CONTINUED)
         ENERGY & SERVICES -- (CONTINUED)

             Tuboscope, Inc.
 $150,000      7.50% due 02/15/08....................  $    136,500
                                                       ------------
                                                          1,252,430
                                                       ------------
             FINANCIAL SERVICES -- 1.1%
             Conseco, Inc.
   50,000      7.875% due 12/15/00...................        49,585
             Trizec Finance Ltd.
  100,000      10.875% due 10/15/05..................       106,250
                                                       ------------
                                                            155,835
                                                       ------------
             FOOD, BEVERAGE & TOBACCO -- 5.3%
             Agrilink Foods, Inc.
  250,000      11.875% due 11/01/08..................       254,375
             Carr-Gottstein Foods Co.
  125,000      12.00% due 11/15/05...................       143,437
             Chiquita Brands International, Inc.
  200,000      10.25% due 11/01/06...................       207,500
             Keebler Corp.
  100,000      10.75% due 07/01/06...................       111,500
             Nabisco (RJR) Holdings Corp.
   50,000      8.75% due 07/15/07....................        50,488
                                                       ------------
                                                            767,300
                                                       ------------
             FUNERAL/CEMETERY SERVICES -- 0.8%
             Loewen Group International, Inc.
  150,000      7.60% due 06/01/08....................       120,750
                                                       ------------
             HEALTH CARE -- 3.6%
             Columbia/HCA Healthcare Corp.
  150,000      9.00% due 12/15/14....................       156,062
             Owens & Minor, Inc.
  250,000      10.875% due 06/01/06..................       268,750
             Tenet Healthcare Corp.
  100,000      8.625% due 12/01/03...................       105,515
                                                       ------------
                                                            530,327
                                                       ------------
             HOME BUILDING -- 2.6%
             DEL Webb Corp.
   50,000      9.375% due 05/01/09...................        49,000
             MDC Holdings, Inc.
  100,000      8.375% due 02/01/08...................        98,000
             Toll Brothers, Inc.
  125,000      7.75% due 09/15/07....................       124,687
             Toll Corp.
  100,000      8.75% due 11/15/06....................       102,500
                                                       ------------
                                                            374,187
                                                       ------------
             HOTELS & GAMING -- 7.9%
             Circus Circus Enterprises, Inc.
  150,000      7.625% due 07/15/13...................       134,569
             Circus Circus Enterprises, Inc.
  200,000      9.25% due 12/01/05....................       202,000
             Harrah's Operating Co., Inc.
   50,000      7.87% due 12/15/05....................        50,554
             Host Marriott Travel Plaza
   50,000      9.50% due 05/15/05....................        51,125
             La Quinta Motor Inns
  200,000      7.25% due 03/15/04....................       184,363

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1998

PRINCIPAL                                                 MARKET
  AMOUNT                                                  VALUE
----------                                             ------------

CORPORATE NOTES -- (CONTINUED)
         HOTELS & GAMING -- (CONTINUED)

             MGM Grand, Inc.
 $200,000      6.875% due 02/06/08...................  $    186,818
             Park Place Entertainment Corp.
  100,000      7.875% due 12/15/05...................       100,125
             Starwood Hotels & Resorts
  272,000      7.375% due 11/15/15...................       240,898
                                                       ------------
                                                          1,150,452
                                                       ------------
             INDUSTRIAL -- 14.0%
             Agriculture Minerals and Chemicals Co.
  150,000      10.75% due 09/30/03...................       152,250
             Allied Waste Industries, Inc.
   75,000      7.625% due 01/01/06...................        75,375
             American Standard, Inc.
   12,000      10.875% due 05/15/99..................        12,030
             Arco Chemical Co.
  300,000      9.80% due 02/01/20....................       301,962
             Big Flower Press Holdings, Inc.
  125,000      8.625% due 12/01/08...................       126,250
             Borden Chemical, Inc.
  100,000      9.50% due 05/01/05....................        83,000
             Fisher Scientific International, Inc.
  300,000      9.00% due 02/01/08....................       300,000
             Huntsman Corp.
  300,000      9.50% due 07/01/07....................       298,500
             ISP Holdings, Inc.
  125,000      9.00% due 10/15/03....................       131,562
             R & B Falcon Corp.
   50,000      9.50% due 12/15/08....................        49,937
             R & B Falcon Corp.
  100,000      7.375% due 04/15/18...................        81,132
             RCN Corp.
  113,000      10.00% due 10/15/07...................       107,915
             Stone Container Corp.
  125,000      12.58% due 08/01/16...................       133,750
             Terra Industries, Inc.
  105,000      10.50% due 06/15/05...................       108,150
             WMX Corp.
   80,000      10.50% due 04/15/05...................        74,400
                                                       ------------
                                                          2,036,213
                                                       ------------
             MANUFACTURING -- 2.0%
             AGCO Corp.
  225,000      8.50% due 03/15/06....................       218,250
             Hayes Lemmerz International, Inc.
   75,000      8.25% due 12/15/08....................        74,261
                                                       ------------
                                                            292,511
                                                       ------------
             MEDIA & SERVICES -- 8.7%
             Adelphia Communications Corp.
  148,000      9.25% due 10/01/02....................       156,140
             Chancellor Media Corp. of Los Angeles
  200,000      8.75% due 06/15/07....................       205,000
             Fox Family Worldwide, Inc.
  200,000      9.25% due 11/01/07....................       198,000
             Fox/Liberty Networks LLC
  150,000      8.875% due 08/15/07...................       153,000
             Hollinger International Publishing, Inc.
  100,000      9.25% due 02/01/06....................       105,500
PRINCIPAL                                                 MARKET
  AMOUNT                                                  VALUE
----------                                             ------------

         MEDIA & SERVICES -- (CONTINUED)

             Primedia, Inc.
 $250,000      10.25% due 06/01/04...................  $    262,500
             TCI Satellite Entertainment, Inc.
  270,000      10.87% due 02/15/07...................        89,100
             Time Warner Telecom LLC
  100,000      9.75% due 07/15/08....................       105,000
                                                       ------------
                                                          1,274,240
                                                       ------------
             PACKAGING & CONTAINERS -- 2.8%
             Ball Corp.
  115,000      8.25% due 08/01/08....................       119,600
             Container Corp. of America
  175,000      11.25% due 05/01/04...................       182,000
             Domtar, Inc.
  100,000      8.75% due 08/01/06....................       103,000
                                                       ------------
                                                            404,600
                                                       ------------
             RETAIL -- 0.7%
             Jitney-Jungle Stores of America, Inc.
   42,000      12.00% due 03/01/06...................        46,830
             KMart Corp.
   47,000      12.50% due 03/01/05...................        58,824
                                                       ------------
                                                            105,654
                                                       ------------
             SHIPBUILDING -- 0.7%
             Newport News Shipbuilding
  100,000      9.25% due 12/01/06....................       105,750
                                                       ------------
             TELECOMMUNICATIONS -- 13.4%
             Call-Net Enterprises, Inc.
  100,000      8.00% due 08/15/08....................        96,500
             Centennial Cellular Corp.
  100,000      10.75% due 12/15/08...................       100,015
             Charter Communication International
  225,000      11.25% due 03/15/06...................       253,125
             Comcast Cellular Holdings Corp. 144A
  100,000      9.50% due 05/01/07....................       106,000
             Flag Limited
  100,000      8.25% due 01/30/08....................        98,250
             Lenfest Communications
  125,000      10.50% due 06/15/06...................       146,250
             Level 3 Communications
  200,000      9.125% due 05/01/08...................       197,500
             McLeodUSA, Inc.
  100,000      9.25% due 07/15/07....................       104,500
             McLeodUSA, Inc. 144A
  100,000      9.50% due 11/08/08....................       106,000
             Nextlink Communications
  150,000      12.50% due 04/15/06...................       162,000
             Rogers Cablesystems, Inc.
  193,000      10.125% due 09/01/12..................       212,300
             Rogers Cantel Mobile, Inc.
  150,000      9.375% due 06/01/08...................       158,250
             Rogers Cantel Mobile, Inc.
   50,000      9.75% due 06/01/16....................        53,500
             Telewest Communications PLC
  100,000      11.25% due 11/01/08...................       112,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

PRINCIPAL                                                 MARKET
  AMOUNT                                                  VALUE
----------                                             ------------

CORPORATE NOTES -- (CONTINUED)
         TELECOMMUNICATIONS -- (CONTINUED)

             Telewest Communications PLC
 $ 50,000      9.625% due 10/01/06...................  $     51,500
                                                       ------------
                                                          1,957,690
                                                       ------------
             TEXTILE -- 0.7%
             Westpoint Stevens, Inc.
  100,000      7.875% due 06/15/05...................       101,625
                                                       ------------
             TRANSPORTATION -- 5.8%
             AMR Corp.
  150,000      10.00% due 03/07/01...................       162,029
             CSC Holdings, Inc.
  200,000      9.875% due 02/15/13...................       224,000
             Enterprises Shipholding, Inc.
  125,000      8.875% due 05/01/08...................       102,500
             Teekay Shipping Corp.
  250,000      8.32% due 02/01/08....................       242,812
             United Air Lines, Inc.
  100,000      9.125% due 01/15/12...................       115,373
                                                       ------------
                                                            846,714
                                                       ------------
             UTILITIES -- 4.4%
             Calpine Corp.
   50,000      10.50% due 05/15/06...................        55,125
             Calpine Corp.
  200,000      9.25% due 02/01/04....................       210,000
             Connecticut Light & Power Co.
  125,000      7.875% due 10/01/24...................       130,815
             El Paso Electric Co.
  125,000      9.40% due 05/01/11....................       144,687
             Public Service Company of New Mexico
  100,000      7.10% due 08/01/05....................       100,716
                                                       ------------
                                                            641,343
                                                       ------------
             Total corporate notes...................  $ 13,019,771
                                                       ------------
                                                       ------------
FOREIGN/YANKEE BONDS & NOTES -- 5.4%
             FOREIGN GOVERNMENTS -- 5.4%
             Republic of Argentina
  250,000      11.00% due 12/04/05...................  $    248,592
             Republic of Colombia
  100,000      8.375% due 02/15/27...................        74,042
             Republic of Panama
  100,000      8.875% due 09/30/27...................        93,500
             Republic of Venezuela
  250,000      6.75% due 03/31/20....................       173,906
             United Mexican States Discount Bond
  250,000      6.097% due 12/31/19...................       202,500
                                                       ------------
             Total foreign/yankee bonds & notes......  $    792,540
                                                       ------------
                                                       ------------
PRINCIPAL                                                 MARKET
  AMOUNT                                                  VALUE
----------                                             ------------
SHORT-TERM SECURITIES -- 1.8%
             REPURCHASE AGREEMENT
 $260,000    Interest in $121,902,000 joint            $    260,000
             repurchase agreement dated 12/31/98 with
             State Street Bank 4.750% due 01/04/99;
             maturity amount $260,137 (Collateralized
             by $121,902,000 U.S. Treasury Bonds
             8.126% due 05/15/21)....................
                                                       ------------
                                                       ------------

DIVERSIFICATION OF NET ASSETS:
Total collaterilzed mortgage obligations
 (cost $140,126)........................    1.0% $   141,621
Total convertible preferred stock (cost
 $196,000)..............................    1.4      197,000
Total corporate notes (cost
 $12,886,200)...........................   89.2   13,019,771
Total foreign/yankee bonds & notes (cost
 $764,610)..............................    5.4      792,540
Total short-term securities (cost
 $260,000)..............................    1.8      260,000
                                          -----  -----------
Total investment in securities (total
 cost $14,246,936)......................   98.8   14,410,932
Cash, receivables and other assets......    2.5      364,138
Payable for dividends...................   (1.3)    (190,103)
Other liabilities.......................   (0.0)        (834)
                                          -----  -----------
Net assets..............................  100.0% $14,584,133
                                          -----  -----------
                                          -----  -----------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 authorized 1,000,000,000 shares; outstanding
 14,343,923 shares................................  $ 1,434,392
Capital surplus...................................   12,980,385
Accumulated undistributed net realized gain on
 investments......................................        5,360
Unrealized appreciation of investments............      163,996
                                                    -----------
Net assets........................................  $14,584,133
                                                    -----------
                                                    -----------

Class IA
Net asset value per share ($14,482,460
  DIVIDED BY 14,243,923
 shares outstanding)..............................  $1.02
                                                    -----
                                                    -----
Class IB
Net asset value per share ($101,673  DIVIDED BY
 100,000
 shares outstanding)..............................  $1.02
                                                    -----
                                                    -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1998

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
COMMON STOCKS -- 88.3%
DOMESTIC COMMON STOCKS -- 55.7%
            COMMUNICATIONS EQUIPMENT -- 3.8%
    *1,370  Cisco Systems, Inc......................  $  127,153
       860  Lucent Technologies, Inc................      94,600
                                                      ----------
                                                         221,753
                                                      ----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.4%
     1,170  EMC Corporation.........................      99,450
       750  International Business Machines Corp....     138,562
       640  Xerox Corporation.......................      75,548
                                                      ----------
                                                         313,560
                                                      ----------
            CONSUMER NON-DURABLES -- 0.8%
       530  Proctor & Gamble Co.....................      48,395
                                                      ----------
            ELECTRONICS -- 4.6%
     1,500  General Electric Company................     153,093
       790  Intel Corporation.......................      93,664
       210  Texas Instruments, Inc..................      17,968
                                                      ----------
                                                         264,725
                                                      ----------
            ENERGY & SERVICES -- 2.3%
       870  Exxon Corporation.......................      63,618
     1,530  Schlumberger Ltd........................      70,571
                                                      ----------
                                                         134,189
                                                      ----------
            FINANCIAL SERVICES -- 9.1%
       710  American Express Company................      72,597
       880  American International Group, Inc.......      85,030
     1,640  Associates First Capital Corporation....      69,495
     1,990  Citigroup, Inc..........................      98,505
       990  Marsh & McLennan Companies, Inc.........      57,853
       960  Merrill Lynch & Co., Inc................      64,080
     1,110  State Street Corporation................      77,214
                                                      ----------
                                                         524,774
                                                      ----------
            FOOD, BEVERAGE & TOBACCO -- 1.3%
     1,380  Philip Morris Co., Inc..................      73,830
                                                      ----------
            HEALTH CARE -- 8.2%
     1,110  American Home Products Corporation......      62,506
      *550  Amgen, Inc..............................      57,509
       550  Johnson & Johnson.......................      46,131
       840  Medtronic, Inc..........................      62,370
       770  Pfizer, Inc.............................      96,586
     1,750  Service Corporation International.......      66,609
     1,110  Warner-Lambert Company..................      83,458
                                                      ----------
                                                         475,169
                                                      ----------
            MANUFACTURING -- 1.1%
       860  Tyco International, Ltd.................      64,876
                                                      ----------
            MEDIA & SERVICES -- 2.9%
       220  America Online, Inc.....................      31,845
     1,300  Gannett Co., Inc........................      86,043
     1,590  Walt Disney Company (The)...............      47,700
                                                      ----------
                                                         165,588
                                                      ----------
            RETAIL -- 9.9%
     1,300  CVS Corporation.........................      71,500
     1,685  Gap, Inc. (The).........................      94,781
     1,180  Gucci Group NV..........................      57,377

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------

          RETAIL -- (CONTINUED)

     1,860  Home Depot, Inc. (The)..................  $  113,808
       830  McDonald's Corporation..................      63,598
    *1,920  Staples, Inc............................      83,880
     1,110  Wal-Mart Stores, Inc....................      90,395
                                                      ----------
                                                         575,339
                                                      ----------
            SOFTWARE & SERVICES -- 1.8%
      *770  Microsoft Corporation...................     106,789
                                                      ----------
            TRANSPORTATION -- 0.8%
      *740  AMR Corporation.........................      43,937
                                                      ----------
            UTILITIES -- 3.7%
       350  AT&T Corp...............................      26,337
    *1,590  MCI WorldCom, Inc.......................     114,082
     1,400  SBC Communications, Inc.................      75,075
                                                      ----------
                                                         215,494
                                                      ----------
            Total domestic common stocks............  $3,228,418
                                                      ----------
FOREIGN COMMON STOCKS -- 32.6%
            FINLAND -- 2.0%
       930  Nokia AB Oy.............................  $  113,878
                                                      ----------
            FRANCE -- 4.2%
       420  Alcatel.................................      51,428
       270  AXA.....................................      39,151
        60  L'Oreal.................................      43,394
       430  Vivendi.................................     111,618
                                                      ----------
                                                         245,591
                                                      ----------
            GERMANY -- 3.3%
      *770  DaimlerChrysler AG......................      76,513
     1,580  Hoechst AG..............................      65,361
       740  Siemens AG..............................      48,651
                                                      ----------
                                                         190,525
                                                      ----------
            ITALY -- 1.6%
    10,600  Telecom Italia S.p.A....................      90,642
                                                      ----------
            JAPAN -- 3.6%
     1,090  Fuji Photo Film Co., Ltd................      40,586
       290  Mabuchi Motor Co., Ltd..................      22,239
     4,380  Olympus Optical Co., Ltd................      50,441
       620  Sony Corporation........................      45,237
     8,630  Toshiba Corporation.....................      51,490
                                                      ----------
                                                         209,993
                                                      ----------
            NETHERLANDS -- 4.3%
       480  Aegon Nv................................      58,981
       800  Heineken NV.............................      48,170
       670  ING Groep N.V...........................      40,878
       540  Philips Electronics NV..................      36,255
       760  Unilever NV CVA.........................      64,998
                                                      ----------
                                                         249,282
                                                      ----------
            SPAIN -- 0.5%
       670  Telef De Espana.........................         595
      *670  Telefonica S.A..........................      29,837
                                                      ----------
                                                          30,432
                                                      ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------

FOREIGN COMMON STOCKS -- (CONTINUED)

            SWEDEN -- 2.9%
     1,030  Hennes & Mauritz AB.....................  $   84,122
     1,520  Pharmacia & Upjohn......................      85,136
                                                      ----------
                                                         169,258
                                                      ----------
            UNITED KINGDOM -- 10.2%
     6,390  British Petroleum Co., PLC..............      95,366
    *3,460  COLT Telecom Group PLC..................      50,659
     5,020  Compass Group PLC.......................      57,463
     2,540  Glaxo Wellcome PLC......................      87,098
     3,670  National Westminster Bank PLC...........      70,709
    10,750  Rentokil Initial PLC....................      80,396
     3,930  SmithKline Beecham PLC..................      55,154
     5,850  Vodafone Group PLC......................      94,801
                                                      ----------
                                                         591,646
                                                      ----------
            Total foreign common stocks.............  $1,891,247
                                                      ----------
            Total common stocks.....................  $5,119,665
                                                      ----------
                                                      ----------

PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 17.6%
            Repurchase Agreement
$1,020,000    Interest in $1,162,198,000 joint        $1,020,000
              repurchase agreement dated 12/31/98
              with State Street Bank 4.773% due
              01/04/99; maturity amount $1,020,541
              (Collateralized by $469,031,000 U.S.
              Treasury Notes 4.00% - 7.775% due
              10/31/99 - 02/15/07, $278,664,000 U.S.
              Treasury Bonds 7.875% - 12.75% due
              11/15/10 - 02/15/21, $414,603,000 U.S.
              Treasury Strips (principal) 0.00% due
              02/15/19 - 08/15/21)..................
                                                      ----------
                                                      ----------

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $4,249,568)...   88.3% $5,119,665
Total short-term securities (cost
 $1,020,000)............................   17.6   1,020,000
                                          -----  ----------
Total investment in securities (total
 cost $5,269,568).......................  105.9   6,139,665
Cash, receivables and other assets......    0.5      29,995
Payable for securities purchased........   (3.4)   (194,817)
Payable for Fund shares redeemed........   (1.2)    (69,651)
Payable for dividends...................   (1.7)   (100,727)
Other liabilities.......................   (0.1)     (5,020)
                                          -----  ----------
Net assets..............................  100.0% $5,799,445
                                          -----  ----------
                                          -----  ----------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
 authorized 1,000,000,000 shares; outstanding
 4,512,549 shares.................................  $  451,255
Capital surplus...................................   4,429,528
Accumulated undistributed net investment income...         585
Accumulated undistributed net realized gain on
 investments......................................      47,973
Unrealized appreciation of investments............     870,097
Unrealized appreciation of other assets and
 liabilities in foriegn currencies................           7
                                                    ----------
Net assets........................................  $5,799,445
                                                    ----------
                                                    ----------

Class IA
Net asset value per share ($5,760,892  DIVIDED BY
 4,482,549
 shares outstanding)..............................  $1.29
                                                    -----
                                                    -----
Class IB
Net asset value per share ($38,553  DIVIDED BY
 30,000
 shares outstanding)..............................  $1.29
                                                    -----
                                                    -----

  *  Non-income producing during period

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 FOR THE PERIOD ENDED DECEMBER 31, 1998

                              HARTFORD           HARTFORD
                                BOND              STOCK
                           HLS FUND, INC.     HLS FUND, INC.
                           ---------------   ----------------
INVESTMENT INCOME:
  Dividends..............    $    63,796     $   66,038,085
  Interest...............     45,802,968         17,131,997
  Less foreign tax
   withheld..............       --                 (620,113)
                           ---------------   ----------------
    Total investment
     income, net.........     45,866,764         82,549,969
                           ---------------   ----------------
EXPENSES:
  Investment advisory
   fees..................      2,165,188         15,103,808
  Administrative services
   fees..................      1,314,094         10,675,568
  Accounting services....         49,193            338,710
  Custodian fees gross...         16,903             25,129
  Custodian fee expense
   offset................        (13,232)            (6,446)
  Board of Directors
   fees..................          2,266             18,649
  Distribution fees --
   Class IB..............          3,149              5,242
  Other expenses.........         77,289            673,470
                           ---------------   ----------------
    Total expenses,
     net.................      3,614,850         26,834,130
  Less advisory fees
   waived by HL
   Advisors..............       --                 --
                           ---------------   ----------------
    Net expenses.........      3,614,850         26,834,130
                           ---------------   ----------------
  Net investment income
   (loss)................     42,251,914         55,715,839
                           ---------------   ----------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      6,858,115        606,814,711
  Net realized gain
   (loss) on futures
   contracts.............       --                 --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............       --                      (73)
  Net realized loss on
   option contracts......       --                 --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........           (147)                50
  Net unrealized
   appreciation
   (depreciation) of
   investments...........      6,537,524      1,025,008,611
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....       --                 --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....       --                 --
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............       --                    6,067
  Net unrealized
   appreciation of option
   contracts.............       --                 --
                           ---------------   ----------------
  Net realized and
   unrealized gain (loss)
   on investments........     13,395,492      1,631,829,366
                           ---------------   ----------------
  Net increase in net
   assets resulting from
   operations............    $55,647,406     $1,687,545,205
                           ---------------   ----------------
                           ---------------   ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                   HARTFORD          HARTFORD
                              HARTFORD           HARTFORD           CAPITAL          MORTGAGE          HARTFORD
                            MONEY MARKET         ADVISERS        APPRECIATION       SECURITIES           INDEX
                           HLS FUND, INC.     HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ---------------   ----------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends..............    $  --           $   72,075,207       $ 49,463,854      $  --             $ 21,216,435
  Interest...............     39,247,531        230,292,716         16,250,813       22,304,944          2,512,046
  Less foreign tax
   withheld..............       --                 (601,648)        (1,432,247)        --                 (122,001)
                           ---------------   ----------------   ---------------   ---------------   ---------------
    Total investment
     income, net.........     39,247,531        301,766,275         64,282,420       22,304,944         23,606,480
                           ---------------   ----------------   ---------------   ---------------   ---------------
EXPENSES:
  Investment advisory
   fees..................      1,756,465         43,114,112         23,148,831          838,841          2,931,531
  Administrative services
   fees..................      1,284,777         18,087,300          9,497,866          609,614          2,669,517
  Accounting services....         37,291            593,833            309,882           43,753             84,477
  Custodian fees gross...          7,404             49,003            130,384           14,508             24,416
  Custodian fee expense
   offset................         (3,289)           (15,270)          (112,989)            (950)            (1,563)
  Board of Directors
   fees..................          2,247             31,961             17,367            1,118              4,622
  Distribution fees --
   Class IB..............          1,113             18,206              3,564         --                 --
  Other expenses.........         63,438          1,137,354            639,763           43,766            172,673
                           ---------------   ----------------   ---------------   ---------------   ---------------
    Total expenses,
     net.................      3,149,446         63,016,499         33,634,668        1,550,650          5,885,673
  Less advisory fees
   waived by HL
   Advisors..............       --                 --                 --               --                 --
                           ---------------   ----------------   ---------------   ---------------   ---------------
    Net expenses.........      3,149,446         63,016,499         33,634,668        1,550,650          5,885,673
                           ---------------   ----------------   ---------------   ---------------   ---------------
  Net investment income
   (loss)................     36,098,085        238,749,776         30,647,752       20,754,294         17,720,807
                           ---------------   ----------------   ---------------   ---------------   ---------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         11,475        996,514,466        358,809,472        1,956,549         25,573,037
  Net realized gain
   (loss) on futures
   contracts.............       --                 --                4,069,525          241,511          4,352,316
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............       --                      (53)         2,844,827         --                      (10)
  Net realized loss on
   option contracts......       --                 --                 --               --                 --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........       --                       74         (1,712,932)        --                 --
  Net unrealized
   appreciation
   (depreciation) of
   investments...........       --              952,173,946        357,758,158       (1,235,881)       316,713,105
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....       --                 --                 --               --                  (46,801)
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....       --                 --                   35,449         --                 --
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............       --                   33,617             80,691         --                 --
  Net unrealized
   appreciation of option
   contracts.............       --                 --                 --                (25,947)          --
                           ---------------   ----------------   ---------------   ---------------   ---------------
  Net realized and
   unrealized gain (loss)
   on investments........         11,475      1,948,722,050        721,885,190          936,232        346,591,647
                           ---------------   ----------------   ---------------   ---------------   ---------------
  Net increase in net
   assets resulting from
   operations............    $36,109,560     $2,187,471,826       $752,532,942      $21,690,526       $364,312,454
                           ---------------   ----------------   ---------------   ---------------   ---------------
                           ---------------   ----------------   ---------------   ---------------   ---------------

                              HARTFORD
                            INTERNATIONAL
                            OPPORTUNITIES
                           HLS FUND, INC.
                           ---------------
INVESTMENT INCOME:
  Dividends..............    $ 23,432,286
  Interest...............       5,508,136
  Less foreign tax
   withheld..............      (2,356,446)
                           ---------------
    Total investment
     income, net.........      26,583,976
                           ---------------
EXPENSES:
  Investment advisory
   fees..................       5,838,942
  Administrative services
   fees..................       2,115,423
  Accounting services....          82,214
  Custodian fees gross...         782,236
  Custodian fee expense
   offset................          (8,863)
  Board of Directors
   fees..................           3,868
  Distribution fees --
   Class IB..............             454
  Other expenses.........         193,914
                           ---------------
    Total expenses,
     net.................       9,008,188
  Less advisory fees
   waived by HL
   Advisors..............        --
                           ---------------
    Net expenses.........       9,008,188
                           ---------------
  Net investment income
   (loss)................      17,575,788
                           ---------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       4,385,904
  Net realized gain
   (loss) on futures
   contracts.............      10,045,308
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............      (4,349,030)
  Net realized loss on
   option contracts......        (459,970)
  Net realized gain
   (loss) on foreign
   currency
   transactions..........       3,044,637
  Net unrealized
   appreciation
   (depreciation) of
   investments...........     110,073,545
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....        (420,229)
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....        (753,309)
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............         261,051
  Net unrealized
   appreciation of option
   contracts.............        --
                           ---------------
  Net realized and
   unrealized gain (loss)
   on investments........     121,827,907
                           ---------------
  Net increase in net
   assets resulting from
   operations............    $139,403,695
                           ---------------
                           ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS -- (CONTINUED)
 FOR THE PERIOD ENDED DECEMBER 31, 1998

                              HARTFORD           HARTFORD
                            DIVIDEND AND      INTERNATIONAL
                               GROWTH            ADVISERS
                           HLS FUND, INC.     HLS FUND, INC.
                           ---------------   ----------------
INVESTMENT INCOME:
  Dividends..............    $ 59,811,128       $ 3,075,922
  Interest...............       4,107,427         6,333,858
  Less foreign tax
   withheld..............        (609,590)         (341,731)
                           ---------------   ----------------
    Total investment
     income, net.........      63,308,965         9,068,049
                           ---------------   ----------------
EXPENSES:
  Investment advisory
   fees..................      11,746,871         1,429,470
  Administrative services
   fees..................       4,656,224           453,310
  Accounting services....         147,474            17,980
  Custodian fees gross...          20,952           240,573
  Custodian fee expense
   offset................         (10,205)           (3,106)
  Board of Directors
   fees..................           8,158               801
  Distribution fees --
   Class IB..............           5,749          --
  Other expenses.........         288,887            12,909
                           ---------------   ----------------
    Total expenses,
     net.................      16,864,110         2,151,937
  Less advisory fees
   waived by HL
   Advisors..............        --                --
                           ---------------   ----------------
    Net expenses.........      16,864,110         2,151,937
                           ---------------   ----------------
  Net investment income
   (loss)................      46,444,855         6,916,112
                           ---------------   ----------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     112,250,668          (827,584)
  Net realized gain
   (loss) on futures
   contracts.............        --               4,192,582
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............           5,694          (234,783)
  Net realized loss on
   option contracts......         313,315           (53,142)
  Net realized gain
   (loss) on foreign
   currency
   transactions..........         105,334            79,061
  Net unrealized
   appreciation
   (depreciation) of
   investments...........     219,643,687        22,114,123
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....        --                 (25,037)
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....        --              (2,747,964)
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............        --                (300,681)
  Net unrealized
   appreciation of option
   contracts.............        (237,504)         --
                           ---------------   ----------------
  Net realized and
   unrealized gain (loss)
   on investments........     332,081,194        22,196,575
                           ---------------   ----------------
  Net increase in net
   assets resulting from
   operations............    $378,526,049       $29,112,687
                           ---------------   ----------------
                           ---------------   ----------------

  *  From inception, April 30, 1998, to December 31, 1998.
 **  From inception, September 21, 1998, to December 31, 1998.
***  From inception, September 30, 1998, to December 31, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD                           HARTFORD
                                SMALL           HARTFORD        GROWTH AND     HARTFORD        HARTFORD
                               COMPANY           MIDCAP           INCOME      HIGH YIELD    GLOBAL LEADERS
                           HLS FUND, INC.    HLS FUND, INC.     HLS FUND*     HLS FUND**      HLS FUND***
                           ---------------   ---------------   ------------   -----------   ---------------
INVESTMENT INCOME:
  Dividends..............    $   781,032       $   321,869     $   86,018       $  4,188       $    6,113
  Interest...............        641,062           181,823         29,226        279,022            9,553
  Less foreign tax
   withheld..............        (15,197)           (3,338)          (915)        --                 (219)
                           ---------------   ---------------   ------------   -----------   ---------------
    Total investment
     income, net.........      1,406,897           500,354        114,329        283,210           15,447
                           ---------------   ---------------   ------------   -----------   ---------------
EXPENSES:
  Investment advisory
   fees..................      1,511,160           449,736         38,069         19,214            5,826
  Administrative services
   fees..................        481,386           144,116         12,712          6,684            2,027
  Accounting services....         14,870             5,195            347            976              309
  Custodian fees gross...         12,921            13,055          4,183          3,011            6,251
  Custodian fee expense
   offset................         (7,901)           (7,308)           (81)           (99)             (10)
  Board of Directors
   fees..................            848               213             12         --             --
  Distribution fees --
   Class IB..............            427          --                   10             50               16
  Other expenses.........         28,411            15,619          1,868          1,124              460
                           ---------------   ---------------   ------------   -----------   ---------------
    Total expenses,
     net.................      2,042,122           620,626         57,120         30,960           14,879
  Less advisory fees
   waived by HL
   Advisors..............       --                --              (38,069)       (19,214)          (5,826)
                           ---------------   ---------------   ------------   -----------   ---------------
    Net expenses.........      2,042,122           620,626         19,051         11,746            9,053
                           ---------------   ---------------   ------------   -----------   ---------------
  Net investment income
   (loss)................       (635,225)         (120,272)        95,278        271,464            6,394
                           ---------------   ---------------   ------------   -----------   ---------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (23,736,198)        3,572,474        (84,884)         3,917          193,107
  Net realized gain
   (loss) on futures
   contracts.............       --                --                3,450         --             --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............           (397)            2,884         --             --               (1,475)
  Net realized loss on
   option contracts......       --                --               --             --             --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........            272            (2,167)        --                (21)           2,532
  Net unrealized
   appreciation
   (depreciation) of
   investments...........     58,188,093        17,561,240      3,287,694        163,996          870,097
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....       --                --               13,565         --             --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....       --                --               --             --             --
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............            157          --               --             --                    7
  Net unrealized
   appreciation of option
   contracts.............       --                --               --             --             --
                           ---------------   ---------------   ------------   -----------   ---------------
  Net realized and
   unrealized gain (loss)
   on investments........     34,451,927        21,134,431      3,219,825        167,892        1,064,268
                           ---------------   ---------------   ------------   -----------   ---------------
  Net increase in net
   assets resulting from
   operations............    $33,816,702       $21,014,159     $3,315,103       $439,356       $1,070,662
                           ---------------   ---------------   ------------   -----------   ---------------
                           ---------------   ---------------   ------------   -----------   ---------------

  *  From inception, April 30, 1998, to December 31, 1998.
 **  From inception, September 21, 1998, to December 31, 1998.
***  From inception, September 30, 1998, to December 31, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 1998

                              HARTFORD          HARTFORD
                                BOND              STOCK
                           HLS FUND, INC.    HLS FUND, INC.
                           ---------------   ---------------
OPERATIONS:
  Net investment
   income................    $ 42,251,914    $   55,715,839
  Net realized gain
   (loss)................       6,857,968       606,814,688
  Net unrealized
   appreciation
   (depreciation) of
   investments...........       6,537,524     1,025,014,678
                           ---------------   ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      55,647,406     1,687,545,205
                           ---------------   ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............     (42,744,233)      (54,276,510)
    Class IB.............        (255,767)         (423,490)
  In excess of net
   investment income
    Class IA.............        --                --
    Class IB.............        --                --
  From realized gain on
   investments
    Class IA.............        --            (173,700,001)
    Class IB.............        --                --
  From Capital
    Class IA.............        --                --
    Class IB.............        --                --
                           ---------------   ---------------
    Total
     distributions.......     (43,000,000)     (228,400,001)
                           ---------------   ---------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............     336,835,852     1,011,129,116
    Class IB.............       5,412,364         9,617,289
                           ---------------   ---------------
        Net increase
       (decrease) from
       capital share
       transactions......     342,248,216     1,020,746,405
                           ---------------   ---------------
        Net increase in
       net assets........     354,895,622     2,479,891,609
NET ASSETS:
  Beginning of period....     552,869,797     4,713,321,561
                           ---------------   ---------------
  End of period..........    $907,765,419    $7,193,213,170
                           ---------------   ---------------
                           ---------------   ---------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....    $    601,032    $    2,530,584
                           ---------------   ---------------
                           ---------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                   HARTFORD          HARTFORD
                              HARTFORD           HARTFORD           CAPITAL          MORTGAGE          HARTFORD
                            MONEY MARKET         ADVISERS        APPRECIATION       SECURITIES           INDEX
                           HLS FUND, INC.     HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ---------------   ----------------   ---------------   ---------------   ---------------
OPERATIONS:
  Net investment
   income................    $ 36,098,085    $   238,749,776    $   30,647,752      $ 20,754,294    $   17,720,807
  Net realized gain
   (loss)................          11,475        996,514,487       364,010,892         2,198,060        29,925,343
  Net unrealized
   appreciation
   (depreciation) of
   investments...........        --              952,207,563       357,874,298        (1,261,828)      316,666,304
                           ---------------   ----------------   ---------------   ---------------   ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      36,109,560      2,187,471,826       752,532,942        21,690,526       364,312,454
                           ---------------   ----------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............     (36,067,869)      (233,135,052)      (30,859,661)      (20,754,294)      (15,000,000)
    Class IB.............         (30,216)        (1,804,946)         (140,339)         --                --
  In excess of net
   investment income
    Class IA.............        --                --                 --                (963,871)         --
    Class IB.............        --                --                 --                --                --
  From realized gain on
   investments
    Class IA.............         (11,470)      (297,100,001)     (320,000,000)         --             (29,600,000)
    Class IB.............              (5)         --                 --                --                --
  From Capital
    Class IA.............        --                --                 --                (481,835)         --
    Class IB.............        --                --                 --                --                --
                           ---------------   ----------------   ---------------   ---------------   ---------------
    Total
     distributions.......     (36,109,560)      (532,039,999)     (351,000,000)      (22,200,000)      (44,600,000)
                           ---------------   ----------------   ---------------   ---------------   ---------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............     260,005,789      1,866,824,047       603,278,396        31,642,127       402,949,764
    Class IB.............       2,179,043         33,957,359         5,618,272          --                --
                           ---------------   ----------------   ---------------   ---------------   ---------------
        Net increase
       (decrease) from
       capital share
       transactions......     262,184,832      1,900,781,406       608,896,668        31,642,127       402,949,764
                           ---------------   ----------------   ---------------   ---------------   ---------------
        Net increase in
       net assets........     262,184,832      3,556,213,233     1,010,429,610        31,132,653       722,662,218
NET ASSETS:
  Beginning of period....     612,480,218      8,283,911,901     4,802,992,002       325,701,680     1,123,455,002
                           ---------------   ----------------   ---------------   ---------------   ---------------
  End of period..........    $874,665,050    $11,840,125,134    $5,813,421,612      $356,834,333    $1,846,117,220
                           ---------------   ----------------   ---------------   ---------------   ---------------
                           ---------------   ----------------   ---------------   ---------------   ---------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....    $   --          $     8,440,413    $       61,286      $   --          $    3,697,905
                           ---------------   ----------------   ---------------   ---------------   ---------------
                           ---------------   ----------------   ---------------   ---------------   ---------------

                              HARTFORD
                            INTERNATIONAL
                            OPPORTUNITIES
                           HLS FUND, INC.
                           ---------------
OPERATIONS:
  Net investment
   income................  $   17,575,788
  Net realized gain
   (loss)................      12,666,849
  Net unrealized
   appreciation
   (depreciation) of
   investments...........     109,161,058
                           ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     139,403,695
                           ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............     (15,638,936)
    Class IB.............         (11,063)
  In excess of net
   investment income
    Class IA.............        --
    Class IB.............        --
  From realized gain on
   investments
    Class IA.............     (72,215,058)
    Class IB.............        --
  From Capital
    Class IA.............        --
    Class IB.............        --
                           ---------------
    Total
     distributions.......     (87,865,057)
                           ---------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............      52,208,761
    Class IB.............         663,583
                           ---------------
        Net increase
       (decrease) from
       capital share
       transactions......      52,872,344
                           ---------------
        Net increase in
       net assets........     104,410,982
NET ASSETS:
  Beginning of period....   1,092,945,600
                           ---------------
  End of period..........  $1,197,356,582
                           ---------------
                           ---------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....  $      958,685
                           ---------------
                           ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE PERIOD ENDED DECEMBER 31, 1998

                              HARTFORD         HARTFORD
                            DIVIDEND AND    INTERNATIONAL
                               GROWTH          ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.
                           --------------  ----------------
OPERATIONS:
  Net investment
   income................  $  46,444,855     $  6,916,112
  Net realized gain
   (loss)................    112,675,011        3,156,134
  Net unrealized
   appreciation
   (depreciation) of
   investments...........    219,406,183       19,040,441
                           --------------  ----------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    378,526,049       29,112,687
                           --------------  ----------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............    (47,843,520 )     (6,916,112)
    Class IB.............       (256,480 )       --
  In excess of net
   investment income
    Class IA.............       --             (1,129,081)
    Class IB.............       --               --
  From realized gain on
   investments
    Class IA.............    (76,700,000 )     (5,712,912)
    Class IB.............       --               --
  From Capital
    Class IA.............       --            (15,954,807)
    Class IB.............       --               --
                           --------------  ----------------
    Total
     distributions.......   (124,800,000 )    (29,712,912)
                           --------------  ----------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............    783,146,614       78,871,230
    Class IB.............      8,367,912         --
                           --------------  ----------------
    Net increase
     (decrease) from
     capital share
     transactions........    791,514,526       78,871,230
                           --------------  ----------------
    Net increase in net
     assets..............  1,045,240,575       78,271,005
NET ASSETS:
  Beginning of period....  1,994,653,222      207,581,524
                           --------------  ----------------
  End of period..........  $3,039,893,797    $285,852,529
                           --------------  ----------------
                           --------------  ----------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....  $   2,405,420     $    763,703
                           --------------  ----------------
                           --------------  ----------------

  *  From inception, April 30, 1998, to December 31, 1998.
 **  From inception, September 21, 1998, to December 31, 1998.
***  From inception, September 30, 1998, to December 31, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD                           HARTFORD
                                SMALL           HARTFORD        GROWTH AND      HARTFORD        HARTFORD
                               COMPANY           MIDCAP           INCOME       HIGH YIELD    GLOBAL LEADERS
                           HLS FUND, INC.    HLS FUND, INC.     HLS FUND*      HLS FUND**      HLS FUND***
                           ---------------   ---------------   ------------   ------------   ---------------
OPERATIONS:
  Net investment
   income................    $   (635,225)     $   (120,272)   $    95,278    $   271,464       $    6,394
  Net realized gain
   (loss)................     (23,736,323)        3,573,191        (81,434)         3,896          194,164
  Net unrealized
   appreciation
   (depreciation) of
   investments...........      58,188,250        17,561,240      3,301,259        163,996          870,104
                           ---------------   ---------------   ------------   ------------   ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      33,816,702        21,014,159      3,315,103        439,356        1,070,662
                           ---------------   ---------------   ------------   ------------   ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............        --                  (1,000)       (94,966)      (268,149)          (6,969)
    Class IB.............        --                --                  (34)        (1,851)             (31)
  In excess of net
   investment income
    Class IA.............        --                --              --             --              --
    Class IB.............        --                --              --             --              --
  From realized gain on
   investments
    Class IA.............      (3,776,000)         --              --             --              (144,039)
    Class IB.............        --                --              --             --                  (961)
  From Capital
    Class IA.............        --                --              --             --              --
    Class IB.............        --                --              --             --              --
                           ---------------   ---------------   ------------   ------------   ---------------
    Total
     distributions.......      (3,776,000)           (1,000)       (95,000)      (270,000)        (152,000)
                           ---------------   ---------------   ------------   ------------   ---------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............     109,974,909        94,891,577     22,093,022     14,314,777        4,850,783
    Class IB.............         644,867          --               10,000        100,000           30,000
                           ---------------   ---------------   ------------   ------------   ---------------
    Net increase
     (decrease) from
     capital share
     transactions........     110,619,776        94,891,577     22,103,022     14,414,777        4,880,783
                           ---------------   ---------------   ------------   ------------   ---------------
    Net increase in net
     assets..............     140,660,478       115,904,736     25,323,125     14,584,133        5,799,445
NET ASSETS:
  Beginning of period....     210,769,434        27,588,907        --             --              --
                           ---------------   ---------------   ------------   ------------   ---------------
  End of period..........    $351,429,912      $143,493,643    $25,323,125    $14,584,133       $5,799,445
                           ---------------   ---------------   ------------   ------------   ---------------
                           ---------------   ---------------   ------------   ------------   ---------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....    $   --            $   --          $       278    $   --            $      585
                           ---------------   ---------------   ------------   ------------   ---------------
                           ---------------   ---------------   ------------   ------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1998
 1.  ORGANIZATION:

    Hartford Bond HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc. and Hartford Series Fund, Inc. (comprised of Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund and Hartford Global Leaders HLS Fund) (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies). The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment objectives and policies, are described below.

Hartford Bond HLS Fund, Inc.                        Seeks maximum current income consistent with
 (formerly Hartford Bond Fund, Inc.)                preservation of capital through investing
                                                    primarily in high-grade government and corporate
                                                    bonds and other debt securities.
Hartford Stock HLS Fund, Inc.                       Seeks long-term capital growth through investment
 (formerly Hartford Stock Fund, Inc.)               in a diversified portfolio of equity securities.
Hartford Money Market HLS Fund, Inc.                Seeks a high level of current income consistent
 (formerly HVA Money Market Fund, Inc.)             with liquidity and the need for preservation of
                                                    capital through investment in high-quality
                                                    money-market securities.
Hartford Advisers HLS Fund, Inc.                    Seeks maximum long-term total rate of return
 (formerly Hartford Advisers Fund, Inc.)            (capital growth and current income) through
                                                    investment in a varying mix of stocks, bonds and
                                                    money market instruments.
Hartford Capital Appreciation HLS Fund, Inc.        Seeks growth of capital through investment in
 (formerly Hartford Capital Appreciation Fund,      equity securities of companies with high growth
 Inc.)                                              potential, including small, medium and large
                                                    companies.
Hartford Mortgage Securities HLS Fund, Inc.         Seeks a high level of current income by investing
 (formerly Hartford Mortgage Securities Fund,       primarily in mortgage-backed securities, including
 Inc.)                                              securities issued by Government National Mortgage
                                                    Association.
Hartford Index HLS Fund, Inc.                       Seeks to approximate the price and yield
 (formerly Hartford Index Fund, Inc.)               performance represented by the Standard & Poor's
                                                    500 Composite Stock Price Index through
                                                    investments in common stocks.
Hartford International Opportunities HLS Fund,      Seeks growth of capital through investing
 Inc.                                               primarily in foreign equity securities issues.
 (formerly Hartford International Opportunity
 Fund, Inc.)
Hartford Dividend and Growth HLS Fund, Inc.         Seeks a high level of current income consistent
 (formerly Hartford Dividend and Growth Fund,       with growth of capital and moderate investment
 Inc.)                                              risk. Primary investments are equity securities
                                                    and securities convertible into equity securities
                                                    that typically have above average yield.

Hartford International Advisers HLS Fund, Inc.      Seeks a long-term total rate of return consistent
 (formerly Hartford International Advisors Fund,    with moderate risk. Investments include a mix of
 Inc.)                                              debt, equity and money market instruments
                                                    primarily with foreign issuers.
Hartford Small Company HLS Fund, Inc.               Seeks growth of capital by investing primarily in
 (formerly Hartford Small Company Fund, Inc.)       equity securities selected on the basis of
                                                    potential for capital appreciation.
Hartford MidCap HLS Fund, Inc.                      Seeks long term capital growth through capital
 (formerly Hartford MidCap Fund, Inc.)              appreciation by investing primarily in equity
                                                    securities.
Hartford Growth and Income HLS Fund                 Seeks growth of capital and current income by
                                                    investing primarily in equity securities with
                                                    earnings growth potential and steady or rising
                                                    dividends.
Hartford High Yield Bond HLS Fund                   Seeks high current income, growth of capital is a
                                                    secondary objective.
Hartford Global Leaders HLS Fund                    Seeks growth of capital by investing primarily in
                                                    equity securities selected on the basis of
                                                    potential for capital appreciation.

    Each Fund, with the exception of Hartford Mortgage Securities HLS, Hartford Index HLS, Hartford International Advisers HLS and Hartford MidCap HLS Funds are divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pusuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Debt securities (other than short-term obligations are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of, the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1998
      Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

      Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

    e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company (HIMCO) or Wellington Management Company, LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash, receivables and other assets over liabilities, or excess of liabilities over cash, receivables and other assets, as applicable, in each Funds' Statement of Net Assets.

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

      The funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows during 1998:

                          HLS DIVIDEND AND GROWTH FUND

                                             OPTIONS CONTRACTS
                                             WRITTEN DURING THE
                                                   PERIOD
                                          ------------------------
                                          NUMBER OF      DOLLAR
CALL WRITES                               CONTRACTS     AMOUNTS
----------------------------------------  ---------   ------------
Beginning of Period.....................         0    $          0
During the Period.......................    44,254       3,733,685
Expired during the period...............    (1,146)        (90,855)
Closed during the period................   (33,790)     (2,752,267)
Exercised during the period.............    (1,668)       (205,958)
                                          ---------   ------------
Balance at the end of period............     7,650    $    684,605
                                          ---------   ------------
                                          ---------   ------------

                                             OPTIONS CONTRACTS
                                             WRITTEN DURING THE
                                                   PERIOD
                                          ------------------------
                                          NUMBER OF      DOLLAR
PUT PURCHASES                             CONTRACTS     AMOUNTS
----------------------------------------  ---------   ------------
Beginning of Period.....................         0    $          0
During the Period.......................    11,249       1,109,195
Expired during the period...............         0               0
Closed during the period................   (11,249)     (1,109,195)
Exercised during the period.............         0               0
                                          ---------   ------------
Balance at the end of period............         0    $          0
                                          ---------   ------------
                                          ---------   ------------

    g) FORWARD FOREIGN CURRENCY CONTRACTS--As of December 31, 1998, Hartford International Opportunities HLS Fund, Inc. and Hartford International Advisers
      HLS Fund, Inc., had entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    h) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     i) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1998
      of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, annually.

      Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 7).

     j) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    k) RESTRICTED SECURITIES--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

      At December 31, 1998, the Funds held the following restricted securities (excluding 144A issues):

                                                      ACQUISITION                    MARKET         % OF
FUND                               SECURITY              DATE           COST          VALUE      NET ASSETS
-------------------------  -------------------------  -----------   ------------   -----------   ----------
Capital Appreciation HLS
 Fund, Inc...............  Intermedia Communications    10/15/98    $    342,225   $   217,971      0.004%
Capital Appreciation HLS
 Fund, Inc...............  SGW Holding Corporation       8/15/97    $ 11,311,018   $ 2,736,360      0.047%
Small Company HLS Fund,
 Inc.....................  SGW Holding Corporation       8/15/97    $    599,992   $   145,150      0.041%

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, Inc. (HL Advisors) an indirect majority-owned subsidiary of The Hartford
      Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Funds' Board of Directors and shareholders.

      The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                         HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
--------------------------------------------------  -----------
All Assets                                              0.200%

                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                    AND HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
--------------------------------------------------  -----------
All Assets                                              0.250%

                          HARTFORD BOND HLS FUND, INC.
                       AND HARTFORD STOCK HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
--------------------------------------------------  -----------
On first $250 million                                    .325%
On next $250 million                                     .300
On next $500 million                                     .275
Over $1 billion                                          .250

                       HARTFORD ADVISERS HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
                HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.,
                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                        HARTFORD MIDCAP HLS FUND, INC.,
                      HARTFORD GROWTH AND INCOME HLS FUND,
                        HARTFORD HIGH YIELD HLS FUND AND
                        HARTFORD GLOBAL LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
--------------------------------------------------  -----------
On first $250 million                                   .575%
On next $250 million                                    .525
On next $500 million                                    .475
Over $1 billion                                         .425

      HL Advisors has agreed to waive its fees for the Hartford Growth and Income HLS Fund, Inc., Hartford High Yield HLS Fund, Inc. and Hartford Global Leaders HLS Fund, Inc. and until the net assets of these Funds, excluding assets contributed by companies affiliated with HL Advisors, reaches $20 million. Total fees waived during 1998 amounted to $38,069, $19,214 and $5,826 on Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund and Hartford Global Leaders HLS Fund, respectively.

      Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc. and Hartford High Yield HLS Fund. HIMCO is a wholly-owned subsidiary of The Hartford.

      Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Growth and Income HLS Fund and Hartford Global Leaders HLS Fund.

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1998
      furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of .175% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Nonallocable expenses are charged to each fund based on specific identification.

    d) EXPENSE OFFSET--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying statements of operations as Custodian expense offset.

    e) DISTRIBUTION PLAN FOR CLASS IB SHARES--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

      Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive .07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of December 31, 1998, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                 AGGREGATE GROSS    AGGREGATE GROSS    NET UNREALIZED
                                                    UNREALIZED         UNREALIZED       APPRECIATION/
FUND                               TAX COST        APPRECIATION       DEPRECIATION      DEPRECIATION
------------------------------  ---------------  ----------------   ----------------   ---------------
Hartford Bond HLS Fund,
 Inc..........................  $   871,497,170   $    27,479,821     $   (4,937,702)  $    22,542,119
Hartford Stock HLS Fund,
 Inc..........................    4,693,215,246     2,635,787,778       (144,901,670)    2,490,886,108
Hartford Advisers HLS Fund,
 Inc..........................    8,805,451,830     3,107,491,802       (143,562,091)    2,963,929,711
Hartford Capital Appreciation
 HLS Fund, Inc................    4,501,200,224     1,791,961,279       (485,540,317)    1,306,420,962
Hartford Mortgage Securities
 HLS Fund, Inc................      350,385,543         5,191,077           (544,327)        4,646,750
Hartford Index HLS Fund,
 Inc..........................    1,242,025,166       663,685,253        (49,607,059)      614,078,194
Hartford International
 Opportunities HLS Fund,
 Inc..........................    1,061,010,574       169,270,545        (33,767,509)      135,503,036
Hartford Dividend & Growth HLS
 Fund, Inc....................    4,960,802,783     1,330,813,019       (146,689,660)    1,184,123,359
Hartford International
 Advisers HLS Fund, Inc.......   269,337,618.59        25,313,809         (4,928,644)       20,385,165
Hartford Small Company HLS
 Fund, Inc....................      289,476,601        72,775,395        (15,192,480)       57,582,915
Hartford MidCap Fund HLS Fund,
 Inc..........................      123,705,221        22,481,115         (3,839,351)       18,641,764
Hartford Growth and Income HLS
 Fund.........................       44,652,602         7,190,515           (638,937)        6,551,578
Hartford High Yield HLS
 Fund.........................       14,249,054           313,256           (151,378)          161,878
Hartford Global Leaders HLS
 Fund.........................        5,276,887           877,516            (14,740)          862,776

 5.  AFFILIATE HOLDINGS:

   a) As of December 31, 1998, HL Investment Advisers, Inc. held direct interests in shares as follows:

                                                      PERCENT OF
FUND                                       SHARES    TOTAL SHARES
----------------------------------------  ---------  ------------
Hartford MidCap HLS Fund, Inc...........  3,000,000       3.01%
Hartford Growth and Income HLS Fund.....  2,990,000      14.01
Hartford High Yield HLS Fund............  9,900,000      69.50
Hartford Global Leaders HLS Fund........  2,970,000      66.25

   b) As of December 31, 1998, certain HL group pension contracts held direct interests in shares as follows:

                                                       PERCENT OF
FUND                                        SHARES    TOTAL SHARES
----------------------------------------  ----------  ------------
Hartford Bond HLS Fund, Inc.............   8,824,895       1.06%
Hartford Stock HLS Fund, Inc............   5,383,104       0.46
Hartford Money Market HLS Fund Inc......  30,104,713       3.45
Hartford Advisers HLS Fund, Inc.........  35,408,305       0.89
Hartford Capital Appreciation HLS Fund,
 Inc....................................  24,653,150       2.02
Hartford Mortgage Securities HLS Fund,
 Inc....................................  16,876,477       5.13
Hartford Index HLS Fund, Inc............  33,164,714       6.41
Hartford International Opportunities HLS
 Fund, Inc..............................  11,572,560       1.31
Hartford Dividend and Growth HLS Fund,
 Inc....................................   8,684,808       0.62
Hartford International Advisers HLS
 Fund, Inc..............................   1,940,981       0.78
Hartford Small Company HLS Fund, Inc....   4,821,686       1.82
Hartford MidCap HLS Fund, Inc...........      43,464       0.04

 6.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 1998, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

                                                                 PROCEEDS FROM
FUND                                      COST OF PURCHASES          SALES
----------------------------------------  ------------------   ------------------
Hartford Bond HLS Fund, Inc.............    $1,133,799,470       $    820,763,031
Hartford Stock HLS Fund, Inc............     2,452,300,800          1,499,218,395
Hartford Advisers HLS Fund, Inc.........     5,094,408,319          3,567,912,122
Hartford Capital Appreciation HLS Fund,
 Inc....................................     2,945,768,461          2,547,813,230
Hartford Mortgage Securities HLS Fund,
 Inc....................................       732,595,334            646,628,954
Hartford Index HLS Fund, Inc............       446,989,710             63,849,733
Hartford International Opportunities HLS
 Fund, Inc..............................     1,722,340,014          1,689,451,513
Hartford Dividend and Growth HLS Fund,
 Inc....................................     1,882,004,424          1,196,771,032
Hartford International Advisers HLS
 Fund, Inc..............................       380,030,754            335,952,711
Hartford Small Company HLS Fund, Inc....       687,530,998            598,406,783
Hartford MidCap HLS Fund, Inc...........       194,415,148            102,047,032
Hartford Growth and Income HLS Fund.....        25,116,565              3,671,285
Hartford High Yield HLS Fund............        15,651,886              1,693,300
Hartford Global Leaders HLS Fund........         6,061,213              2,004,751

 7.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

    In accordance with AICPA statement of position 93-2, DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per shares of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of temporary and permanent differences between GAAP and tax accounting as a result of losses on wash sale transactions, paydown gains and losses on mortgage-backed securities, foreign currency gains and losses, post October loss deferrals and realized and unrealized gains and losses on passive foreign investment companies. Therefore, the source of the Funds' distributions may be shown in the accompanying statement of changes in net assets as from, or in excess of net investment income, from, or in excess of net

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1998
    realized gain on investments or from capital depending on the type of book and tax debt that may exist. As of December 31, 1998 the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                        ACCUMULATED
                                       ACCUMULATED     UNDISTRIBUTED
                                      UNDISTRIBUTED    (DISTRIBUTION
                                      (DISTRIBUTION    IN EXCESS OF)
                                      IN EXCESS OF)     NET REALIZED
                                     NET INVESTMENT       GAIN ON          PAID-IN
FUND                                     INCOME         INVESTMENTS        SURPLUS
-----------------------------------  ---------------   --------------   -------------
Hartford Bond HLS Fund, Inc........    $    (5,182)      $      5,182   $           0
Hartford Stock HLS Fund, Inc.......            (23)                23               0
Hartford Advisers HLS Fund, Inc....        (94,584)            94,584               0
Hartford Capital Appreciation HLS
 Fund, Inc.........................       (576,558)           575,361           1,197
Hartford Mortgage Securities HLS
 Fund, Inc.........................       (316,821)           798,656        (481,835)
Hartford Index HLS Fund, Inc.......            (10)           602,969        (602,959)
Hartford International
 Opportunities HLS Fund, Inc.......       (439,666)           439,624              42
Hartford Dividend and Growth HLS
 Fund, Inc.........................        111,028           (111,028)              0
Hartford International Advisers HLS
 Fund, Inc.........................     17,299,836         (1,345,031)    (15,954,805)
Hartford Small Company HLS Fund,
 Inc...............................        635,179              1,111        (636,290)
Hartford Midcap HLS Fund, Inc......        120,812           (120,812)              0
Hartford Growth & Income HLS
 Fund..............................              0                  0               0
Hartford High Yield HLS Fund.......         (1,464)             1,464               0
Hartford Global Leaders HLS Fund...          1,191             (1,191)              0

 8.  CAPITAL LOSS CARRY FORWARD:

    At December 31, 1998, (tax year-end) the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

FUND                                        AMOUNT     YEAR OF EXPIRATION
----------------------------------------  -----------  ------------------
Hartford International Opportunities HLS
 Fund, Inc..............................  $17,680,925           2006
Hartford Small Company HLS Fund, Inc....   15,134,644           2006
Hartford Mortgage Securities HLS Fund,
 Inc....................................    7,251,161           2002
Hartford Growth & Income HLS Fund.......       44,062           2006

 9.  TAX INFORMATION NOTICE (UNAUDITED):

    For the year ended December 31, 1998, the following Funds distributed long-term capital gains dividends as follows:

Hartford International Advisers HLS Fund, Inc.....  $    466,833
Hartford Index HLS Fund, Inc......................    28,098,262
Hartford Capital Appreciation HLS Fund, Inc.......   364,341,473
Hartford Advisers HLS Fund, Inc...................   968,417,253
Hartford Stock HLS Fund, Inc......................   587,225,084
Hartford Bond HLS Fund, Inc.......................     1,415,804
Hartford MidCap HLS Fund, Inc.....................       200,476

 10. CAPITAL SHARE TRANSACTIONS:

    The following information is for the period ending December 31, 1998:

                                                          HARTFORD STOCK HLS FUND,        HARTFORD MONEY MARKET
                           HARTFORD BOND HLS FUND, INC.             INC.                      HLS FUND, INC.
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IA
Shares sold..............   334,981,284  $  366,472,552  226,124,652  $1,307,750,395   2,279,384,552  $2,279,385,544
Shares issued on
 reinvestment of
 distributions...........    39,579,874      42,744,216   40,523,153     227,976,510      36,079,243      36,079,243
Shares Redeemed..........   (66,010,394)    (72,380,915) (91,923,857)   (524,597,789) (2,055,458,998) (2,055,458,998)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............   308,550,764  $  336,835,853  174,723,948  $1,011,129,116     260,004,797  $  260,005,789
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                               HARTFORD CAPITAL
                           HARTFORD ADVISERS HLS FUND,           APPRECIATION           HARTFORD MORTGAGE SECURITIES
                                       INC.                     HLS FUND, INC.                 HLS FUND, INC.
                           ----------------------------  ----------------------------  ------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  ------------  --------------  --------------  --------------
CLASS IA
Shares sold..............   567,555,489  $1,567,924,884   281,342,857  $1,257,555,081      57,937,610  $   64,363,026
Shares issued on
 reinvestment of
 distributions...........   192,639,731     530,235,045    77,711,309     350,859,661      20,461,506      22,200,000
Shares Redeemed..........   (84,108,984)   (231,335,882) (227,943,459) (1,005,136,346)    (49,367,564)    (54,920,899)
                           ------------  --------------  ------------  --------------  --------------  --------------
Net Increase.............   676,086,236  $1,866,824,047   131,110,707  $  603,278,396      29,031,552  $   31,642,127
                           ------------  --------------  ------------  --------------  --------------  --------------
                           ------------  --------------  ------------  --------------  --------------  --------------

                             HARTFORD INDEX HLS FUND,       HARTFORD INTERNATIONAL      HARTFORD DIVIDEND AND GROWTH
                                       INC.              OPPORTUNITIES HLS FUND, INC.          HLS FUND, INC.
                           ----------------------------  ----------------------------  ------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  ------------  --------------  --------------  --------------
CLASS IA
Shares sold..............   216,433,464  $  689,009,410   313,574,429  $  398,422,898     372,555,830  $  763,971,073
Shares issued on
 reinvestment of
 distributions...........    13,976,294      44,600,001    66,706,915      87,853,994      60,744,430     124,543,520
Shares Redeemed..........  (103,754,732)   (330,659,647) (341,346,342)   (434,068,131)    (51,918,413)   (105,367,979)
                           ------------  --------------  ------------  --------------  --------------  --------------
Net Increase.............   126,655,026  $  402,949,764    38,935,002  $   52,208,761     381,381,847  $  783,146,614
                           ------------  --------------  ------------  --------------  --------------  --------------
                           ------------  --------------  ------------  --------------  --------------  --------------

                              HARTFORD INTERNATIONAL        HARTFORD SMALL COMPANY
                             ADVISERS HLS FUND, INC.            HLS FUND, INC.         HARTFORD MIDCAP HLS FUND, INC.
                           ----------------------------  ----------------------------  ------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  ------------  --------------  --------------  --------------
CLASS IA
Shares sold..............    56,027,943  $   63,375,108   221,875,243  $  257,442,860      79,802,187  $  100,347,290
Shares issued on
 reinvestment of
 distributions...........    27,522,863      29,712,912     2,958,223       3,776,000             747             916
Shares Redeemed..........   (12,689,383)    (14,216,790) (134,668,328)   (151,243,951)     (4,365,974)     (5,456,629)
                           ------------  --------------  ------------  --------------  --------------  --------------
Net Increase.............    70,861,423  $   78,871,230    90,165,138  $  109,974,909      75,436,960  $   94,891,577
                           ------------  --------------  ------------  --------------  --------------  --------------
                           ------------  --------------  ------------  --------------  --------------  --------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1998

                            HARTFORD GROWTH AND INCOME     HARTFORD HIGH YIELD HLS     HARTFORD GLOBAL LEADERS HLS
                                     HLS FUND                       FUND                           FUND
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IA
Shares sold..............    22,409,375  $   23,210,363   15,548,498  $   15,659,286       5,396,366  $    5,971,006
Shares issued on
 reinvestment of
 distributions...........        68,752          81,537       78,581          79,897          39,896          51,273
Shares Redeemed..........    (1,134,968)     (1,198,878)  (1,383,155)     (1,424,406)       (953,712)     (1,171,496)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............    21,343,159  $   22,093,022   14,243,924  $   14,314,777       4,482,550  $    4,850,783
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                          HARTFORD STOCK HLS FUND,        HARTFORD MONEY MARKET
                           HARTFORD BOND HLS FUND, INC.             INC.                      HLS FUND, INC.
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IB
Shares sold..............     5,125,307  $    5,297,213    8,894,358  $    9,242,551       2,658,059  $    2,658,060
Shares issued on
 reinvestment of
 distributions...........       253,800         255,767      384,582         423,490          30,221          30,221
Shares Redeemed..........      (134,784)       (140,616)     (46,040)        (48,752)       (509,238)       (509,238)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............     5,244,323  $    5,412,364    9,232,900  $    9,617,289       2,179,042  $    2,179,043
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                                                          HARTFORD INTERNATIONAL
                           HARTFORD ADVISERS HLS FUND,        HARTFORD CAPITAL                OPPORTUNITIES
                                       INC.              APPRECIATION HLS FUND, INC.          HLS FUND, INC.
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IB
Shares sold..............    31,357,674  $   32,503,646    5,950,525  $    5,572,551         680,037  $      661,681
Shares issued on
 reinvestment of
 distributions...........     1,700,713       1,804,946      141,407         140,339          11,380          11,063
Shares Redeemed..........      (349,123)       (351,233)    (104,818)        (94,618)         (9,688)         (9,161)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............    32,709,264  $   33,957,359    5,987,114  $    5,618,272         681,729  $      663,583
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                           HARTFORD DIVIDEND AND GROWTH    HARTFORD SMALL COMPANY       HARTFORD GROWTH AND INCOME
                                  HLS FUND, INC.               HLS FUND, INC.                    HLS FUND
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IB
Shares sold..............     8,473,373  $    8,276,226      708,407  $      647,615          10,000  $       10,000
Shares issued on
 reinvestment of
 distributions...........       255,001         256,481      --             --              --              --
Shares Redeemed..........      (177,503)       (164,795)      (3,241)         (2,748)       --              --
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............     8,550,871  $    8,367,912      705,166  $      644,867          10,000  $       10,000
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                                HARTFORD GLOBAL LEADERS
                                HARTFORD HIGH YIELD HLS FUND           HLS FUND
                                ----------------------------  ---------------------------
                                   SHARES         AMOUNT        SHARES         AMOUNT
                                ------------  --------------  -----------  --------------
CLASS IB
Shares sold...................       100,000  $      100,000       30,000  $       30,000
Shares issued on reinvestment
 of distributions.............       --             --            --             --
Shares Redeemed...............       --             --            --             --
                                ------------  --------------  -----------  --------------
Net Increase..................       100,000  $      100,000       30,000  $       30,000
                                ------------  --------------  -----------  --------------
                                ------------  --------------  -----------  --------------

 11. EUROPEAN MONETARY UNION:

    On January 1, 1999, the European Monetary Union "EMU" introduced a new single currency, the euro, which will replace the national currencies of the participating members countries. Until 2002, the national currencies will continue to exist, but exchange rates will be tied to the euro. The introduction of the euro is likely to affect all stages of the investment process, including trading, foreign exchange and accounting. Because this change to a single currency is new, the introduction of the euro may result in market volatility and may affect the business or financial conditions of European issuers or of a Portfolio investing in European issuers. In addition, while the conversion will eliminate currency risk among the participating nations, currency risk between the euro and the U.S. dollar remains a factor.

 12. LINE OF CREDIT:

    The Funds participate in a $500,000,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended December 31, 1998, the Funds did not have any borrowings under these facilities.

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Hartford Life Insurance Companies
P.O. Box 2999                                                    BULK RATE
Hartford, CT 06104-2999                                        U.S. POSTAGE
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                                                               HOLLISTON, MA
                                                                  01746


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